                                                FILED PURSUANT TO RULE 424(b)(2)
                                                      REGISTRATION NO. 333-35251

PROSPECTUS SUPPLEMENT
(To Prospectus dated November 10, 1997)
                          $483,750,000 (APPROXIMATE)
              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
          SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1997-2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              INITIAL CLASS    PASS-THROUGH    FINAL SCHEDULED
                           CERTIFICATE BALANCE     RATE      DISTRIBUTION DATE(2)
---------------------------------------------------------------------------------
Class A-1.................     $29,500,000        5.825%      December 10, 1998
---------------------------------------------------------------------------------
Class A-2.................     $49,000,000        6.130%      December 10, 2004
---------------------------------------------------------------------------------
Class A-3.................     $45,000,000        6.230%      November 10, 2007
---------------------------------------------------------------------------------
Class A-4.................     $50,000,000        6.310%      October 10, 2010
---------------------------------------------------------------------------------
Class A-5.................     $33,000,000        6.390%      December 10, 2012
---------------------------------------------------------------------------------
Class A-6.................     $32,000,000        6.470%      April 10, 2015
---------------------------------------------------------------------------------
Class A-7.................     $51,000,000        6.690%      October 10, 2018
---------------------------------------------------------------------------------
Class A-8.................     $52,000,000        6.790%      December 10, 2022
---------------------------------------------------------------------------------
Class A-9.................     $68,500,000        7.090%(1)   April 10, 2028
---------------------------------------------------------------------------------
Class A-IO................             (3)        0.150%      April 10, 2028
---------------------------------------------------------------------------------
Class M...................     $41,250,000        6.900%(1)   April 10, 2028
---------------------------------------------------------------------------------
Class B-1.................     $32,500,000        7.070%(1)   February 10, 2022
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) The Pass-Through Rate for each of the Class A-9, Class M and Class B-1 Certificates is subject to a maximum rate equal to the Weighted Average
    Net Contract Rate (as defined herein) of the Contracts in the Contract
    Pool.
(2) Determined as described under "Prepayment and Yield Considerations--Final Scheduled Distribution Date"; the final Distribution Date could occur significantly earlier.
(3) The Class A-IO Certificates will not receive distributions of principal and will accrue interest on the Notional Principal Amount which will be equal to the Pool Scheduled Principal Balance.

  (PRINCIPAL AND INTEREST PAYABLE ON THE 10TH DAY OF EACH MONTH BEGINNING IN
                                DECEMBER, 1997)
     BANK OF AMERICA, FSB ACTING THROUGH ITS DIVISION, BANKAMERICA HOUSING
                         SERVICES, SELLER AND SERVICER

  The Class B-2 Certificates and the Class R Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and are not being offered hereby.
                                                 (cover continued on next page)
                                ---------------
  FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE OFFERED CERTIFICATES (DEFINED HEREIN), SEE "RISK FACTORS" HEREIN AT PAGE S-20 AND IN THE PROSPECTUS AT PAGE 13.
                                ---------------

  PROCEEDS FROM THE ASSETS IN THE TRUST FUND WILL BE THE ONLY SOURCE OF PAYMENT ON THE CERTIFICATES, AND THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF AMERICA, FSB, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR AFFILIATES THEREOF, SUBJECT TO CERTAIN EXCEPTIONS DESCRIBED UNDER "RISK FACTORS" HEREIN AND IN THE PROSPECTUS. NEITHER THE CERTIFICATES NOR THE UNDERLYING CONTRACTS OR COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
                                ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                     PROCEEDS TO      PRICE TO     UNDERWRITING
                                     SELLER(1)(2)    PUBLIC(1)       DISCOUNT
-------------------------------------------------------------------------------
Class A-1 Certificates.............   99.877000%     100.000000%      0.1230%
-------------------------------------------------------------------------------
Class A-2 Certificates.............   99.834375%      99.984375%      0.1500%
-------------------------------------------------------------------------------
Class A-3 Certificates.............   99.804375%      99.984375%      0.1800%
-------------------------------------------------------------------------------
Class A-4 Certificates.............   99.784375%      99.984375%      0.2000%
-------------------------------------------------------------------------------
Class A-5 Certificates.............   99.750000%     100.000000%      0.2500%
-------------------------------------------------------------------------------
Class A-6 Certificates.............   99.700000%     100.000000%      0.3000%
-------------------------------------------------------------------------------
Class A-7 Certificates.............   99.618750%      99.968750%      0.3500%
-------------------------------------------------------------------------------
Class A-8 Certificates.............   99.490625%      99.890625%      0.4000%
-------------------------------------------------------------------------------
Class A-9 Certificates.............   99.512500%      99.937500%      0.4250%
-------------------------------------------------------------------------------
Class A-IO Certificates............    0.667800%       0.667800%      0.0000%
-------------------------------------------------------------------------------
Class M Certificates...............   99.534375%      99.984375%      0.4500%
-------------------------------------------------------------------------------
Class B-1 Certificates.............   99.406250%      99.906250%      0.5000%
-------------------------------------------------------------------------------
Total..............................  $482,079,926   $483,574,961    $1,495,035

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Plus, with respect to each Class of Offered Certificates other than the Class A-1 Certificates, accrued interest, if any, at the applicable rate from November 10, 1997.
(2) Before deducting expenses payable by the Seller, estimated to be $560,000.

                                ---------------
  The Offered Certificates are offered subject to prior sale, when, as and if issued by the Trust Fund and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the Same Day Funds Settlement system of The Depository Trust Company, Cedel Bank, societe anonyme and the Euroclear System on or about November 20, 1997.
                                ---------------
BANCAMERICA ROBERTSON STEPHENS                       MORGAN STANLEY DEAN WITTER

                                ---------------
          The date of this Prospectus Supplement is November 14, 1997

(continued from previous page)

  The BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2 (the "Certificates") will represent interests in a pool (the "Contract Pool") of actuarial manufactured housing installment sales contracts and installment loan agreements (the "Contracts") and certain related property (the Contracts and such related property being referred to as the "Trust Fund"). The Contracts will be conveyed to the Trust Fund by Bank of America, FSB. Each Contract was originated by Bank of America, FSB on an individual basis in the ordinary course of its business. Bank of America, FSB, acting through its division, BankAmerica Housing Services, will serve as servicer of the Contracts (together with any successor servicer, the "Servicer"). The term "approximate," with respect to the aggregate principal amount of any Certificates or Contracts, means that the amount is subject to a variance of plus or minus 5%. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus dated November 10, 1997 attached hereto (the "Prospectus").

  The Certificates will consist of ten classes of senior certificates (collectively, the "Senior Certificates") designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class A-7 Certificates, the Class A-8 Certificates, the Class A-9 Certificates and the Class A-IO Certificates and four classes of subordinate certificates designated as the Class M Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class R Certificates (collectively, the "Subordinate Certificates"). Only the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-IO, Class M and Class B-1 Certificates (collectively, the "Offered Certificates") are being offered hereby. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M and Class B-1 Certificates will evidence in the aggregate approximate initial 5.90%, 9.80%, 9.00%, 10.00%, 6.60%, 6.40%, 10.20%, 10.40%, 13.70%, 8.25%, and
6.50% undivided interests, respectively, in the Contract Pool. The Class B-2 Certificates will evidence in the aggregate an approximate initial 3.25% undivided interest in the Contract Pool. The Class B-1 and Class B-2 Certificates are referred to collectively as the "Class B Certificates" herein.

  Distributions of principal and interest on the Certificates will be made to the holders of the Certificates on the 10th day of each month (or if the 10th day is not a business day, the next business day) (each, a "Distribution Date"), beginning in December, 1997. The Class A-IO Certificates will not have a principal balance and will not be entitled to distributions of principal but will be entitled to distributions of interest as described herein. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-IO Certificates will have the respective fixed Pass-Through Rates specified above. The Pass-Through Rates for the Class A-9, Class M and Class B-1 Certificates are subject to a maximum rate equal to the Weighted Average Net Contract Rate. See "Description of the Certificates" herein.

  The rights of the Subordinate Certificateholders to receive distributions of principal and interest are subordinated as described herein to such rights of the Senior Certificateholders, the rights of Class B-2 and Class R Certificateholders to receive distributions are subordinated as described herein to such rights of the Class B-1 and Class M Certificateholders, and the rights of Class B-1 Certificateholders to receive distributions are subordinated as described herein to such rights of the Class M Certificateholders. See "Description of the Certificates" herein.

  The yields to maturity of the Offered Certificates may vary from the anticipated yields to the extent such Certificates are purchased at a discount or premium and to the extent the rate and timing of payments thereon are sensitive to the rate and timing of principal payments (including prepayments) of the Contracts. The yield to maturity of the Class A-IO Certificates will be extremely sensitive to the rate and timing of principal payments (including prepayments) of the Contracts. Certificateholders should consider, in the case of any Offered Certificates purchased at a discount, the risk that a lower than anticipated rate of principal payment could result in an actual yield that is lower than the anticipated yield and, in the case of any Offered Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. Holders of the Class A-IO Certificates should carefully consider the risk that a rapid rate of principal payments on the contracts will have a negative effect on the yield thereon and could result in the failure of such holders to recover their initial investments. See "Risk Factors" herein.

  It is a condition to the issuance of the Offered Certificates that the Class A-1 Certificates be rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "F-1+" by Fitch Investors Service, L.P. ("Fitch"), that each other Class of Senior Certificates be rated "Aaa" by Moody's and "AAA" by Fitch, that the Class M Certificates be rated at least "Aa3" by Moody's and "AA-" by Fitch and that the Class B-1 Certificates be rated at least "Baa2" by Moody's and "BBB" by Fitch.

  An election will be made to treat the Trust Fund as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Certificates, other than the Class R Certificates, will represent "regular interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

                               ---------------

  There is currently no market for the Offered Certificates. The underwriters named herein (the "Underwriters") intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop, or if it does develop, that it will continue or provide sufficient liquidity. See "Risk Factors" herein and in the Prospectus.

  This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus.

  This Prospectus Supplement may be used by BancAmerica Robertson Stephens, an affiliate of the Seller and Servicer, in connection with offers and sales related to market making transactions in the Offered Certificates. BancAmerica Robertson Stephens may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale.

  UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

  NO DEALER, SALESMAN OR PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SELLER OR EITHER UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY AND THEREBY IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT, THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER AND THEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE SELLER SINCE SUCH DATES.

  CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF OFFERED CERTIFICATES, INCLUDING ENTERING STABILIZING BIDS OR EFFECTING SYNDICATE COVERING TRANSACTIONS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "METHOD OF DISTRIBUTION."

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

                                                                           PAGE
                                                                           ----
Terms of the Offered Certificates.........................................  S-1
Risk Factors.............................................................. S-20
Recent Developments....................................................... S-21
The Contract Pool......................................................... S-21
The Seller................................................................ S-29
Prepayment and Yield Considerations....................................... S-32
Description of the Certificates........................................... S-50
Certain Federal Income Tax Consequences................................... S-71
ERISA Considerations...................................................... S-73
Certain Legal Aspects of the Contracts.................................... S-75
Ratings................................................................... S-78
Legal Investment.......................................................... S-78
Method of Distribution.................................................... S-79
Use of Proceeds........................................................... S-80
Legal Matters............................................................. S-80
Index of Significant Definitions.......................................... S-81
Appendix A................................................................  A-1

                                   PROSPECTUS

Incorporation of Certain Documents by Reference...........................    1
Additional Information....................................................    1
Reports to Certificateholders.............................................    2
Summary of Terms..........................................................    3
Risk Factors..............................................................   13
The Contract Pools........................................................   16
The Sellers...............................................................   20
Bank of America, FSB's Management's Discussion and Analysis of
 Delinquency, Repossession and Loan Loss Experience.......................   28
Prepayment and Yield Considerations.......................................   28
Description of the Certificates...........................................   31
Credit and Liquidity Enhancement..........................................   43
Certain Federal Income Tax Consequences...................................   47
Other Tax Consequences....................................................   71
Restrictions on Transfer of REMIC Residual Certificates...................   72
Tax-Exempt Investors......................................................   72
Legal Investment..........................................................   73
ERISA Considerations......................................................   74
Certain Legal Aspects of the Contracts....................................   75
Ratings...................................................................   83
Method of Distribution....................................................   83
Use of Proceeds...........................................................   84
Legal Matters.............................................................   84
Other Considerations......................................................   84
Index of Significant Definitions..........................................   86

                       TERMS OF THE OFFERED CERTIFICATES

  This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned them in the Prospectus or elsewhere in this Prospectus Supplement. Reference is made to the "Index of Significant Definitions" herein for the location of the definitions of certain capitalized terms.

Securities Offered..........  The Class A-1, Class A-2, Class A-3, Class A-4,
                              Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-IO, Class M and Class B-1 Certificates (collectively, the "Offered Certificates") of the BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2. The Class B-2 and Class R Certificates are not being offered hereby. The Offered Certificates, the Class B-2 Certificates and the Class R Certificates are collectively referred to as the "Certificates" herein.

                              The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and the Class A-IO, Certificates (collectively, the "Senior Certificates") are senior to the Class M, Class B-1, Class B-2 and Class R Certificates (collectively, the "Subordinate Certificates") to the extent described herein, and the Class B-1, Class B-2 and Class R Certificates are subordinate to the Class M Certificates to the extent described herein. The Class B-1 and Class B-2 Certificates are referred to herein collectively as the "Class B Certificates." The Offered Certificates and the Class B-2 Certificates are referred to herein collectively as the "Series 1997-2 Regular Certificates." The Class R Certificates are referred to herein as the "Series 1997-2 Residual Certificates."

The Seller..................  Bank of America, FSB (together with any successor servicer under the Agreement (defined below), the "Seller"), acting through its division, BankAmerica Housing Services.

Servicer....................  Bank of America, FSB (together with any successor servicer under the Agreement (defined below), the "Servicer"), acting through its division, BankAmerica Housing Services.

Trustee.....................  The First National Bank of Chicago (the
                              "Trustee").

Cut-off Date................  October 31, 1997.

Cut-off Date Pool Principal
 Balance ...................  $499,999,893.90 (Approximate, subject to a variance of plus or minus 5%).

Initial Certificate
Balance.....................  The Initial Certificate Balance for each Class of
                              Offered Certificates is set forth on the cover hereof. Each such Initial Certificate Principal Balance is subject to a variance of plus or minus 5%).

Initial Class A-IO Notional
 Principal Amount...........  $499,999,893.90 (Approximate, subject to a variance of plus or minus 5%).

Initial Class B-2
 Certificate Principal
 Balance....................  $16,249,893.90 (Approximate, subject to a variance of plus or minus 5%).

Pass-Through Rate...........  The Pass-Through Rate for each Class of the
                              Offered Certificates is set forth on the cover hereof. The Pass-Through Rates for each of the Class A-9, Class M and Class B-1 Certificates will not exceed the Weighted Average Net Contract Rate. The "Weighted Average Net Contract Rate" is the weighted average of the Net Contract Rates (weighted by outstanding principal balance) on the Contracts in the Contract Pool. The "Net Contract Rate" of a Contract equals the rate of interest borne by such Contract minus the Annual Servicing Rate and minus the Class A-IO Pass-Through Rate. The "Annual Servicing Rate" is equal to 1%. Interest on each Class of Certificates, other than the Class A-1 Certificates will be calculated on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Class A-1 Certificates will be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, as defined herein.

Class B-2 Pass-Through
Rate........................  An amount equal to the lesser of 8.40%, and the
                              Weighted Average Net Contract Rate, calculated on the basis of a 360-day year comprised of twelve 30-day months.

Distribution Date...........  The 10th day of each month (or if such 10th day is not a business day, the next succeeding business day), commencing in December, 1997. The first Distribution Date is December 10, 1997 (the "First Distribution Date").

Collection Period...........  With respect to any Distribution Date, the calendar month prior to the month in which such Distribution Date occurs (each, a "Collection Period").

Agreement...................  The Pooling and Servicing Agreement, dated as of
                              November 1, 1997 (the "Agreement"), by and between Bank of America FSB, acting through its division, BankAmerica Housing Services, as Seller and as Servicer, and the Trustee.

The Contract Pool...........  The Contract Pool is comprised of fixed rate actuarial manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts"), in each case secured by a new or used manufactured home

                              (each manufactured home securing a Contract being referred to herein as a "Manufactured Home"). Some of the Contracts are secured by a lien on real estate. Each Contract was originated by Bank of America, FSB, acting through its division, BankAmerica Housing Services, on an individual basis in the ordinary course of its business. Neither the Contracts nor any collections thereon will be insured or guaranteed by any governmental agency or instrumentality.

                              As of the Cut-off Date, the Contract Pool consists of approximately 16,024 Contracts having an aggregate unpaid principal balance of approximately $499,999,893.90. The Contracts, as of their origination, were secured by Manufactured Homes located in 45 states and have been selected by Bank of America, FSB from its manufactured housing installment sale contracts and installment loan portfolio on the basis of the criteria specified in the Agreement (as defined herein). Monthly payments of principal and interest on the Contracts will be due on various days (each, a "Due Date") throughout each month. As of the Cut-off Date, the Contract Rates on the Contracts ranged from 7.00% to 14.50%, with a weighted average of approximately 10.54%. As of the Cut-off Date, the Contracts had a weighted average original term to maturity of approximately 286 months and a weighted average remaining term to maturity of approximately 282 months. The final scheduled payment date on the Contract with the latest maturity is in October 2027. The Contracts were originated in 1997. See "The Contract Pool" and "Prepayment and Yield Considerations" herein for a detailed description of the Contracts.

                              In addition to the security interest on the manufactured home, certain of the Contracts (the "Land Home Contracts" and "Land-in-Lieu Contracts") will be secured by a mortgage or trust deed on the real estate on which the manufactured home is located. Land Home and Land-in-Lieu Contracts in the aggregate comprise approximately 9.56% (by principal balance) of the Contract Pool as of the Cut-off Date. See "The Contract Pool-Land Home and Land-in-Lieu Contracts" herein and "The Contract Pools" in the Prospectus.


Description of
Certificates................  The Certificates evidence undivided interests in the Contract Pool and certain other property held in trust for the benefit of the Certificateholders (the Contracts and such other property being collectively referred to as the "Trust Fund"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-IO Certificates are Senior Certificates and the Class M, Class B-1, Class B-2 and Class R Certificates are Subordinate Certificates, all as described herein. The Residual Interest is evidenced by the Class R Certificates. The Offered Certificates will be offered in denominations of $1,000 and integral multiples of one dollar in excess thereof. The undivided percentage interest (the "Percentage Interest") evidenced by a Certificate of any Class (other than a Class R Certificate) in the distributions to the related Class will be equal to the percentage obtained by dividing the original denomination of such Certificate by the initial Certificate Balance or initial Notional Principal Amount, as the case may be, of such Class of Certificates.

Non-Recourse Obligations....  Neither Bank of America, FSB nor any of its
                              affiliates will have any obligations with respect to the Offered Certificates except, in the case of the Seller, for obligations arising from certain of its representations and warranties with respect to the Contracts and for certain contractual servicing obligations, each as further described herein. SUBJECT ONLY TO
                              THE FOREGOING EXCEPTIONS, THE OFFERED
                              CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION OR BANK OF AMERICA, FSB, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR ANY AFFILIATE THEREOF, AND ASSETS IN THE TRUST FUND WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE OFFERED CERTIFICATES. None of the Certificates will include the benefit of a guarantee or limited guarantee of the Seller or an affiliate thereof. NONE OF THE OFFERED CERTIFICATES NOR THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

Record Date.................  The last business day preceding the Distribution
                              Date.

Distributions...............  General. Distributions to the holders of the
                              Series 1997-2 Regular Certificates of interest and principal, respectively, will be made first to the holders of the Senior Certificates, second to the holders of the Class M Certificates, third to the holders of the Class B-1 Certificates and fourth to the holders of the Class B-2 Certificates. Within each Class of Certificates, such distributions will be applied first to the payment of interest and then to the payment of principal. The funds available in the Certificate Account (as hereinafter defined) for distribution on a Distribution Date (the "Available Distribution Amount," as further defined herein under "Description of the Certificates--Payments on the Contracts; Certificate Account") will be applied in the amounts and the order of priority set forth below.


                              Distributions to holders of each Class of Certificates of principal (other than to holders of the Class A-IO Certificates) and interest will be made on each Distribution Date in an amount equal to their respective Percentage Interests multiplied by the aggregate amount distributed to such Class of Certificates on such Distribution Date. Interest will be calculated on the Class A-IO Certificates on the basis of a "Notional Principal Amount" equal to the Pool Scheduled Principal Balance, as defined below, as of the close of business on the immediately preceding Distribution Date. Reference to the Notional Principal Amount of the Class A-IO Certificates is only for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal. Distributions will be made on each Distribution Date to holders of record on the preceding Record Date, except that the final distribution in respect of the Certificates will only be made upon presentation and surrender of the Certificates at the office or agency appointed by the Trustee for that purpose in Chicago or New York City.

                              The percentages of the Formula Principal
                              Distribution Amount that are distributable to the Senior Certificateholders, the Class M Certificateholders, the Class B-1 Certificateholders and the Class B-2 Certificateholders are determined on the basis of whether the Class M Principal Distribution Test or the Class B Principal Distribution Test are met, as described below. By their terms, neither of such tests can be met prior to the Distribution Date in December 2001. Consequently, unless the Senior Certificate Balance is reduced to zero prior to such Distribution Date, holders of the Senior Certificates will receive 100% of the Formula Principal Distribution Amount (in the order described below) until at least such Distribution Date.

                              Priorities. On each Distribution Date, the
                              Available Distribution Amount, together with the Reserve Account Draw Amount (as defined herein), if any, will be distributed in the following amounts and in the following order of priority:

                                (i) concurrently to the Class A-1, Class A-2,
                              Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-IO Certificates, the Class A-1 Interest Distribution Amount, the Class A-2 Interest Distribution Amount, the Class A-3 Interest Distribution Amount, the Class A-4 Interest Distribution Amount, the Class A-5 Interest Distribution Amount, the Class A-6 Interest Distribution Amount, the Class A-7 Interest Distribution Amount, the Class A-8 Interest Distribution Amount, the Class A-9 Interest Distribution Amount, and the Class A-IO Interest Distribution Amount, respectively;

                                (ii) to the Senior Certificateholders, other
                              than the Class A-IO Certificates, the Senior
                              Percentage of the Formula Principal Distribution Amount in the following order of priority:

                                    (a) to the Class A-1 Certificateholders
                                  until the Certificate Balance of the Class A-1 Certificates is reduced to zero;

                                    (b) to the Class A-2 Certificateholders
                                  until the Certificate Balance of the Class A-2 Certificates is reduced to zero;

                                    (c) to the Class A-3 Certificateholders
                                  until the Certificate Balance of the Class A-3 Certificates is reduced to zero;

                                    (d) to the Class A-4 Certificateholders
                                  until the Certificate Balance of the Class A-4 Certificates is reduced to zero;

                                    (e) to the Class A-5 Certificateholders
                                  until the Certificate Balance of the Class A-5 Certificates is reduced to zero;

                                    (f) to the Class A-6 Certificateholders
                                  until the Certificate Balance of the Class A-6 Certificates is reduced to zero;

                                    (g) to the Class A-7 Certificateholders
                                  until the Certificate Balance of the Class A-7 Certificates is reduced to zero;

                                    (h) to the Class A-8 Certificateholders
                                  until the Certificate Balance of the Class A-8 Certificates is reduced to zero;

                                    (i) to the Class A-9 Certificateholders
                                  until the Certificate Balance of the Class A-9 Certificates is reduced to zero;

                                (iii) to the Class M Certificateholders, the
                              Class M Interest Distribution Amount;

                                (iv) to the Class M Certificateholders, the
                              Class M Percentage of the Formula Principal
                              Distribution Amount until the Class M Certificate Balance is reduced to zero;

                                (v) to the Class B-1 Certificateholders, the
                              Class B-1 Interest Distribution Amount;

                                (vi) to the Class B-1 Certificateholders, the
                              Class B Percentage of the Formula Principal
                              Distribution Amount until the Class B-1
                              Certificate Balance is reduced to zero;

                                (vii) to the Class B-2 Certificateholders, the
                              Class B-2 Interest Distribution Amount;

                                (viii) to the Class B-2 Certificateholders, the
                              Class B Percentage of the Formula Principal
                              Distribution Amount (less any portion thereof distributed pursuant to clause (vi) above) until the Class B-2 Certificate Balance is reduced to zero;

                                (ix) if such Distribution Date is on or after
                              the earlier of (a) the Distribution Date in December 2007 and (b) the first Distribution Date on which the percentage equivalent of a fraction, the numerator of which is the Pool Scheduled Principal Balance (after giving effect to distributions with respect to principal) for such Distribution Date and the denominator of which is the Cut-off Date Pool Principal Balance, is less than or equal to 25%, to the Reserve Account, any remaining Available Distribution Amount to the extent necessary to increase the funds in the Reserve Account to the Reserve Account Cap; and

                                (x) if the Distribution Date is on or after
                              December 10, 1998, and the Class A-1 Certificate Balance has not been reduced to zero after the application of distributions on such Distribution Date to Class A-1 Certificateholders pursuant to clause (ii) above, to the Class A-1 Certificateholders until the Class A-1 Certificate Balance has been reduced to zero; and

                                (xi) to the Class R Certificateholders, any
                              remaining Available Distribution Amount.

                              Notwithstanding the foregoing, on any
                              Distribution Date on which the amount
                              distributable (the "initial distribution") to holders of the Class B-2 Certificates pursuant to clause (viii) above would cause (x) the sum of
                              (i) the Class B-2 Certificate Balance and (ii) the amount on deposit in the Reserve Account (in each case, after giving effect to the initial distribution) (such sum, the "Clause X Amount") to be less than (y) $9,999,998 (the "Clause Y Amount"), which is 2% of the Cut-off Date Pool Principal Balance, then the principal distribution to holders of the Class B-2 Certificates pursuant to clause (viii) above will be reduced to such amount as will cause the Clause X Amount to equal the Clause Y Amount, and the Available Distribution Amount (allocable to principal) that remains after such reduced distribution to the Class B-2 Certificateholders will be distributed pro rata to holders of the Senior Certificates, other than the Class A-IO Certificates, and the Class M Certificates on the basis of their respective Certificate Balances.

                              In addition, notwithstanding the prioritization of the distribution of the Formula Principal Distribution Amount to the holders of the Senior Certificates pursuant to clause (ii) above, on a Distribution Date, if any, in respect of which a Deficiency Event (defined below) is in effect, the portion of the Formula Principal Distribution Amount for such Distribution Date that would otherwise be distributed sequentially to the holders of the Senior Certificates pursuant to clause (ii) above will instead be distributed to the holders of the Senior Certificates, other than the Class A-IO Certificates, pro rata based upon the Certificate Balance of each such Class until the Certificate Balances of each of the Senior Certificates have been reduced to zero. A "Deficiency Event" will be in effect for any Distribution Date as to which the Pool Scheduled Principal Balance is equal to or less than the aggregate Certificate Balance of the Senior Certificates.

                              Furthermore, notwithstanding the foregoing, if the percentage of the Formula Principal Distribution Amount allocable to the holders of the Class A-9 Certificates on any Distribution Date pursuant to clause (ii) above exceeds the Class A-9 Certificate Balance for such Distribution Date, such excess will be distributed to the Class M and Class B-1 Certificateholders (or the Class B-2 Certificateholders if the Certificate Balance of the Class B-1 Certificates has been reduced to zero) pro rata on the basis of the Class M and Class B Percentages, respectively. If the percentage of the Formula Principal Distribution Amount allocable to the Class M Certificateholders on any Distribution Date pursuant to clause (iv) above exceeds the Class M Certificate Balance for any such Distribution Date, such excess will be distributed to the Class B-1 Certificateholders until the Class B-1 Certificate Balance is reduced to zero (and to the Class B-2 Certificateholders thereafter).

                              Definitions. Except as described below, as to any Distribution Date, the "Interest Distribution Amount" for any Class is equal to the sum of
                              (i) one month's interest at the Pass-Through Rate for that Class on the Certificate Balance or on the Notional Principal Amount, as applicable, of that Class and (ii) any previously undistributed shortfalls in interest due to the Certificateholders of that Class in respect of prior Distribution Dates. Any shortfall in interest due to Certificateholders will, to the extent legally permissible, bear interest at the related Pass-Through Rate. Interest will accrue with respect to each Distribution Date in respect of the Series 1997-2 Regular Certificates during the one-month period beginning on the 10th day of the month preceding the month of such Distribution Date (or, with respect to the First Distribution Date and the Class A-1 Certificates, the Closing Date) and ending on the 9th day of the month of such Distribution Date (each, an "Interest Accrual Period").

                              The "Senior Percentage" (which shall not be greater than 100%) for a Distribution Date is the percentage equivalent of a fraction, the numerator of which is the Senior Certificate

                              Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

                                (i) the Senior Certificate Balance immediately
                              prior to such Distribution Date,

                                (ii) if the Class M Principal Distribution Test
                              has been met, the Class M Certificate Balance immediately prior to such Distribution Date or, if the Class M Principal Distribution Test has not been met, zero, and

                                (iii) if the Class B Principal Distribution
                              Test has been met, the Class B Certificate
                              Balance immediately prior to such Distribution Date or, if the Class B Principal Distribution Test has not been met, zero.

                              The "Class M Percentage" (which shall not be greater than 100%) for a Distribution Date is (i) if the Class M Principal Distribution Test has been met or the Senior Certificate Balance is zero for such Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class M Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

                                (a) the Senior Certificate Balance immediately
                              prior to such Distribution Date,

                                (b) the Class M Certificate Balance immediately
                              prior to such Distribution Date, and

                                (c) if the Class B Principal Distribution Test
                              has been met, the Class B Certificate Balance immediately prior to such Distribution Date, or, if the Class B Principal Distribution Test has not been met, zero, or (ii) if the Class M Principal Distribution Test has not been met and the Senior Certificate Balance is not zero for such Distribution Date, zero.

                              The "Class B Percentage" (which shall not be greater than 100%) for a Distribution Date is (i) if the Class B Principal Distribution Test has been met or the Senior Certificate Balance and the Class M Certificate Balance are zero for such Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

                                    (a) the Senior Certificate Balance
                                  immediately prior to such Distribution Date,

                                    (b) the Class M Certificate Balance
                                  immediately prior to such Distribution Date, and

                                    (c) the Class B Certificate Balance
                                  immediately prior to such Distribution Date, or

                                (ii) if the Class B Principal Distribution Test
                              has not been met and the Senior Certificate
                              Balance and the Class M Certificate Balance are not zero for such Distribution Date, zero.

                              Notwithstanding the foregoing, in no event will
                              (i) the Class M Percentage exceed the percentage equal to 100% minus the Senior Percentage or (ii) the Class B Percentage exceed the percentage equal to 100% minus the sum of the Senior Percentage and the Class M Percentage.

                              The "Class M Principal Distribution Test" will be met if all of the following conditions are satisfied:

                                (1) the Distribution Date is on or after the
                              Distribution Date in December 2001;

                                (2) the percentage equivalent of a fraction,
                              the numerator of which is the sum of (a) the Class M Certificate Balance immediately prior to such Distribution Date and (b) the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance immediately prior to such Distribution Date, is equal to at least 27.0% (which is 1.5 times the percentage equivalent of the fraction, the numerator of which is the sum of (a) the Initial Class M Certificate Balance, (b) the Initial Class B-1 Certificate Balance and (c) the Initial Class B-2 Certificate Balance and the denominator of which is the Cut-off Date Pool Principal Balance);

                                (3) the Cumulative Realized Losses as of such
                              Distribution Date do not exceed (a) if such Distribution Date is from and including December 2001 and up to and including November 2002, 6.0% of the Cut-off Date Pool Principal Balance, (b) if such Distribution Date is from and including December 2002 and up to and including November 2003, 7.0% of the Cut-off Date Pool Principal Balance, (c) if such Distribution Date is from and including December 2003 and up to and including November 2004, 8.5% of the Cut-off Date Pool Principal Balance, and (d) if such Distribution Date is in or after December 2004, 9.5% of the Cut-off Date Pool Principal Balance;

                                (4) the Current Realized Loss Ratio as of such
                              Distribution Date does not exceed 2.5%;

                                (5) the Average Sixty-Day Delinquency Ratio as
                              of such Distribution Date does not exceed 3.5%;
                              and

                                (6) the Average Thirty-Day Delinquency Ratio as
                              of such Distribution Date does not exceed 5.5%.

                              The "Class B Principal Distribution Test" will be met if all of the following conditions are satisfied:

                                (1) the Distribution Date is on or after the
                              Distribution Date in December 2001;

                                (2) the percentage equivalent of a fraction,
                              the numerator of which is the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance immediately prior to such Distribution Date, is equal to at least 14.625% (which is approximately
                              1.5 times the percentage equivalent of the fraction, the numerator of which is the sum of
                              (a) the Initial Class B-1 Certificate Balance and
                              (b) the Initial Class B-2 Certificate Balance and the denominator of which is the Cut-off Date Pool Principal Balance);

                                (3) the Cumulative Realized Losses as of such
                              Distribution Date do not exceed (a) if such Distribution Date is from and including December 2001 and up to and including November 2002, 6.0% of the Cut-off Date Pool Principal Balance, (b) if such Distribution Date is from and including December 2002 and up to and including November 2003, 7.0% of the Cut-off Date Pool Principal Balance, (c) if such Distribution Date is from and including December 2003 and up to and including November 2004, 8.5% of the Cut-off Date Pool Principal Balance and (d) if such Distribution Date is in or after December 2004, 9.5% of the Cut-off Date Pool Principal Balance;

                                (4) the Current Realized Loss Ratio as of such
                              Distribution Date does not exceed 2.5%;

                                (5) the Average Sixty-Day Delinquency Ratio as
                              of such Distribution Date does not exceed 3.5%;
                              and

                                (6) the Average Thirty-Day Delinquency Ratio as
                              of such Distribution Date does not exceed 5.5%.

                              The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of
                              (a) the Total Regular Principal Amount (as defined below) for such Distribution Date and (b) any previously undistributed shortfalls in the distribution of the Total Regular Principal Amount in respect of prior Distribution Dates.

                              The "Total Regular Principal Amount" on each
                              Distribution Date is the sum of (i) the Scheduled Principal Reduction Amount (defined below) for such Distribution Date, (ii) the Scheduled Principal Balance (defined below) of each Contract which, during the related Collection Period, was purchased by Bank of America, FSB on account of certain breaches of representations and warranties made by it in the Agreement, (iii) all partial prepayments received during such related Collection Period, (iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such related Collection Period and (v) the Scheduled Principal Balance of each Contract that became a Liquidated Contract (defined below) during such related Collection Period.

                              The "Scheduled Principal Balance" of a Contract for any Distribution Date is its principal balance as of the Due Date in the Collection Period immediately preceding such Distribution Date, after giving effect to all previous partial prepayments, all previous scheduled principal payments (whether or not paid) and the scheduled principal payment due on such Due Date, but without giving effect to any adjustment due to bankruptcy or similar proceedings.

                              The "Scheduled Principal Reduction Amount" for any Distribution Date is an approximate calculation (performed on an aggregate basis rather than on a Contract-by-Contract basis) of the scheduled payments of principal due during the related Collection Period. Both of these terms are more fully described herein under "Description of the Certificates--Distributions" herein.

                              The "Pool Scheduled Principal Balance" for any Distribution Date is equal to the Cut-off Date Pool Principal Balance less the aggregate of the Total Regular Principal Amounts for all prior Distribution Dates.

                              In general, a "Liquidated Contract" is a defaulted Contract as to which all amounts that the Servicer expects to recover relating to such Contract ("Liquidation Proceeds") have been received. A Liquidated Contract includes any defaulted Contract in respect of which the related Manufactured Home has been realized upon and disposed of and the proceeds of such disposition have been received.

                              The "Certificate Balance" for any Class, other than the Class A-IO, as of any Distribution Date is the Initial Certificate Balance of that Class less all amounts previously distributed to Certificateholders of that Class on account of principal. The "Senior Certificate Balance" as of any Distribution Date is the sum of the Certificate Balances of the Senior Certificates, other than the Class A-IO, immediately prior to such Distribution Date. The "Subordinate Certificate Balance" as of any Distribution Date is the sum of the Class M Certificate Balance, Class B-1 Certificate Balance and the Class B-2 Certificate Balance immediately prior to such Distribution Date. In no event shall the aggregate distributions of principal to the holders of any class of Offered Certificates and the Class B-2 Certificates exceed the Initial Class Certificate Balances for such class of Offered Certificates or the Initial Class B-2 Certificate Balance, respectively.

Reserve Account.............  On the Closing Date, the Trustee shall establish an account (the "Reserve Account") for the benefit of the Certificateholders. The Reserve Account shall have an initial balance of zero on the Closing Date. Commencing on the Distribution Date which is the earlier of (a) the Distribution Date in December 2007 and (b) the first Distribution Date on which the percentage equivalent of a fraction, the numerator of which is the Pool Scheduled Principal Balance (after giving effect to distributions with respect to principal) for such Distribution Date and the denominator of which is the Cut-off Date Pool Principal Balance, is less than or equal to 25%, the Trustee shall make a deposit into the Reserve Account pursuant to clause (ix) in the fourth paragraph under "Distributions" above up to the Reserve Account Cap. On each Distribution Date, the Trustee will withdraw from the Reserve Account an amount (the "Reserve Account Draw Amount") equal to the lesser of (a) the amount then on deposit in the Reserve Account and (b) the amount by which the aggregate of amounts due to Certificateholders in clauses (i) through
                              (viii) under "Distributions" above exceeds the Available Distribution Amount on such Distribution Date and distribute such amount, together with the Available Distribution Amount.

                              Funds in the Reserve Account will be invested in Eligible Investments by the Trustee, and the net investment earnings, if any, will be paid to the Class R Certificateholders. "Eligible Investments" means one or more common trust funds, collective investment trusts or money market funds acceptable to Moody's and Fitch (as evidenced by a letter from Moody's and Fitch to such effect) or, if no such trusts or funds are acceptable to Moody's and Fitch, any other obligations acceptable to Moody's and Fitch.

                              On any Distribution Date, any funds on deposit in the Reserve Account in excess of the Reserve Account Cap (after giving effect to any Reserve Account Draw Amount paid to the Certificateholders on such date) will be withdrawn from the Reserve Account and paid to the Class R Certificateholders.

                              Amounts paid to the Class R Certificateholders pursuant to the two immediately preceding paragraphs will not be available to offset shortfalls in distributions to holders of other Classes of Certificates.

                              The Reserve Account is intended to enhance the likelihood of regular receipt by the holders of the Series 1997-2 Regular Certificates of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts, but no assurance can be given that the Reserve Account will be sufficient for such purpose.

                              The "Reserve Account Cap" shall be (i) as to any Distribution Date (after giving effect to distributions due thereon) after the Closing Date and until none of the Offered Certificates remain outstanding, $2,499,999 (which is 0.5% of the Cut-off Date Pool Principal Balance) and (ii) as to any Distribution Date (after giving effect to distributions due thereon) after none of the Offered Certificates remain outstanding, the lesser of the then outstanding Class B-2 Certificate Balance and $2,499,999 (which is 0.5% of the Cut-off Date Pool Principal Balance).

Subordination of the
 Subordinate Certificates...  The rights of the holders of the Subordinate
                              Certificates to receive distributions of available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Senior Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Senior Certificates of the full amount of interest and principal distributable thereon and to afford such holders protection against losses on Liquidated Contracts. Similarly, the rights of the holders of the Class B Certificates to receive distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class M Certificates, and the rights of the holders of the Class B-2 Certificates to receive the distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class B-1 Certificates. Subject to the subordination of the Subordinate Certificates to the Senior Certificates, this subordination of the Class B Certificates to the Class M Certificates and of the Class B-2 Certificates to the Class M and Class B-1 Certificates is intended to enhance the likelihood of regular receipt by the holders of the Class M Certificates and the holders of the Class B-1 Certificates, respectively, of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts.

                              The protection afforded to the holders of Senior Certificates by means of the subordination of the Subordinate Certificates, to the Class M Certificateholders by the subordination of the Class B Certificates and to the Class B-1 Certificateholders by the subordination of the Class B-2 Certificates (in each case, to the extent described herein) will be accomplished by the application of the Available Distribution Amount (together with any Reserve Account Draw Amount) in the order specified under "Distributions" above. Accordingly, in the event that the Available Distribution Amount (together with any Reserve Account Draw Amount) on any Distribution Date is not sufficient to permit the distribution of the amount of interest and the specified portion of the Formula Principal Distribution Amount due to the holders of any Class of Certificates, the subordination is intended to protect such Certificateholders by the right of such Certificateholders to receive distributions of the Available Distribution Amount (together with any Reserve Account Draw Amount) in respect of interest and the Formula Principal Distribution Amount that would otherwise have been distributable to the Certificateholders of any Class subordinate in priority of distribution to such Class, until any shortfall in distributions to the holders of the related senior Class or

                              Classes of Certificates in respect thereof has been satisfied, to the extent described herein. See "Description of the Certificates-- Distributions."

Losses on Liquidated
Contracts...................  As described above, the Total Regular Principal
                              Amount distributable to the holders of the Series 1997-2 Regular Certificates on each Distribution Date includes the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the immediately preceding Collection Period. The Liquidation Proceeds, net of (i) certain expenses incurred to liquidate such Liquidated Contract, (ii) all accrued and unpaid interest thereon and (iii) all Monthly Advances (as defined below) required to be made in respect of such Liquidated Contract (the "Net Liquidation Proceeds"), may be less than the Scheduled Principal Balance of such Liquidated Contract. Under such circumstances, the loss on the Liquidated Contract, in the amount of the deficiency between the Net Liquidation Proceeds and the Scheduled Principal Balance of such Liquidated Contract, may be covered to the extent of the amount (the "Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds interest distributions due to the holders of the Series 1997-2 Regular Certificates and the Monthly Servicing Fee.

                              The effect of any losses on Liquidated Contracts during a Collection Period in excess of the (i) Excess Interest, if any, and (ii) the funds, if any, on deposit in the Reserve Account generally will reduce scheduled interest payments on the Class B-2 Certificates, the Class B-1 Certificates and the Class M Certificates, in that order, and may reduce the Pool Scheduled Principal Balance below the aggregate Certificate Balance of the Certificates on the related Distribution Date. In the event the Pool Scheduled Principal Balance falls below the aggregate Certificate Balance of the Certificates on any Distribution Date, shortfalls and/or losses will arise with respect to the Certificates, which shortfalls and/or losses will be borne by the Class B-2 Certificateholders, the Class B-1 Certificateholders, the Class M Certificateholders and the Senior Certificateholders, in that order.

Monthly Advances............  For each Distribution Date, the Servicer will be obligated to make an advance (a "Monthly
                              Advance") equal to the lesser of (i) delinquent scheduled payments of principal and interest on the Contracts that were due in the preceding Collection Period and (ii) the amount, if any, by which scheduled distributions of principal and interest due on the Series 1997-2 Regular Certificates exceeds certain amounts on deposit in the Certificate Account (as hereinafter defined) as of the last day of the immediately preceding Collection Period, except to the extent, in the Servicer's judgment, such advance would not be recoverable from related late payments, Liquidation Proceeds or otherwise. Advances are reimbursable to the Servicer as described herein under "Description of the Certificates-- Advances."

Security Interests in the
 Manufactured Homes;
 Transfer of Contracts and
 Security Interests;
 Repurchase or Substitution
 Obligations................  In connection with the issuance of the
                              Certificates, Bank of America, FSB will convey to the Trustee all of its interests in the Contracts. The certificates of title for the Manufactured Homes will show the BankAmerica Housing Services division of Bank of America, FSB as the lienholder, and the UCC financing statements, where applicable, will show Bank of America, FSB as secured party. Because of the expense and administrative inconvenience involved, neither the certificates of title for the Manufactured Homes nor the UCC financing statements evidencing the security interest in such Manufactured Homes will be notated or amended, as the case may be, to change the lienholder specified therein to the Trustee. Similarly, Bank of America, FSB will not record an assignment to the Trustee of the mortgage or deed of trust securing each Land Home and Land-in-Lieu Contract. In some states, in the absence of such a notation or amendment or recordation of assignment, the assignment to the Trustee of the security interest in the Manufactured Homes or the mortgage or deed of trust securing a Land Home or Land-in-Lieu Contract may not be effective against creditors of Bank of America, FSB. However, the Seller will not be obligated to repurchase or substitute a Contract solely on the basis of the failure by Bank of America, FSB to cause any such notation or amendment to be made with respect to a document of title or UCC financing statement relating to a Manufactured Home, except under certain limited specified circumstances described herein under "Description of the Certificates--Conveyance of Contracts."

                              Under the Agreement, the Seller will agree to repurchase, or at its option substitute another contract for, a Contract sold by it if it has failed to perfect a first-priority security interest in such Manufactured Home or in the event of certain violations of federal and state consumer protection laws applicable to creditors or assignees of the Contracts, unless such failure does not materially and adversely affect the Trustee's interest in the Contract or such failure has been cured.

                              Under certain federal and state laws governing the perfection of security interests in manufactured homes and enforcement of rights to realize upon the value of manufactured homes, the Trustee's security interest in a Manufactured Home could be rendered subordinate to the interest of other parties if the Manufactured Home (that does not secure a Land Home or Land-in-Lieu Contract) has been affixed to real estate or is relocated to another state without reperfection of the security interest. See "Risk Factors--Security Interest in the Manufactured Homes; Transfer of Contracts and Security Interest" and "Certain Legal Aspects of the Contracts--Security Interests in the Manufactured Homes" in the Prospectus.

                              Bank of America, FSB, as Servicer, acting through its BankAmerica Housing Services division, will maintain possession of the Contract documents, and the Seller will stamp or cause to be stamped each Contract with a legend indicating that the Contract has been assigned to the Trustee.

Optional Termination and
 Termination Auction........  The Servicer has the option to purchase from the
                              Trust Fund all Contracts then outstanding and all other property in the Trust Fund on any Distribution Date after the Distribution Date on which, among other conditions, the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance. See "Description of the Certificates--Optional Termination and Termination Auction" herein. During that period, the Servicer also may direct the Trustee to conduct a Termination Auction for the sale of all Contracts then outstanding in the Trust Fund, and, in any event, if the Servicer has not exercised the option call within 90 days of the first Distribution Date when the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer shall direct the Trustee to conduct a Termination Auction. See "Description of the Certificates-- Optional Termination and Termination Auction" herein. Any early termination of the Trust Fund and early retirement of the Certificates that results from the Servicer's exercise of the option call or a successful Termination Auction may have an effect on an investor's yield on such Certificates. See "Prepayment and Yield Considerations" herein and in the Prospectus.

Registration of Offered
 Certificates...............  The Offered Certificates initially will be represented by certificates registered in the name of Cede & Co. ("Cede") as the nominee of The Depository Trust Company ("DTC"), and will only be available in the form of book-entries on the records of DTC and participating members thereof. Certificates representing the Offered Certificates will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders" or "Certificateholders" shall reflect the rights of beneficial owners of the Offered Certificates ("Certificate Owners") as they may indirectly exercise such rights through DTC in the United

                              States, or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe and participating members thereof, except as otherwise specified herein. See "Risk Factors" and "Description of the Certificates--Global Certificates" in the Prospectus and "Description of the Certificates--Registration of the Offered Certificates" and "Description of the Certificates--Distributions" herein.

Federal Income Tax
Consequences................  For federal income tax purposes, an election will be made to treat certain assets of the Trust Fund as a real estate mortgage investment conduit ("REMIC"). The Series 1997-2 Regular Certificates will constitute "regular interests" in the REMIC and generally will be treated as debt instruments of the Trust Fund for federal income tax purposes. The Series 1997-2 Residual Certificates will be treated as the "residual interest" in the REMIC for federal income tax purposes. Holders of the Series 1997-2 Regular Certificates that would otherwise report income under a cash method of accounting will be required to include in income interest on the Series 1997-2 Regular Certificates (including original issue discount ("OID"), if any) in accordance with the accrual method of accounting.


                              The Offered Certificates, depending on their respective issue prices, may be issued with OID for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

ERISA Considerations........  Senior Certificates. Subject to the conditions and discussion set forth herein, the Senior
                              Certificates may be purchased by employee benefit or other plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or Section 4975 of the Internal Revenue Code of 1986 (the "Code"). See "ERISA Considerations" herein and in the Prospectus.

                              Subordinate Certificates. Unless the opinion referred to under "ERISA Considerations--Class M and Class B-1 Certificates" is delivered to the Trustee, an employee benefit or other plan subject to ERISA and/or Section 4975 of the Code will not be permitted to purchase or hold the Class M or the Class B Certificates as such actions may give rise to a non-exempt prohibited transaction under ERISA or Section 4975 of the Code. However, an insurance company investing assets of its general account may purchase and hold the Class M or the Class B Certificates if it delivers the required certification to the Trustee. See "ERISA Considerations" herein and in the Prospectus.

Legal Investment............  The Senior Certificates and the Class M
                              Certificates at the time of issuance will qualify as "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") and, as such, will constitute legal investments for certain types of investors to the extent provided in SMMEA. Such institutions should consult their own legal advisors in determining whether and to what extent the Senior Certificates and the Class M Certificates constitute legal investments for such investors.

                              Because the Class B-1 Certificates will not, at the time of issuance, be rated in one of the two highest rating categories of Moody's and Fitch, the Class B-1 Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on manufactured housing obligations may not be legally authorized to invest in the Class B-1 Certificates. No representation is made as to any regulatory requirements or considerations (including without limitation regulatory capital or permissible investment requirements) applicable to the purchase of the Class B-1 Certificates by banks, savings and loan associations or other financial institutions. Such institutions should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

                              The Class A-1 Certificates will be eligible securities for purchase by money market funds under paragraph (a)(9) of Rule 2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisors regarding the eligibility of the Class A-1 Certificates under Rule 2a-7 and the fund's investment policies and objectives. See "Legal Investment" herein and in the Prospectus.

Rating......................  It is a condition to the issuance of the Offered
                              Certificates that the Class A-1 Certificates be rated "P-1" by Moody's and "F-1+" by Fitch, that each other Class of Senior Certificates be rated "Aaa" by Moody's and "AAA" by Fitch, that the Class M Certificates be rated at least "Aa3" by Moody's and "AA-" by Fitch and that the Class B-1 Certificates be rated at least "Baa2" by Moody's and "BBB" by Fitch. The Seller has not requested ratings on the Offered Certificates by any rating agency other than Moody's and Fitch. However, there can be no assurance as to whether any other rating agency will rate any or all of the Offered Certificates, or if it does, what rating would be assigned by any such other rating agency. A rating on any or all of the Offered Certificates by certain other rating agencies, if assigned at all, may be lower than the rating assigned to such Certificates by Moody's and Fitch. See "Ratings" herein and in the Prospectus.

                              A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

                                 RISK FACTORS

  The discussion under "Risk Factors" in the Prospectus should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Risk Factors" in the Prospectus, unless the context expressly so provides.

  1. Limited Liquidity. Only the Offered Certificates are being offered hereby. The Underwriters intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market will develop for the Offered Certificates or, if it does develop, that it will provide the holders of any Class of Offered Certificates with liquidity of investment or that it will remain for the term of such Class of Offered Certificates.

  The Class B-1 Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in SMMEA securities will not be able to invest in the Class B-1 Certificates, limiting the market of such securities.

  2. Distributions Of Principal. The yield to maturity on the Class M and Class B-1 Certificates will be affected by the rate at which Contracts become Liquidated Contracts and the severity of ensuing losses on such Liquidated Contracts and the timing thereof. For any Distribution Date before the Class M Principal Distribution Test has been met on which the Senior Certificate Balance has not been reduced to zero, the Senior Certificateholders (other than the Class A-IO Certificateholders) will receive all payments of principal that are made on the Contracts. For any Distribution Date after the Class M Principal Distribution Test has been met but before the Class B Distribution Test has been met on which each of the Senior Certificate Balance and the Class M Certificate Balance has not been reduced to zero, the Senior Certificateholders (other than the Class A-IO Certificateholders) and the Class M Certificateholders will receive all payments of principal that are made on the Contracts. It is not possible to predict the timing of the occurrence of the Distribution Date, if any, on which the Senior Certificate Balance or the Class M Certificate Balance, as applicable, will be reduced to zero, which occurrences will be affected by the rate of voluntary prepayments in addition to prepayments due to default and subsequent liquidation. Prepayments on Contracts may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality, market interest rates, changes in housing needs, job transfers and unemployment. See "Prepayment and Yield Considerations" herein and in the Prospectus.

  3. No Recourse. Neither Bank of America, FSB nor any of its affiliates will have any obligations with respect to the Offered Certificates except for obligations in its capacity as Seller arising from certain of its representations and warranties with respect to the Contracts and for certain contractual servicing obligations, each as further described herein. SUBJECT ONLY TO THE FOREGOING EXCEPTIONS, THE OFFERED CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION OR BANK OF AMERICA, FSB, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR ANY AFFILIATE THEREOF, AND ASSETS IN THE TRUST FUND WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE OFFERED CERTIFICATES. None of the Certificates will include the benefit of a guarantee or limited guarantee of the Seller or an affiliate thereof. NONE OF THE OFFERED CERTIFICATES NOR THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

  4. Subordination of Class M and Class B Certificates. The rights of the holders of the Class M Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to the rights of the holders of the Senior Certificates. Consequently, if shortfalls and/or losses arise with respect to the Certificates, they will be borne by the Class M Certificateholders before they are borne by the Senior Certificateholders. The rights of the holders of the Class B Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to the rights of the holders of the Class M Certificates. Consequently, if shortfalls and/or losses arise with respect to the Certificates, they will be borne by the Class B Certificateholders before they are borne by the Class M Certificateholders.

  5. Prepayments May Affect Pass-Through Rates. The Pass-Through Rate for each of the Certificates of Class A-9, Class M, Class B-1 and Class B-2 on any Distribution Date will be adjusted so as not to exceed the weighted average of the Net Contract Rates in the Contract Pool. Disproportionate prepayments (including prepayments due to liquidations and repurchases by the Seller as required or permitted by the Agreement) of Contracts with Net Contract Rates in excess of the initial Pass-Through Rates (each an "Initial Pass-Through Rate") for the Certificates will increase the possibility that the Pass-Through Rate for such Classes of Certificates will be adjusted to an amount lower than the related Initial Pass-Through Rate. There is no mechanism to compensate Certificateholders for any such reduction. Any difference between interest at the actual Pass-Through Rate and interest at the Initial Pass-Through Rate will not constitute a shortfall, and any such difference will be foregone permanently.

  6. Sensitivity of Class A-IO Certificates. The yield to maturity on the Class A-IO Certificates will be extremely sensitive to the level of principal prepayments (including principal prepayments, repurchases, liquidations and defaults on the Contracts). The interest payable on the Class A-IO Certificates is based on the Notional Principal Amount and therefore the yield to maturity on such Certificates will decrease as a result of faster than expected principal prepayments on the Contracts. Potential investors should fully consider the risks associated with an investment in the Class A-IO Certificates, including the possibility that if the rate of principal prepayments is rapid, investors may not fully recoup their initial investments.

                              RECENT DEVELOPMENTS

  Bank of America, FSB recently announced its intention to sell the operating business of its BankAmerica Housing Services division. Bank of America, FSB does not expect that the sale of the BankAmerica Housing Services division will be completed until the first quarter of 1998. There can be no assurance that a sale will in fact be consummated.

  The administration of the servicing functions for the Contracts and the Manufactured Homes is performed by the BankAmerica Housing Services division by personnel employed by it. It is anticipated that if the BankAmerica Housing Services division is sold, the purchaser would act as a successor servicer. However, under the terms of the Agreement, the Servicer may transfer servicing only if, among other things, the rating on the Certificates will not be withdrawn or downgraded as a result of such transfer and if the successor to the Servicer agrees to assume all of the duties of the Servicer to be performed under the Agreement. In the event that any such successor does not meet the conditions set forth in the Agreement, it is anticipated that Bank of America, FSB would delegate its duties as Servicer to such successor but would remain the Servicer of record under the Agreement and, therefore, primarily responsible for the servicing functions thereunder.

                               THE CONTRACT POOL

  Each Contract was originated by Bank of America, FSB, acting through its division, BankAmerica Housing Services, on an individual basis in the ordinary course of its business. A description of Bank of America FSB's general practices with respect to the origination or purchase of manufactured housing contracts similar to the Contracts is set forth in the Prospectus under "The Sellers--Loan Originations" and "The Sellers--Underwriting Policies."

  On the date of initial issuance of the Offered Certificates, the Seller will convey to the Trust Fund the Contracts. The Contract Pool in the Trust Fund will consist of such Contracts. Bank of America, FSB, acting through its division BankAmerica Housing Services, as Servicer, will obtain and maintain possession of all Contract documents.

  The Contracts are all fixed rate actuarial Contracts. Some of the Contracts in the Contract Pool are secured by a lien on real estate. None of the Contracts (i) was purchased in bulk from an unrelated third party, (ii) is insured in whole or in part or guaranteed in whole or in part, as applicable, by the Veterans Administration, the Federal Housing Administration or by any other governmental entity or instrumentality, (iii) is amortized using the "simple interest" amortization method or (iv) has a variable Contract Rate or a Contract Rate which steps up on particular dates.

  Management of Bank of America, FSB estimates that in excess of 90% of the Manufactured Homes are used as primary residences by the Obligors under the Contracts secured by such Manufactured Homes.

  As of the Cut-off Date, the Contract Rates on the Contracts ranged from 7.00% to 14.50%. The weighted average Contract Rate of the Contracts as of the Cut-off Date was approximately 10.54%. As of the Cut-off Date, the Contracts had remaining scheduled maturities of not more than 360 months, and original scheduled maturities of at least 24 months but not more than 360 months. As of the Cut-off Date, the Contracts had a weighted average remaining term to maturity of approximately 282 months, and a weighted average original term to scheduled maturity of approximately 286 months. The average outstanding principal balance of the Contracts as of the Cut-off Date was approximately $31,203 and the outstanding principal balances of the Contracts as of the Cut-off Date ranged from approximately $1,877 to $145,055. The weighted average loan-to-value ratio for the Contracts at origination was approximately 89.26% and the loan-to-value ratio of the Contracts at origination ranged from 22% to 95%. "Value" is equal to the total buyer's cost of the manufactured home (including taxes, insurance and any prepaid finance charges or closing costs that are financed). For Land Home and Land-in-Lieu Contracts, "Value" is equal to (i) the value of the real property as determined by appraisal or tax assessment, plus the total buyer's cost of the manufactured home (as indicated above), plus the cost of the improvements to the land or (ii) in the case of a manufactured home that is already located on the land, the final appraised value of the land and manufactured home together. The underwriting practices of the BankAmerica Housing Services division of Bank of America, FSB regarding loan-to-value ratios of Contracts it originates or purchases are set forth in the Prospectus under "The Sellers--Loan Originations" and "The Sellers-- Underwriting Policies." Manufactured homes, unlike site-built homes, generally depreciate in value, and it has been the experience of the BankAmerica Housing Services division of Bank of America, FSB that, upon repossession, the market value of a manufactured home securing a manufactured housing contract is generally lower than the principal balance of the related manufactured housing contract. Certain statistical information relating to the average percentage of principal recovered upon liquidation of certain manufactured housing contracts is set forth herein and in the Prospectus under "The Sellers-- Delinquency and Loan Loss/Repossession Experience." Such statistical information is included herein and therein only for illustrative purposes. There is no assurance that the Contracts have characteristics that are similar to the manufactured housing contracts to which such statistical information relates. In addition, the percentage recovery of principal on liquidation of manufactured housing contracts historically has been adversely affected by downturns in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic loss upon liquidation. In light of the foregoing, no assurance can be given that the percentage of principal recovered upon liquidation of defaulted Contracts will be similar to any statistical information contained herein. See "The Sellers--Delinquency and Loan Loss/Repossession Experience" herein and in the Prospectus.

  The Contracts are secured by Manufactured Homes located in 45 states; approximately 9.95% of the Contracts by outstanding principal balance as of the Cut-off Date were secured by Manufactured Homes located in Georgia, 8.91% in Alabama, 8.50% in Texas and 7.01% in North Carolina. No other state represented more than 5% (by outstanding principal balance as of the Cut-off
Date) of the Contracts.

  Approximately 80% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were new at the time the related Contracts were originated, and approximately 20% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were used at the time the related Contracts were originated. Approximately 9.56% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by liens on real estate as well as on Manufactured Homes. See "Certain Legal Aspects of the Contracts" herein.

  Set forth below is a description of certain additional characteristics of the
Contracts:

       GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES AS OF ORIGINATION

                                                               % OF CONTRACT
                                                            POOL BY OUTSTANDING
                                        AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                    NUMBER OF CONTRACTS BALANCE OUTSTANDING     AS OF CUT-
   STATE            AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      OFF DATE(1)
   -----            ------------------- ------------------- -------------------
   Alabama.........        1,271          $ 44,560,711.25           8.91%
   Arizona.........          502            17,562,987.28           3.51
   Arkansas........          440            13,480,282.71           2.70
   California......          228             7,596,630.91           1.52
   Colorado........          291             9,015,605.41           1.80
   Delaware........           60             2,013,487.60            .40
   Florida.........          659            22,927,809.40           4.59
   Georgia.........        1,398            49,751,330.56           9.95
   Idaho...........           73             2,171,288.45            .43
   Illinois........          217             6,289,326.49           1.26
   Indiana.........          366             9,207,185.16           1.84
   Iowa............          124             3,087,290.45            .62
   Kansas..........          130             4,170,939.26            .83
   Kentucky........          898            24,953,256.37           4.99
   Louisiana.......          516            16,375,146.34           3.28
   Maine...........           56             2,094,426.92            .42
   Maryland........           96             2,681,126.99            .54
   Michigan........          285             8,215,388.35           1.64
   Minnesota.......          137             3,363,502.71            .67
   Mississippi.....          428            11,935,814.34           2.39
   Missouri........          429            12,102,850.44           2.42
   Montana.........           85             2,750,036.56            .55
   Nebraska........           85             2,755,649.39            .55
   Nevada..........          152             7,403,546.65           1.48
   New Hampshire...           32             1,082,187.04            .22
   New Jersey......           26               732,218.66            .15
   New Mexico......          278             9,407,112.88           1.88
   New York........          326            10,526,256.83           2.11
   North Carolina..        1,135            35,073,029.60           7.01
   North Dakota....           51             1,328,927.78            .27
   Ohio............          346             8,869,504.53           1.77
   Oklahoma........          410            13,310,800.74           2.66
   Oregon..........          123             3,672,418.48            .73
   Pennsylvania....          504            13,107,120.76           2.62
   South Carolina..          465            14,889,823.63           2.98
   South Dakota....           55             1,493,919.81            .30
   Tennessee.......          636            18,707,080.32           3.74
   Texas...........        1,352            42,517,060.11           8.50
   Utah............           22               798,798.48            .16
   Vermont.........           27             1,001,088.98            .20
   Virginia........          342             9,768,130.67           1.95
   Washington......          110             3,722,092.19            .74
   West Virginia...          527            14,552,718.82           2.91
   Wisconsin.......          203             4,765,530.82            .95
   Wyoming.........          128             4,208,452.78            .84
                          ------          ---------------         ------
     Total.........       16,024          $499,999,983.90         100.00%
                          ======          ===============         ======

--------
(1) Entries may not add to 100.00% due to rounding.

                       YEAR OF ORIGINATION OF CONTRACTS

                                                               % OF CONTRACT
                                        AGGREGATE PRINCIPAL POOL BY OUTSTANDING
    YEAR OF         NUMBER OF CONTRACTS BALANCE OUTSTANDING  PRINCIPAL BALANCE
   ORIGINATION      AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE
   -----------      ------------------- ------------------- -------------------
    1997...........       16,024          $499,999,893.90         100.00%
                          ------          ---------------         ------
      Total........       16,024          $499,999,893.90         100.00%
                          ======          ===============         ======

          DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF CONTRACTS(1)

                                                                       % OF CONTRACT
                                                                    POOL BY OUTSTANDING
                                                AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
   ORIGINAL CONTRACT        NUMBER OF CONTRACTS BALANCE OUTSTANDING    AS OF CUT-OFF
      AMOUNT                AS OF CUT-OFF DATE  AS OF CUT-OFF DATE        DATE(2)
   -----------------        ------------------- ------------------- -------------------
   $     0- 5,000..........            9          $     39,203.85            .01%
   $ 5,001- 7,500..........          134               831,194.95            .17
   $ 7,501-10,000..........          464             3,955,841.38            .79
   $10,001-12,500..........          659             7,288,724.85           1.46
   $12,501-15,000..........          868            11,799,269.04           2.36
   $15,001-17,500..........          870            13,933,365.77           2.79
   $17,501-20,000..........          907            16,840,136.05           3.37
   $20,001-22,500..........        1,076            22,694,369.69           4.54
   $22,501-25,000..........        1,183            27,922,469.95           5.58
   $25,001-27,500..........        1,288            33,600,303.76           6.72
   $27,501-30,000..........        1,166            33,361,120.42           6.67
   $30,001-32,500..........        1,064            33,072,792.32           6.61
   $32,501-35,000..........          976            32,770,461.79           6.55
   $35,001-40,000..........        1,495            55,621,248.66          11.12
   $40,001-45,000..........        1,079            45,514,439.05           9.10
   $45,001-50,000..........          906            42,788,027.20           8.56
   $50,001-55,000..........          604            31,593,721.51           6.32
   $55,001-60,000..........          441            25,217,453.40           5.04
   $60,001-65,000..........          261            16,228,608.72           3.25
   $65,001-70,000..........          177            11,895,570.13           2.38
   $70,001-75,000..........          115             8,285,346.75           1.66
   $75,001-80,000..........           89             6,878,921.13           1.38
   $80,001-85,000..........           56             4,596,510.90            .92
   Over $85,000............          137            13,270,792.63           2.65
                                  ------          ---------------         ------
     Total.................       16,024          $499,999,893.90         100.00%
                                  ======          ===============         ======

--------
(1) The greatest original Contract principal balance is $145,414.80, which represents 0.029% of the outstanding principal balance of the Contracts as of the Cut-off Date.

(2) Entries may not add to 100.00% due to rounding.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                    % OF CONTRACT
                                                                 POOL BY OUTSTANDING
                                             AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING    AS OF CUT-OFF
LOAN-TO-VALUE RATIO(1)   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE        DATE(2)
----------------------   ------------------- ------------------- -------------------
Less than or equal to
 50%....................          170          $  2,661,483.74            .53%
51-60%..................          158             3,246,343.84            .65
61-70%..................          282             6,755,798.01           1.35
71-80%..................        1,544            40,817,189.11           8.16
81-85%..................        1,273            40,764,939.47           8.15
86-90%..................        6,090           189,448,697.11          37.89
91-95%..................        6,507           216,305,442.62          43.26
                               ------          ---------------         ------
  Total.................       16,024          $499,999,893.90         100.00%
                               ======          ===============         ======

--------
(1) Rounded to the nearest 1%. The definition of "Value" is set forth under "The Contract Pool" above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that at any time after the origination of a Contract, the market value of the Manufactured Home securing such Contract may be lower than the outstanding principal balance of such Contract.

(2) Entries may not add to 100.00% due to rounding.

                         DISTRIBUTION OF CONTRACT RATES

                                                                % OF CONTRACT
                                                             POOL BY OUTSTANDING
                                         AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
RANGES OF CONTRACTS  NUMBER OF CONTRACTS BALANCE OUTSTANDING    AS OF CUT-OFF
 BY CONTRACT RATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE        DATE(1)
-------------------  ------------------- ------------------- -------------------
 7.00%.............            89          $  7,087,060.20           1.42%
 7.25%.............           122             9,646,154.76           1.93
 7.50%.............            20             1,163,529.37            .23
 7.75%.............           130             6,072,073.43           1.21
 8.00%.............           175             8,551,339.49           1.71
 8.25%.............           501            26,029,290.44           5.21
 8.50%.............           489            22,290,911.12           4.46
 8.75%.............           263             9,756,318.00           1.95
 9.00%.............           366            13,634,188.40           2.73
 9.25%.............           266            13,291,154.13           2.66
 9.50%.............           557            22,558,311.33           4.51
 9.75%.............           491            15,212,368.76           3.04
10.00%.............           632            21,857,246.21           4.37
10.25%.............           906            35,856,556.30           7.17
10.50%.............         1,103            40,356,718.85           8.07
10.75%.............           930            26,017,340.50           5.20
11.00%.............         1,227            33,189,354.35           6.64
11.25%.............           592            21,269,456.18           4.25
11.50%.............           998            36,825,402.79           7.37
11.75%.............           765            20,276,108.87           4.06
12.00%.............         1,561            37,589,153.79           7.52
12.25%.............           647            13,040,349.28           2.61
12.50%.............         1,299            25,482,770.81           5.10
12.75%.............           159             3,710,438.99            .74
13.00%.............           209             4.043,387.88            .81
13.25%.............           229             3,560,015.30            .71
13.50%.............         1,013            16,808,468.17           3.36
13.75%.............           128             2,336,028.08            .47
14.00%.............            21               342,751.81            .07
14.25%.............            35               534,456.76            .11
14.50%.............           101             1,611,189.55            .32
                           ------          ---------------         ------
  Total............        16,024          $499,999,893.90         100.00%
                           ======          ===============         ======

--------
(1) Entries may not add to 100.00% due to rounding.

                          REMAINING MONTHS TO MATURITY

                                                                     % OF CONTRACT
                                                                  POOL BY OUTSTANDING
                                              AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
MONTHS REMAINING AS OF    NUMBER OF CONTRACTS BALANCE OUTSTANDING    AS OF CUT-OFF
CUT-OFF DATE              AS OF CUT-OFF DATE  AS OF CUT-OFF DATE        DATE(1)
----------------------    ------------------- ------------------- -------------------
Greater than 0 and less
 than or equal to 30....            14          $     77,698.38            .02%
Greater than 31 and less
 than or equal to 60....           318             3,035,986.53            .61
Greater than 61 and less
 than or equal to 90....           592             7,549,020.53           1.51
Greater than 91 and less
 than or equal to 120...         1,108            17,582,646.23           3.52
Greater than 121 and
 less than or equal to
 150....................           381             6,206,359.98           1.24
Greater than 151 and
 less than or equal to
 180....................         3,063            63,888,225.10          12.78
Greater than 181 and
 less than or equal to
 210....................            29               833,473.81            .17
Greater than 211 and
 less than or equal to
 240....................         3,893           113,698,912.44          22.74
Greater than 241 and
 less than or equal to
 270....................             9               408,455.82            .08
Greater than 271 and
 less than or equal to
 300....................         1,349            49,337,275.89           9.87
Greater than 301 and
 less than or equal to
 330....................         5,268           237,381,839.19          47.48
Greater than 331 and
 less than or equal to
 360....................
                                ------          ---------------         ------
  Total.................        16,024          $499,999,893.90         100.00%
                                ======          ===============         ======

--------
(1) Entries may not add to 100.00% due to rounding.

                                  THE SELLER

  The following information supplements the information in the Prospectus under the heading "The Sellers."

  The volume of manufactured housing contracts originated by SPHSI (the business predecessor of the BankAmerica Housing Services division of Bank of America, FSB, as described in the Prospectus under "The Sellers--BankAmerica Housing Services division") or Bank of America, FSB, acting through its BankAmerica Housing Services division, or purchased by SPHSI or by Bank of America, FSB, acting through its BankAmerica Housing Services division, from dealers on an individual basis for the periods indicated below and certain other information at the end of such periods are as follows:

           CONTRACTS ORIGINATED OR PURCHASED ON AN INDIVIDUAL BASIS
                            (DOLLARS IN THOUSANDS)

                                      YEAR ENDED DECEMBER 31,                    TEN MONTHS ENDED
                         ------------------------------------------------------    OCTOBER 31,
                           1992      1993       1994        1995        1996           1997
                         --------  --------  ----------  ----------  ----------  ----------------
Principal Balance
 of Contracts
 Purchased(1)(2)........ $758,757  $873,227  $1,248,346  $2,586,896  $2,990,081     $2,267,157
Number of Contracts
 Purchased(1)...........   32,752    35,645      46,865      87,407      91,033         63,033
Average Contract
 Size(2)................ $   23.2  $   24.5  $     26.6  $     29.6  $     32.8     $     36.0
Weighted Average
 Contract Rate(2).......    11.55%    10.03%      10.68%      10.04%       9.52%          9.52%
Number of Regional
 Offices(3).............       23        26          35          38          40             45

--------
(1) Does not include any portfolios acquired in bulk from third parties. Includes only contracts originated by SPHSI or by Bank of America, FSB, acting through its BankAmerica Housing Services division, or purchased from dealers.

(2) As of period end.

(3) Includes regional offices in the United States originating or purchasing manufactured housing contracts as of the end of the time period.

  The following table shows the size of the portfolio of manufactured housing contracts serviced (including contracts already in repossession) by SPHSI and now by Bank of America, FSB through the manufactured housing regional office system of its division, BankAmerica Housing Services, as of the dates indicated:

                          SIZE OF SERVICED PORTFOLIO
                            (DOLLARS IN THOUSANDS)


                                                                                TEN MONTHS
                                        YEAR ENDED DECEMBER 31,                   ENDED
                         ------------------------------------------------------  OCTOBER 31,
                            1992       1993       1994       1995       1996       1997
                         ---------- ---------- ---------- ---------- ---------- ------------
Unpaid Principal
 Balance of Contracts
 Being Serviced(1)...... $4,028,114 $4,337,902 $4,877,858 $6,739,285 $8,660,898 $9,873,050
Average Contract Unpaid
 Principal Balance...... $     18.6 $     19.0 $     19.8 $     22.2 $     24.4 $     25.8
Number of Contracts
 Being Serviced.........    216,714    228,452    246,572    303,739    355,664    381,942

--------
(1) Does not include a portfolio of approximately $840 million in unpaid principal balance of contracts belonging to Bank of America, NT&SA (the "NT&SA Portfolio"), and serviced by the Servicer beginning in August 1997.

DELINQUENCY EXPERIENCE

  The following table sets forth the delinquency experience since 1992 of manufactured housing contracts serviced through SPHSI's and now by Bank of America, FSB through the manufactured housing regional office system of its division, BankAmerica Housing Services (other than contracts already in repossession as of the dates indicated):

                            DELINQUENCY EXPERIENCE


                                                                       TEN MONTHS
                                  YEAR ENDED DECEMBER 31,                ENDED
                          -------------------------------------------   OCTOBER 31,
                           1992     1993     1994     1995     1996       1997
                          -------  -------  -------  -------  -------  ------------
Number of Contracts
 Outstanding(1).........  215,544  227,411  245,432  302,455  354,081   379,503
Number of Contracts
 Delinquent(2):
  30-59 days............    2,317    1,992    2,599    4,408    5,883     6,477
  60-89 days............      540      469      633      974    1,460     1,887
  90 days or more.......      640      641      739    1,179    1,743     2,348
                          -------  -------  -------  -------  -------   -------
    Total Contracts
     Delinquent.........    3,497    3,102    3,971    6,561    9,086    10,712
Delinquencies as a
 Percentage of Contracts
 Outstanding(3).........     1.62%    1.36%    1.62%    2.17%    2.57%     2.82%

--------
(1) Excludes contracts already in repossession and the NT&SA Portfolio.

(2) Based on number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month. Excludes contracts already in repossession.

(3) By number of contracts, as of period end.

LOAN LOSS/REPOSSESSION EXPERIENCE

  The following table sets forth the loan loss/repossession experience of manufactured housing contracts serviced through SPHSI's and now by Bank of America, FSB through the manufactured housing regional office system of its division, BankAmerica Housing Services (including contracts already in repossession) as of the dates indicated:

                       LOAN LOSS/REPOSSESSION EXPERIENCE
                            (DOLLARS IN THOUSANDS)


                                                                                      TEN MONTHS
                                         YEAR ENDED DECEMBER 31,                        ENDED
                          ----------------------------------------------------------  OCTOBER 31,
                             1992        1993        1994        1995        1996        1997
                          ----------  ----------  ----------  ----------  ----------  ----------
Number of Contracts
 Serviced(1)............     216,714     228,452     246,572     303,739     355,664     381,942
Principal Balance of
 Contracts Being
 Serviced(1)............  $4,028,114  $4,337,902  $4,877,858  $6,739,285  $8,660,898  $9,873,050
Average Principal
 Recovery Upon
 Liquidation(2).........       47.25%      45.61%      47.61%      50.92%      50.08%      48.39%
Contract Liquidation(3).        2.93%       2.51%       2.19%       2.04%       2.49%       2.34%
Net Losses(4):
  Dollars...............  $   75,435  $   70,510  $   63,601  $   69,864  $  107,996  $  124,064
  Percentage(5).........        1.87%       1.63%       1.30%       1.04%       1.25%       1.26%
Contracts in
 Repossession...........       1,170       1,041       1,140       1,284       1,583       2,439

--------
(1) As of period end. Includes contracts already in repossession. Excludes the NT&SA Portfolio.

(2) As a percentage of the outstanding principal balance of contracts that were liquidated during the applicable period, based on the gross amounts recovered upon liquidation less any liquidation proceeds applied to unpaid interest accrued through the date of liquidation and after the payment of repossession and other liquidation expenses.

(3) Number of contracts liquidated during the period as a percentage of the total number of contracts being serviced as of period end.

(4) The calculation of net loss includes unpaid interest accrued through the date of liquidation and all repossession and other liquidation expenses.

(5) The aggregate net loss amount as a percentage of the principal balance of contracts being serviced as of period end.

BANK OF AMERICA, FSB'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF DELINQUENCY, REPOSSESSION AND LOAN LOSS EXPERIENCE

  The delinquency, repossession and loan loss experience exhibited by the foregoing tables for the periods referenced therein are for illustrative purposes only and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to the Trust Fund will be similar to that set forth above. Management believes the increase in the percentage net losses in 1996 over 1995, and again for the ten months ended October 31, 1997 (when annualized) over 1996, is due primarily to the seasoning of the portfolio. Management has not observed any material economic development in the general business environment of the country or in local areas where Bank of America, FSB, acting through its division, BankAmerica Housing Services, originates its manufactured housing contracts, which has unfavorably affected portfolio performance in relation to delinquencies, repossessions and loan losses during this period. However, the delinquency, loan loss and repossession experience of manufactured housing contracts historically has been adversely affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic loss upon repossession. Information regarding the geographic location, at origination, of the Manufactured Homes securing the Contracts in the Contract Pool is set forth under "The Contract Pool" herein.

                      PREPAYMENT AND YIELD CONSIDERATIONS

  The general prepayment and yield considerations discussed in the Prospectus under "Prepayment and Yield Considerations" should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Prepayment and Yield Considerations" in the Prospectus, unless the context expressly so provides.

  The Contracts had maturities at origination ranging from 24 months to 360 months, but may be prepaid in full or in part at any time. The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of the Offered Certificates. Bank of America, FSB does not maintain statistics with respect to the rate of prepayment of manufactured housing contracts in its servicing portfolio, except for contracts in certain pools of manufactured housing contracts sold by SPHSI and contracts in certain pools of manufactured housing contracts sold by Bank of America, FSB, Bank of America or SPFSC, as the case may be, for which at least sixteen months of prepayment information is available, as described in Appendix A to this Prospectus Supplement. Any pool of contracts, including the Contract Pool, might include contracts with contract rates that are generally higher or lower, in absolute terms or in comparison to prevailing rates, than the contract rates of the contracts from which are derived certain historical statistical data set forth in Appendix A. As a result, the prepayment experience of the contracts contained in any contract pool, including the Contract Pool, might be faster or slower than the prepayment experience of the contracts reflected in the historical data. In addition, although management of the BankAmerica Housing Services division of Bank of America, FSB is aware of limited publicly available information relating to historical rates of prepayment on manufactured housing contracts, management of the BankAmerica Housing Services division of Bank of America, FSB believes that such information is not necessarily indicative of the rate of prepayment that may be expected to be exhibited by the Contracts. Nevertheless, management of the BankAmerica Housing Services division of Bank of America, FSB anticipates that a number of Contracts will be prepaid in full in each year during which the Offered Certificates are outstanding. See "Prepayment and Yield Considerations--Prepayment Considerations," "Description of the Certificates--Optional and Mandatory Repurchase; Optional Termination" and "Certain Legal Aspects of the Contracts--Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer" in the Prospectus and "Description of the Certificates--Optional Termination and Termination Auction" herein for a discussion of certain factors that may influence prepayments, including homeowner mobility, general and regional economic conditions, prevailing interest rates, provisions in the Contracts prohibiting the owner from selling the Manufactured Home without the prior consent of the holder of the related Contract, the early termination of the Trust Fund pursuant to a successful Termination Auction and the option of the Servicer (whether or not Bank of America, FSB remains the Servicer) to purchase the Contracts and any other property constituting the Trust Fund or to direct the Trustee to solicit bids for an auction for the sale of the Contracts and any other property constituting the Trust Fund. In addition, repurchases of Contracts on account of certain breaches of representations and warranties as described below under "Description of the Certificates--Conveyance of Contracts" will have the effect of prepaying such Contracts and therefore will affect the average life of the Certificates.

  The allocation of distributions to the Certificateholders in accordance with the Agreement will have the effect of accelerating the amortization of certain of the Classes of the Series 1997-2 Regular Certificates and delaying the amortization of certain other Classes of the Series 1997-2 Regular Certificates from the amortization that otherwise would be applicable if distributions in respect of the Total Regular Principal Amount were made pro rata according to the outstanding principal balances of the Series 1997-2 Regular Certificates. If a purchaser of Offered Certificates in a Class of Offered Certificates purchases them at a discount and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on such Class of Offered Certificates that is faster than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. See "Description of the Certificates--Distributions" herein and "Prepayment and Yield Considerations" in the Prospectus.

  The Class A-IO Certificates, which pay interest only, are extremely sensitive to the repurchase, prepayment and default experience of the Contracts. If principal distributions on the Contracts occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity could be significantly lower than that assumed at the time of purchase. A Class A-IO Certificateholder could, under some prepayment scenarios, fail to recoup the original investment. See "--Sensitivity of the Class A-IO Certificates."

  There can be no assurance that the delinquency or repossession experience set forth under "The Seller--Delinquency and Loan Loss/Repossession Experience" will be representative of the results that may be experienced with respect to the Contracts. See "Prepayment and Yield Considerations" in the Prospectus for a discussion of the effect delinquencies and repossessions on the Contracts would have on the average life of the Certificates.

  The expected final scheduled payment date on the Contract with the latest maturity is in October 2027.

  The last scheduled Distribution Dates for the Series 1997-2 Regular Certificates are set forth on the cover of this Prospectus Supplement. However, the actual last Distribution Date for each such Class of Offered Certificates could occur significantly earlier than such scheduled Distribution Dates. When the Pool Scheduled Principal Balance falls below 10% of the Cut-off Date Pool Principal Balance and certain other conditions are met, the Trust Fund could be terminated pursuant to the Servicer's exercise of an option call or pursuant to a successful Termination Auction. See "Description of the Certificates--Optional Termination and Termination Auction" herein. Either of these events, if they occur, would result in the early retirement of the then outstanding Certificates.

  As described herein under "Description of the Certificates--Subordination" and "Description of the Certificates--Losses on Liquidated Contracts," to the extent that, on any Distribution Date, the Available Distribution Amount, together with the Reserve Account Draw Amount, is not sufficient to permit a full distribution of the Total Regular Principal Amount to the holders of any Class of Offered Certificates (other than the Class A-IO Certificates), the effect will be to cause the Offered Certificates (other than the Class A-IO Certificates) to be amortized more slowly than they otherwise would have been amortized, and losses on Liquidated Contracts and delinquencies on the Contracts (if not covered by Monthly Advances) will be borne by the holders of such Class of Offered Certificates in the manner described thereunder and as described below.

  In the event there is a sufficiently large number of delinquencies on the Contracts in any Collection Period that were not covered by Monthly Advances as described herein, the amounts distributed to the holders of the Offered Certificates could be less than the amount of principal and interest that otherwise would be payable on such Certificates on the related Distribution Date. In such event, even if delinquent payments on the Contracts were eventually recovered upon liquidation, if the amounts received do not include interest on delinquent interest payments, the effective yield on the Contracts would be reduced, and under certain circumstances it is possible that sufficient Available Distribution Amounts might not be available to provide for aggregate distributions on the Offered Certificates equal to the sum of their initial outstanding Certificate Balances plus accrued interest thereon, thereby reducing the effective yield on such Certificates.

  Obligors are not required to pay interest on the Contracts after the date of full prepayment of principal or the date of a partial prepayment of principal (to the extent of such partial prepayment). As a result, partial or full prepayments in advance of the related Due Dates for such Contracts in any Collection Period will reduce the amount of interest received from the related Obligors during such Collection Period to less than one month's interest. However, when a partial prepayment is made on a Contract or a Contract is prepaid in full during any Collection Period, but after the Due Date for such Contract in such Collection Period, the effect will be to increase the amount of interest received from the related Obligor during such Collection Period to more than one month's interest. If a sufficient amount of partial prepayments are made or a sufficient number of Contracts are prepaid in full in a given Collection Period in advance of their respective Due Dates, interest received on all of the Contracts during that Collection Period, after netting out the Monthly Servicing Fee (and other expenses of the Trust Fund), may be less than the interest payable on the Senior and/or Subordinate Certificates on the related Distribution Date. As a result, the Available Distribution Amount (together with the Reserve Account Draw Amount) for the related Distribution Date may not be sufficient to distribute the interest on the Offered Certificates in the full amount set forth herein under "Description of the Certificates--Distributions" and to make a full distribution of the Total Regular Principal Amount to the Senior Certificateholders (other than the Class A-IO Certificateholders) and/or Subordinate Certificateholders. Although no assurance can be given in this matter, Bank of America, FSB does not anticipate that the net shortfall of interest caused by partial prepayments or prepayments in full in any Collection Period would be great enough, in the absence of delinquencies or liquidation losses, to reduce the Available Distribution Amount for a Distribution Date below the amount that would have been required to be distributed to the holders of the Offered Certificates on that Distribution Date in the absence of such prepayment interest shortfalls.

  Because the Contracts are actuarial Contracts, the outstanding principal balances thereof will reduce, for purposes of accrual of interest thereon, by a precomputed amortization amount on each Due Date whether or not the Scheduled Payment for such Due Date is received in advance of or subsequent to such Due Date, except as described above with respect to prepayments. See "The Contract Pools" in the Prospectus. Thus, the effect of delinquent Scheduled Payments, even if they are ultimately paid by the Obligor, will be to reduce the yields on such Contracts below their respective Contract Rates (because interest will not have accrued on the principal portion of any Scheduled Payment while it is delinquent). If the Servicer does not make an advance with respect to such delinquent Contracts as described herein, the result will be to reduce the effective yield to the Trust Fund derived from such Contracts to a yield below their Contract Rates. Under certain circumstances, such yield reductions could cause the aggregate yield to the Trust Fund derived from the Contract Pool to be insufficient to support the distribution of interest on the Offered Certificates, after netting out other expenses of the Trust Fund.

  The table below sets forth with respect to each pool of contracts described in Appendix A to this Prospectus Supplement (a) the initial aggregate principal balance of the contracts in the pool (calculated as of the first day of the month of the sale), (b) the weighted average contract rate ("WAC") of the contracts in the pool as of the first day of the month of the sale of such pool, (c) the weighted average remaining term to maturity ("WAM") of the contracts in the pool as of the first day of the month of the sale of such pool, (d) the estimated average age of the pool as of the first day of the month of the sale of such pool, (e) the aggregate principal balance of such pool as of September 1, 1997, (f) the WAC of the contracts in the pool as of September 1, 1997 and (g) the percentage of the Prepayment Model (as described in "--Weighted Average Life of the Offered Certificates" below) for the life of each pool through September 1, 1997. The prepayment performance of the contract pools described in the following table is not indicative of the prepayment performance of the Contracts in the Trust Fund, and no assurance can be given that the prepayment performance of the Contracts in the Trust Fund will correspond with the prepayment performance of any of the pools described below or in Appendix A to this Prospectus Supplement.

                                                     ORIGINAL  ESTIMATED                      PERCENTAGE
                                                      WAM AT  AVERAGE AGE AGGREGATE             OF THE
MONTH AND YEAR           AGGREGATE ORIGINAL ORIGINAL   SALE     AT SALE    PRINCIPAL          PREPAYMENT
   OF SALE               PRINCIPAL BALANCE    WAC    (MONTHS)   (MONTHS)  BALANCE(1)  WAC(1)   MODEL(1)
--------------           ------------------ -------- -------- ----------- ----------  ------  ----------
September 1988..........    $106,635,430     13.44%    178          5     23,473,133  13.41%     188%
December 1988...........     104,666,978     13.35     184          4     25,094,751  13.32%     190%
May 1989................     105,629,211     13.84     185          4     25,521,124  13.81%     208%
September 1989..........     125,140,010     13.10     184          8     34,167,647  13.04%     192%
November 1989...........     105,106,711     13.14     192          2     29,488,041  13.15%     205%
March 1990..............     140,369,133     13.48     186          5     39,672,763  13.43%     211%
June 1990...............     149,153,886     13.61     188          4     44,528,354  13.57%     213%
September 1990..........     176,504,848     13.79     185          5     53,268,325  13.77%     218%
December 1990...........     176,277,296     13.69     189          5     50,783,074  13.78%     243%
March 1991..............     115,743,068     13.46     187         12     36,383,970  13.52%     227%
June 1991...............     139,806,805     13.21     192          3     48,963,541  13.31%     223%
September 1991..........     150,531,673     13.11     196          3     54,685,316  13.19%     228%
December 1991...........     150,837,421     12.76     193          3     56,349,899  12.73%     231%
March 1992..............     140,964,598     12.10     192          3     57,592,722  12.11%     216%
June 1992...............     175,780,463     12.21     191          3     77,827,768  12.13%     206%
October 1992............     175,970,703     11.57     198          3     85,793,980  11.58%     195%
May 1995................     124,994,111     10.93     227         13     91,879,517  10.93%     185%
November 1995(2). .          125,209,123     10.63     225         14     98,967,234  10.64%     179%

--------
(1) As of September 1, 1997
(2) Of the $125,209,123 aggregate original principal balance of the November 1995 pool, contracts totaling $68,452,887, or 54.67%, were conveyed to the trust fund by Bank of America NT&SA as seller under the related pooling and servicing agreement. Bank of America NT&SA is not a seller of any of the Contracts in the Contract Pool of this offering.

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES

  The following information is given solely to illustrate the effect of prepayments of the Contracts on the weighted average life of the Offered Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Contracts.

  Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is repaid to the investor. The weighted average life of an Offered Certificate, other than the Class A-IO Certificates, is determined by (i) multiplying the amount of each cash distribution in reduction of the Certificate Balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Initial Certificate Balance of such Certificate. The weighted average life of the Offered Certificates, other than the Class A-IO Certificates, will be affected by the rate at which principal on the Contracts is paid. Principal payments on Contracts may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes repayments (other than from scheduled amortization) and liquidations due to default or other dispositions of Contracts). Prepayments on Contracts may be measured by a prepayment standard or model. The model used in this Prospectus Supplement ("Prepayment Model") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new contracts. 100% of the Prepayment Model assumes prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional .01% per annum in each month thereafter (for example, 3.9% per annum in the third month) until the 24th month. Beginning in the 24th month and in each month thereafter during the life of the Contracts, 100% of the Prepayment Model assumes a constant prepayment rate of 6.0% per annum.

  As used in the following table, "0% of the Prepayment Model" assumes no prepayments on the Contracts; "100% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 100% of the Prepayment Model assumed prepayment rates; "150% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 150% of the Prepayment Model assumed prepayment rates; "170% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 170% of the Prepayment Model assumed prepayment rates; "200% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 200% of the Prepayment Model assumed prepayment rates; "250% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 250% of the Prepayment Model assumed prepayment rates; and "300% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 300% of the Prepayment Model assumed prepayment rates.

  There is no assurance, however, that prepayments of the Contracts will conform to any level of the Prepayment Model, and no representation is made that the Contracts will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of manufactured housing contracts is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates and the rate at which manufactured homeowners sell their manufactured homes or default on their contracts. Other factors affecting prepayment of such contracts include changes in obligors' housing needs, job transfers, unemployment and obligors' net equity in the manufactured homes. In the case of mortgage loans secured by site-built homes, in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remained at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease. In the case of manufactured housing contracts, however, because the outstanding principal balances are, in general, smaller than mortgage loan balances and the original term to maturity of each such contract is generally shorter, the reduction or increase in the size of the monthly payments on contracts of the same maturity and principal balance arising from a change in the interest rate thereon is generally smaller. Consequently, changes in prevailing interest rates may not have a similar effect, or may have a similar effect, but to a smaller degree, on the prepayment rates on manufactured housing contracts.

  The percentages and weighted average lives in the following tables were determined using the following assumptions (the "Structuring Assumptions") (i) scheduled interest and principal payments on the Contracts are received in a timely manner and prepayments are made at the indicated percentages of the Prepayment Model set forth in the tables, (ii) the Servicer does not exercise its right of optional termination described above but the Trust Fund is terminated pursuant to a Termination Auction as described in "Description of the Certificates--Optional Termination and Termination Auction" herein, (iii) the Contracts, as of the Cut-off Date, will be grouped into four groups having the additional characteristics set forth in the table entitled "Assumed Contract Characteristics" below, (iv) the Class A-1 Certificates initially represent 5.90% of the entire ownership interest in the Trust Fund and have a Class A-1 Pass-Through Rate of 5.825% per annum, the Class A-2 Certificates initially represent 9.80% of the entire ownership interest in the Trust Fund and have a Class A-2 Pass-Through Rate of 6.130% per annum, the Class A-3 Certificates initially represent 9.00% of the entire ownership interest in the Trust Fund and have a Class A-3 Pass-Through Rate of 6.230% per annum, the Class A-4 Certificates initially represent 10.00% of the entire ownership interest in the Trust Fund and have a Class A-4 Pass-Through Rate of 6.310% per annum, the Class A-5 Certificates initially represent 6.60% of the entire ownership interest in the Trust Fund and have a Class A-5 Pass-Through Rate of 6.390% per annum, the Class A-6 Certificates initially represent 6.40% of the entire ownership interest in the Trust Fund and have a Class A-6 Pass-Through Rate of 6.470% per annum, the Class A-7 Certificates initially represent 10.20% of the entire ownership interest in the Trust Fund and have a Class A-7 Pass-Through Rate of 6.690% per annum, the Class A-8 Certificates initially represent 10.40% of the entire ownership interest in the Trust Fund and have a Class A-8 Pass-Through Rate of 6.790% per annum, the Class A-9 Certificates initially represent 13.70% of the entire ownership interest in the Trust Fund and have a Class A-9 Pass-Through Rate of 7.090% per annum, the Class A-IO Certificates have a Class A-IO Pass-Through Rate of 0.150%, the Class M Certificates initially represent 8.25% of the entire ownership interest in the Trust Fund and have a Class M Pass-Through Rate of 6.900% per annum and the Class B-1 Certificates initially represent 6.50% of the entire ownership interest in the Trust Fund and have a Class B-1 Pass-Through Rate of 7.070% per annum, (v) no interest shortfalls will arise in connection with prepayment in full of the Contracts, (vi) there will be no repurchases of any Contracts due to a breach in a representation or warranty with respect thereto, and (vii) a servicing fee of 1.00% per annum will be paid to the Servicer. The tables assume that there are no losses or delinquencies on the Contracts. No representation is made that losses or delinquencies on the Contracts will be experienced at the rate assumed in the preceding sentence or at any other rate.

                       ASSUMED CONTRACT CHARACTERISTICS

                                CURRENT                  ORIGINAL        REMAINING
                               PRINCIPAL    CONTRACT TERM TO MATURITY TERM TO MATURITY
   POOL                         BALANCE       RATE       (MONTHS)         (MONTHS)
   ----                     --------------- -------- ---------------- ----------------
   1....................... $ 28,030,408.37  11.611%       103               98
   2.......................   69,213,916.92  11.626        177              172
   3.......................  114,354,726.72  11.157        239              235
   4.......................  288,400,841.89   9.926        350              345
                            ---------------  ------        ---              ---
   Total or weighted
    average................ $499,999,893.90  10.537%       286              282
                            ===============  ======        ===              ===

  Since the tables were prepared on the basis of the Structuring Assumptions in the preceding paragraph, there are discrepancies between the characteristics of the actual Contracts and the characteristics of the Contracts assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Initial Certificate Balance of each Class of Offered Certificates outstanding and weighted average lives of such Certificates set forth in the tables. In addition, since the actual Contracts and the Trust Fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

  It is not likely that Contracts will prepay at any constant percentage of the Prepayment Model to maturity or that all Contracts will prepay at the same rate. In addition, the diverse remaining terms to maturity of the Contracts (which include recently originated Contracts) could produce slower distributions of principal than indicated in the tables at the various percentages of the Prepayment Model specified even if the weighted average remaining term to maturity of the Contracts is 282 months.

  Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

  Based on the Structuring Assumptions, the following tables indicate the resulting weighted average lives of the Offered Certificates and sets forth the percentage of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance, the Initial Class A-5 Certificate Balance, the Initial Class A-6 Certificate Balance, the Initial Class A-7 Certificate Balance, the Initial Class A-8 Certificate Balance, the Initial Class A-9 Certificate Balance, the Initial Class M Certificate Balance, and the Initial Class B-1 Certificate Balance that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Model.

          PERCENT OF THE INITIAL CLASS A-1 CERTIFICATE BALANCE AT THE
                RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
           (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                               ---------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                           --- ---- ---- ---- ---- ---- ----
Initial Percentage............................ 100 100  100  100  100  100  100
November 10, 1998.............................  74   0    0    0    0    0    0
November 10, 1999.............................  44   0    0    0    0    0    0
November 10, 2000.............................  11   0    0    0    0    0    0
November 10, 2001.............................   0   0    0    0    0    0    0
November 10, 2002.............................   0   0    0    0    0    0    0
November 10, 2003.............................   0   0    0    0    0    0    0
November 10, 2004.............................   0   0    0    0    0    0    0
November 10, 2005.............................   0   0    0    0    0    0    0
November 10, 2006.............................   0   0    0    0    0    0    0
November 10, 2007.............................   0   0    0    0    0    0    0
November 10, 2008.............................   0   0    0    0    0    0    0
November 10, 2009.............................   0   0    0    0    0    0    0
November 10, 2010.............................   0   0    0    0    0    0    0
November 10, 2011.............................   0   0    0    0    0    0    0
November 10, 2012.............................   0   0    0    0    0    0    0
November 10, 2013.............................   0   0    0    0    0    0    0
November 10, 2014.............................   0   0    0    0    0    0    0
November 10, 2015.............................   0   0    0    0    0    0    0
November 10, 2016.............................   0   0    0    0    0    0    0
November 10, 2017.............................   0   0    0    0    0    0    0
November 10, 2018.............................   0   0    0    0    0    0    0
November 10, 2019.............................   0   0    0    0    0    0    0
November 10, 2020.............................   0   0    0    0    0    0    0
November 10, 2021.............................   0   0    0    0    0    0    0
November 10, 2022.............................   0   0    0    0    0    0    0
November 10, 2023.............................   0   0    0    0    0    0    0
November 10, 2024.............................   0   0    0    0    0    0    0
November 10, 2025.............................   0   0    0    0    0    0    0
November 10, 2026.............................   0   0    0    0    0    0    0
Weighted Average Life (years)................. 1.8 0.5  0.4  0.3  0.3  0.2  0.2

          PERCENT OF THE INITIAL CLASS A-2 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                               ---------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                           --- ---- ---- ---- ---- ---- ----
Initial Percentage............................ 100 100  100  100  100  100  100
November 10, 1998............................. 100  97   73   64   49   26    2
November 10, 1999............................. 100  25    0    0    0    0    0
November 10, 2000............................. 100   0    0    0    0    0    0
November 10, 2001.............................  85   0    0    0    0    0    0
November 10, 2002.............................  60   0    0    0    0    0    0
November 10, 2003.............................  33   0    0    0    0    0    0
November 10, 2004.............................   2   0    0    0    0    0    0
November 10, 2005.............................   0   0    0    0    0    0    0
November 10, 2006.............................   0   0    0    0    0    0    0
November 10, 2007.............................   0   0    0    0    0    0    0
November 10, 2008.............................   0   0    0    0    0    0    0
November 10, 2009.............................   0   0    0    0    0    0    0
November 10, 2010.............................   0   0    0    0    0    0    0
November 10, 2011.............................   0   0    0    0    0    0    0
November 10, 2012.............................   0   0    0    0    0    0    0
November 10, 2013.............................   0   0    0    0    0    0    0
November 10, 2014.............................   0   0    0    0    0    0    0
November 10, 2015.............................   0   0    0    0    0    0    0
November 10, 2016.............................   0   0    0    0    0    0    0
November 10, 2017.............................   0   0    0    0    0    0    0
November 10, 2018.............................   0   0    0    0    0    0    0
November 10, 2019.............................   0   0    0    0    0    0    0
November 10, 2020.............................   0   0    0    0    0    0    0
November 10, 2021.............................   0   0    0    0    0    0    0
November 10, 2022.............................   0   0    0    0    0    0    0
November 10, 2023.............................   0   0    0    0    0    0    0
November 10, 2024.............................   0   0    0    0    0    0    0
November 10, 2025.............................   0   0    0    0    0    0    0
November 10, 2026.............................   0   0    0    0    0    0    0
Weighted Average Life (years)................. 5.3 1.7  1.3  1.1  1.0  0.8  0.7

          PERCENT OF THE INITIAL CLASS A-3 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                               ---------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                           --- ---- ---- ---- ---- ---- ----
Initial Percentage............................ 100 100  100  100  100  100  100
November 10, 1998............................. 100 100  100  100  100  100  100
November 10, 1999............................. 100 100   75   54   23    0    0
November 10, 2000............................. 100  52    0    0    0    0    0
November 10, 2001............................. 100   0    0    0    0    0    0
November 10, 2002............................. 100   0    0    0    0    0    0
November 10, 2003............................. 100   0    0    0    0    0    0
November 10, 2004............................. 100   0    0    0    0    0    0
November 10, 2005.............................  65   0    0    0    0    0    0
November 10, 2006.............................  33   0    0    0    0    0    0
November 10, 2007.............................   0   0    0    0    0    0    0
November 10, 2008.............................   0   0    0    0    0    0    0
November 10, 2009.............................   0   0    0    0    0    0    0
November 10, 2010.............................   0   0    0    0    0    0    0
November 10, 2011.............................   0   0    0    0    0    0    0
November 10, 2012.............................   0   0    0    0    0    0    0
November 10, 2013.............................   0   0    0    0    0    0    0
November 10, 2014.............................   0   0    0    0    0    0    0
November 10, 2015.............................   0   0    0    0    0    0    0
November 10, 2016.............................   0   0    0    0    0    0    0
November 10, 2017.............................   0   0    0    0    0    0    0
November 10, 2018.............................   0   0    0    0    0    0    0
November 10, 2019.............................   0   0    0    0    0    0    0
November 10, 2020.............................   0   0    0    0    0    0    0
November 10, 2021.............................   0   0    0    0    0    0    0
November 10, 2022.............................   0   0    0    0    0    0    0
November 10, 2023.............................   0   0    0    0    0    0    0
November 10, 2024.............................   0   0    0    0    0    0    0
November 10, 2025.............................   0   0    0    0    0    0    0
November 10, 2026.............................   0   0    0    0    0    0    0
Weighted Average Life (years)................. 8.5 3.0  2.3  2.1  1.8  1.5  1.3

          PERCENT OF THE INITIAL CLASS A-4 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100 100  100  100  100  100  100
November 10, 1998............................  100 100  100  100  100  100  100
November 10, 1999............................  100 100  100  100  100   76   32
November 10, 2000............................  100 100   78   52   14    0    0
November 10, 2001............................  100  81    0    0    0    0    0
November 10, 2002............................  100  19    0    0    0    0    0
November 10, 2003............................  100   0    0    0    0    0    0
November 10, 2004............................  100   0    0    0    0    0    0
November 10, 2005............................  100   0    0    0    0    0    0
November 10, 2006............................  100   0    0    0    0    0    0
November 10, 2007............................  100   0    0    0    0    0    0
November 10, 2008............................   67   0    0    0    0    0    0
November 10, 2009............................   30   0    0    0    0    0    0
November 10, 2010............................    0   0    0    0    0    0    0
November 10, 2011............................    0   0    0    0    0    0    0
November 10, 2012............................    0   0    0    0    0    0    0
November 10, 2013............................    0   0    0    0    0    0    0
November 10, 2014............................    0   0    0    0    0    0    0
November 10, 2015............................    0   0    0    0    0    0    0
November 10, 2016............................    0   0    0    0    0    0    0
November 10, 2017............................    0   0    0    0    0    0    0
November 10, 2018............................    0   0    0    0    0    0    0
November 10, 2019............................    0   0    0    0    0    0    0
November 10, 2020............................    0   0    0    0    0    0    0
November 10, 2021............................    0   0    0    0    0    0    0
November 10, 2022............................    0   0    0    0    0    0    0
November 10, 2023............................    0   0    0    0    0    0    0
November 10, 2024............................    0   0    0    0    0    0    0
November 10, 2025............................    0   0    0    0    0    0    0
November 10, 2026............................    0   0    0    0    0    0    0
Weighted Average Life (years)................ 11.5 4.5  3.4  3.0  2.7  2.2  1.9

          PERCENT OF THE INITIAL CLASS A-5 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100 100  100  100  100  100  100
November 10, 1998............................  100 100  100  100  100  100  100
November 10, 1999............................  100 100  100  100  100  100  100
November 10, 2000............................  100 100  100  100  100   31    0
November 10, 2001............................  100 100   96   48    0    0    0
November 10, 2002............................  100 100   15    0    0    0    0
November 10, 2003............................  100  60    0    0    0    0    0
November 10, 2004............................  100   0    0    0    0    0    0
November 10, 2005............................  100   0    0    0    0    0    0
November 10, 2006............................  100   0    0    0    0    0    0
November 10, 2007............................  100   0    0    0    0    0    0
November 10, 2008............................  100   0    0    0    0    0    0
November 10, 2009............................  100   0    0    0    0    0    0
November 10, 2010............................   93   0    0    0    0    0    0
November 10, 2011............................   42   0    0    0    0    0    0
November 10, 2012............................    0   0    0    0    0    0    0
November 10, 2013............................    0   0    0    0    0    0    0
November 10, 2014............................    0   0    0    0    0    0    0
November 10, 2015............................    0   0    0    0    0    0    0
November 10, 2016............................    0   0    0    0    0    0    0
November 10, 2017............................    0   0    0    0    0    0    0
November 10, 2018............................    0   0    0    0    0    0    0
November 10, 2019............................    0   0    0    0    0    0    0
November 10, 2020............................    0   0    0    0    0    0    0
November 10, 2021............................    0   0    0    0    0    0    0
November 10, 2022............................    0   0    0    0    0    0    0
November 10, 2023............................    0   0    0    0    0    0    0
November 10, 2024............................    0   0    0    0    0    0    0
November 10, 2025............................    0   0    0    0    0    0    0
November 10, 2026............................    0   0    0    0    0    0    0
Weighted Average Life (years)................ 13.9 6.2  4.6  4.0  3.5  2.9  2.5

          PERCENT OF THE INITIAL CLASS A-6 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100 100  100  100  100  100  100
November 10, 1998............................  100 100  100  100  100  100  100
November 10, 1999............................  100 100  100  100  100  100  100
November 10, 2000............................  100 100  100  100  100  100   43
November 10, 2001............................  100 100  100  100   80    0    0
November 10, 2002............................  100 100  100   64    0    0    0
November 10, 2003............................  100 100   39    0    0    0    0
November 10, 2004............................  100  97    0    0    0    0    0
November 10, 2005............................  100  35    0    0    0    0    0
November 10, 2006............................  100   0    0    0    0    0    0
November 10, 2007............................  100   0    0    0    0    0    0
November 10, 2008............................  100   0    0    0    0    0    0
November 10, 2009............................  100   0    0    0    0    0    0
November 10, 2010............................  100   0    0    0    0    0    0
November 10, 2011............................  100   0    0    0    0    0    0
November 10, 2012............................  100   0    0    0    0    0    0
November 10, 2013............................   61   0    0    0    0    0    0
November 10, 2014............................   17   0    0    0    0    0    0
November 10, 2015............................    0   0    0    0    0    0    0
November 10, 2016............................    0   0    0    0    0    0    0
November 10, 2017............................    0   0    0    0    0    0    0
November 10, 2018............................    0   0    0    0    0    0    0
November 10, 2019............................    0   0    0    0    0    0    0
November 10, 2020............................    0   0    0    0    0    0    0
November 10, 2021............................    0   0    0    0    0    0    0
November 10, 2022............................    0   0    0    0    0    0    0
November 10, 2023............................    0   0    0    0    0    0    0
November 10, 2024............................    0   0    0    0    0    0    0
November 10, 2025............................    0   0    0    0    0    0    0
November 10, 2026............................    0   0    0    0    0    0    0
Weighted Average Life (years)................ 16.3 7.8  5.9  5.2  4.3  3.5  3.0

          PERCENT OF THE INITIAL CLASS A-7 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100  100 100  100  100  100  100
November 10, 1998............................  100  100 100  100  100  100  100
November 10, 1999............................  100  100 100  100  100  100  100
November 10, 2000............................  100  100 100  100  100  100  100
November 10, 2001............................  100  100 100  100  100   82   20
November 10, 2002............................  100  100 100  100   95   27    0
November 10, 2003............................  100  100 100   92   46    0    0
November 10, 2004............................  100  100  81   48    4    0    0
November 10, 2005............................  100  100  41    9    0    0    0
November 10, 2006............................  100   89   7    0    0    0    0
November 10, 2007............................  100   58   0    0    0    0    0
November 10, 2008............................  100   28   0    0    0    0    0
November 10, 2009............................  100    0   0    0    0    0    0
November 10, 2010............................  100    0   0    0    0    0    0
November 10, 2011............................  100    0   0    0    0    0    0
November 10, 2012............................  100    0   0    0    0    0    0
November 10, 2013............................  100    0   0    0    0    0    0
November 10, 2014............................  100    0   0    0    0    0    0
November 10, 2015............................   80    0   0    0    0    0    0
November 10, 2016............................   46    0   0    0    0    0    0
November 10, 2017............................   17    0   0    0    0    0    0
November 10, 2018............................    0    0   0    0    0    0    0
November 10, 2019............................    0    0   0    0    0    0    0
November 10, 2020............................    0    0   0    0    0    0    0
November 10, 2021............................    0    0   0    0    0    0    0
November 10, 2022............................    0    0   0    0    0    0    0
November 10, 2023............................    0    0   0    0    0    0    0
November 10, 2024............................    0    0   0    0    0    0    0
November 10, 2025............................    0    0   0    0    0    0    0
November 10, 2026............................    0    0   0    0    0    0    0
Weighted Average Life (years)................ 19.0 10.3 7.8  7.0  6.0  4.6  3.7

          PERCENT OF THE INITIAL CLASS A-8 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100  100  100  100 100  100  100
November 10, 1998............................  100  100  100  100 100  100  100
November 10, 1999............................  100  100  100  100 100  100  100
November 10, 2000............................  100  100  100  100 100  100  100
November 10, 2001............................  100  100  100  100 100  100  100
November 10, 2002............................  100  100  100  100 100  100   69
November 10, 2003............................  100  100  100  100 100   81   28
November 10, 2004............................  100  100  100  100 100   43    0
November 10, 2005............................  100  100  100  100  67   11    0
November 10, 2006............................  100  100  100   77  37    0    0
November 10, 2007............................  100  100   77   48  11    0    0
November 10, 2008............................  100  100   50   23   0    0    0
November 10, 2009............................  100   99   25    0   0    0    0
November 10, 2010............................  100   72    2    0   0    0    0
November 10, 2011............................  100   46    0    0   0    0    0
November 10, 2012............................  100   25    0    0   0    0    0
November 10, 2013............................  100    7    0    0   0    0    0
November 10, 2014............................  100    0    0    0   0    0    0
November 10, 2015............................  100    0    0    0   0    0    0
November 10, 2016............................  100    0    0    0   0    0    0
November 10, 2017............................  100    0    0    0   0    0    0
November 10, 2018............................   98    0    0    0   0    0    0
November 10, 2019............................   78    0    0    0   0    0    0
November 10, 2020............................   55    0    0    0   0    0    0
November 10, 2021............................   29    0    0    0   0    0    0
November 10, 2022............................    1    0    0    0   0    0    0
November 10, 2023............................    0    0    0    0   0    0    0
November 10, 2024............................    0    0    0    0   0    0    0
November 10, 2025............................    0    0    0    0   0    0    0
November 10, 2026............................    0    0    0    0   0    0    0
Weighted Average Life (years)................ 23.1 14.0 11.1 10.0 8.6  6.9  5.5

          PERCENT OF THE INITIAL CLASS A-9 CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100  100  100  100  100  100 100
November 10, 1998............................  100  100  100  100  100  100 100
November 10, 1999............................  100  100  100  100  100  100 100
November 10, 2000............................  100  100  100  100  100  100 100
November 10, 2001............................  100  100  100  100  100  100 100
November 10, 2002............................  100  100  100  100  100  100 100
November 10, 2003............................  100  100  100  100  100  100 100
November 10, 2004............................  100  100  100  100  100  100  96
November 10, 2005............................  100  100  100  100  100  100  75
November 10, 2006............................  100  100  100  100  100   89  60
November 10, 2007............................  100  100  100  100  100   73  47
November 10, 2008............................  100  100  100  100   91   59   0
November 10, 2009............................  100  100  100  100   76   48   0
November 10, 2010............................  100  100  100   84   63    0   0
November 10, 2011............................  100  100   86   70   51    0   0
November 10, 2012............................  100  100   73   59    0    0   0
November 10, 2013............................  100  100   63   50    0    0   0
November 10, 2014............................  100   91   53    0    0    0   0
November 10, 2015............................  100   78    0    0    0    0   0
November 10, 2016............................  100   66    0    0    0    0   0
November 10, 2017............................  100   56    0    0    0    0   0
November 10, 2018............................  100    0    0    0    0    0   0
November 10, 2019............................  100    0    0    0    0    0   0
November 10, 2020............................  100    0    0    0    0    0   0
November 10, 2021............................  100    0    0    0    0    0   0
November 10, 2022............................  100    0    0    0    0    0   0
November 10, 2023............................   78    0    0    0    0    0   0
November 10, 2024............................   51    0    0    0    0    0   0
November 10, 2025............................    0    0    0    0    0    0   0
November 10, 2026............................    0    0    0    0    0    0   0
Weighted Average Life (years)................ 26.7 19.5 16.1 15.0 13.3 11.1 9.4

           PERCENT OF THE INITIAL CLASS M CERTIFICATE BALANCE AT THE
                 RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
            (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100  100  100 100  100  100  100
November 10, 1998............................  100  100  100 100  100  100  100
November 10, 1999............................  100  100  100 100  100  100  100
November 10, 2000............................  100  100  100 100  100  100  100
November 10, 2001............................  100  100  100 100  100  100  100
November 10, 2002............................  100  100   89  87   86   83   80
November 10, 2003............................  100   93   78  76   73   68   64
November 10, 2004............................  100   84   69  66   62   56   50
November 10, 2005............................  100   76   60  57   53   46   40
November 10, 2006............................  100   69   53  49   45   37   31
November 10, 2007............................  100   62   46  43   38   31   25
November 10, 2008............................  100   56   40  37   32   25    0
November 10, 2009............................  100   50   35  31   27   20    0
November 10, 2010............................   96   44   30  26   22    0    0
November 10, 2011............................   89   38   25  22   18    0    0
November 10, 2012............................   84   34   21  18    0    0    0
November 10, 2013............................   79   30   18  16    0    0    0
November 10, 2014............................   73   26   15   0    0    0    0
November 10, 2015............................   66   22    0   0    0    0    0
November 10, 2016............................   59   19    0   0    0    0    0
November 10, 2017............................   53   16    0   0    0    0    0
November 10, 2018............................   49    0    0   0    0    0    0
November 10, 2019............................   45    0    0   0    0    0    0
November 10, 2020............................   40    0    0   0    0    0    0
November 10, 2021............................   34    0    0   0    0    0    0
November 10, 2022............................   28    0    0   0    0    0    0
November 10, 2023............................   22    0    0   0    0    0    0
November 10, 2024............................   14    0    0   0    0    0    0
November 10, 2025............................    0    0    0   0    0    0    0
November 10, 2026............................    0    0    0   0    0    0    0
Weighted Average Life (years)................ 20.8 12.7 10.3 9.7  9.0  8.1  7.4

          PERCENT OF THE INITIAL CLASS B-1 CERTIFICATE BALANCE AT THE
                RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL
           (ASSUMING TERMINATION PURSUANT TO A TERMINATION AUCTION)

                                                 PREPAYMENTS (% OF PREPAYMENT
                                                            MODEL)
                                              ----------------------------------
DATE                                           0%  100% 150% 170% 200% 250% 300%
----                                          ---- ---- ---- ---- ---- ---- ----
Initial Percentage...........................  100 100  100  100  100  100  100
November 10, 1998............................  100 100  100  100  100  100  100
November 10, 1999............................  100 100  100  100  100  100  100
November 10, 2000............................  100 100  100  100  100  100  100
November 10, 2001............................  100 100  100  100  100  100  100
November 10, 2002............................  100 100   83   81   79   74   70
November 10, 2003............................  100  89   67   64   60   52   45
November 10, 2004............................  100  76   53   49   43   34   25
November 10, 2005............................  100  64   40   35   29   19    9
November 10, 2006............................  100  53   29   24   17    6    0
November 10, 2007............................  100  43   19   14    7    0    0
November 10, 2008............................  100  34   10    5    0    0    0
November 10, 2009............................  100  25    2    0    0    0    0
November 10, 2010............................   94  16    0    0    0    0    0
November 10, 2011............................   84   8    0    0    0    0    0
November 10, 2012............................   76   1    0    0    0    0    0
November 10, 2013............................   68   0    0    0    0    0    0
November 10, 2014............................   59   0    0    0    0    0    0
November 10, 2015............................   50   0    0    0    0    0    0
November 10, 2016............................   39   0    0    0    0    0    0
November 10, 2017............................   30   0    0    0    0    0    0
November 10, 2018............................   24   0    0    0    0    0    0
November 10, 2019............................   17   0    0    0    0    0    0
November 10, 2020............................   10   0    0    0    0    0    0
November 10, 2021............................    2   0    0    0    0    0    0
November 10, 2022............................    0   0    0    0    0    0    0
November 10, 2023............................    0   0    0    0    0    0    0
November 10, 2024............................    0   0    0    0    0    0    0
November 10, 2025............................    0   0    0    0    0    0    0
November 10, 2026............................    0   0    0    0    0    0    0
Weighted Average Life (years)................ 18.0 9.6  7.5  7.2  6.8  6.3  6.0

SENSITIVITY OF THE CLASS A-IO CERTIFICATES

  The yield to maturity of the Class A-IO Certificates will be highly sensitive to the principal prepayment, repurchase and default experience of the Contracts. Investors should carefully consider the risk that a rapid rate of principal prepayments on the Contracts or repurchases of Contracts will have an adverse effect on the yield to investors in the Class A-IO Certificates and, under certain scenarios, could result in the failure of such investors to recover their initial investments. The yield to holders of the Class A-IO Certificates would also be adversely affected in the event that the Servicer exercises the right under the Agreement to repurchase all remaining Contracts in the Trust Fund and thereby effect the early termination of the Certificates, or if there is a successful Termination Auction, as described in "Description of the Certificates--Optional Termination and Termination Auction" herein.

  The following table (the "Yield Table") demonstrates the sensitivity of the pre-tax yields on the Class A-IO Certificates to various constant rates of prepayment by projecting the aggregate payments of interest on such Certificates and the corresponding pre-tax yields on a corporate bond equivalent ("CBE") basis, assuming distributions on the Contracts are made as set forth in the Agreement. The Yield Table is also based on the assumption set forth above under "Description of the Certificates--Weighted Average Life of the Offered Certificates."

                 PRE-TAX YIELDS ON THE CLASS A-IO CERTIFICATES

                                PERCENTAGE OF PREPAYMENT ASSUMPTION
          ASSUMED         ----------------------------------------------------
       PURCHASE PRICE       0%      100%     170%    250%     290%      300%
       --------------     -------  -------  ------  ------  --------  --------
   0.6678%............... 20.5488% 14.1771% 9.3660% 3.2748% (0.0039)% (0.8715)%

  The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Class A-IO Certificates, would cause the discounted present value of such assumed stream of cash flows to the Closing Date to equal the assumed purchase prices (which include accrued interest), and converting such monthly rates to CBE rates. Such calculation does not take into account the interest rates at which funds received by holders of the Class A-IO Certificates may be reinvested and consequently does not purport to reflect the return on any investment in the Class A-IO Certificates when such reinvestment rates are considered.

  It is highly unlikely that the Contracts will prepay at the same rate until maturity or that all of the Contracts will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class A-IO Certificates is likely to differ from those shown in such tables, even if all of the Contracts prepay at the indicated percentages of the prepayment assumption. No representation is made as to the actual rate of principal payments on the Contracts (or the Contract Rates thereon) for any period or over the life of the Class A-IO Certificates or as to the yield on the Class A-IO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class A-IO Certificates.

FINAL SCHEDULED DISTRIBUTION DATE

  The Final Scheduled Distribution Dates for each Class of Offered Certificates is set forth on the cover hereof. The Final Scheduled Distribution Date for the Class A-1 Certificates is December 10, 1998, which is the thirteenth Distribution Date. The Final Scheduled Distribution Dates for the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class B-1 Certificates were determined on the basis of the Structuring Assumptions and the assumption that there are no prepayments, the Servicer does not exercise its optional termination right and the Contracts are not sold in a Termination Auction. The Final Scheduled Distribution Dates for the Class A-IO, Class A-9 and Class M Certificates were determined by adding six months to the date of maturity of the latest possible maturing Contract. The actual final Distribution Date for each Class of Offered Certificates is likely to be shorter, and could occur significantly earlier than, the applicable Final Scheduled Distribution Date because (i) prepayments are likely to occur, (ii) the Seller may repurchase Contracts in the event of breaches of representations and warranties and (iii) the Servicer may cause an optional termination of the Trust Fund or a Termination Auction may occur.

                        DESCRIPTION OF THE CERTIFICATES

  The Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Agreement"). A form of the Pooling and Servicing Agreement will be made available to prospective investors upon request (made to the Servicer at the address specified in the Prospectus under "Incorporation of Certain Documents by Reference") and will be filed with the Securities and Exchange Commission after the initial issuance of the Certificates as exhibits to a Current Report on Form 8-K. Reference is made to the Prospectus for additional information regarding the terms and conditions of the Agreement. The following discussion supplements, and does not replace or supersede the discussion under "Description of the Certificates" in the Prospectus, unless the context otherwise provides.

  Set forth below are summaries of the specific terms and provisions pursuant to which the Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreement. When particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

GENERAL

  The Offered Certificates will be issued in fully registered form only, in denominations equal to $1,000 or any integral multiple of one dollar in excess thereof. The "Percentage Interest" of a Certificate of a Class (Class R Certificate) is the percentage obtained from dividing the original denomination of such Certificate by the Initial Certificate Balance or initial Notional Principal Amount, as the case may be, of the Certificates of such Class.

  The Trust Fund includes (i) the Contract Pool, including certain rights to receive payments on the Contracts on and after the Cut-off Date, (ii) the amounts held from time to time in the "Certificate Account" (as described below under "--Payment on Contracts; Certificate Account") maintained by the Trustee pursuant to the Agreement, (iii) any property which initially secured a Contract and which is acquired in the process of realizing thereon, (iv) the obligations of Bank of America, FSB, under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured, (v) the proceeds of all insurance policies described herein and (vi) the Reserve Account.

  Bank of America, FSB, will convey the Contracts to the Trustee. See "The Contract Pool" herein and "--Conveyance of Contracts" below. Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Servicer, will service the Contracts pursuant to the Agreement. The Contract documents will be held for the benefit of the Trustee by the Servicer.

  Distributions of principal and interest to the holders of the Certificates will be made on the 10th day of each month, or, if such day is not a business day, the next succeeding business day (each, a "Distribution Date") beginning in December, 1997, to the persons in whose names the Certificates are registered at the close of business on the last business day preceding each Distribution Date (the "Record Date").

PASS-THROUGH RATES

  Interest on each Class of Certificates, other than the Class A-1 Certificates, will be computed on the basis of a 360-day year of twelve 30-day months. On each Distribution Date, interest on the Class A-1 Certificates will be computed on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

  The Class A-1 Pass-Through Rate will be 5.825% per annum.

  The Class A-2 Pass-Through Rate will be 6.13% per annum.

  The Class A-3 Pass-Through Rate will be 6.23% per annum.

  The Class A-4 Pass-Through Rate will be 6.31% per annum.

  The Class A-5 Pass-Through Rate will be 6.39% per annum.

  The Class A-6 Pass-Through Rate will be 6.47% per annum.

  The Class A-7 Pass-Through Rate will be 6.69% per annum.

  The Class A-8 Pass-Through Rate will be 6.79% per annum.

  The Class A-9 Pass-Through Rate will be the lesser of 7.09% per annum and the Weighted Average Net Contract Rate.

  The Class A-IO Pass-Through Rate will be 0.15% per annum.

  The Class M Pass-Through Rate will be the lesser of 6.90% per annum and the Weighted Average Net Contract Rate.

  The Class B-1 Pass-Through Rate will be the lesser of 7.07% per annum and the Weighted Average Net Contract Rate.

  The Class B-2 Pass-Through Rate will be the lesser of 8.40% per annum and the Weighted Average Net Contract Rate.

  The "Weighted Average Net Contract Rate" is equal to the weighted average of the Net Contract Rates of the Contracts in the Contract Pool at the beginning of the month preceding the month of such Distribution Date. The "Net Contract Rate" of a Contract equals the rate of interest borne by such Contract minus the Annual Servicing Rate and minus the Class A-IO Pass-Through Rate. The "Annual Servicing Rate" is equal to 1%. The Weighted Average Net Contract Rate as of the Cut-off Date was approximately 9.39%.

  In all but the most unusual prepayment scenarios, it is anticipated that the Weighted Average Net Contract Rate will equal or exceed the specific percentages set forth above. If a large principal amount of Contracts having Contract Rates higher than 8.05% were to prepay while a proportionate principal amount of the Contracts having Contract Rates lower than 8.05% did not prepay, the interest collections on the remaining Contracts would not be sufficient to support the specific percentages set forth above for the Class A-9, Class M, Class B-1 and Class B-2 Certificates. Of the initial Contracts, 93.50% by aggregate principal balance as of the Cut-off Date had Contract Rates equal to or higher than 8.05%.

CONVEYANCE OF CONTRACTS

  On the date of initial issuance of the Certificates, Bank of America, FSB will convey to the Trustee, without recourse, all right, title and interest of Bank of America, FSB in and to the Contracts, and all rights under the standard hazard insurance policies on the related Manufactured Homes. The conveyance of the Contracts to the Trustee will include a conveyance of all rights to receive Scheduled Payments thereon that were due on or after the Cut-off Date, even if received prior to the Cut-off Date, as well as all rights to any payments received on or after the Cut-off Date (other than late receipts of Scheduled Payments that were due prior to the Cut-off Date). The Contracts will be described on a schedule attached to the Agreement (the "Contract Schedule"). The Contract Schedule will include the principal balance of each Contract as of the Cut-off Date, the amount of each Scheduled Payment due on each Contract as of the Cut-off Date, the Contract Rate on each Contract (determined as of the Cut-off Date) and the maturity date of each Contract. Prior to the conveyance of the Contracts to the Trustee, the operations department of the BankAmerica Housing Services division of Bank of America,

FSB will be required to complete a review of all of the originals of the Contracts, the certificates of title to, or other evidence of a perfected security interest in, the Manufactured Homes, any related mortgages and any assignments or modifications of the foregoing (collectively, the "Contract Files") confirming the accuracy of the Contract Schedule delivered to the Trustee. Any Contract discovered not to agree with such schedule in a manner that is materially adverse to the interests of the Certificateholders will be repurchased by Bank of America, FSB or replaced with another Contract, except that if the discrepancy relates to the principal balance of a Contract (determined as described above), Bank of America, FSB may, under certain conditions, deposit cash in the Certificate Account in an amount sufficient to offset such discrepancy. The Trustee will not review the Contract Files.

  The Servicer will hold, as custodian and agent on behalf of the Trustee, the original Contracts and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home, and real property, if any, relating to each Contract. See "Risk Factors--Security Interests in the Manufactured Homes; Transfer of Contracts and Security Interests" and "Certain Legal Aspects of the Contracts--Security Interests in Manufactured Homes" and "--Land Home and Land-in-Lieu Contracts" in the Prospectus for discussion of the consequences of the Servicer maintaining possession of the original Contracts and the security interest in the related Manufactured Homes and real property, if any, securing such Contracts. In order to give notice of the Trustee's right, title and interest in and to the Contracts, a UCC-1 financing statement identifying the Trustee as the secured party and identifying all the Contracts as collateral will be filed in the appropriate office in the appropriate states. The Contracts will be stamped or otherwise marked to reflect their assignment to the Trustee. To the extent that the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in the applicable jurisdictions or to the extent that the Contracts do constitute chattel paper and a subsequent purchaser is able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. See "Certain Legal Aspects of the Contracts" in the Prospectus.

  Bank of America, FSB will make certain representations and warranties to the Trustee with respect to each Contract sold by it, as of the Closing Date (unless expressly stated otherwise), including the following: (a) as of the Cut-off Date, no Contract is more than 59 days delinquent; (b) no provision of such Contract has been waived, altered or modified in any respect, except by instruments or documents identified in the related Contract File; (c) such Contract is a legal, valid and binding obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by laws affecting creditors' rights generally or by general equity principles); (d) such Contract is not subject to any right of rescission, set-off, counterclaim or defense; (e) such Contract is covered by hazard insurance described under "Description of the Certificates--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer--A. Hazard Insurance Policies" in the Prospectus; (f) such Contract was either (i) originated by a manufactured housing dealer acting, to the knowledge of Bank of America, FSB, in the regular course of its business and purchased on an individual basis by Bank of America, FSB in the ordinary course of its business, or (ii) originated by Bank of America, FSB in the ordinary course of its business; (g) such Contract was neither originated in nor is subject to the laws of any jurisdiction whose laws would make the transfer of the Contract or an interest therein to the Trustee pursuant to the Agreement or pursuant to the Certificates unlawful; (h) such Contract complies with all requirements of law; (i) such Contract has not been satisfied or subordinated in whole or in part or rescinded and the Manufactured Home securing such Contract has not been released from the lien of such Contract; (j) such Contract creates a valid and enforceable first-priority security interest in favor of Bank of America, FSB in the Manufactured Home and real property, if any, securing such Contract, (k) such security interest has been assigned to the Trustee, and, after such assignment, the Trustee has a valid and perfected first-priority security interest in the Manufactured Home and real property, if any, securing such Contract, (l) such Contract has not been sold, assigned or pledged to any other person, and prior to the transfer of the Contracts to the Trustee, Bank of America, FSB had good and marketable title to such Contract sold by it, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest, and it was the sole owner thereof and had full right to transfer such Contract to the Trustee; (m) as of the Cut-off Date, there was no default, breach, violation or event permitting acceleration under such Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration (except payment delinquencies permitted by clause (a) above), and Bank of America, FSB has not waived any of the foregoing; (n) as of the Closing Date (as defined below), there were, to the knowledge of Bank of America, FSB no liens or claims which have been filed for work, labor or materials affecting a Manufactured Home or real property, if any, securing such Contract, which are or may be liens prior to or equal with or subordinate to the lien of such Contract; (o) such Contract is a fully-amortizing loan with a fixed Contract Rate and provides for level payments over the term of such Contract; (p) such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security; (q) the information contained in the Contract Schedule with respect to such Contract is true and correct; (r) there is only one original of such Contract; (s) such Contract did not have a loan-to-value ratio at origination greater than 100%; (t) the related Manufactured Home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located unless it is subject to a Land-in-Lieu or Land Home Contract and as of the Closing Date such Manufactured Home is, to the knowledge of Bank of America, FSB free of damage and in good repair; (u) such Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code; (v) the related Manufactured Home is a "manufactured home" within the meaning of Section 5402(6) of Title 42 of the United States Code and, as to each Contract, Bank of America, FSB was a federally-chartered savings bank as of the time of such Contract's origination as required under
Section 3(a)(41)(A)(ii) of the Exchange Act; (w) such Contract is secured by a "single family residence" within the meaning of Section 25(e)(10) of the Code;
(x) such Contract will be stamped to indicate its assignment to the Trustee within 60 days of the Closing Date and (y) the Contract with the lowest Contract Rate has a Contract Rate of 7.00% and the Contract with the highest Contract Rate has a Contract Rate of 14.50%. Under the terms of the Agreement, and subject to the relevant Seller's option to effect a substitution with respect to Contracts sold by it as described in the last paragraph under this subheading, Bank of America, FSB will be obligated to repurchase, at the price described below, any Contract sold by it within 90 days after Bank of America, FSB becomes aware, or after Bank of America, FSB's receipt of written notice from the Trustee or the Servicer, of a breach of any representation or warranty of Bank of America, FSB in the Agreement that materially and adversely affects the Trust Fund's interest in any Contract it sold thereto unless such breach has been cured.

  Notwithstanding the foregoing, Bank of America, FSB will not be required to repurchase or substitute any Contract relating to a Manufactured Home and real property, if any, securing such Contract located in any jurisdiction on account of a breach of the representation and warranty described in clause (k) above solely on the basis of the failure by Bank of America, FSB to cause a notation to be made on any document of title relating to any such Manufactured Home or to execute any transfer instrument relating to any such Manufactured Home or real property, if any (other than a notation or transfer instrument necessary to show Bank of America, FSB as lienholder or legal title holder) unless (i) a court of competent jurisdiction has adjudged that, because of such failure, the Trustee does not have a perfected first-priority security interest in such related Manufactured Home or (ii)(A) the Servicer has received written advice of counsel to the effect that a court of competent jurisdiction has held that, solely because of a substantially similar failure on the part of a pledgor or assignor of manufactured housing contracts (who has perfected the assignment or pledge of such contracts), a perfected first-priority security interest was not created in favor of the pledgee or assignee in a related manufactured home which is located in such jurisdiction and which is subject to the same laws regarding the perfection of security interests therein applicable to the Manufactured Homes located in such jurisdiction and
(B) the Servicer shall not have completed all appropriate remedial action with respect to such Manufactured Home within 180 days after receipt of such written advice. Any such advice will be from counsel selected by the Servicer on a non-discriminatory basis from among the counsel used by the Servicer in its general business in the jurisdiction in question. The Servicer will have no ongoing obligation to seek advice with respect to the matters described in clause (ii) above. However, the Servicer is required to seek advice with respect to such matters whenever information comes to the attention of its counsel which causes such counsel to determine that a holding of the type described in clause (ii)(A) might exist. If any counsel selected by the Servicer informs the Servicer that no holding of the type described in clause (ii)(A) exists, such advice will be conclusive and binding on the parties to the Agreement pursuant to which a Trustee has an interest in any Contracts in the applicable jurisdiction as of the applicable date. If any holding described above which would give rise to a repurchase obligation on the part of Bank of America, FSB were to result from proceedings brought by a receiver or conservator of Bank of America, FSB, it is likely that such receiver or conservator would also reject the resulting repurchase obligation.

  The repurchase obligation described above generally constitutes the sole remedy available to the Trustee and the Certificateholders for a breach of a representation or warranty under the Agreement with respect to the Contracts. The repurchase price for any Contract will be equal to the remaining principal balance of such Contract as of the beginning of the month of repurchase, plus accrued and unpaid interest from the Due Date with respect to which the Obligor last made a payment to the Due Date occurring in the Collection Period during which such Contract is repurchased.

  In lieu of repurchasing a Contract as specified above, during the two-year period following the date of the initial issuance of the Certificates (the "Closing Date"), Bank of America, FSB may, at its option, substitute an Eligible Substitute Contract (as defined below) for the Contract that it is otherwise obligated to repurchase (referred to herein as the "Replaced Contract"). An "Eligible Substitute Contract" is a Contract that satisfies, as of the date of its substitution, the representations and warranties specified in the Agreement, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which such substitution takes place, has a Contract Rate that is at least equal to the Contract Rate of the Replaced Contract, has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract and has not been delinquent for more than 31 days as to any Scheduled Payment due in the twelve months prior to its substitution. Bank of America, FSB will be required to deposit in the Certificate Account cash in the amount, if any, by which the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which substitution takes place exceeds the Scheduled Principal Balance of the Contract it sold being substituted as of the beginning of the month.

PAYMENTS ON THE CONTRACTS; CERTIFICATE ACCOUNT

  The Trustee will initially establish and maintain an account (the "Certificate Account") at a depository institution organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation (the "FDIC") whose commercial paper, long-term deposits or long-term unsecured senior debt has a rating of P-1 by Moody's and F-1 by Fitch (if rated by Fitch) in the case of commercial paper or in one of the two highest rating categories by Moody's and Fitch (if rated by Fitch) in the case of long-term deposits or long-term unsecured senior debt, and which is subject to examination by federal or state authorities or a depository institution otherwise acceptable to Moody's and Fitch (an "Eligible Institution"). The funds in the Certificate Account are required to be invested by the Trustee in common trust funds, collective investment trusts or Eligible Investments that will mature not later than the business day preceding the applicable Distribution Date. "Eligible Investments" include, among other investments, obligations of the United States or of any agency thereof backed by the full faith and credit of the United States; certificates of deposit, time deposits and bankers' acceptances sold by eligible financial institutions; commercial paper rated P-1 by Moody's and F-1 by Fitch (if rated by Fitch); money market funds acceptable to Moody's and Fitch (as evidenced by a letter from Moody's and Fitch to such effect); and other obligations acceptable to Moody's and Fitch.

  All payments in respect of principal and interest on the Contracts received during any Collection Period by the Servicer (exclusive of Scheduled Payments due prior to the Cut-off Date), including Liquidation Proceeds (net of Liquidation Expenses, as defined below), are required to be paid into the Certificate Account not later than the second business day following receipt thereof. Amounts received as late payment fees, extension fees, assumption fees or similar fees may be retained by the Servicer as part of its servicing fees. See "--Servicing Compensation; Certain Other Matters Regarding the Servicer" below. In addition, the amount paid by BankAmerica Housing Services for any Contract repurchased by it as a result of a breach of a representation or warranty under the Agreement, and amounts required to be deposited upon substitution of an Eligible Substitute Contract because of a breach of a representation or warranty (which amounts will be treated as partial principal prepayments), as described under "--Conveyance of Contracts" above, are required to be paid into the Certificate Account.

  On the third business day prior to each Distribution Date (the "Determination Date"), the Servicer will determine the Available Distribution Amount and the amounts to be distributed on the Certificates on such Distribution Date. The "Available Distribution Amount" for any Distribution Date is the sum of (a) the Monthly Advance for such Distribution Date (as defined below under "--Advances") and (b) the amount in the Certificate Account on the close of business on the last day of the immediately preceding Collection Period, less the sum of (i) any repossession profits (of which there are expected to be a de minimis amount) on defaulted Contracts, (ii) payments on Contracts that have been repurchased as a result of a breach of a representation or warranty that are received during or after the month of repurchase, (iii) Excess Contract Payments (as defined below) and any other payments not required to be distributed to Certificateholders on the related Distribution Date, (iv) reimbursements to the Servicer in the amount of expenses incurred in connection with the liquidation of a Contract ("Liquidation Expenses") and certain taxes and insurance premiums advanced by the Servicer in respect of Manufactured Homes (as described below under "-- Advances"), (v) reimbursements to the Servicer for Nonrecoverable Advances in respect of Contracts and Monthly Advances to the extent permitted by the Agreement (as described below under "--Advances") and (vi) the Monthly Servicing Fee (as hereinafter defined).

  An "Excess Contract Payment" is a payment received on a Contract that is in excess of the Scheduled Payment (or, generally, an integral multiple thereof) on such Contract, is not a partial principal prepayment or prepayment in full and is not part of any Liquidation Proceeds. Excess Contract Payments will be held by the Trustee in the Certificate Account and may be applied as described under "--Advances" below.

  The Trustee or its paying agent will withdraw funds from the Certificate Account on each Distribution Date (but only to the extent of the related Available Distribution Amount) to make payments to Certificateholders as specified under "--Distributions" below. From time to time, as provided in the Agreement, the Servicer will also withdraw funds from the Certificate Account to make payments to it or Bank of America, FSB as permitted by the Agreement and described in subclauses (i), (ii), (iv), (v) and (vi) of clause (b) in the second preceding paragraph.

DISTRIBUTIONS

  Distributions to the holders of the Series 1997-2 Regular Certificates will be applied first to the holders of the Senior Certificates, second to the holders of the Class M Certificates and third to the holders of the Class B Certificates. The Available Distribution Amount for each Distribution Date will be applied in the amounts and the order of priority set forth below. Distributions to holders of each Class of Certificates of principal (other than holders of the Class A-IO Certificates) and interest will be made on each Distribution Date in an amount equal to their respective Percentage Interests multiplied by the aggregate amount distributed to such Class of Certificates on such Distribution Date. Interest will be calculated on the Class A-IO Certificates on the basis of a "Notional Principal Amount" equal to the Pool Scheduled Principal Balance. Reference to the Notional Principal Amount of the Class A-IO Certificates is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal.

  Each distribution with respect to book-entry certificates will be paid to DTC, which will credit the amount of such distribution to the accounts of its participants in accordance with its normal procedures. Each participant will be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm will be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to book-entry certificates are to be made by DTC and its participants in accordance with DTC's rules. See "Description of the Certificates--Global Certificates" below.

  The percentages of the Formula Principal Distribution Amount that are distributable to the Senior Certificateholders, the Class M Certificateholders, the Class B-1 Certificateholders and the Class B-2 Certificateholders are determined on the basis of whether the Class M Principal Distribution Test or the Class B Principal Distribution Test are met, as described below. By their terms, neither of such tests can be met prior to the Distribution Date in December 2001. Consequently, unless the Senior Certificate Balance is reduced to zero prior to such Distribution Date, holders of the Senior Certificates will receive 100% of the Formula Principal Distribution Amount (in the order described below) until at least such Distribution Date.

  Priorities. On each Distribution Date, the Available Distribution Amount, together with the Reserve Account Draw Amount (as defined herein), if any, will be distributed in the following amounts and in the following order of priority:

    (i) concurrently to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-IO Certificateholders, the Class A-1 Interest Distribution Amount, the Class A-2 Interest Distribution Amount, the Class A-3 Interest Distribution Amount, the Class A-4 Interest Distribution Amount, the Class A-5 Interest Distribution Amount, the Class A-6 Interest Distribution Amount, the Class A-7 Interest Distribution Amount, the Class A-8 Interest Distribution Amount, the Class A-9 Interest Distribution Amount and the Class A-IO Interest Distribution Amount, respectively;

    (ii) to the Senior Certificateholders, other than the Class A-IO Certificateholders, the Senior Percentage of the Formula Principal Distribution Amount in the following order of priority:

      (a) to the Class A-1 Certificateholders until the Certificate Balance of the Class A-1 Certificates is reduced to zero;

      (b) to the Class A-2 Certificateholders until the Certificate Balance of the Class A-2 Certificates is reduced to zero;

      (c) to the Class A-3 Certificateholders until the Certificate Balance of the Class A-3 Certificates is reduced to zero;

      (d) to the Class A-4 Certificateholders until the Certificate Balance of the Class A-4 Certificates is reduced to zero;

      (e) to the Class A-5 Certificateholders until the Certificate Balance of the Class A-5 Certificates is reduced to zero;

      (f) to the Class A-6 Certificateholders until the Certificate Balance of the Class A-6 Certificates is reduced to zero;

      (g) to the Class A-7 Certificateholders until the Certificate Balance of the Class A-7 Certificates is reduced to zero;

      (h) to the Class A-8 Certificateholders until the Certificate Balance of the Class A-8 Certificates is reduced to zero; and

      (i) to the Class A-9 Certificateholders until the Certificate Balance of the Class A-9 Certificates is reduced to zero;

    (iii) to the Class M Certificateholders, the Class M Interest
  Distribution Amount;

    (iv) to the Class M Certificateholders, the Class M Percentage of the Formula Principal Distribution Amount until the Class M Certificate Balance is reduced to zero;

    (v) to the Class B-1 Certificateholders, the Class B-1 Interest Distribution Amount;

    (vi) to the Class B-1 Certificateholders, the Class B Percentage of the Formula Principal Distribution Amount until the Class B-1 Certificate Balance is reduced to zero;

    (vii) to the Class B-2 Certificateholders, the Class B-2 Interest Distribution Amount;

    (viii) to the Class B-2 Certificateholders, the Class B Percentage of the Formula Principal Distribution Amount (less any portion thereof distributed pursuant to clause (vi) above) until the Class B-2 Certificate Balance is reduced to zero;

    (ix) if such Distribution Date is on or after the earlier of (a) the Distribution Date in December 2007 and (b) the first Distribution Date on which the percentage equivalent of a fraction, the numerator of which is the Pool Scheduled Principal Balance (after giving effect to distributions with respect to principal) for such Distribution Date and the denominator of which is the Cut-off Date Pool Principal Balance, is less than or equal to 25%, to the Reserve Account, any remaining Available Distribution Amount to the extent necessary to increase the funds in the Reserve Account to the Reserve Account Cap;

    (x) if the Distribution Date is on or after December 10, 1998, and the Class A-1 Certificate Balance has not been reduced to zero after the application of distributions on such Distribution Date to Class A-1 Certificateholders pursuant to clause (ii) above, to the Class A-1 Certificateholders until the Class A-1 Certificate Balance has been reduced to zero; and

    (xi) to the Class R Certificateholders, any remaining Available Distribution Amount.

  The Class A-IO Certificates are interest-only and are not entitled to receive distributions of principal, but the Notional Principal Amount upon which interest distributions are calculated decreases as the Pool Scheduled Principal Balance is reduced.

  Notwithstanding the foregoing, on any Distribution Date on which the amount distributable (the "initial distribution") to holders of the Class B-2 Certificates pursuant to clause (viii) above would cause (x) the sum of (i) the Class B-2 Certificate Balance and (ii) the amount on deposit in the Reserve Account (in each case, after giving effect to the initial distribution) (such sum, the "Clause X Amount") to be less than (y) $9,999,998 (the "Clause Y Amount"), which is 2% of the Cut-off Date Pool Principal Balance, then the principal distribution to holders of the Class B-2 Certificates pursuant to clause (viii) above will be reduced to such amount as will cause the Clause X Amount to equal the Clause Y Amount, and the Available Distribution Amount (allocable to principal) that remains after such reduced distribution to the Class B-2 Certificateholders will be distributed pro rata to holders of the Senior Certificates, other than the Class A-IO Certificates, and the Class M Certificates on the basis of their respective Certificate Balances.

  In addition, notwithstanding the prioritization of the distribution of the Formula Principal Distribution Amount to the holders of the Senior Certificates pursuant to clause (ii) above, on a Distribution Date, if any, in respect of which a Deficiency Event (defined below) is in effect, the portion of the Formula Principal Distribution Amount for such Distribution Date that would otherwise be distributed sequentially to the holders of the Senior Certificates pursuant to clause (ii) above will instead be distributed to the holders of the Senior Certificates, other than the Class A-IO Certificates, pro rata based upon the Certificate Balance of each such Class until the Certificate Balances of each of the Senior Certificates have been reduced to zero. A "Deficiency Event" will be in effect for any Distribution Date as to which the Pool Scheduled Principal Balance is equal to or less than the aggregate Certificate Balance of the Senior Certificates.

  Furthermore, notwithstanding the foregoing, if the percentage of the Formula Principal Distribution Amount allocable to the holders of the Class A-9 Certificates on any Distribution Date pursuant to clause (ii) above exceeds the Class A-9 Certificate Balance for such Distribution Date, such excess will be distributed to the Class M and Class B-1 Certificateholders (or the Class B-2 Certificateholders if the Certificate Balance of the Class B-1 Certificates has been reduced to zero) pro rata on the basis of the Class M and Class B Percentages, respectively. If the percentage of the Formula Principal Distribution Amount allocable to the Class M Certificateholders on any Distribution Date pursuant to clause (iv) above exceeds the Class M Certificate Balance for any such Distribution Date, such excess will be distributed to the Class B-1 Certificateholders until the Class B-1 Certificate Balance is reduced to zero (and to the Class B-2 Certificateholders thereafter).

  Definitions. Except as described below, as to any Distribution Date, the "Interest Distribution Amount" for any Class is equal to the sum of (i) one month's interest at the Pass-Through Rate for that Class on the Certificate Balance of that Class and (ii) any previously undistributed shortfalls in interest due to the Certificateholders of that Class in respect of prior Distribution Dates. Any shortfall in interest due to Certificateholders will, to the extent legally permissible, bear interest at the related Pass-Through Rate. Interest will accrue with respect to each Distribution Date in respect of the Series 1997-2 Regular Certificates during the one-month period beginning on the 10th day of the month preceding the month of such Distribution Date (or, with respect to the First Distribution Date and the Class A-IO Certificates, the Closing Date) and ending on the 9th day of the month of such Distribution Date (each, an "Interest Accrual Period).

  The "Senior Percentage" (which shall not be greater than 100%) for a Distribution Date is the percentage equivalent of a fraction, the numerator of which is the Senior Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

    (i) the Senior Certificate Balance immediately prior to such Distribution Date,

    (ii) if the Class M Principal Distribution Test has been met, the Class M Certificate Balance immediately prior to such Distribution Date or, if the Class M Principal Distribution Test has not been met, zero, and

    (iii) if the Class B Principal Distribution Test has been met, the Class B Certificate Balance immediately prior to such Distribution Date or, if the Class B Principal Distribution Test has not been met, zero.

  The "Class M Percentage" (which shall not be greater than 100%) for a Distribution Date is (i) if the Class M Principal Distribution Test has been met or the Senior Certificate Balance is zero for such Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class M Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

    (a) the Senior Certificate Balance immediately prior to such Distribution Date,

    (b) the Class M Certificate Balance immediately prior to such Distribution Date, and

    (c) if the Class B Principal Distribution Test has been met, the Class B Certificate Balance immediately prior to such Distribution Date, or, if the Class B Principal Distribution Test has not been met, zero, or (ii) if the Class M Principal Distribution Test has not been met and the Senior Certificate Balance is not zero for such Distribution Date, zero.

  The "Class B Percentage" (which shall not be greater than 100%) for a Distribution Date is (i) if the Class B Principal Distribution Test has been met or the Senior Certificate Balance and the Class M Certificate Balance are zero for such Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the sum of:

    (a) the Senior Certificate Balance immediately prior to such Distribution Date,

    (b) the Class M Certificate Balance immediately prior to such Distribution Date, and

    (c) the Class B Certificate Balance immediately prior to such Distribution Date,

or (ii) if the Class B Principal Distribution Test has not been met and the Senior Certificate Balance and the Class M Certificate Balance are not zero for such Distribution Date, zero.

  Notwithstanding the foregoing, in no event will (i) the Class M Percentage exceed the percentage equal to 100% minus the Senior Percentage or (ii) the Class B Percentage exceed the percentage equal to 100% minus the sum of the Senior Percentage and the Class M Percentage.

  The Class M Principal Distribution Test will be met if all of the following conditions are satisfied:

    (1) the Distribution Date is on or after the Distribution Date in December 2001;

    (2) the percentage equivalent of a fraction, the numerator of which is the sum of (a) the Class M Certificate Balance immediately prior to such Distribution Date and (b) the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance immediately prior to such Distribution Date, is equal to at least 27.0% (which is 1.5 times the percentage equivalent of the fraction, the numerator of which is the sum of (a) the Initial Class M Certificate Balance, (b) the Initial Class B-1 Certificate Balance and (c) the Initial Class B-2 Certificate Balance and the denominator of which is the Cut-off Date Pool Principal Balance);

    (3) The Cumulative Realized Losses as of such Distribution Date do not exceed (a) if such Distribution Date is from and including December 2001 and up to and including November 2002, 6.0% of the Cut-off Date Pool Principal Balance, (b) if such Distribution Date is from and including December 2002 and up to and including November 2003, 7.0% of the Cut-off Date Pool Principal Balance, (c) if such Distribution Date is from and including December 2003 and up to and including November 2004, 8.5% of the Cut-off Date Pool Principal Balance, and (d) if such Distribution Date is in or after December 2004, 9.5% of the Cut-off Date Pool Principal Balance;

    (4) the Current Realized Loss Ratio as of such Distribution Date does not exceed 2.5%;

    (5) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed 3.5%; and

    (6) the Average Thirty-Day Delinquency Ratio as of such Distribution Date does not exceed 5.5%.

  The Class B Principal Distribution Test will be met if all of the following conditions are satisfied:

    (1) the Distribution Date is on or after the Distribution Date in December 2001;

    (2) the percentage equivalent of a fraction, the numerator of which is the Class B Certificate Balance immediately prior to such Distribution Date and the denominator of which is the Pool Schedule Principal Balance immediately prior to such Distribution Date, is equal to at least

  14.625% (which is approximately 1.5 times the percentage equivalent of the fraction, the numerator of which is the sum of (a) the Initial Class B-1 Certificate Balance and (b) the Initial Class B-2 Certificate Balance and the denominator of which is the Cut-off Date Pool Principal Balance);

    (3) The Cumulative Realized Losses as of such Distribution Date do not exceed (a) if such Distribution Date is from and including November 2002 and up to and including 6.0% of the Cut-off Date Pool Principal Balance,
  (b) if such Distribution Date is from and including December 2002 and up to and including November 2003, 7.0% of the Cut-off Date Pool Principal Balance, (c) if such Distribution Date is from and including December 2003 and up to and including November 2004, 8.5% of the Cut-off Date Pool Principal Balance and (d) if such Distribution Date is on or after December 2004, 9.5% of the Cut-off Date Pool Principal Balance.

    (4) the Current Realized Loss Ratio as of such Distribution Date does not exceed 2.5%;

    (5) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed 3.5%; and

    (6) the Average Thirty-Day Delinquency Ratio as of such Distribution Date does not exceed 5.5%.

  The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of (a) the Total Regular Principal Amount for such Distribution Date and (b) any previously undistributed shortfalls in the distribution of the Total Regular Principal Amount in respect of prior Distribution Dates.

  The "Total Regular Principal Amount" on each Distribution Date is the sum of
(i) the Scheduled Principal Reduction Amount (defined below) for such Distribution Date, (ii) the Scheduled Principal Balance (defined below) of each Contract which, during the related Collection Period, was purchased by Bank of America, FSB on account of certain breaches of representations and warranties made by it in the Agreement, (iii) all partial prepayments received during such related Collection Period, (iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such related Collection Period and (v) the Scheduled Principal Balance of each Contract that became a Liquidated Contract (defined below) during such related Collection Period.

  The "Scheduled Principal Balance" of a Contract for any Distribution Date is its principal balance as of the Due Date in the Collection Period immediately preceding such Distribution Date, after giving effect to all previous partial prepayments, all previous scheduled principal payments (whether or not paid) and the scheduled principal payment due on such Due Date, but without giving effect to any adjustment due to bankruptcy or similar proceedings. The "Scheduled Principal Reduction Amount" for any Distribution Date is an approximate calculation (performed on an aggregate basis rather than on a Contract-by-Contract basis) of the scheduled payments of principal due during the related Collection Period. Both of these terms are more fully described herein under "--Distributions" above.

  The "Pool Scheduled Principal Balance" for any Distribution Date is equal to the Cut-off Date Pool Principal Balance less the aggregate of the Total Regular Principal Amounts for all prior Distribution Dates.

  In general, a "Liquidated Contract" is a defaulted Contract as to which all amounts that the Servicer expects to recover relating to such Contract ("Liquidation Proceeds") have been received. A Liquidated Contract includes any defaulted Contract in respect of which the related Manufactured Home has been realized upon and disposed of and the proceeds of such disposition have been received.

  The "Certificate Balance" for any Class as of any Distribution Date is the Initial Certificate Balance of that Class less all amounts previously distributed to Certificateholders of that Class on account of principal. The "Senior Certificate Balance" as of any Distribution Date is the sum of the Certificate Balances of the Senior Certificates immediately prior to such Distribution Date. The "Subordinate Certificate Balance" as of any Distribution Date is the sum of the Class M Certificate Balance, the Class B-1 Certificate Balance and the Class B-2 Certificate Balance immediately prior to such Distribution Date. The term "Certificate Balance" in respect of any one or more Classes of Certificates has the corresponding meaning. In no event shall the aggregate distributions of principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M, Class B-1 and Class B-2 Certificates exceed the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance, the Initial Class A-5 Certificate Balance, the Initial Class A-6 Certificate Balance, the Initial Class A-7 Certificate Balance, the Initial Class A-8 Certificate Balance, the Initial Class A-9 Certificate Balance, the Initial Class M Certificate Balance, the Initial Class B-1 Certificate Balance and the Initial Class B-2 Certificate Balance, respectively.

  The "Average Sixty-Day Delinquency Ratio" and the "Average Thirty-Day Delinquency Ratio" are, in general, the ratios of the average of the aggregate principal balances of Contracts delinquent 60 days or more and 30 days or more, respectively, for the preceding three Collection Periods (determined as of the last day of each such Collection Period) to the average Pool Scheduled Principal Balance for such periods. "Cumulative Realized Losses" are, in general, the aggregate net liquidation losses (calculated as specified in the Agreement) in respect of Liquidated Contracts since the Cut-off Date. The "Current Realized Loss Ratio" is, in general, the ratio of the aggregate net liquidation losses in respect of Liquidated Contracts for the periods specified in the Agreement to an average Pool Scheduled Principal Balance specified in the Agreement.

RESERVE ACCOUNT

  On the Closing Date, the Trustee shall establish an account (the "Reserve Account") for the benefit of the Certificateholders. The Reserve Account shall have an initial balance of zero on the Closing Date. Commencing on the Distribution Date which is the earlier of (a) the Distribution Date in December 2007 and (b) the first Distribution Date on which the percentage equivalent of a fraction, the numerator of which is the Pool Scheduled Principal Balance (after giving effect to distribution with respect to principal) for such Distribution Date and the denominator of which is the Cut-off Date Pool Principal Balance, is less than or equal to 25%, the Trustee shall make a deposit into the Reserve Account pursuant to clause (ix) in the fourth paragraph under "Distributions" above up to the Reserve Account Cap. On each Distribution Date, the Trustee will withdraw from the Reserve Account an amount (the "Reserve Account Draw Amount") equal to the lesser of (a) the amount then on deposit in the Reserve Account and (b) the amount by which the aggregate of amounts due to Certificateholders in clauses (i) through (viii) under "Distributions" above exceeds the Available Distribution Amount on such Distribution Date and distribute such amount, together with the Available Distribution Amount.

  Funds in the Reserve Account will be invested in Eligible Investments as directed by the Trustee, and the net investment earnings, if any, will be paid to the Class R Certificateholders. "Eligible Investments" means one or more common trust funds, collective investment trusts or money market funds acceptable to Moody's and Fitch (as evidenced by a letter from Moody's and Fitch to such effect or, if no such trusts or funds are acceptable to Moody's and Fitch any other obligations acceptable to Moody's and Fitch.

  On any Distribution Date, any funds on deposit in the Reserve Account in excess of the Reserve Account Cap (after giving effect to any Reserve Account Draw Amount paid to the Certificateholders on such date) will be withdrawn from the Reserve Account and paid to the Class R Certificateholders.

  Amounts paid to the Class R Certificateholders pursuant to the two immediately preceding paragraphs will not be available to offset shortfalls in distributions to holders of other Classes of Certificates.

  The Reserve Account is intended to enhance the likelihood of regular receipt by the holders of the Series 1997-2 Regular Certificates of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts, but no assurance can be given that the Reserve Account will be sufficient for such purpose.

  The "Reserve Account Cap" shall be (i) as to any Distribution Date (after giving effect to distributions due thereon) after the Closing Date and until none of the Offered Certificates remain outstanding, $2,499,999 (which is 0.5% of the Cut-off Date Pool Principal Balance) and (ii) as to any Distribution Date (after giving effect to distributions due thereon) after none of the Offered Certificates remain outstanding, the lesser of the then outstanding Class B-2 Certificate Balance and $2,499,999 (which is 0.5% of the Cut-off Date Pool Principal Balance).

SUBORDINATION

  The rights of the holders of the Subordinate Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to such rights of the holders of the Senior Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Senior Certificates of the full amount of interest and principal distributable thereon and to afford such holders protection against losses on Liquidated Contracts.

  Similarly, the rights of the holders of the Class B Certificates to receive distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class M Certificates, and the rights of the holders of the Class B-2 Certificates to receive the distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class B-1 Certificates. Subject to the subordination of the Subordinate Certificates to the Senior Certificates, this subordination of the Class B Certificates to the Class M Certificates and of the Class B-2 Certificates to the Class M and Class B-1 Certificates is intended to enhance the likelihood of regular receipt by the holders of the Class M Certificates and the holders of the Class B-1 Certificates, respectively, of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts.

  The protection afforded to the holders of Senior Certificates by means of the subordination of the Subordinate Certificates, to the Class M Certificateholders by the subordination of the Class B Certificates and to the Class B-1 Certificateholders by the subordination of the Class B-2 Certificates (in each case, to the extent described herein) will be accomplished by the application of the Available Distribution Amount (together with any Reserve Account Draw Amount) in the order specified under "Distributions" above. Accordingly, in the event that the Available Distribution Amount (together with any Reserve Account Draw Amount) on any Distribution Date is not sufficient to permit the distribution of the amount of interest and the specified portion of the Formula Principal Distribution Amount due to the holders of any Class of Certificates, the subordination is intended to protect such Certificateholders by the right of such Certificateholders to receive distributions of the Available Distribution Amount in respect of interest and the Formula Principal Distribution Amount that would otherwise have been distributable to the Certificateholders of any Class subordinate in priority of distribution to such Class, until any shortfall in distributions to the holders of the related senior Class or Classes of Certificates in respect thereof has been satisfied, to the extent described herein.

LOSSES ON LIQUIDATED CONTRACTS

  As described above, the Total Regular Principal Amount distributable to the holders of the Series 1997-2 Regular Certificates on each Distribution Date includes the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the immediately preceding Collection Period. The Liquidation Proceeds, net of (i) certain expenses incurred to liquidate such Liquidated

Contract, (ii) all accrued and unpaid interest thereon and (iii) all Monthly Advances required to be made in respect of such Liquidated Contract (the "Net Liquidation Proceeds"), may be less than the Scheduled Principal Balance of such Liquidated Contract. Under such circumstances, the loss on the Liquidated Contract, in the amount of the deficiency between the Net Liquidation Proceeds and the Scheduled Principal Balance of such Liquidated Contract, may be covered to the extent of the amount (the "Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds interest distributions due to holders of the Series 1997-2 Regular Certificates and the Monthly Servicing Fee.

  The effect of any losses on Liquidated Contracts during a Collection Period in excess of the (i) Excess Interest, if any, and (ii) the funds, if any, on deposit in the Reserve Account generally will reduce scheduled interest payments on the Class B-2 Certificates, the Class B-1 Certificates and the Class M Certificates, in that order, and may reduce the Pool Scheduled Principal Balance below the aggregate Certificate Balance of the Certificates on the related Distribution Date. In the event the Pool Scheduled Principal Balance falls below the aggregate Certificate Balance of the Certificates on any Distribution Date, shortfalls and/or losses will arise with respect to the Certificates, which shortfalls and/or losses will be borne by the Class B-2 Certificateholders, the Class B-1 Certificateholders, the Class M Certificateholders and the Senior Certificateholders, in that order.

EXAMPLE OF DISTRIBUTIONS

  The following chart sets forth an example of the flow of funds on the Certificates for the Distribution Date occurring in December 1997:

   October 31..................   (A) Cut-off Date.
   November 1-30...............   (B) Servicer receives scheduled payments on
                                      the Contracts and any principal
                                      prepayments made by Obligors and
                                      applicable interest thereon.
   December 9..................   (C) Record Date.
   December 5..................   (D) Determination Date.
   December 10.................   (E) Distribution Date. (Distribution Date is
                                      the 10th day of each month or, if the 10th
                                      day is not a business day, the next
                                      business day.)

  Succeeding months follow the pattern of (B) through (E).
--------
(A) The Cut-off Date Pool Principal Balance on October 31, 1997 will be computed as described under "--Conveyance of Contracts" above.

(B) Scheduled Payments, principal prepayments and Liquidation Proceeds (net of Liquidation Expenses) and amounts for the repurchase of Contracts may be received at any time during this period and will be distributed to Certificateholders on December 10, 1997. When a partial prepayment is made or a Contract is prepaid in full, interest on the amount prepaid is collected from the Obligor only to the date of payment. The Available Distribution Amount for the distribution on December 10, 1997 is described under "--Payments on Contracts; Certificate Account" above.

(C) Distributions on December 10, 1997 will be made to Certificateholders of record at the close of business on December 9, 1997.

(D) On December 5, 1997 (three business days prior to the Distribution Date), the Servicer will determine the amounts of principal and interest which will be passed through on December 10, 1997 to Certificateholders.

(E) On December 10, 1997, the amounts determined on December 5, 1997 will be distributed to Certificateholders.

ADVANCES

  For each Distribution Date, the Servicer will be obligated to make an advance (a "Monthly Advance") equal to the lesser of (i) delinquent scheduled payments of principal and interest on the Contracts that were due in the preceding Collection Period and (ii) the amount, if any, by which scheduled distributions of principal and interest due on the Series 1997-2 Regular Certificates exceeds the amount specified in clause (b) of the definition of Available Distribution Amount (as set forth above under "--Payments on Contracts; Certificate Account"), except to the extent, in the Servicer's judgment, such advance would not be recoverable from related late payments, Liquidation Proceeds or otherwise (a "Nonrecoverable Advance").

  The aggregate amount of any additional advances made by the Servicer that have not been reimbursed to the Servicer as described below is referred to herein as the "Outstanding Amount Advanced." The Servicer may apply any Excess Contract Payments in the Certificate Account (rather than its own funds) to make all or a portion of a Monthly Advance, but must replace such Excess Contract Payments to the extent required to make scheduled payments on the related Contracts. In addition, upon the determination that a Nonrecoverable Advance has been made in respect of a Contract, the Servicer will reimburse itself (but only to the extent of the Outstanding Amount Advanced) out of funds in the Certificate Account for the delinquent Scheduled Payments on such Contract or out of any other funds in the Certificate Account.

  In making Monthly Advances, the Servicer will be attempting to maintain a regular flow of scheduled interest and principal to the Series 1997-2 Regular Certificateholders rather than to guarantee or insure against losses.

  The Servicer will also be obligated to make advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by an Obligor on a timely basis. Funds so advanced are reimbursable to the Servicer as provided in the Agreement.

REPORTS TO CERTIFICATEHOLDERS

  The Trustee will include with each distribution to a Certificateholder a statement as of the related Distribution Date setting forth, among other things for each Class of Certificates:

    (a) the aggregate amount distributed on each Class of Certificates on such Distribution Date;

    (b) the amount of such distribution on each Class of Certificates which constitutes principal;

    (c) the amount of such distribution on each Class of Certificates which constitutes interest;

    (d) the remaining Certificate Balance and Notional Principal Amount;

    (e) the number of and aggregate unpaid principal balance of Contracts with payments delinquent 31 to 59, 60 to 89, and 90 or more days, respectively;

    (f) the amount of fees payable out of the Trust Fund;

    (g) the Senior Percentage;

    (h) the Class M Percentage;

    (i) the Class B Percentage;

    (j) the balance in the Reserve Account, if any; and

    (k) the Reserve Account Draw Amount, if any.

    (l) the Monthly Servicing Fee payable on such Distribution Date and the amount of any other fees payable out of the Trust Fund;

    (m) the number of Contracts that were repurchased or replaced by a Seller in accordance with the Agreement during the prior Collection Period, identifying such Contracts and (i) the

  Repurchase Price of such Contracts and (ii) the amount, if any, paid by such Seller due to the differences, if any, between the remaining principal balances of the replaced Contracts and the Eligible Substitute Contracts;

    (n) the aggregate principal balances of all Contracts that are not Liquidated Contracts and in respect of which the related Manufactured Homes have been repossessed or foreclosed upon;

    (o) the aggregate liquidation losses (less costs of liquidation) realized by the Trust Fund through the Collection Period immediately preceding such Distribution Date, expressed in dollars;

    (p) the aggregate liquidation losses (less costs of liquidation) realized by the Trust Fund through the Collection Period immediately preceding such Distribution Date, expressed as a percentage of the Cut-off Date Pool Principal Balance;

    (q) the amount of any Monthly Advance for such Distribution Date and the aggregate amount of Monthly Advances that remain outstanding as of such Distribution Date;

    (r) the Weighted Average Net Contract Rate for the Collection Period immediately preceding the month of such Distribution Date; and

    (s) the number of Manufactured Homes currently held by the Servicer due to repossessions and the aggregate principal balance of the related defaulted Contracts.

  In addition, within a reasonable period of time after the end of each calendar year, the Trustee will furnish a report to each holder of a Series 1997-2 Regular Certificate of record at any time during such calendar year as to the aggregate of amounts reported pursuant to clauses (b) and (c) above for such calendar year.

OPTIONAL TERMINATION AND TERMINATION AUCTION

  The Agreement provides that on any Distribution Date after the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, upon giving notice mailed no later than the 10th day of the month next preceding the month of the exercise of such option, all outstanding Contracts at a price equal to the greater of (a) the sum of (x) 100% of the Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date, and (y) the fair market value of such acquired property (as determined by the Servicer), and (b) the aggregate fair market value (as determined by the Servicer) of all of the assets of the Trust Fund, plus, in the case of both clause (a) and (b), an amount sufficient to reimburse Certificateholders for any shortfall in interest due thereto in respect of prior Distribution Dates. Notwithstanding the foregoing, the Servicer's option shall not be exercisable if there will not be distributed to the holders of each outstanding Class of 1997-2 Regular Certificates an amount equal to the respective Certificate Balances of such Certificates together with any shortfall in interest due on such Certificates in respect of prior Distribution Dates and one month's interest at the applicable Pass-Through Rates on such unpaid Certificate Balances (collectively, the "Minimum Termination Amount").

  On any Distribution Date after the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer may also direct the Trustee to conduct a Termination Auction for the sale of all Contracts then outstanding in the Trust Fund, and in any case the Servicer shall be obligated to direct the Trustee to conduct such a Termination Auction within 90 days of the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, unless the Servicer has exercised the repurchase option described above. The Servicer shall give notice mailed no later than 10 days preceding the date on which any Termination Auction is to occur. The Trustee will solicit each registered Certificateholder, the Seller and one or more active participants in the asset-backed securities or manufactured housing contract market that are not affiliated with BankAmerica Corporation to make a bid to purchase the Contracts at the Termination Auction. The Trustee will sell all the Contracts to the highest bidder, subject, among other things, to: (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount; and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or manufactured housing contract market that is not affiliated with Bank of America, FSB. If the foregoing requirements are satisfied, the successful bidder or bidders shall deposit the aggregate purchase price for the Contracts in the Certificate Account. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust Fund as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code.

TERMINATION OF THE AGREEMENT

  The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the purchase by the Servicer of all Contracts and all property acquired in respect of any Contract remaining in the Trust Fund as described above under "-- Optional Termination and Termination Auction" or (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property acquired upon repossession of any Manufactured Home or (iii) the sale in a Termination Auction of all Contracts and all other property acquired in respect of any Contract remaining in the Trust Fund as described above under "--Optional Termination and Termination Auction."

  Upon presentation and surrender of the Series 1997-2 Regular Certificates, the Trustee shall cause to be distributed, to the extent of funds available, to such Certificateholders on the final Distribution Date in proportion to their respective Percentage Interests an amount equal to the respective unpaid Certificate Balances of the Series 1997-2 Regular Certificates, together with any unpaid interest on such Certificates due on prior Distribution Dates and one month's interest at the applicable pass-through rates on such unpaid Certificate Balances; provided that such funds will be distributed in the applicable order of priority specified under "--Distributions" above. If the Agreement is then being terminated, any amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after distribution to the holders of the Series 1997-2 Regular Certificates will be distributed to the Class R Certificateholders.

COLLECTION AND OTHER SERVICING PROCEDURES

  The Servicer will administer, service and make collections on the Contracts, exercising the degree of care that the Servicer exercises with respect to similar contracts serviced by the Servicer.

  Subject to the requirements of applicable law, the Servicer will be required to commence repossession and other realization procedures with respect to any defaulted Contract promptly after the Servicer determines that such Contract will not be brought current. The Servicer may rescind, cancel or make material modifications of the terms of a Contract (including modifying the amounts and Due Dates of Scheduled Payments) in connection with a default or imminent default thereunder.

SERVICING COMPENSATION; CERTAIN OTHER MATTERS REGARDING THE SERVICER

  For its servicing of the Contracts, the Servicer will be entitled to receive a monthly servicing fee equal to the product of one-twelfth of 1.00% and the Pool Scheduled Principal Balance for the related Distribution Date (the "Monthly Servicing Fee"), whether or not the related Scheduled Payments on the Contracts are received. The Available Distribution Amount will be net of the Monthly Servicing Fee. See "--Payments on the Contracts; Certificate Account" above.

  As part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection therewith, any fees for late payments made by Obligors, extension fees paid by Obligors for the extension of scheduled payments and assumption fees for permitted assumptions of Contracts by purchasers of the related Manufactured Homes.

THE TRUSTEE

  The First National Bank of Chicago (the "Trustee") has its corporate trust offices at One First National Plaza, Chicago, Illinois 60670-0126. The Trustee may resign at any time, in which event the Seller will be obligated to appoint a successor Trustee. The Seller may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. In such circumstances, the Seller will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

  The Agreement requires the Trustee to maintain, at its own expense, an office or agency in New York City or Chicago where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the certificate registrar in respect of the Certificates pursuant to the Agreement may be served.

  The Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

  The Trustee will also act as paying agent, certificate registrar and authenticating agent under the Agreement.

REGISTRATION OF THE OFFERED CERTIFICATES

  The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") will hold their Offered Certificates through DTC in the United States, or Cedel Bank, societe anonyme ("Cedel") or Euroclear System ("Euroclear") in Europe if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Cedel and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

  The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded in the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Cedel or Euroclear, as appropriate).

  Certificate Owners will receive all distributions of principal of and interest on the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Offered Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

  Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificateholders who are not Participants may transfer ownership of Offered Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

  Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Federal Income Tax Consequences--REMIC Certificates--C. Taxation of Regular Certificates--9. Taxation of Certain Foreign Investors" and "--10. Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

  Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

  Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by a counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

  DTC which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the Rules, as in effect from time to time.

  Cedel Bank, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Cedel is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Cedel's stock.

  Cedel is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois, "IML", the Luxembourg Monetary Authority, which supervises Luxembourg banks.

  Cedel holds securities for its customers ("Cedel Participants") and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Cedel provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel also deals with domestic securities markets in several countries through established depository and custodial relationships. Cedel has established an electronic bridge with Morgan Guaranty Trust as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Cedel currently accepts over 70,000 securities issues on its books.

  Cedel's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Cedel's United States customers are limited to securities brokers and dealers and banks. Currently, Cedel has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Cedel is available to other institutions which clear through or maintain a custodial relationship with an account holder of Cedel.

  Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

  The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

  Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a tangible basis with attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

  Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for distributing funds to the beneficial owners of the Book-Entry Certificates that it represents.

  Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences--REMIC Certificates--C. Taxation of Regular Certificates--9. Taxation of Certain Foreign Investors" and "--10. Backup Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in the book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

  Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

  DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

  Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Seller advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Seller or the Trustee is unable to locate a qualified successor, (b) the Seller, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an event of default under the Agreement, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

  Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

  Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfer of Offered Certificates among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

  Neither the Seller, the Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  Upon the issuance of the Offered Certificates, Orrick, Herrington & Sutcliffe LLP, special counsel to the Seller, will deliver its opinion that, assuming (i) the making of appropriate elections, (ii) compliance with applicable provisions of the Code, including Sections 860A through 860G of the Code (the "REMIC Provisions"), and related Treasury regulations, and (iii) compliance by the Seller, the Servicer and the Trustee with all of the provisions of the related Agreements, (a) the Trust Fund will qualify, for federal income tax purposes, as a "real estate mortgage investment conduit" (a "REMIC") within the meaning of the REMIC Provisions, and (b) the Offered Certificates, together with the Class B-2 Certificates, evidence the "regular interests" in such REMIC and (c) the Class R Certificates is the sole class of "residual interests" in such REMIC, respectively, each within the meaning of the REMIC Provisions in effect on the date hereof.

  The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of Offered Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Orrick, Herrington & Sutcliffe LLP subject to the qualifications set forth herein. In addition, Orrick, Herrington & Sutcliffe LLP has prepared or reviewed the statements in this Prospectus Supplement under the heading "Certain Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of the Trust Fund as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in the Offered Certificates.

  The Offered Certificates will be Regular Certificates (as defined in the Prospectus under "Certain Federal Income Tax Consequences--REMIC Certificates"). Generally, the Offered Certificates will be treated as debt instruments for federal income tax purposes. Holders of Offered Certificates will be required to report income with respect to such Offered Certificates under the accrual method of accounting, regardless of their normal tax accounting method.

  For federal income tax reporting purposes, the Class A-IO Certificates will be treated as having been issued with original issue discount. All other classes of Offered Certificates will be treated as not having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the Contracts will prepay at a rate equal to 170% of the Prepayment Assumption. No representation is made that the Contracts will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--REMIC Certificates--C. Taxation of Regular Certificates--2. Original Issue Discount" in the Prospectus.

  If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder, the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates.

  In certain circumstances OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the REMIC administrator in preparing reports to the Certificateholders and the IRS.

  Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMIC Certificates--C. Taxation of Regular Certificates" and "--
6. Premium" in the Prospectus.

  The Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(4)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of
Section 860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for a regular or residual interest therein. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the Master Servicer or the Company to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered Certificates if such repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement-- Termination" herein and "Certain Federal Income Tax Consequences--REMIC Certificates" in the Prospectus.

  For further information regarding federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

                             ERISA CONSIDERATIONS

GENERAL

  The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit or other plans that are subject to ERISA and/or Section 4975 of the Code ("Plans") and on persons who are fiduciaries with respect to such Plans. See "ERISA Considerations" in the Prospectus.

  Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption (defined below) and other administrative exemptions under ERISA and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

SENIOR CERTIFICATES

  The Department of Labor ("DOL") has granted to Morgan Stanley & Co. Incorporated an administrative exemption (DOL Prohibited Transaction Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548 (May 17,
1990), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997) (the
"Exemption")) from certain of the prohibited transaction rules of ERISA. The Exemption exempts from the prohibitions of Sections 406(a) and 407(a) of ERISA, and the related excise tax provisions of Section 4975 of the Code, the purchase, holding and resale by Plans of pass-through certificates representing interests in trusts that hold assets consisting primarily of certain receivables, loans and other obligations that meet the general conditions summarized below. The receivables covered by the Exemption include manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes such as the Contracts. The Seller believes that the Exemption will apply to the acquisition and holding of Senior Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors have been or will be met.

  Among the general conditions which must be satisfied for the Exemption to apply to the acquisition, holding and resale by a Plan of the Senior Certificates are the following:

    (1) The acquisition of the Senior Certificates by a Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

    (2) The rights and interests evidenced by the Senior Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other Certificates of the Trust.

    (3) The Senior Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Moody's or Fitch.

    (4) The Trustee is not an affiliate of the Underwriters, Bank of America, FSB, any Obligor with respect to Contracts included in the Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties. (Such parties, and the Trustee and its affiliates, are sometimes referred to herein collectively as the "Restricted Group"). As of the date hereof, no Obligor with respect to Contracts included in the Trust Fund is an Obligor with respect to Contracts constituting more than 5% of the aggregate unamortized principal balance of the assets of the Trust Fund.

    (5) The sum of all payments made to and retained by the Underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates. The sum of all payments made to and retained by the Seller pursuant to the sale of the Contracts to the Trust Fund represents not more than the fair market value of such Contracts. The sum of all payments made to and retained by Bank of America, FSB, represents not more than reasonable compensation for Bank of America, FSB's services under the Agreement and reimbursement of Bank of America FSB's reasonable expenses in connection therewith.

    (6) The Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

  In addition, the Exemption exempts from the prohibitions of Sections 406(a), 406(b) and 407(a) of ERISA, and the related excise tax provisions of Section 4975 of the Code, transactions undertaken in connection with the servicing, management and operation of such a trust pursuant to a binding pooling and servicing agreement, subject to the foregoing general conditions and to certain additional requirements. The Seller believes that the Exemption will apply to such transactions undertaken with respect to the Trust Fund and the Contracts and that all conditions of the Exemption other than those within the control of the investors have been or will be met.

  The Exemption also exempts from the prohibition of Sections 406(b)(1) and 406(b)(2) of ERISA, and the related excise tax provisions of Section 4975 of the Code, the direct or indirect sale, exchange or transfer of Senior Certificates between either Seller or the Underwriters and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the Plan's assets in the Senior Certificates (the "Fiduciary") is (a) an obligor with respect to 5% or less of the fair market value of Contracts in the Trust Fund or (b) an affiliate of any such person, subject to the general conditions summarized above and to the following additional requirements:

    (1) No member of the Restricted Group is a sponsor of the Plan.

    (2) In connection with the initial issuance of Senior Certificates, at least 50% in Percentage Interests of such Class of Certificates is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust Fund is acquired by persons independent of the Restricted Group.

    (3) The Plan's investment in the Senior Certificates does not exceed 25% in Percentage Interests of any such Class of Certificates outstanding at the time of acquisition.

    (4) Immediately after the acquisition of the Senior Certificates, no more than 25% of the assets of a Plan with respect to which the Fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity.

  The Exemption also applies to the direct or indirect acquisition or disposition of Senior Certificates by a Plan in the secondary market if certain conditions are met and the continued holding of Senior Certificates acquired in initial or secondary markets.

  Before purchasing a Senior Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Certificate. Any fiduciary of a Plan considering whether to purchase a Senior Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and Section 4975 of the Code to such investment. See "ERISA Considerations" in the Prospectus.

CLASS M AND CLASS B-1 CERTIFICATES

  A Fiduciary or other person investing "plan assets" of any Plan will not be permitted to purchase or hold the Class M and Class B-1 Certificates, unless such person delivers to the Trustee the certificate or opinion referred to below, as such actions may give rise to a non-exempt prohibited transaction under ERISA or Section 4975 of the Code. See "ERISA Considerations" in the Prospectus. Because the Class M and Class B-1 Certificates do not meet the requirements of the Exemption, it does not provide exemptive relief for the purchase or holding of such Certificates with "plan assets" of any Plan.

  In addition, no transfer of a Class M or Class B-1 Certificate shall be registered unless the prospective transferee provides the Trustee, the Seller and the Servicer with (a) a certification to the effect that such transferee
(1) is neither an employee benefit plan subject to Section 406 or Section 407 of ERISA or a plan subject to Section 4975 of the Code, the trustee of any such plan or a person acting on behalf of any such plan nor a person using "plan assets" of any such plan or (2) if such transferee is an insurance company, it is purchasing such certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates is eligible for the exemptive relief available under Sections I and III of PTCE 95-60; or (b) an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee, the Seller and the Servicer, and upon which the Trustee, the Seller and the Servicer shall be entitled to rely, to the effect that the purchase or holding of such Class M or Class B Certificate by the prospective transferee will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Seller or the Servicer to any obligation in addition to those undertaken by such entities in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Seller or the Servicer. Owners of the Class M or Class B-1 Certificates will be deemed to make one of the representations in clauses (a)(1) and (a)(2).

                    CERTAIN LEGAL ASPECTS OF THE CONTRACTS

LAND HOME AND LAND-IN-LIEU CONTRACTS

  General. Approximately 9.56% (by principal balance) of the Contracts are Land Home Contracts or Land-in-Lieu Contracts. The Land Home Contracts and the Land-in-Lieu Contracts will be secured by either first mortgages or deeds of trust on the real estate on which the manufactured home is located, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower, and the mortgagee, who is the lender. In a mortgage state, the mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the borrower, a lender as beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

  Foreclosure. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendants. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

  Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and the notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

  In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

  In the case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is not common for a third party to purchase the property at the foreclosure sale. Rather, the lender generally purchases the property from the trustee or receiver for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

  Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, this right of redemption applies only to sale following judicial foreclosure, and not sale pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expense of ownership until the expiration of the redemption period.

  Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage relating to a single family residence. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

  Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

  Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

  In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security and/or enforce a judgment. For example, with respect to a Land Home Contract, in a proceeding under the federal Bankruptcy Code, the court may prevent a lender from foreclosing on the home, and when a court determines that the value of a home is less than the principal balance of the loan, the court may reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, reduce the monthly payments due under such mortgage loan, change the rate of interest and/or alter the mortgage loan repayment schedule.

  The Code provides priority to certain tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to certain tax liens over the lien mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the Contracts.

                                    RATINGS

  It is a condition to the issuance of the Certificates that the Class A-1 Certificates be rated "P-1" by Moody's and "F-1+" by Fitch, that each other Class of Senior Certificates be rated "Aaa" by Moody's and "AAA" by Fitch, that the Class M Certificates be rated at least "Aa3" by Moody's and "AA- " by Fitch and that the Class B-1 Certificates be rated at least "Baa2" by Moody's and "BBB" by Fitch. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security rating of the Offered Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

  The ratings assigned by Moody's and Fitch to pass-through certificates address the likelihood of the receipt by the related certificateholders of their allocable share of principal and interest on the underlying assets. Moody's and Fitch ratings take into consideration the credit quality of the related underlying assets, any credit support arrangements, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates. Moody's and Fitch ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the underlying assets or as to whether yield may be adversely affected as a result thereof. An explanation of the significance of such ratings may be obtained from Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, telephone: (212) 553-0300, and Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, telephone (212) 908-0500, respectively.

  The Seller has not requested a rating on the Offered Certificates by any rating agency other than Moody's and Fitch. However, there can be no assurance as to whether any other rating agency will rate any or all of the Offered Certificates, or if it did, what rating would be assigned to the Offered Certificates by any such other rating agency. A rating on any or all of the Offered Certificates by certain other rating agencies, if assigned at all, may be lower than the rating assigned to such Certificates by Moody's and Fitch.

                               LEGAL INVESTMENT

  The Senior and Class M Certificates at the time of issuance will qualify as "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") and, as such, will constitute legal investments for certain types of investors to the extent provided in SMMEA. Such institutions should consult their own legal advisors in determining whether and to what extent the Senior Certificates constitute legal investments for such investors.

  Because the Class B-1 Certificates will not, at the time of issuance, be rated in one of the two highest rating categories of Moody's and Fitch, the Class B-1 Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first mortgage loans may not be legally authorized to invest in the Class B-1 Certificates. No representation is made as to any regulatory requirements or considerations (including without limitation regulatory capital or permissible investment requirements) applicable to the purchase of the Class B-1 Certificates by banks, savings and loan associations or other financial institutions. Such institutions should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

  The Class A-1 Certificates will be eligible securities for purchase by money market funds under paragraph (a)(9) of Rule 2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisors regarding the eligibility of the Class A-1 Certificates under Rule 2a-7 and the fund's investment policies and objectives.

                            METHOD OF DISTRIBUTION

  Subject to the terms and conditions of the Underwriting Agreement dated November 14, 1997 (the "Underwriting Agreement"), the Seller has agreed to sell, and each of BancAmerica Robertson Stephens and Morgan Stanley & Co. Incorporated (the "Underwriters") has agreed to purchase from the Seller, the respective principal amounts of the Offered Certificates set forth below its name in the table below. BancAmerica Robertson Stephens is an affiliate of the Seller.

                                             BANCAMERICA
                                              ROBERTSON    MORGAN STANLEY & CO.
PRINCIPAL AMOUNT OR NOTIONAL AMOUNT OF        STEPHENS         INCORPORATED
--------------------------------------     --------------- --------------------
Class A-1 Certificates.................... $    14,750,000   $    14,750,000
Class A-2 Certificates.................... $    24,500,000   $    24,500,000
Class A-3 Certificates.................... $    22,500,000   $    22,500,000
Class A-4 Certificates.................... $    25,000,000   $    25,000,000
Class A-5 Certificates.................... $    16,500,000   $    16,500,000
Class A-6 Certificates.................... $    16,000,000   $    16,000,000
Class A-7 Certificates.................... $    25,500,000   $    25,500,000
Class A-8 Certificates.................... $    26,000,000   $    26,000,000
Class A-9 Certificates.................... $    34,250,000   $    34,250,000
Class A-IO Certificates................... $249,999,946.95   $249,999,946.95
Class M Certificates...................... $    20,625,000   $    20,625,000
Class B-1 Certificates.................... $    16,250,000   $    16,250,000

  In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates if any Offered Certificates are purchased. In the event of default by an Underwriter, the Underwriting Agreement provides that, in certain circumstances, the Underwriting Agreement may be terminated.

  The Seller has been advised by the Underwriters that they propose initially to offer the Offered Certificates to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of 0.0738% of the Class A-1 Certificate Balance, 0.0900% of the Class A-2 Certificate Balance, 0.1080% of the Class A-3 Certificate Balance, 0.1200% of the Class A-4 Certificate Balance, 0.1500% of the Class A-5 Certificate Balance, 0.1800% of the Class A-6 Certificate Balance, 0.2100% of the Class A-7 Certificate Balance, 0.2400% of the Class A-8 Certificate Balance, 0.2550% of the Class A-9 Certificate Balance, 0.000% of the proceeds of the sale of the Class A-IO Certificates, 0.2700% of the Class M Certificate Balance, 0.3000% of the Class B-1 Certificate Balance. The Underwriters may allow dealers, and such dealers may allow, a concession not in excess of 0.0369% of the Class A-1 Certificate Balance, 0.0450% of the Class A-2 Certificate Balance, 0.0540% of the Class A-3 Certificate Balance, 0.0600% of the Class A-4 Certificate Balance, 0.0750% of the Class A-5 Certificate Balance, 0.0900% of the Class A-6 Certificate Balance, 0.1050% of the Class A-7 Certificate Balance, 0.1200% of the Class A-8 Certificate Balance, 0.1275% of the Class A-9 Certificate Balance, 0.0000% of the Class A-IO Notional Principal Amount, 0.1350% of the Class M Certificate Balance, and 0.1500% of the Class B-1 Certificate Balance. After the initial public offering of the Offered Certificates, the public offering prices and such concessions may be changed.

  The Underwriting Agreement provides that the Seller will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect thereof.

  The Underwriters will reimburse certain expenses of the Seller.

  In connection with the sale of the Offered Certificates, the Underwriters and other persons participating in the sale may engage in transactions that stabilize, maintain or otherwise affect the price of the Offered Certificates. Specifically, the Underwriters may over-allot in connection with the sale, creating a short position in the Offered Certificates for their own account. To cover over-allotments or to stabilize the price of the Offered Certificates, the Underwriters may bid for, and purchase, Offered Certificates in the open market. Finally, the Underwriters may bid for, and purchase, Offered Certificates in market making transactions. These activities may stabilize or maintain the market price of the Offered Certificates above market levels that may otherwise prevail. The Underwriters are not required to engage in these activities and may end any of these activities at any time.

                                USE OF PROCEEDS

  Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be used by the Seller for general corporate purposes, including the purchase of the Contracts and the payment of other expenses connected with pooling the Contracts and issuing the Offered Certificates.

                                 LEGAL MATTERS

  Certain legal matters relating to the Offered Certificates, including legal matters relating to material federal income tax consequences concerning the Offered Certificates, will be passed upon for the Seller by Orrick, Herrington & Sutcliffe LLP, San Francisco, California and for the Underwriters by Brown & Wood LLP, New York, New York.

                        INDEX OF SIGNIFICANT DEFINITIONS

                                                             PAGE IN PROSPECTUS
                                                             SUPPLEMENT ON WHICH
TERM                                                         TERM IS DEFINED, S-
----                                                         -------------------
Agreement...................................................          2, 50
Annual Servicing Rate.......................................          2, 51
Available Distribution Amount...............................              4
Average Sixty-Day Delinquency Ratio.........................             61
Average Thirty-Day Delinquency Ratio........................             61
Beneficial Owner............................................             67
Book-Entry Certificates.....................................             67
Cede........................................................             17
Cedel.......................................................         18, 67
Cedel Participants..........................................             69
Certificate Account.........................................         50, 54
Certificate Balance.........................................         12, 60
Certificate Owners..........................................     17, 50, 67
Certificateholders..........................................             67
Certificates................................................          ii, 1
Class A-1 Pass-Through Rate.................................             50
Class A-2 Pass-Through Rate.................................             50
Class A-3 Pass-Through Rate.................................             51
Class A-4 Pass-Through Rate.................................             51
Class A-5 Pass-Through Rate.................................             51
Class A-6 Pass-Through Rate.................................             51
Class A-7 Pass-Through Rate.................................             51
Class A-8 Pass-Through Rate.................................             51
Class A-9 Pass-Through Rate.................................             51
Class B Certificates........................................              1
Class B Percentage..........................................          9, 59
Class B Principal Distribution Test.........................             10
Class B-1 Pass-Through Rate.................................             51
Class B-2 Pass-Through Rate.................................             51
Class M Pass-Through Rate...................................             51
Class M Percentage..........................................          9, 58
Class M Principal Distribution Test.........................             10
Clause X Amount.............................................          7, 57
Clause Y Amount.............................................          7, 57
Closing Date................................................             54
Code........................................................             18
Collection Period...........................................              2
Contract Files..............................................             51
Contract Pool...............................................          ii, 2
Contract Schedule...........................................             52
Contracts...................................................          ii, 2
Cooperative.................................................             69
CPR.........................................................            A-1
Cumulative Realized Losses..................................             61
Current Realized Loss Ratio.................................             61
Cut-off Date................................................              1
Cut-off Date Pool Principal Balance.........................              1
Deficiency Event............................................          7, 58

                                                             PAGE IN PROSPECTUS
                                                             SUPPLEMENT ON WHICH
TERM                                                         TERM IS DEFINED, S-
----                                                         -------------------
Definitive Certificate......................................             67
Determination Date..........................................             55
Distribution Date...........................................         ii, 50
DOL.........................................................             73
DTC.........................................................             17
Due Date....................................................              3
Eligible Institution........................................             54
Eligible Investments........................................     13, 54, 61
Eligible Substitute Contract................................             54
ERISA.......................................................         18, 73
Euroclear...................................................         18, 67
Euroclear Operator..........................................             69
Euroclear Participants......................................             69
European Depositaries.......................................             67
Excess Contract Payment.....................................             55
Excess Interest.............................................             15
Exemption...................................................             73
FDIC........................................................             54
Fiduciary...................................................             74
Financial Intermediary......................................             67
First Distribution Date.....................................              2
Fitch.......................................................            iii
Formula Principal Distribution Amount.......................         11, 60
Global Securities...........................................            I-1
IML.........................................................             69
Initial Certificate Balance.................................              2
Initial Pass-Through Rate...................................             21
Interest Accrual Period.....................................          8, 58
Interest Distribution Amount................................          8, 58
Liquidated Contract.........................................         12, 60
Liquidation Expenses........................................             55
Liquidation Proceeds........................................         12, 60
Manufactured Home...........................................              3
Minimum Termination Amount..................................             65
Moody's.....................................................            iii
Monthly Advance.............................................         15, 64
Monthly Servicing Fee.......................................             66
Net Contract Rate...........................................          2, 51
Net Liquidation Proceeds....................................         15, 63
Nonrecoverable Advance......................................             64
Notional Principal Amount...................................              5
NT&SA Portfolio ............................................             30
Offered Certificates........................................          ii, 1
OID.........................................................             18
Outstanding Amount Advanced.................................             64
Percentage Interest.........................................          4, 50
Plans.......................................................             73
Pool Scheduled Principal Balance............................         12, 60

                                                             PAGE IN PROSPECTUS
                                                             SUPPLEMENT ON WHICH
TERM                                                         TERM IS DEFINED, S-
----                                                         -------------------
Prepayment Model............................................              36
Prospectus..................................................              ii
PTCE 95-60..................................................              75
Record Date.................................................              50
Relevant Depositary.........................................              67
REMIC.......................................................     iii, 18, 71
REMIC Provisions............................................              71
Replaced Contract...........................................              54
Reserve Account.............................................          12, 61
Reserve Account Cap.........................................          13, 62
Reserve Account Draw Amount.................................          13, 61
Restricted Group............................................              73
Rules.......................................................              68
Scheduled Principal Balance.................................          11, 60
Scheduled Principal Reduction Amount........................           12,60
Seller......................................................               1
Senior Certificates.........................................           ii, 1
Senior Certificate Balance..................................          12, 61
Senior Percentage...........................................           8, 58
Series 1997-2 Regular Certificates..........................               1
Series 1997-2 Residual Certificates.........................               1
Servicer....................................................           ii, 1
SMMEA.......................................................          19, 78
Structuring Assumptions.....................................              36
Subordinate Certificate Balance.............................          12, 61
Subordinate Certificates....................................           ii, 1
Terms and Conditions........................................              70
Total Regular Principal Amount..............................          11, 60
Trust Fund..................................................           ii, 3
Trustee.....................................................           1, 67
Underwriters................................................          ii, 76
Underwriting Agreement......................................              79
U.S. Person.................................................             I-4
Value.......................................................              22
WAC.........................................................         35, A-1
WAM.........................................................              35
Weighted Average Net Contract Rate..........................           2, 51
Yield Table.................................................              49

                                    ANNEX I
         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

  Except in certain limited circumstances, the globally offered BankAmerica Manufactured Housing Contract Trust III Senior/Subordinate Pass-Through Certificates, Series 1997-2 (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Cedel or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

  Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

  Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

  Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

  Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

  All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions noting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

  Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investors securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

  Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment same-day funds.

SECONDARY MARKET TRADING

  Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

  Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior manufactured housing contract pass-through certificates issues in same-day funds.

  Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

  Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

  Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

  As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

  Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

  Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel Participants or Euroclear Participants through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

  Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

    (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

    (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

    (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

  A beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless, under currently applicable laws, (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

  Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

  Exemption for non-U.S. Persons with effectively connected income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

  Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owner or his agent.

  Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

  U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

  The term "U.S. Person" means (i) a citizen or resident of the United States,
(ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includible in gross income for United States tax purposes, regardless of its source. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities. Further, the U.S. Treasury Department has recently finalized new regulations that will revise some aspects of the current system for withholding on amounts paid to foreign persons. Under these regulations, interest or OID paid to a nonresident alien would continue to be exempt from U.S. withholding taxes (including backup withholding) provided that the holder complies with the new certification procedures.

                                  APPENDIX A

                    PREPAYMENT EXPERIENCE OF CERTAIN POOLS

  Certain statistical information relating to the prepayment behavior of certain but not all pools of manufactured housing contracts sold by SPHSI, SPFSC, Bank of America, FSB and serviced by SPHSI and now Bank of America, FSB is set forth below in tabular form. These tables relate to 18 sold pools for which prepayment information is available covering a period of at least 16 months and which had an aggregate principal balance as of the first day of the month of sale of at least $100,000,000. In evaluating whether the data contained in these tables contain useful information with respect to the expected prepayment behavior of any particular contract pool, prospective Certificateholders should consider the following: neither Bank of America, FSB nor SPHSI has performed statistical analysis to determine whether the contracts to which such tables relate constitute a statistically significant sample of manufactured housing contracts for purposes of determining expected prepayment behavior. Furthermore, no assurance can be given that the Contracts in the Contract Pool will have characteristics similar to the contracts in any sold pool to which the following tables relate. For these reasons, and because of the unpredictable nature of the factors described herein as influencing the amount of prepayments of manufactured housing contracts, no assurance can be given that the prepayment experience for the Contract Pool with an average age as of the Cut-off Date similar to the average ages (as of the first day of the month of sale) of the pools to which the tables relate will exhibit prepayment behavior similar to the behavior summarized in such tables for the periods covered by such tables.

  In addition to the foregoing, prospective Certificateholders should consider that the tables set forth below are limited in the periods which are covered thereby and thus cannot reflect the effects, if any, of aging on the prepayment behavior of manufactured housing contracts beyond the periods covered thereby.

  The following tables set forth, with respect to each sold pool, an initial aggregate principal balance (calculated as of the first day of the month of the sale), the decline in outstanding aggregate principal balance for each subsequent month (whether due to liquidations, scheduled principal payments, principal prepayments or repurchases), the constant prepayment rate ("CPR") for each such month and for the life of the pool through September 1997 (calculated as the annual rate of the decline in the outstanding aggregate principal balance due to liquidations, principal prepayments and repurchases exhibited during such month or over the life of the pool) and the weighted average annual percentage rate ("WAC") of the contracts in each pool as of the first day of the month of the sale of each pool and the first day of every month thereafter up to and including September 1, 1997. The estimated average age of each pool as of the first day of the month of sale is listed in "Prepayment and Yield Considerations" herein.

                                    POOL #1

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR      WAC
-------                                                 ------------ ----    -----
 09/88................................................. $106,635,430  N/A    13.44%
 10/88.................................................  106,201,722  2.7    13.44
 11/88.................................................  105,764,850  2.7    13.44
 12/88.................................................  105,152,199  4.7    13.44
 01/89.................................................  104,660,291  3.3    13.44
 02/89.................................................  104,091,429  4.2    13.44
 03/89.................................................  103,445,075  5.0    13.44
 04/89.................................................  102,783,943  5.2    13.44
 05/89.................................................  102,006,218  6.5    13.44
 06/89.................................................  101,202,860  6.9    13.44
 07/89.................................................  100,576,704  4.9    13.44
 08/89.................................................   99,620,002  8.6    13.44
 09/89.................................................   98,774,927  7.5    13.44
 10/89.................................................   97,806,739  8.9    13.44
 11/89.................................................   96,815,927  9.2    13.42
 12/89.................................................   96,086,905  6.3    13.39
 01/90.................................................   95,476,621  4.9    13.39
 02/90.................................................   94,636,378  7.6    13.33
 03/90.................................................   93,668,085  9.2    13.29
 04/90.................................................   92,707,003  9.2    13.28
 05/90.................................................   91,634,640 10.6    13.33
 06/90.................................................   90,875,008  6.9    13.36
 07/90.................................................   90,037,016  7.9    13.43
 08/90.................................................   89,168,747  8.4    13.43
 09/90.................................................   88,308,307  8.4    13.42
 10/90.................................................   87,454,888  8.3    13.43
 11/90.................................................   86,564,470  8.9    13.43
 12/90.................................................   85,741,658  8.1    13.43
 01/91.................................................   85,189,946  4.6    13.43
 02/91.................................................   84,553,254  5.7    13.41
 03/91.................................................   83,601,111  9.9    13.41
 04/91.................................................   82,936,157  6.2    13.41
 05/91.................................................   82,144,379  7.9    13.41
 06/91.................................................   81,332,690  8.3    13.41
 07/91.................................................   80,523,791  8.3    13.41
 08/91.................................................   79,711,554  8.4    13.42
 09/91.................................................   78,801,839  9.8    13.43
 10/91.................................................   77,982,326  8.7    13.42
 11/91.................................................   77,093,626  9.7    13.43
 12/91.................................................   76,207,108  9.8    13.43
 01/92.................................................   75,345,871  9.5    13.43
 02/92.................................................   74,530,579  8.9    13.43
 03/92.................................................   73,588,380 10.9    13.43
 04/92.................................................   72,589,761 11.8    13.43
 05/92.................................................   71,251,343 16.9    13.43
 06/92.................................................   70,404,838  9.9    13.43
 07/92.................................................   69,443,800 11.8    13.43

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE   CPR      WAC
-------                                                  ----------- ----    -----
 08/92.................................................. $68,607,048 10.0    13.43%
 09/92..................................................  67,575,407 13.2    13.43
 10/92..................................................  66,483,741 14.3    13.43
 11/92..................................................  65,592,220 11.3    13.43
 12/92..................................................  64,887,083  8.3    13.43
 01/93..................................................  64,144,305  9.1    13.43
 02/93..................................................  63,330,934 10.4    13.43
 03/93..................................................  62,562,742  9.7    13.42
 04/93..................................................  61,605,428 13.1    13.42
 05/93..................................................  60,822,804 10.2    13.42
 06/93..................................................  59,959,841 11.7    13.42
 07/93..................................................  59,268,795  8.8    13.42
 08/93..................................................  58,634,774  7.8    13.42
 09/93..................................................  57,643,912 14.4    13.42
 10/93..................................................  56,735,046 13.2    13.42
 11/93..................................................  55,811,083 13.7    13.42
 12/93..................................................  55,052,816 10.7    13.42
 01/94..................................................  54,112,035 14.4    13.42
 02/94..................................................  53,366,527 10.8    13.42
 03/94..................................................  52,513,547 13.1    13.42
 04/94..................................................  51,515,555 16.1    13.42
 05/94..................................................  50,684,703 13.1    13.42
 06/94..................................................  49,796,491 14.5    13.42
 07/94..................................................  48,866,042 15.6    13.42
 08/94..................................................  47,950,065 15.6    13.42
 09/94..................................................  47,250,212 11.1    13.42
 10/94..................................................  46,476,989 12.9    13.42
 11/94..................................................  45,715,769 12.8    13.42
 12/94..................................................  45,119,865  9.1    13.42
 01/95..................................................  44,633,046  6.5    13.42
 02/95..................................................  43,928,180 12.0    13.42
 03/95..................................................  43,217,716 12.3    13.42
 04/95..................................................  42,430,409 14.3    13.42
 05/95..................................................  41,784,571 11.0    13.42
 06/95..................................................  41,071,348 12.9    13.41
 07/95..................................................  40,306,580 14.5    13.41
 08/95..................................................  39,536,819 14.9    13.42
 09/95..................................................  38,835,332 13.3    13.41
 10/95..................................................  38,185,512 12.2    13.41
 11/95..................................................  37,522,999 12.7    13.41
 12/95..................................................  36,705,717 17.2    13.41
 01/96..................................................  36,097,353 11.6    13.41
 02/96..................................................  35,468,218 12.4    13.41
 03/96..................................................  34,879,172 11.4    13.41
 04/96..................................................  34,146,281 16.0    13.41
 05/96..................................................  33,414,651 16.3    13.41
 06/96..................................................  32,548,492 20.6    13.41

                                    POOL #1

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE   CPR       WAC
-------                                                  ----------- ----     -----
 07/96.................................................. $31,864,375 15.6     13.41%
 08/96..................................................  31,217,208 14.7     13.41
 09/96..................................................  30,511,662 16.9     13.41
 10/96..................................................  29,945,599 12.6     13.41
 11/96..................................................  29,379,830 12.8     13.41
 12/96..................................................  28,579,387 21.1     13.41
 01/97..................................................  28,043,886 12.3     13.41
 02/97..................................................  27,462,023 14.3     13.40
 03/97..................................................  26,955,863 11.6     13.40
 04/97..................................................  26,390,374 14.2     13.40
 05/97..................................................  25,774,783 16.5     13.40
 06/97..................................................  25,137,941 17.7     13.41
 07/97..................................................  24,592,520 14.4     13.41
 08/97..................................................  24,060,140 14.2     13.40
 09/97..................................................  23,473,133 16.8     13.41
 LIFE...................................................             11.0

                                    POOL #2

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR       WAC
-------                                                 ------------ ----     -----
 12/88................................................. $104,666,978  N/A     13.35%
 01/89.................................................  104,330,298  1.8     13.35
 02/89.................................................  103,810,280  3.9     13.35
 03/89.................................................  103,401,842  2.6     13.35
 04/89.................................................  102,775,547  5.1     13.35
 05/89.................................................  102,177,092  4.8     13.35
 06/89.................................................  101,666,453  3.8     13.35
 07/89.................................................  100,901,916  6.7     13.35
 08/89.................................................  100,395,667  3.8     13.35
 09/89.................................................   99,608,204  7.0     13.35
 10/89.................................................   98,874,730  6.4     13.35
 11/89.................................................   98,029,122  7.7     13.39
 12/89.................................................   97,279,994  6.7     13.32
 01/90.................................................   96,621,368  5.6     13.33
 02/90.................................................   95,896,177  6.5     13.26
 03/90.................................................   95,138,920  6.9     13.21
 04/90.................................................   94,317,626  7.7     13.22
 05/90.................................................   93,550,175  7.1     13.25
 06/90.................................................   92,613,999  9.1     13.28
 07/90.................................................   91,869,593  6.9     13.35
 08/90.................................................   90,963,362  8.9     13.35
 09/90.................................................   90,196,945  7.3     13.35
 10/90.................................................   89,396,505  7.7     13.39
 11/90.................................................   88,378,224 10.5     13.34
 12/90.................................................   87,471,368  9.2     13.34
 01/91.................................................   86,704,347  7.5     13.34
 02/91.................................................   86,072,778  5.8     13.33
 03/91.................................................   85,099,245 10.3     13.33
 04/91.................................................   84,140,819 10.2     13.33
 05/91.................................................   83,161,608 10.6     13.33
 06/91.................................................   82,217,723 10.2     13.33
 07/91.................................................   81,613,927  5.7     13.33
 08/91.................................................   80,708,386  9.9     13.33
 09/91.................................................   79,472,342 14.3     13.34
 10/91.................................................   78,610,881  9.5     13.34
 11/91.................................................   77,740,763  9.7     13.34
 12/91.................................................   76,757,797 11.4     13.34
 01/92.................................................   75,979,811  8.6     13.34
 02/92.................................................   74,809,501 14.2     13.34
 03/92.................................................   73,712,124 13.4     13.34
 04/92.................................................   72,709,234 12.3     13.34
 05/92.................................................   71,425,353 16.4     13.34
 06/92.................................................   70,297,849 14.5     13.34
 07/92.................................................   69,387,110 11.4     13.34
 08/92.................................................   68,330,816 13.8     13.34
 09/92.................................................   67,518,195 10.2     13.34
 10/92.................................................   66,769,514  9.3     13.34

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE   CPR       WAC
-------                                                  ----------- ----     -----
 11/92.................................................. $65,963,947 10.3     13.34%
 12/92..................................................  65,005,420 12.9     13.34
 01/93..................................................  64,310,875  8.7     13.34
 02/93..................................................  63,484,944 11.0     13.34
 03/93..................................................  62,544,620 13.0     13.34
 04/93..................................................  61,862,758  8.8     13.34
 05/93..................................................  61,185,856  8.8     13.34
 06/93..................................................  60,372,378 11.3     13.34
 07/93..................................................  59,590,532 10.8     13.34
 08/93..................................................  58,856,333 10.1     13.34
 09/93..................................................  57,853,762 15.1     13.34
 10/93..................................................  56,806,065 16.1     13.33
 11/93..................................................  55,992,232 12.1     13.33
 12/93..................................................  54,961,935 16.3     13.33
 01/94..................................................  53,815,297 18.7     13.33
 02/94..................................................  53,036,952 12.1     13.33
 03/94..................................................  52,221,870 13.0     13.33
 04/94..................................................  51,164,117 18.0     13.33
 05/94..................................................  50,394,740 12.5     13.33
 06/94..................................................  49,654,167 12.1     13.33
 07/94..................................................  48,858,902 13.4     13.33
 08/94..................................................  48,161,176 11.5     13.33
 09/94..................................................  47,491,356 11.0     13.33
 10/94..................................................  46,766,762 12.4     13.33
 11/94..................................................  46,152,843 10.0     13.33
 12/94..................................................  45,280,418 16.1     13.33
 01/95..................................................  44,533,494 13.5     13.33
 02/95..................................................  43,959,276  9.5     13.33
 03/95..................................................  43,282,875 12.2     13.33
 04/95..................................................  42,463,257 15.8     13.33
 05/95..................................................  41,793,015 12.4     13.33
 06/95..................................................  41,303,763  7.9     13.33
 07/95..................................................  40,744,338  9.8     13.33
 08/95..................................................  40,071,772 13.0     13.33
 09/95..................................................  39,427,452 12.4     13.33
 10/95..................................................  38,689,666 15.1     13.33
 11/95..................................................  37,923,980 16.1     13.33
 12/95..................................................  37,277,415 13.2     13.33
 01/96..................................................  36,711,400 11.1     13.33
 02/96..................................................  35,986,657 15.8     13.33
 03/96..................................................  35,476,851  9.8     13.33
 04/96..................................................  34,946,824 10.5     13.33
 05/96..................................................  34,112,016 19.7     13.33
 06/96..................................................  33,403,432 16.5     13.33
 07/96..................................................  32,685,544 17.1     13.33
 08/96..................................................  32,134,743 12.1     13.33
 09/96..................................................  31,639,639 10.5     13.33

                                    POOL #2

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE   CPR       WAC
-------                                                  ----------- ----     -----
 10/96.................................................. $31,068,080 13.2     13.33%
 11/96..................................................  30,449,023 15.0     13.33
 12/96..................................................  29,902,494 12.8     13.33
 01/97..................................................  29,401,167 11.4     13.33
 02/97..................................................  28,818,555 14.6     13.32
 03/97..................................................  28,249,568 14.4     13.32
 04/97..................................................  27,657,562 15.5     13.32
 05/97..................................................  27,190,499 11.0     13.32
 06/97..................................................  26,740,594 10.5     13.32
 07/97..................................................  26,179,850 15.1     13.32
 08/97..................................................  25,617,926 15.5     13.32
 09/97..................................................  25,094,751 14.2     13.32
 LIFE...................................................             11.1

                                    POOL #3

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR       WAC
-------                                                 ------------ ---- -    ----
 05/89................................................. $105,629,211  N/A 1    3.84%
 06/89.................................................  105,157,806  3.4 1    3.83
 07/89.................................................  104,449,414  6.0 1    3.84
 08/89.................................................  104,035,907  2.8 1    3.84
 09/89.................................................  103,421,633  5.0 1    3.84
 10/89.................................................  102,715,059  6.0 1    3.84
 11/89.................................................  101,850,511  7.8 1    3.82
 12/89.................................................  101,000,512  7.7 1    3.78
 01/90.................................................  100,292,376  6.2 1    3.78
 02/90.................................................   99,418,058  8.1 1    3.70
 03/90.................................................   98,590,905  7.6 1    3.69
 04/90.................................................   97,590,300  9.6 1    3.69
 05/90.................................................   96,616,013  9.4 1    3.74
 06/90.................................................   95,831,591  7.3 1    3.76
 07/90.................................................   95,129,841  6.4 1    3.84
 08/90.................................................   94,345,031  7.4 1    3.84
 09/90.................................................   93,421,578  9.1 1    3.84
 10/90.................................................   92,734,650  6.3 1    3.84
 11/90.................................................   91,452,930 13.4 1    3.84
 12/90.................................................   90,558,601  9.0 1    3.84
 01/91.................................................   89,868,276  6.5 1    3.84
 02/91.................................................   89,150,909  6.9 1    3.83
 03/91.................................................   88,428,541  7.0 1    3.83
 04/91.................................................   87,434,289 10.5 1    3.83
 05/91.................................................   86,579,315  8.8 1    3.83
 06/91.................................................   85,471,262 12.1 1    3.83
 07/91.................................................   84,669,743  8.3 1    3.83
 08/91.................................................   83,770,685  9.6 1    3.83
 09/91.................................................   82,726,334 11.6 1    3.83
 10/91.................................................   81,925,060  8.5 1    3.83
 11/91.................................................   80,829,874 12.5 1    3.83
 12/91.................................................   79,895,967 10.5 1    3.83
 01/92.................................................   79,119,830  8.5 1    3.84
 02/92.................................................   77,864,286 15.0 1    3.84
 03/92.................................................   76,806,834 12.6 1    3.84
 04/92.................................................   75,286,351 19.0 1    3.84
 05/92.................................................   74,034,161 15.7 1    3.84
 06/92.................................................   72,963,816 13.4 1    3.84
 07/92.................................................   71,968,846 12.5 1    3.84
 08/92.................................................   71,102,403 10.8 1    3.84
 09/92.................................................   70,161,360 12.0 1    3.84
 10/92.................................................   69,135,125 13.4 1    3.84
 11/92.................................................   68,192,969 12.3 1    3.84
 12/92.................................................   67,011,839 16.2 1    3.84
 01/93.................................................   66,083,484 12.5 1    3.84
 02/93.................................................   65,343,612  9.6 1    3.84
 03/93.................................................   64,587,266 10.0 1    3.84

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE   CPR       WAC
-------                                                  ----------- ---- -    ----
 04/93.................................................. $63,760,282 11.2 1    3.84%
 05/93..................................................  62,801,496 13.6 1    3.84
 06/93..................................................  61,686,051 16.4 1    3.84
 07/93..................................................  60,641,871 15.5 1    3.84
 08/93..................................................  59,831,242 11.7 1    3.84
 09/93..................................................  58,998,145 12.2 1    3.84
 10/93..................................................  58,159,362 12.5 1    3.84
 11/93..................................................  57,050,005 17.5 1    3.84
 12/93..................................................  56,028,888 16.2 1    3.84
 01/94..................................................  55,073,189 15.3 1    3.84
 02/94..................................................  54,323,595 11.6 1    3.84
 03/94..................................................  53,406,901 15.0 1    3.84
 04/94..................................................  52,497,348 15.1 1    3.84
 05/94..................................................  51,691,204 13.3 1    3.84
 06/94..................................................  50,793,430 15.4 1    3.84
 07/94..................................................  49,951,027 14.5 1    3.83
 08/94..................................................  49,201,140 12.8 1    3.83
 09/94..................................................  48,401,019 14.0 1    3.83
 10/94..................................................  47,486,896 16.7 1    3.83
 11/94..................................................  46,593,213 16.6 1    3.83
 12/94..................................................  45,829,015 14.0 1    3.83
 01/95..................................................  45,290,381  8.9 1    3.83
 02/95..................................................  44,701,649 10.2 1    3.83
 03/95..................................................  44,038,216 12.2 1    3.83
 04/95..................................................  43,269,294 14.8 1    3.83
 05/95..................................................  42,613,381 12.4 1    3.83
 06/95..................................................  41,791,324 16.6 1    3.83
 07/95..................................................  41,032,117 15.4 1    3.83
 08/95..................................................  40,311,753 14.7 1    3.83
 09/95..................................................  39,644,712 13.5 1    3.83
 10/95..................................................  38,929,489 15.0 1    3.83
 11/95..................................................  38,233,104 14.8 1    3.83
 12/95..................................................  37,561,000 14.4 1    3.83
 01/96..................................................  36,829,412 16.3 1    3.83
 02/96..................................................  36,341,838  9.6 1    3.83
 03/96..................................................  35,618,875 16.5 1    3.83
 04/96..................................................  34,947,035 15.4 1    3.83
 05/96..................................................  34,278,259 15.6 1    3.83
 06/96..................................................  33,796,023 10.1 1    3.83
 07/96..................................................  33,131,735 15.9 1    3.83
 08/96..................................................  32,399,773 18.3 1    3.82
 09/96..................................................  31,788,270 14.9 1    3.82
 10/96..................................................  31,184,285 15.0 1    3.82
 11/96..................................................  30,576,813 15.4 1    3.82
 12/96..................................................  30,020,317 13.9 1    3.82
 01/97..................................................  29,616,697  8.7 1    3.82
 02/97..................................................  29,066,999 14.1 1    3.82

                                    POOL #3

                                                                AGGREGATE
 FIRST                                                           CONTRACT
DAY OF:                                                    BALANCE   CPR       WAC
-------                                                  ----------- ----     -----
 03/97.................................................. $28,617,040 10.7     13.82%
 04/97..................................................  28,099,764 13.4     13.82
 05/97..................................................  27,550,261 14.8     13.82
 06/97..................................................  26,950,127 17.0     13.82
 07/97..................................................  26,506,848 11.3     13.81
 08/97..................................................  26,068,196 11.2     13.82
 09/97..................................................  25,521,124 15.8     13.81
 LIFE                                                                12.1

                                    POOL #4

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR       WAC
-------                                                 ------------ ----     -----
 09/89................................................. $125,140,010  N/A     13.10%
 10/89.................................................  124,471,167  4.3     13.10
 11/89.................................................  123,799,250  4.3     13.00
 12/89.................................................  123,034,059  5.2     12.99
 01/90.................................................  122,377,544  4.2     12.99
 02/90.................................................  121,735,704  4.1     12.96
 03/90.................................................  121,071,849  4.3     12.94
 04/90.................................................  120,142,817  6.8     12.91
 05/90.................................................  119,342,906  5.6     12.93
 06/90.................................................  118,166,370  9.2     13.01
 07/90.................................................  117,403,815  5.3     13.01
 08/90.................................................  116,232,187  9.2     13.02
 09/90.................................................  115,251,907  7.5     13.02
 10/90.................................................  114,288,398  7.4     13.02
 11/90.................................................  113,469,274  6.0     13.02
 12/90.................................................  112,667,389  5.9     13.02
 01/91.................................................  112,038,416  4.1     13.01
 02/91.................................................  110,905,125  9.2     13.00
 03/91.................................................  110,067,701  6.3     12.99
 04/91.................................................  109,143,179  7.3     12.99
 05/91.................................................  107,675,157 12.7     12.99
 06/91.................................................  106,549,929  9.5     13.00
 07/91.................................................  105,670,799  7.0     13.01
 08/91.................................................  104,755,611  7.4     13.01
 09/91.................................................  103,621,996  9.8     13.02
 10/91.................................................  102,627,500  8.4     13.02
 11/91.................................................  101,612,768  8.7     13.02
 12/91.................................................  100,681,978  7.8     13.02
 01/92.................................................   99,553,749 10.1     13.02
 02/92.................................................   98,359,570 10.9     13.02
 03/92.................................................   96,747,080 15.5     13.02
 04/92.................................................   95,591,531 10.8     13.02
 05/92.................................................   94,470,670 10.5     13.02
 06/92.................................................   93,397,640 10.0     13.02
 07/92.................................................   92,077,621 13.0     13.02
 08/92.................................................   90,799,327 12.7     13.02
 09/92.................................................   89,873,995  8.6     13.02
 10/92.................................................   88,575,791 13.2     13.02
 11/92.................................................   87,549,394 10.1     13.02
 12/92.................................................   86,430,545 11.4     13.02
 01/93.................................................   85,397,442 10.4     13.02
 02/93.................................................   84,314,640 11.2     13.03
 03/93.................................................   83,293,579 10.5     13.02
 04/93.................................................   82,153,822 12.2     13.03
 05/93.................................................   81,214,243  9.7     13.03
 06/93.................................................   80,274,299  9.8     13.03
 07/93.................................................   78,875,479 15.9     13.03

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE   CPR       WAC
-------                                                  ----------- ----     -----
 08/93.................................................. $77,793,520 12.0     13.03%
 09/93..................................................  76,279,861 17.9     13.03
 10/93..................................................  75,093,767 13.9     13.03
 11/93..................................................  74,046,313 12.1     13.03
 12/93..................................................  72,684,505 16.7     13.03
 01/94..................................................  71,687,070 11.8     13.03
 02/94..................................................  70,576,819 13.6     13.03
 03/94..................................................  69,616,416 11.5     13.03
 04/94..................................................  68,014,236 21.1     13.03
 05/94..................................................  67,002,763 12.8     13.03
 06/94..................................................  65,898,474 14.4     13.03
 07/94..................................................  64,928,853 12.5     13.03
 08/94..................................................  64,006,461 11.9     13.03
 09/94..................................................  63,068,421 12.3     13.03
 10/94..................................................  62,281,019  9.9     13.03
 11/94..................................................  61,585,838  8.4     13.03
 12/94..................................................  60,944,270  7.5     13.03
 01/95..................................................  60,280,015  8.0     13.03
 02/95..................................................  59,520,146  9.8     13.03
 03/95..................................................  58,819,732  8.8     13.03
 04/95..................................................  57,870,299 13.5     13.03
 05/95..................................................  57,120,918 10.0     13.03
 06/95..................................................  56,053,562 16.0     13.03
 07/95..................................................  55,133,823 13.6     13.03
 08/95..................................................  54,272,712 12.7     13.03
 09/95..................................................  53,265,620 15.7     13.03
 10/95..................................................  52,363,381 13.9     13.03
 11/95..................................................  51,477,181 13.8     13.03
 12/95..................................................  50,520,676 15.5     13.04
 01/96..................................................  49,804,294 10.7     13.04
 02/96..................................................  48,915,358 14.6     13.04
 03/96..................................................  48,301,839  8.8     13.04
 04/96..................................................  47,558,242 11.8     13.04
 05/96..................................................  46,478,071 19.3     13.04
 06/96..................................................  45,717,590 12.6     13.04
 07/96..................................................  44,979,860 12.3     13.03
 08/96..................................................  44,218,127 13.1     13.03
 09/96..................................................  43,383,152 15.0     13.03
 10/96..................................................  42,478,648 17.0     13.03
 11/96..................................................  41,578,044 17.2     13.03
 12/96..................................................  40,793,017 14.7     13.03
 01/97..................................................  40,122,455 12.1     13.04
 02/97..................................................  39,265,174 17.1     13.04
 03/97..................................................  38,442,568 16.6     13.03
 04/97..................................................  37,753,982 13.3     13.04
 05/97..................................................  36,990,431 15.6     13.04
 06/97..................................................  36,236,033 15.7     13.04

                                    POOL #4

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE         CPR      WAC
-------                                                  -----------      ----      ----
 07/97.................................................      $35,493,784 15.7     13.04%
 08/97......................................................  34,780,122 15.2     13.04
 09/97....................................................... 34,167,647 12.4     13.04
 LIFE.......................................................             11.3

                                    POOL #5

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR       WAC
-------                                                 ------------ ----     -----
 11/89................................................. $105,106,711  N/A     13.14%
 12/89.................................................  104,517,728  4.8     13.14
 01/90.................................................  104,076,365  3.2     13.14
 02/90.................................................  103,509,134  4.6     13.14
 03/90.................................................  102,964,215  4.3     13.14
 04/90.................................................  102,478,673  3.7     13.14
 05/90.................................................  101,818,565  5.6     13.14
 06/90.................................................  101,239,231  4.7     13.15
 07/90.................................................  100,775,509  3.4     13.15
 08/90.................................................  100,220,378  4.5     13.15
 09/90.................................................   99,612,196  5.1     13.15
 10/90.................................................   99,070,842  4.3     13.15
 11/90.................................................   98,459,378  5.2     13.15
 12/90.................................................   97,805,060  5.7     13.15
 01/91.................................................   97,011,555  7.3     13.15
 02/91.................................................   96,396,979  5.3     13.14
 03/91.................................................   95,799,871  5.1     13.14
 04/91.................................................   94,954,333  8.0     13.14
 05/91.................................................   94,166,145  7.4     13.14
 06/91.................................................   93,205,981  9.5     13.14
 07/91.................................................   92,256,052  9.5     13.14
 08/91.................................................   91,380,706  8.7     13.14
 09/91.................................................   90,327,468 10.9     13.14
 10/91.................................................   89,362,996  9.9     13.14
 11/91.................................................   88,598,988  7.5     13.14
 12/91.................................................   87,646,774  9.9     13.14
 01/92.................................................   86,806,659  8.6     13.14
 02/92.................................................   86,086,172  7.2     13.15
 03/92.................................................   85,082,556 10.8     13.14
 04/92.................................................   83,794,966 14.5     13.14
 05/92.................................................   82,612,786 13.4     13.14
 06/92.................................................   81,682,610 10.3     13.14
 07/92.................................................   80,681,989 11.3     13.14
 08/92.................................................   79,473,890 14.2     13.15
 09/92.................................................   78,510,744 11.1     13.14
 10/92.................................................   77,315,115 14.4     13.14
 11/92.................................................   76,503,081  9.3     13.14
 12/92.................................................   75,694,206  9.3     13.14
 01/93.................................................   74,720,143 11.8     13.14
 02/93.................................................   73,882,219 10.0     13.14
 03/93.................................................   73,005,059 10.7     13.14
 04/93.................................................   72,179,402 10.0     13.14
 05/93.................................................   71,203,262 12.4     13.14
 06/93.................................................   70,214,144 12.7     13.14
 07/93.................................................   69,114,022 14.5     13.14
 08/93.................................................   68,209,547 11.8     13.14
 09/93.................................................   67,138,882 14.5     13.14
 10/93.................................................   65,801,810 18.8     13.14

                                                          AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                    BALANCE   CPR       WAC
-------                                                  ----------- ----     -----
 11/93.................................................. $64,771,906 14.4     13.14%
 12/93..................................................  63,687,205 15.5     13.14
 01/94..................................................  62,646,848 15.0     13.14
 02/94..................................................  61,578,724 15.7     13.13
 03/94..................................................  60,421,042 17.4     13.14
 04/94..................................................  59,345,557 16.4     13.14
 05/94..................................................  58,186,466 18.1     13.14
 06/94..................................................  57,108,833 17.0     13.14
 07/94..................................................  56,243,373 13.5     13.14
 08/94..................................................  55,303,971 15.1     13.14
 09/94..................................................  54,358,920 15.4     13.14
 10/94..................................................  53,505,339 13.9     13.14
 11/94..................................................  52,700,174 13.2     13.14
 12/94..................................................  51,828,682 14.7     13.14
 01/95..................................................  51,252,887  8.8     13.14
 02/95..................................................  50,659,055  9.3     13.15
 03/95..................................................  49,899,965 12.9     13.14
 04/95..................................................  49,064,499 14.7     13.14
 05/95..................................................  48,479,215  9.5     13.14
 06/95..................................................  47,911,058  9.2     13.14
 07/95..................................................  47,357,741  9.0     13.14
 08/95..................................................  46,584,787 14.1     13.14
 09/95..................................................  45,877,427 12.8     13.14
 10/95..................................................  45,064,141 15.4     13.14
 11/95..................................................  44,238,482 16.0     13.14
 12/95..................................................  43,599,931 11.8     13.14
 01/96..................................................  43,000,284 11.0     13.14
 02/96..................................................  42,185,475 16.4     13.14
 03/96..................................................  41,435,453 15.1     13.14
 04/96..................................................  40,585,601 17.9     13.14
 05/96..................................................  39,734,615 18.3     13.14
 06/96..................................................  38,886,609 18.6     13.14
 07/96..................................................  38,060,720 18.4     13.14
 08/96..................................................  37,572,200  9.5     13.14
 09/96..................................................  37,007,538 11.8     13.14
 10/96..................................................  36,292,692 16.2     13.14
 11/96..................................................  35,587,669 16.3     13.14
 12/96..................................................  34,880,597 16.6     13.14
 01/97..................................................  34,273,781 14.0     13.14
 02/97..................................................  33,813,967  9.6     13.14
 03/97..................................................  33,320,045 10.9     13.14
 04/97..................................................  32,748,288 13.5     13.14
 05/97..................................................  31,884,337 22.7     13.14
 06/97..................................................  31,334,722 13.4     13.14
 07/97..................................................  30,608,081 19.4     13.14
 08/97..................................................  30,003,791 15.8     13.14
 09/97..................................................  29,488,041 13.1     13.15
 LIFE...................................................             11.8

                                    POOL #6

                                                         AGGREGATE
 FIRST                                               CONTRACT
 DAY OF:                                             BALANCE      CPR     WAC
-------                                             -----------   ----   -----
 03/90.............................................. $140,369,133   N/A   13.48%
 04/90..............................................  139,307,289   6.9   13.48
 05/90..............................................  138,542,319   4.5   13.48
 06/90..............................................  137,744,173   4.8   13.48
 07/90..............................................  136,722,016   6.7   13.48
 08/90..............................................  135,891,876   5.1   13.48
 09/90..............................................  135,067,275   5.1   13.48
 10/90..............................................  134,138,159   6.0   13.48
 11/90..............................................  133,001,662   7.8   13.48
 12/90..............................................  131,784,864   8.5   13.48
 01/91..............................................  131,092,482   4.1   13.48
 02/91..............................................  130,139,214   6.4   13.48
 03/91..............................................  129,057,536   7.5   13.47
 04/91..............................................  127,953,575   7.7   13.47
 05/91..............................................  126,139,620  13.8   13.47
 06/91..............................................  124,843,063   9.6   13.47
 07/91..............................................  123,577,533   9.4   13.47
 08/91..............................................  122,149,158  10.9   13.47
 09/91..............................................  120,890,366   9.5   13.47
 10/91..............................................  119,938,520   6.8   13.47
 11/91..............................................  118,791,159   8.7   13.47
 12/91..............................................  117,478,073  10.3   13.47
 01/92..............................................  116,164,302  10.4   13.47
 02/92..............................................  114,876,803  10.2   13.47
 03/92..............................................  113,322,858  12.8   13.47
 04/92..............................................  111,660,646  14.0   13.47
 05/92..............................................  109,951,389  14.6   13.47
 06/92..............................................  108,852,303   8.9   13.47
 07/92..............................................  107,335,788  13.1   13.47
 08/92..............................................  105,990,750  11.6   13.47
 09/92..............................................  105,134,707   6.7   13.47
 10/92..............................................  103,743,190  12.3   13.47
 11/92..............................................  102,356,180  12.4   13.47
 12/92..............................................  100,937,484  12.9   13.47
 01/93..............................................   99,646,666  11.7   13.47
 02/93..............................................   98,540,784   9.8   13.47
 03/93..............................................   97,204,553  12.5   13.47
 04/93..............................................   96,033,841  10.8   13.47
 05/93..............................................   94,857,002  11.0   13.47
 06/93..............................................   93,319,340  15.1   13.47
 07/93..............................................   92,012,794  12.8   13.47
 08/93..............................................   90,777,159  12.1   13.47
 09/93..............................................   89,562,026  12.0   13.47
 10/93..............................................   88,236,495  13.5   13.47
 11/93..............................................   86,910,996  13.7   13.47
 12/93..............................................   85,357,787  16.6   13.46
 01/94..............................................   83,926,688  15.4   13.46


 FIRST                                                 AGGREGATE
 DAY OF:                                               CONTRACT    CPR     WAC
-------                                                 BALANCE    ----   -----
                                                      -----------
 02/94...............................................              13.2   13.46%
 03/94............................................... $82,693,586  16.4   13.46
 04/94...............................................  81,224,465  17.4   13.46
 05/94...............................................  79,694,386  14.4   13.46
 06/94...............................................  78,422,900  14.8   13.46
 07/94...............................................  77,139,889  13.4   13.46
 08/94...............................................  75,979,467  14.9   13.45
 09/94...............................................  74,720,564  15.5   13.45
 10/94...............................................  73,435,334   9.6   13.45
 11/94...............................................  72,578,320  14.0   13.45
 12/94...............................................  71,426,658  15.2   13.46
 01/95...............................................  70,209,233  12.9   13.45
 02/95...............................................  69,167,297  11.2   13.45
 03/95...............................................  68,242,609  12.1   13.45
 04/95...............................................  67,269,839  15.6   13.45
 05/95...............................................  66,081,386  15.2   13.45
 06/95...............................................  64,939,442  12.3   13.45
 07/95...............................................  63,994,901  15.5   13.45
 08/95...............................................  62,862,213  10.9   13.45
 09/95...............................................  62,017,301  14.9   13.45
 10/95...............................................  60,947,531  11.5   13.44
 11/95...............................................  60,091,935  14.7   13.45
 12/95...............................................  59,059,181  12.2   13.44
 01/96...............................................  58,180,727  13.6   13.45
 02/96...............................................  57,238,958  14.8   13.45
 03/96...............................................  56,241,441  13.5   13.45
 04/96...............................................  55,328,873  16.1   13.45
 05/96...............................................  54,285,000  16.9   13.45
 06/96...............................................  53,218,535  18.9   13.45
 07/96...............................................  52,064,416  13.6   13.44
 08/96...............................................  51,199,945  15.0   13.44
 09/96...............................................  50,274,142  15.0   13.44
 10/96...............................................  49,364,722  20.1   13.44
 11/96...............................................  48,219,787  19.5   13.44
 12/96...............................................  47,126,415  13.3   13.44
 01/97...............................................  46,339,702  11.7   13.44
 02/97...............................................  45,629,652  12.0   13.44
 03/97...............................................  44,917,117  15.4   13.44
 04/97...............................................  44,065,275  13.6   13.44
 05/97...............................................  43,302,376  13.1   13.43
 06/97...............................................  42,569,217  13.8   13.43
 07/97...............................................  41,817,489  15.9   13.43
 08/97...............................................  40,987,550  15.0   13.43
 09/97...............................................  40,208,465   8.8   13.43
 LIFE................................................  39,672,763  12.2

                                    POOL #7

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 06/90.............................................. $149,153,886   N/A   13.61%
 07/90..............................................  148,147,890   6.1   13.61
 08/90..............................................  147,299,392   4.9   13.61
 09/90..............................................  146,642,210   3.4   13.61
 10/90..............................................  145,900,449   4.1   13.61
 11/90..............................................  145,013,229   5.2   13.61
 12/90..............................................  144,298,570   3.9   13.61
 01/91..............................................  143,564,389   4.0   13.61
 02/91..............................................  142,626,509   5.7   13.61
 03/91..............................................  141,652,613   6.0   13.60
 04/91..............................................  140,727,422   5.6   13.60
 05/91..............................................  139,455,466   8.4   13.59
 06/91..............................................  137,973,804  10.1   13.59
 07/91..............................................  136,631,272   9.1   13.59
 08/91..............................................  135,390,424   8.4   13.60
 09/91..............................................  134,136,651   8.5   13.60
 10/91..............................................  132,822,133   9.1   13.60
 11/91..............................................  131,243,842  11.4   13.60
 12/91..............................................  129,962,591   9.0   13.60
 01/92..............................................  128,477,670  10.8   13.60
 02/92..............................................  127,096,263  10.1   13.61
 03/92..............................................  125,467,921  12.2   13.61
 04/92..............................................  123,779,177  12.9   13.61
 05/92..............................................  122,190,897  12.2   13.60
 06/92..............................................  120,734,785  11.2   13.60
 07/92..............................................  119,348,875  10.7   13.60
 08/92..............................................  117,877,485  11.6   13.60
 09/92..............................................  116,679,776   9.2   13.60
 10/92..............................................  115,237,297  11.6   13.60
 11/92..............................................  113,768,483  11.9   13.60
 12/92..............................................  112,474,388  10.4   13.60
 01/93..............................................  110,900,600  13.2   13.60
 02/93..............................................  109,854,660   8.2   13.60
 03/93..............................................  108,798,886   8.4   13.60
 04/93..............................................  107,497,617  10.9   13.60
 05/93..............................................  105,862,028  14.3   13.60
 06/93..............................................  103,972,722  17.0   13.60
 07/93..............................................  102,567,231  12.5   13.60
 08/93..............................................  101,020,234  14.1   13.60
 09/93..............................................   99,598,027  13.0   13.60
 10/93..............................................   97,854,883  16.5   13.60
 11/93..............................................   96,342,616  14.4   13.60
 12/93..............................................   94,571,341  17.4   13.60
 01/94..............................................   93,155,574  13.8   13.60
 02/94..............................................   92,154,899   9.2   13.60
 03/94..............................................   90,898,988  12.3   13.60
 04/94..............................................   89,135,591  18.2   13.60

                                                       AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                                BALANCE    CPR     WAC
-------                                               -----------  ----   -----
 05/94............................................... $87,718,590  14.6   13.60%
 06/94...............................................  86,299,579  14.9   13.60
 07/94...............................................  84,518,698  19.3   13.60
 08/94...............................................  83,240,668  13.7   13.60
 09/94...............................................  81,880,315  14.9   13.60
 10/94...............................................  80,471,804  15.7   13.60
 11/94...............................................  79,340,802  12.4   13.60
 12/94...............................................  78,110,503  13.9   13.59
 01/95...............................................  77,027,559  12.1   13.60
 02/95...............................................  75,889,218  13.0   13.60
 03/95...............................................  74,648,956  14.6   13.59
 04/95...............................................  73,583,436  12.4   13.59
 05/95...............................................  72,632,050  10.9   13.59
 06/95...............................................  71,450,336  14.4   13.59
 07/95...............................................  70,322,148  13.8   13.59
 08/95...............................................  69,060,840  16.0   13.59
 09/95...............................................  67,850,659  15.5   13.59
 10/95...............................................  66,777,237  13.7   13.59
 11/95...............................................  65,660,892  14.6   13.59
 12/95...............................................  64,640,584  13.3   13.59
 01/96...............................................  63,793,128  10.6   13.58
 02/96...............................................  62,835,707  12.6   13.58
 03/96...............................................  62,079,297   9.3   13.58
 04/96...............................................  60,997,301  15.0   13.59
 05/96...............................................  59,921,102  15.2   13.59
 06/96...............................................  58,613,109  19.4   13.59
 07/96...............................................  57,488,105  16.6   13.58
 08/96...............................................  56,426,952  15.8   13.58
 09/96...............................................  55,549,703  12.7   13.58
 10/96...............................................  54,630,174  13.7   13.58
 11/96...............................................  53,511,568  17.7   13.58
 12/96...............................................  52,402,315  17.9   13.58
 01/97...............................................  51,503,131  14.1   13.58
 02/97...............................................  50,622,884  14.0   13.58
 03/97...............................................  49,753,316  14.0   13.58
 04/97...............................................  48,923,591  13.4   13.58
 05/97...............................................  47,924,170  17.2   13.58
 06/97...............................................  47,041,531  15.0   13.57
 07/97...............................................  46,309,972  11.9   13.58
 08/97...............................................  45,467,669  14.6   13.57
 09/97...............................................  44,528,354  17.1   13.57
 LIFE................................................              12.3

                                    POOL #8

                                                       AGGREGATE
 FIRST                                                  CONTRACT
 DAY OF:                                                BALANCE     CPR    WAC
-------                                               ------------  ----  -----
 09/90..............................................  $176,504,848   N/A  13.79%
 10/90..............................................   175,563,611   4.4  13.79
 11/90..............................................   174,653,919   4.2  13.79
 12/90..............................................   173,862,457   3.4  13.79
 01/91..............................................   173,210,915   2.5  13.79
 02/91..............................................   172,095,188   5.6  13.78
 03/91..............................................   171,027,106   5.3  13.77
 04/91..............................................   170,149,446   4.0  13.77
 05/91..............................................   168,946,209   6.2  13.78
 06/91..............................................   167,474,918   8.0  13.78
 07/91..............................................   166,258,643   6.4  13.78
 08/91..............................................   164,571,129   9.6  13.79
 09/91..............................................   162,908,428   9.5  13.79
 10/91..............................................   161,480,582   8.0  13.79
 11/91..............................................   160,134,796   7.5  13.79
 12/91..............................................   158,828,431   7.3  13.79
 01/92..............................................   157,286,760   9.0  13.79
 02/92..............................................   155,814,361   8.6  13.79
 03/92..............................................   153,706,875  13.0  13.79
 04/92..............................................   152,175,234   9.2  13.79
 05/92..............................................   149,801,555  15.1  13.79
 06/92..............................................   148,032,049  11.1  13.79
 07/92..............................................   146,294,304  11.0  13.79
 08/92..............................................   144,743,720   9.7  13.79
 09/92..............................................   142,934,547  11.8  13.79
 10/92..............................................   140,889,684  13.7  13.79
 11/92..............................................   139,288,967  10.5  13.79
 12/92..............................................   137,490,727  12.1  13.79
 01/93..............................................   135,475,334  13.9  13.79
 02/93..............................................   133,749,503  11.9  13.79
 03/93..............................................   132,419,593   8.8  13.79
 04/93..............................................   130,716,971  11.9  13.79
 05/93..............................................   128,792,763  13.9  13.79
 06/93..............................................   127,116,113  12.0  13.79
 07/93..............................................   125,281,404  13.5  13.79
 08/93..............................................   123,730,333  11.3  13.79
 09/93..............................................   122,003,942  12.9  13.79
 10/93..............................................   120,047,166  15.1  13.79
 11/93..............................................   118,265,768  13.8  13.79
 12/93..............................................   116,472,314  14.1  13.79
 01/94..............................................   114,510,764  15.8  13.79
 02/94..............................................   112,800,855  13.8  13.79
 03/94..............................................   110,905,944  15.7  13.79
 04/94..............................................   108,922,479  16.7  13.79
 05/94..............................................   106,912,326  17.3  13.79
 06/94..............................................   104,687,780  19.6  13.79
 07/94..............................................   102,734,881  17.4  13.79

                                                       AGGREGATE
 FIRST                                                  CONTRACT
 DAY OF:                                                BALANCE     CPR    WAC
-------                                               ------------  ----  -----
 08/94..............................................  $101,166,637  13.9  13.79%
 09/94..............................................    99,623,724  13.8  13.79
 10/94..............................................    98,031,349  14.5  13.78
 11/94..............................................    96,426,111  14.9  13.78
 12/94..............................................    95,068,634  12.4  13.78
 01/95..............................................    93,727,295  12.4  13.78
 02/95..............................................    92,464,966  11.7  13.78
 03/95..............................................    91,226,065  11.5  13.78
 04/95..............................................    89,497,205  17.3  13.78
 05/95..............................................    88,141,711  13.3  13.78
 06/95..............................................    86,461,828  17.3  13.78
 07/95..............................................    84,959,266  15.5  13.78
 08/95..............................................    83,346,363  17.1  13.78
 09/95..............................................    81,675,846  18.1  13.78
 10/95..............................................    80,253,040  15.4  13.78
 11/95..............................................    78,850,249  15.4  13.78
 12/95..............................................    77,500,394  15.0  13.78
 01/96..............................................    76,325,792  12.9  13.78
 02/96..............................................    74,928,630  16.1  13.78
 03/96..............................................    73,835,927  12.1  13.78
 04/96..............................................    72,385,294  17.3  13.78
 05/96..............................................    70,738,724  20.4  13.78
 06/96..............................................    69,161,374  19.9  13.78
 07/96..............................................    67,875,919  16.1  13.78
 08/96..............................................    66,475,900  18.1  13.78
 09/96..............................................    65,370,050  13.9  13.78
 10/96..............................................    64,140,014  16.1  13.78
 11/96..............................................    62,943,351  15.9  13.78
 12/96..............................................    61,869,710  14.1  13.78
 01/97..............................................    60,958,597  11.6  13.78
 02/97..............................................    60,011,759  12.4  13.77
 03/97..............................................    59,185,733  10.4  13.77
 04/97..............................................    58,295,921  11.7  13.77
 05/97..............................................    57,189,962  15.7  13.77
 06/97..............................................    56,343,351  11.3  13.77
 07/97..............................................    55,471,534  11.9  13.77
 08/97..............................................    54,232,601  18.9  13.77
 09/97..............................................    53,268,325  14.2  13.77
 LIFE...............................................                12.7

                                    POOL #9

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 12/90.............................................. $176,277,296   N/A   13.69%
 01/91..............................................  175,445,175   3.8   13.69
 02/91..............................................  174,698,830   3.2   13.68
 03/91..............................................  173,886,282   3.7   13.67
 04/91..............................................  172,531,627   7.2   13.67
 05/91..............................................  171,439,177   5.5   13.67
 06/91..............................................  170,324,184   5.7   13.68
 07/91..............................................  168,770,421   8.6   13.68
 08/91..............................................  167,384,694   7.6   13.68
 09/91..............................................  166,213,224   6.2   13.68
 10/91..............................................  164,814,057   7.8   13.68
 11/91..............................................  163,278,460   8.8   13.68
 12/91..............................................  161,716,906   9.0   13.68
 01/92..............................................  160,149,306   9.1   13.68
 02/92..............................................  158,588,724   9.2   13.68
 03/92..............................................  156,853,052  10.4   13.68
 04/92..............................................  154,429,786  15.2   13.68
 05/92..............................................  152,494,175  12.1   13.68
 06/92..............................................  150,912,507   9.7   13.68
 07/92..............................................  148,537,910  15.4   13.69
 08/92..............................................  146,469,356  13.5   13.70
 09/92..............................................  145,222,234   7.6   13.70
 10/92..............................................  143,317,723  12.6   13.71
 11/92..............................................  141,055,124  15.4   13.71
 12/92..............................................  139,065,155  13.6   13.71
 01/93..............................................  136,895,954  15.1   13.71
 02/93..............................................  135,255,995  11.3   13.71
 03/93..............................................  133,599,810  11.5   13.71
 04/93..............................................  131,798,110  12.8   13.71
 05/93..............................................  129,839,022  14.2   13.71
 06/93..............................................  128,320,101  10.8   13.71
 07/93..............................................  126,287,126  15.2   13.72
 08/93..............................................  124,332,891  14.8   13.74
 09/93..............................................  122,001,975  18.1   13.76
 10/93..............................................  119,575,308  19.2   13.77
 11/93..............................................  117,463,494  16.9   13.79
 12/93..............................................  115,386,610  16.9   13.81
 01/94..............................................  112,815,272  21.4   13.81
 02/94..............................................  111,067,681  14.6   13.81
 03/94..............................................  109,245,795  15.5   13.81
 04/94..............................................  106,964,229  20.0   13.81
 05/94..............................................  105,010,158  17.3   13.81
 06/94..............................................  102,982,189  18.3   13.81
 07/94..............................................  101,385,933  14.4   13.81
 08/94..............................................   99,872,156  13.8   13.81
 09/94..............................................   97,881,531  18.8   13.80
 10/94..............................................   95,992,706  18.2   13.80

                                                       AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                                BALANCE     CPR    WAC
-------                                               -----------   ----  -----
 11/94............................................... $94,762,887   11.4  13.81%
 12/94...............................................  93,244,286   14.8  13.80
 01/95...............................................  91,693,868   15.3  13.81
 02/95...............................................  90,833,709    7.5  13.80
 03/95...............................................  89,474,344   13.5  13.80
 04/95...............................................  87,720,895   18.2  13.80
 05/95...............................................  86,425,521   13.2  13.80
 06/95...............................................  84,849,556   16.8  13.81
 07/95...............................................  83,511,029   14.2  13.81
 08/95...............................................  82,098,333   15.3  13.80
 09/95...............................................  80,499,522   17.9  13.80
 10/95...............................................  79,210,634   14.3  13.80
 11/95...............................................  77,606,285   18.6  13.80
 12/95...............................................  76,348,473   14.4  13.80
 01/96...............................................  75,175,029   13.5  13.80
 02/96...............................................  74,137,711   11.7  13.80
 03/96...............................................  73,088,739   12.1  13.80
 04/96...............................................  71,722,074   16.8  13.80
 05/96...............................................  70,193,757   19.3  13.80
 06/96...............................................  68,728,962   18.8  13.80
 07/96...............................................  67,236,683   19.6  13.80
 08/96...............................................  66,007,010   16.1  13.80
 09/96...............................................  64,807,494   15.9  13.80
 10/96...............................................  63,588,739   16.5  13.80
 11/96...............................................  62,197,707   19.5  13.80
 12/96...............................................  60,940,113   17.8  13.79
 01/97...............................................  59,753,915   17.0  13.79
 02/97...............................................  58,645,868   16.0  13.79
 03/97...............................................  57,560,947   15.9  13.79
 04/97...............................................  56,500,983   15.7  13.79
 05/97...............................................  55,439,740   16.0  13.79
 06/97...............................................  54,256,582   18.6  13.78
 07/97...............................................  53,142,025   17.7  13.79
 08/97...............................................  51,925,577   20.0  13.78
 09/97...............................................  50,783,074   19.0  13.78
 LIFE................................................               14.0

                                    POOL #10

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 03/91.............................................. $115,743,068   N/A   13.46%
 04/91..............................................  114,981,288   5.8   13.46
 05/91..............................................  114,255,049   5.5   13.46
 06/91..............................................  113,138,005   9.4   13.46
 07/91..............................................  112,290,981   6.8   13.46
 08/91..............................................  111,555,226   5.7   13.46
 09/91..............................................  110,646,156   7.5   13.46
 10/91..............................................  109,931,401   5.6   13.46
 11/91..............................................  109,090,473   6.9   13.46
 12/91..............................................  108,075,431   8.7   13.46
 01/92..............................................  107,171,264   7.6   13.46
 02/92..............................................  106,181,798   8.6   13.46
 03/92..............................................  104,734,230  13.3   13.46
 04/92..............................................  103,377,903  12.6   13.47
 05/92..............................................  101,819,504  14.8   13.47
 06/92..............................................  100,426,809  13.3   13.47
 07/92..............................................   99,236,089  11.3   13.47
 08/92..............................................   98,069,274  11.2   13.47
 09/92..............................................   96,763,126  12.8   13.47
 10/92..............................................   95,280,985  14.9   13.47
 11/92..............................................   93,980,642  13.1   13.47
 12/92..............................................   92,805,968  11.9   13.48
 01/93..............................................   91,302,846  15.7   13.49
 02/93..............................................   90,209,204  11.2   13.49
 03/93..............................................   89,076,155  11.8   13.51
 04/93..............................................   87,756,596  14.2   13.51
 05/93..............................................   86,702,252  11.2   13.51
 06/93..............................................   85,253,020  16.1   13.51
 07/93..............................................   83,935,408  14.8   13.51
 08/93..............................................   82,922,212  11.1   13.51
 09/93..............................................   81,669,503  14.3   13.51
 10/93..............................................   80,368,862  15.2   13.51
 11/93..............................................   78,857,733  18.1   13.51
 12/93..............................................   77,265,332  19.4   13.51
 01/94..............................................   75,915,865  16.6   13.52
 02/94..............................................   74,910,043  12.2   13.54
 03/94..............................................   73,435,099  18.8   13.56
 04/94..............................................   72,186,113  16.1   13.57
 05/94..............................................   71,034,481  14.9   13.56
 06/94..............................................   69,853,670  15.6   13.56
 07/94..............................................   68,671,758  15.9   13.56
 08/94..............................................   67,715,127  12.7   13.56
 09/94..............................................   66,448,306  17.6   13.56
 10/94..............................................   65,472,172  13.4   13.56
 11/94..............................................   64,679,876  10.6   13.56
 12/94..............................................   64,065,577   7.7   13.56
 01/95..............................................   62,944,820  16.2   13.55

                                                       AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                                BALANCE    CPR     WAC
-------                                               -----------  ----   -----
 02/95............................................... $62,236,139   9.6   13.55%
 03/95...............................................  61,382,935  12.2   13.55
 04/95...............................................  60,447,514  13.8   13.55
 05/95...............................................  59,581,892  12.7   13.55
 06/95...............................................  58,600,625  14.9   13.55
 07/95...............................................  57,693,717  13.9   13.55
 08/95...............................................  56,793,029  14.0   13.55
 09/95...............................................  56,000,030  12.2   13.55
 10/95...............................................  54,957,988  17.0   13.54
 11/95...............................................  53,902,600  17.5   13.55
 12/95...............................................  52,952,173  15.9   13.54
 01/96...............................................  52,121,682  13.8   13.54
 02/96...............................................  51,223,654  15.3   13.54
 03/96...............................................  50,311,300  15.9   13.54
 04/96...............................................  49,459,849  14.9   13.54
 05/96...............................................  48,464,902  18.1   13.54
 06/96...............................................  47,393,293  20.1   13.54
 07/96...............................................  46,664,772  13.1   13.54
 08/96...............................................  45,693,107  18.7   13.54
 09/96...............................................  44,716,213  19.2   13.54
 10/96...............................................  43,898,150  16.0   13.53
 11/96...............................................  43,131,587  15.1   13.53
 12/96...............................................  42,473,751  12.7   13.53
 01/97...............................................  41,912,067  10.4   13.53
 02/97...............................................  41,136,572  16.0   13.53
 03/97...............................................  40,485,462  13.1   13.53
 04/97...............................................  39,838,245  13.2   13.53
 05/97...............................................  39,231,526  12.3   13.53
 06/97...............................................  38,468,337  16.7   13.53
 07/97...............................................  37,716,427  16.7   13.53
 08/97...............................................  37,023,705  15.4   13.52
 09/97...............................................  36,383,970  14.2   13.52
 LIFE................................................              13.4

                                    POOL #11

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 06/91.............................................. $139,806,805   N/A   13.21%
 07/91..............................................  139,119,599   4.0   13.21
 08/91..............................................  138,410,072   4.2   13.21
 09/91..............................................  137,754,385   3.7   13.21
 10/91..............................................  136,991,510   4.6   13.21
 11/91..............................................  136,288,619   4.1   13.21
 12/91..............................................  135,502,269   4.9   13.21
 01/92..............................................  134,679,772   5.2   13.21
 02/92..............................................  133,696,571   6.6   13.21
 03/92..............................................  132,513,642   8.3   13.21
 04/92..............................................  130,974,330  11.3   13.21
 05/92..............................................  129,428,484  11.4   13.21
 06/92..............................................  128,143,059   9.4   13.21
 07/92..............................................  126,840,616   9.6   13.21
 08/92..............................................  125,674,015   8.5   13.21
 09/92..............................................  124,475,777   8.9   13.21
 10/92..............................................  123,414,190   7.7   13.21
 11/92..............................................  122,176,237   9.4   13.21
 12/92..............................................  120,771,917  10.9   13.21
 01/93..............................................  119,643,813   8.6   13.22
 02/93..............................................  118,638,591   7.5   13.22
 03/93..............................................  117,152,632  12.0   13.22
 04/93..............................................  115,620,906  12.5   13.23
 05/93..............................................  114,296,364  10.8   13.24
 06/93..............................................  112,790,163  12.6   13.25
 07/93..............................................  111,216,800  13.4   13.25
 08/93..............................................  110,123,895   8.9   13.25
 09/93..............................................  108,775,207  11.5   13.26
 10/93..............................................  107,220,538  13.6   13.27
 11/93..............................................  105,559,921  14.9   13.28
 12/93..............................................  104,020,757  13.9   13.29
 01/94..............................................  102,319,772  15.7   13.30
 02/94..............................................  101,101,902  11.0   13.30
 03/94..............................................   99,781,716  12.2   13.30
 04/94..............................................   97,611,790  21.0   13.32
 05/94..............................................   95,807,029  17.8   13.33
 06/94..............................................   94,112,388  16.9   13.34
 07/94..............................................   92,684,108  14.3   13.34
 08/94..............................................   91,307,027  13.9   13.33
 09/94..............................................   90,184,654  11.2   13.34
 10/94..............................................   88,864,649  13.6   13.33
 11/94..............................................   87,328,173  16.3   13.33
 12/94..............................................   85,761,437  17.0   13.33
 01/95..............................................   84,593,329  12.4   13.33
 02/95..............................................   83,217,877  15.2   13.33
 03/95..............................................   82,365,254   8.7   13.33
 04/95..............................................   80,978,168  15.7   13.33

                                                       AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                                BALANCE    CPR     WAC
-------                                               -----------  ----   -----
 05/95............................................... $79,783,720  13.5   13.33%
 06/95...............................................  78,560,339  14.1   13.33
 07/95...............................................  77,319,592  14.5   13.33
 08/95...............................................  76,021,241  15.5   13.33
 09/95...............................................  74,594,270  17.5   13.33
 10/95...............................................  73,468,378  13.6   13.33
 11/95...............................................  72,233,253  15.4   13.33
 12/95...............................................  71,001,179  15.6   13.32
 01/96...............................................  69,662,906  17.4   13.32
 02/96...............................................  68,714,724  11.9   13.32
 03/96...............................................  67,615,452  14.4   13.32
 04/96...............................................  66,328,878  17.4   13.32
 05/96...............................................  65,408,609  12.0   13.32
 06/96...............................................  63,931,551  20.9   13.32
 07/96...............................................  62,749,168  16.7   13.32
 08/96...............................................  61,500,474  18.1   13.32
 09/96...............................................  60,426,701  15.6   13.32
 10/96...............................................  59,198,072  18.4   13.32
 11/96...............................................  58,158,196  15.6   13.32
 12/96...............................................  57,229,776  13.9   13.32
 01/97...............................................  57,173,334  16.4   13.32
 02/97...............................................  55,402,002  11.4   13.32
 03/97...............................................  54,501,656  14.0   13.32
 04/97...............................................  53,581,877  14.6   13.32
 05/97...............................................  52,695,769  14.2   13.31
 06/97...............................................  51,645,050  17.6   13.31
 07/97...............................................  50,866,676  12.5   13.31
 08/97...............................................  50,049,276  13.5   13.31
 09/97...............................................  48,963,541  19.2   13.31
 LIFE................................................              12.8

                                    POOL #12

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 09/91.............................................. $150,531,673   N/A   13.11%
 10/91..............................................  149,521,845   6.1   13.11
 11/91..............................................  148,662,503   5.0   13.11
 12/91..............................................  147,852,894   4.6   13.11
 01/92..............................................  147,233,908   3.1   13.11
 02/92..............................................  146,432,226   4.6   13.11
 03/92..............................................  145,323,404   7.0   13.11
 04/92..............................................  144,149,234   7.5   13.11
 05/92..............................................  142,560,540  10.7   13.11
 06/92..............................................  141,393,868   7.6   13.11
 07/92..............................................  140,442,064   5.9   13.11
 08/92..............................................  139,128,157   8.9   13.11
 09/92..............................................  137,784,633   9.2   13.11
 10/92..............................................  136,405,239   9.5   13.11
 11/92..............................................  135,313,288   7.3   13.11
 12/92..............................................  133,918,938   9.8   13.11
 01/93..............................................  132,512,083  10.0   13.11
 02/93..............................................  131,614,144   5.8   13.11
 03/93..............................................  130,162,377  10.5   13.11
 04/93..............................................  128,941,019   8.7   13.11
 05/93..............................................  127,408,580  11.4   13.11
 06/93..............................................  125,940,707  11.0   13.11
 07/93..............................................  124,067,841  14.5   13.12
 08/93..............................................  122,564,650  11.6   13.13
 09/93..............................................  121,285,947   9.7   13.13
 10/93..............................................  119,635,298  13.1   13.16
 11/93..............................................  117,895,033  14.1   13.17
 12/93..............................................  116,135,731  14.4   13.17
 01/94..............................................  114,202,548  16.2   13.17
 02/94..............................................  112,343,349  15.8   13.17
 03/94..............................................  110,989,113  11.3   13.17
 04/94..............................................  108,924,731  18.1   13.17
 05/94..............................................  107,227,171  15.0   13.17
 06/94..............................................  105,420,284  16.3   13.17
 07/94..............................................  103,543,767  17.2   13.20
 08/94..............................................  101,784,363  16.3   13.22
 09/94..............................................  100,180,744  15.0   13.23
 10/94..............................................   98,500,485  16.1   13.23
 11/94..............................................   97,275,814  11.5   13.23
 12/94..............................................   95,657,669  15.8   13.23
 01/95..............................................   94,484,894  11.2   13.23
 02/95..............................................   93,189,576  12.7   13.23
 03/95..............................................   91,537,580  16.9   13.23
 04/95..............................................   90,297,351  12.5   13.23
 05/95..............................................   88,789,534  15.7   13.23
 06/95..............................................   87,499,771  13.5   13.23
 07/95..............................................   86,387,385  11.5   13.23

                                                       AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                                BALANCE    CPR     WAC
-------                                               -----------  ----   -----
 08/95............................................... $85,005,277  14.9   13.23%
 09/95...............................................  83,425,382  17.5   13.23
 10/95...............................................  82,097,321  14.8   13.23
 11/95...............................................  80,704,703  15.8   13.23
 12/95...............................................  78,896,842  21.2   13.22
 01/96...............................................  77,538,818  16.0   13.22
 02/96...............................................  76,306,437  14.6   13.22
 03/96...............................................  75,270,273  12.1   13.22
 04/96...............................................  73,950,118  16.2   13.22
 05/96...............................................  72,577,694  17.2   13.22
 06/96...............................................  71,066,221  19.4   13.22
 07/96...............................................  69,843,117  15.7   13.22
 08/96...............................................  68,456,636  18.4   13.22
 09/96...............................................  67,148,504  17.6   13.22
 10/96...............................................  66,108,384  13.8   13.22
 11/96...............................................  65,061,335  14.1   13.22
 12/96...............................................  64,121,552  12.6   13.22
 01/97...............................................  63,176,609  12.9   13.22
 02/97...............................................  62,273,480  12.3   13.21
 03/97...............................................  61,282,814  14.0   13.20
 04/97...............................................  60,045,656  18.3   13.20
 05/97...............................................  58,903,534  17.1   13.20
 06/97...............................................  57,915,302  14.7   13.20
 07/97...............................................  56,946,198  14.6   13.20
 08/97...............................................  55,639,066  20.9   13.19
 09/97...............................................  54,685,316  15.0   13.19
 LIFE................................................              13.0

                                    POOL #13

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 12/91.............................................. $150,837,421   N/A   12.76%
 01/92..............................................  149,715,119   6.8   12.76
 02/92..............................................  148,608,677   6.7   12.76
 03/92..............................................  147,605,705   6.0   12.76
 04/92..............................................  146,525,632   6.6   12.76
 05/92..............................................  145,545,336   5.9   12.76
 06/92..............................................  144,317,387   7.8   12.76
 07/92..............................................  143,336,299   6.0   12.76
 08/92..............................................  142,356,947   6.0   12.76
 09/92..............................................  141,375,351   6.0   12.75
 10/92..............................................  140,159,130   7.9   12.75
 11/92..............................................  139,028,952   7.3   12.75
 12/92..............................................  137,701,304   8.9   12.75
 01/93..............................................  136,529,247   7.7   12.75
 02/93..............................................  135,121,050   9.7   12.75
 03/93..............................................  133,503,496  11.5   12.75
 04/93..............................................  132,154,874   9.4   12.75
 05/93..............................................  130,891,143   8.8   12.74
 06/93..............................................  129,436,144  10.5   12.74
 07/93..............................................  127,617,624  13.6   12.74
 08/93..............................................  125,941,513  12.6   12.74
 09/93..............................................  124,418,392  11.4   12.74
 10/93..............................................  122,735,762  12.9   12.75
 11/93..............................................  121,131,896  12.4   12.76
 12/93..............................................  119,054,994  16.7   12.76
 01/94..............................................  117,404,138  13.2   12.76
 02/94..............................................  116,169,658   9.6   12.76
 03/94..............................................  114,766,653  11.3   12.75
 04/94..............................................  113,124,117  13.6   12.76
 05/94..............................................  111,268,919  15.8   12.77
 06/94..............................................  109,363,958  16.5   12.78
 07/94..............................................  107,260,482  18.6   12.77
 08/94..............................................  105,829,972  12.5   12.77
 09/94..............................................  104,210,538  14.5   12.77
 10/94..............................................  102,195,318  18.6   12.79
 11/94..............................................  100,785,694  12.8   12.81
 12/94..............................................   99,510,091  11.6   12.81
 01/95..............................................   98,331,253  10.7   12.81
 02/95..............................................   97,134,948  11.0   12.81
 03/95..............................................   95,998,823  10.5   12.80
 04/95..............................................   94,306,923  16.7   12.80
 05/95..............................................   92,887,549  14.0   12.80
 06/95..............................................   91,253,372  16.6   12.80
 07/95..............................................   89,872,608  14.0   12.80
 08/95..............................................   88,261,260  16.8   12.79
 09/95..............................................   86,394,422  20.0   12.80
 10/95..............................................   84,773,109  17.6   12.79

                                                       AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                                BALANCE    CPR     WAC
-------                                               -----------  ----   -----
 11/95............................................... $83,255,130  16.7   12.78%
 12/95...............................................  81,654,149  18.0   12.78
 01/96...............................................  80,539,117  12.2   12.78
 02/96...............................................  79,464,194  11.8   12.78
 03/96...............................................  77,818,358  19.3   12.78
 04/96...............................................  76,297,394  18.1   12.78
 05/96...............................................  74,920,471  16.6   12.77
 06/96...............................................  73,631,529  15.7   12.77
 07/96...............................................  72,344,251  15.9   12.77
 08/96...............................................  71,130,675  15.2   12.76
 09/96...............................................  69,909,330  15.5   12.76
 10/96...............................................  68,625,575  16.7   12.76
 11/96...............................................  67,409,642  16.0   12.76
 12/96...............................................  66,310,672  14.5   12.75
 01/97...............................................  65,248,284  14.1   12.75
 02/97...............................................  64,211,530  13.9   12.75
 03/97...............................................  63,160,687  14.4   12.75
 04/97...............................................  62,105,184  14.7   12.75
 05/97...............................................  60,946,446  16.7   12.74
 06/97...............................................  59,616,159  19.8   12.74
 07/97...............................................  58,707,334  13.0   12.74
 08/97...............................................  57,457,390  19.1   12.73
 09/97...............................................  56,349,899  17.1   12.73
 LIFE................................................              13.1

                                    POOL #14

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 03/92.............................................. $140,964,598   N/A   12.10%
 04/92..............................................  139,815,477   7.5   12.10
 05/92..............................................  138,701,137   7.2   12.10
 06/92..............................................  138,062,321   3.4   12.09
 07/92..............................................  137,253,497   4.8   12.09
 08/92..............................................  136,397,947   5.2   12.09
 09/92..............................................  135,559,635   5.1   12.09
 10/92..............................................  134,852,925   4.0   12.09
 11/92..............................................  133,740,916   7.4   12.09
 12/92..............................................  132,781,548   6.2   12.09
 01/93..............................................  131,915,227   5.4   12.09
 02/93..............................................  131,059,130   5.3   12.09
 03/93..............................................  130,086,497   6.4   12.09
 04/93..............................................  128,934,422   8.0   12.09
 05/93..............................................  127,561,234   9.9   12.09
 06/93..............................................  126,037,402  11.3   12.09
 07/93..............................................  124,560,507  11.0   12.09
 08/93..............................................  123,065,849  11.3   12.09
 09/93..............................................  121,475,143  12.3   12.09
 10/93..............................................  119,811,531  13.1   12.09
 11/93..............................................  118,034,467  14.2   12.09
 12/93..............................................  116,557,845  11.7   12.09
 01/94..............................................  114,843,279  14.0   12.10
 02/94..............................................  113,488,307  10.9   12.10
 03/94..............................................  111,908,855  13.1   12.11
 04/94..............................................  110,158,129  14.9   12.11
 05/94..............................................  108,627,654  13.1   12.11
 06/94..............................................  107,190,708  12.3   12.11
 07/94..............................................  105,818,582  11.8   12.11
 08/94..............................................  104,491,427  11.5   12.11
 09/94..............................................  103,045,330  12.9   12.11
 10/94..............................................  101,477,687  14.3   12.11
 11/94..............................................  100,291,578  10.5   12.11
 12/94..............................................   98,844,244  13.4   12.11
 01/95..............................................   97,456,185  13.0   12.12
 02/95..............................................   96,344,852  10.1   12.13
 03/95..............................................   95,191,479  10.7   12.13
 04/95..............................................   93,832,043  13.1   12.13
 05/95..............................................   92,556,481  12.3   12.13
 06/95..............................................   91,447,043  10.6   12.13
 07/95..............................................   90,215,767  12.1   12.13
 08/95..............................................   88,882,363  13.5   12.13
 09/95..............................................   87,396,067  15.5   12.13
 10/95..............................................   86,053,086  14.0   12.13
 11/95..............................................   84,637,256  15.1   12.13
 12/95..............................................   83,317,530  14.2   12.13
 01/96..............................................   81,863,806  16.1   12.13

                                                       AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                                BALANCE    CPR     WAC
-------                                               -----------  ----   -----
 02/96............................................... $80,563,597  14.4   12.13%
 03/96...............................................  79,233,261  15.0   12.13
 04/96...............................................  78,091,848  12.8   12.13
 05/96...............................................  76,454,931  19.5   12.13
 06/96...............................................  75,104,591  16.1   12.13
 07/96...............................................  73,874,328  14.7   12.13
 08/96...............................................  72,608,760  15.5   12.13
 09/96...............................................  71,548,910  12.8   12.12
 10/96...............................................  70,194,377  17.2   12.12
 11/96...............................................  68,977,043  15.5   12.12
 12/96...............................................  67,627,420  17.8   12.12
 01/97...............................................  66,637,322  12.6   12.12
 02/97...............................................  65,433,631  16.1   12.12
 03/97...............................................  64,336,723  14.7   12.12
 04/97...............................................  63,330,912  13.5   12.12
 05/97...............................................  62,223,769  15.4   12.12
 06/97...............................................  61,043,842  16.9   12.12
 07/97...............................................  59,765,872  18.8   12.12
 08/97...............................................  58,465,748  19.5   12.11
 09/97...............................................  57,592,722  12.5   12.11
 LIFE................................................              12.3

                                    POOL #15

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 06/92.............................................. $175,780,463   N/A   12.21%
 07/92..............................................  174,893,821   3.9   12.21
 08/92..............................................  173,888,027   4.7   12.21
 09/92..............................................  172,900,902   4.6   12.21
 10/92..............................................  171,799,472   5.4   12.21
 11/92..............................................  170,822,539   4.6   12.21
 12/92..............................................  169,428,653   7.4   12.21
 01/93..............................................  168,328,636   5.4   12.21
 02/93..............................................  167,276,328   5.1   12.21
 03/93..............................................  166,036,755   6.4   12.21
 04/93..............................................  164,768,637   6.7   12.20
 05/93..............................................  163,344,998   7.8   12.20
 06/93..............................................  161,904,759   7.9   12.20
 07/93..............................................  160,348,006   8.8   12.20
 08/93..............................................  158,797,129   8.8   12.20
 09/93..............................................  156,977,414  10.8   12.20
 10/93..............................................  155,294,480   9.9   12.20
 11/93..............................................  153,569,741  10.3   12.20
 12/93..............................................  151,518,618  12.7   12.20
 01/94..............................................  149,758,526  10.8   12.20
 02/94..............................................  148,034,884  10.7   12.20
 03/94..............................................  146,195,833  11.6   12.20
 04/94..............................................  144,151,947  13.3   12.20
 05/94..............................................  142,158,052  13.1   12.19
 06/94..............................................  139,850,057  15.6   12.19
 07/94..............................................  138,199,521  10.8   12.19
 08/94..............................................  136,631,309  10.3   12.19
 09/94..............................................  134,748,163  12.9   12.19
 10/94..............................................  133,014,848  11.9   12.19
 11/94..............................................  131,182,299  12.8   12.19
 12/94..............................................  129,469,528  12.0   12.18
 01/95..............................................  127,912,233  10.9   12.18
 02/95..............................................  126,514,001   9.7   12.18
 03/95..............................................  124,891,021  11.7   12.18
 04/95..............................................  123,487,500   9.9   12.18
 05/95..............................................  122,125,085   9.7   12.18
 06/95..............................................  120,307,309  13.8   12.18
 07/95..............................................  118,654,777  12.5   12.18
 08/95..............................................  116,709,354  15.3   12.18
 09/95..............................................  114,872,658  14.6   12.18
 10/95..............................................  113,488,304  10.6   12.17
 11/95..............................................  111,752,880  14.0   12.17
 12/95..............................................  109,977,171  14.6   12.17
 01/96..............................................  108,472,346  12.2   12.17
 02/96..............................................  106,964,557  12.4   12.17
 03/96..............................................  105,399,275  13.2   12.16
 04/96..............................................  103,554,462  16.1   12.16

                                                      AGGREGATE
 FIRST                                                 CONTRACT
 DAY OF:                                               BALANCE     CPR     WAC
-------                                              ------------  ----   -----
 05/96.............................................. $101,600,050  17.5   12.16%
 06/96..............................................   99,706,230  17.2   12.16
 07/96..............................................   97,910,833  16.5   12.16
 08/96..............................................   96,183,972  16.1   12.16
 09/96..............................................   94,409,595  16.9   12.15
 10/96..............................................   92,879,140  14.5   12.15
 11/96..............................................   91,374,193  14.5   12.15
 12/96..............................................   90,002,898  13.2   12.15
 01/97..............................................   88,498,151  14.9   12.15
 02/97..............................................   87,255,949  12.0   12.14
 03/97..............................................   86,100,836  11.1   12.14
 04/97..............................................   84,805,339  13.0   12.14
 05/97..............................................   83,273,496  16.1   12.14
 06/97..............................................   81,976,654  13.5   12.14
 07/97..............................................   80,648,063  14.1   12.14
 08/97..............................................   79,261,384  15.1   12.13
 09/97..............................................   77,827,768  15.9   12.13
 LIFE...............................................               11.7

                                    POOL #16

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR   WAC
-------                                                 ------------ ---- -----
 10/92................................................. $175,970,703  N/A 11.57%
 11/92.................................................  174,789,934  5.9 11.57
 12/92.................................................  173,742,173  5.0 11.57
 01/93.................................................  172,705,068  5.0 11.57
 02/93.................................................  171,553,752  5.7 11.57
 03/93.................................................  170,488,376  5.2 11.57
 04/93.................................................  169,329,699  5.8 11.57
 05/93.................................................  168,126,157  6.2 11.57
 06/93.................................................  166,891,049  6.4 11.57
 07/93.................................................  165,331,963  8.6 11.57
 08/93.................................................  164,200,153  5.8 11.56
 09/93.................................................  162,434,783 10.1 11.56
 10/93.................................................  161,023,828  7.8 11.56
 11/93.................................................  159,426,963  9.2 11.56
 12/93.................................................  157,628,520 10.6 11.56
 01/94.................................................  156,117,917  8.8 11.56
 02/94.................................................  154,289,483 11.1 11.56
 03/94.................................................  152,403,860 11.6 11.56
 04/94.................................................  150,476,984 12.0 11.56
 05/94.................................................  148,783,695 10.5 11.56
 06/94.................................................  146,907,633 11.9 11.56
 07/94.................................................  145,421,226  9.2 11.57
 08/94.................................................  144,048,001  8.4 11.57
 09/94.................................................  142,276,280 11.5 11.57
 10/94.................................................  140,590,585 11.0 11.57
 11/94.................................................  138,705,260 12.6 11.57
 12/94.................................................  137,389,810  8.3 11.57
 01/95.................................................  136,076,300  8.4 11.57
 02/95.................................................  134,556,921 10.1 11.57
 03/95.................................................  132,922,875 11.2 11.57
 04/95.................................................  131,479,084  9.7 11.57
 05/95.................................................  129,638,952 13.1 11.57
 06/95.................................................  128,116,877 10.6 11.57
 07/95.................................................  126,251,409 13.6 11.58
 08/95.................................................  124,575,746 12.2 11.59
 09/95.................................................  122,882,358 12.5 11.57
 10/95.................................................  121,601,532  9.1 11.59
 11/95.................................................  120,064,006 11.5 11.59
 12/95.................................................  118,381,753 12.9 11.59
 01/96.................................................  117,251,433  8.0 11.59
 02/96.................................................  115,879,171 10.3 11.59
 03/96.................................................  114,360,957 11.8 11.59
 04/96.................................................  112,665,369 13.6 11.59
 05/96.................................................  110,859,033 14.8 11.59
 06/96.................................................  108,694,817 18.4 11.59
 07/96.................................................  106,918,870 15.1 11.59
 08/96.................................................  105,168,050 15.1 11.59

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR   WAC
-------                                                 ------------ ---- -----
 09/96................................................. $103,078,754 18.6 11.59%
 10/96.................................................  101,147,600 17.4 11.59
 11/96.................................................   99,419,180 15.7 11.59
 12/96.................................................   97,862,093 14.2 11.59
 01/97.................................................   96,603,209 11.2 11.59
 02/97.................................................   95,540,127  9.1 11.58
 03/97.................................................   94,285,801 11.4 11.58
 04/97.................................................   93,142,382 10.2 11.58
 05/97.................................................   91,821,364 12.4 11.58
 06/97.................................................   90,289,857 15.0 11.58
 07/97.................................................   88,763,208 15.2 11.58
 08/97.................................................   87,173,477 16.2 11.58
 09/97.................................................   85,793,980 14.0 11.58
 LIFE..................................................              11.0

                                    POOL #17

                                                         AGGREGATE
 FIRST                                                    CONTRACT
DAY OF:                                                   BALANCE    CPR   WAC
-------                                                 ------------ ---- -----
 05/95................................................. $124,994,111  N/A 10.93%
 06/95.................................................  123,985,511  7.8 10.93
 07/95.................................................  123,356,713  4.4 10.93
 08/95.................................................  122,513,265  6.4 10.93
 09/95.................................................  121,475,844  8.2 10.93
 10/95.................................................  120,425,456  8.4 10.93
 11/95.................................................  119,270,182  9.4 10.93
 12/95.................................................  118,380,963  7.0 10.94
 01/96.................................................  117,430,696  7.6 10.94
 02/96.................................................  116,482,433  7.7 10.94
 03/96.................................................  115,372,348  9.3 10.94
 04/96.................................................  113,971,632 12.1 10.94
 05/96.................................................  112,720,649 10.8 10.94
 06/96.................................................  111,527,118 10.4 10.94
 07/96.................................................  109,867,944 14.9 10.94
 08/96.................................................  108,341,082 13.9 10.93
 09/96.................................................  106,974,617 12.5 10.94
 10/96.................................................  105,684,016 11.9 10.93
 11/96.................................................  104,006,911 15.9 10.93
 12/96.................................................  102,751,283 11.9 10.93
 01/97.................................................  101,623,957 10.7 10.93
 02/97.................................................  100,447,091 11.3 10.94
 03/97.................................................   99,350,935 10.6 10.93
 04/97.................................................   98,105,972 12.3 10.93
 05/97.................................................   96,769,462 13.4 10.93
 06/97.................................................   95,564,694 12.2 10.93
 07/97.................................................   94,371,189 12.2 10.93
 08/97.................................................   93,056,355 13.7 10.93
 09/97.................................................   91,879,517 12.3 10.93
 LIFE..................................................              10.7

                                   POOL #18

                   AGGREGATE
 FIRST              CONTRACT
DAY OF:             BALANCE    CPR   WAC
-------           ------------ ---- -----
 11/95........... $125,209,123  N/A 10.63%
 12/95...........  124,335,412  6.5 10.63
 01/96...........  123,608,249  5.2 10.63
 02/96...........  122,658,404  7.3 10.63
 03/96...........  121,835,212  6.1 10.63
 04/96...........  120,884,166  7.4 10.64
 05/96...........  119,624,047 10.2 10.64
 06/96...........  118,445,892  9.6 10.64
 07/96...........  117,322,439  9.2 10.64
 08/96...........  115,934,439 11.7 10.64
 09/96...........  114,396,042 13.2 10.64
 10/96...........  113,008,025 12.0 10.64
 11/96...........  111,785,625 10.6 10.64
 12/96...........  110,260,354 13.6 10.64
 01/97...........  108,855,085 12.6 10.64
 02/97...........  107,942,774  7.8 10.64
 03/97...........  106,833,051  9.4 10.64
 04/97...........  105,324,840 14.5 10.64
 05/97...........  104,038,334 11.9 10.64
 06/97...........  102,886,618 10.7 10.64
 07/97...........  101,258,429 15.7 10.64
 08/97...........  100,071,079 11.4 10.64
 09/97...........   98,967,234 10.6 10.64
 LIFE............              10.4

--------
(1) Of the $125,209,123 aggregate original principal balance of Pool # 18, contracts totaling $68,452,887, or 54.67%, were conveyed to the trust fund by Bank of America NT&SA as seller under the related pooling and servicing agreement. Bank of America NT&SA is not a seller of any of the Contracts in the Contract Pool of this offering.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS
                BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                           PASS-THROUGH CERTIFICATES
                             (ISSUABLE IN SERIES)

        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, SELLER

                             BANK OF AMERICA, FSB,
                             THROUGH ITS DIVISION,
               BANKAMERICA HOUSING SERVICES, SELLER AND SERVICER

  BankAmerica Manufactured Housing Contract Trust Pass-Through Certificates ("Certificates") of one or more series (each, a "Series") may be sold from time to time under this Prospectus and a Prospectus Supplement for each such Series. The Certificates of each Series may be issued in one or more classes or subclasses (each, a "Class"), as further described herein. If the Certificates of a Series are issued in more than one Class, all or less than all of such Classes may be sold under this Prospectus, and there may be separate Prospectus Supplements for one or more of such Classes so sold. Any reference herein to the Prospectus Supplement relating to a Series comprised of more than one Class should be understood to refer to each of the Prospectus Supplements relating to the Classes sold hereunder.

  The Certificates of each Series will represent interests, as specified in the related Prospectus Supplement, in a trust fund (a "Trust Fund") created by Bank of America National Trust and Savings Association ("Bank of America" or "Seller") or by Bank of America, FSB ("Bank of America, FSB" or

                                                 (cover continued on next page)

  This Prospectus and any related Prospectus Supplement may be used by BancAmerica Securities, Inc., an affiliate of the Sellers, in connection with offers and sales related to market making transactions in any Series of the Certificates BancAmerica Securities, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale. With respect to any Series of Certificates, none of the Certificates evidencing the Residual Interest (as defined herein) for such Series has been registered under the Securities Act of 1933, as amended (the "Securities Act") or will be offered or sold pursuant to this Prospectus.

 See page 86 herein for the Index of Significant Definitions contained herein.

  FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE CERTIFICATES, SEE "RISK FACTORS" HEREIN AT PAGE 13 AND IN THE PROSPECTUS SUPPLEMENT AT PAGE S-20.

                               ---------------

 PROCEEDS FROM THE ASSETS IN THE TRUST FUND FOR A SERIES WILL BE THE ONLY SOURCE OF PAYMENT ON THE CERTIFICATES OF SUCH SERIES, AND THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA, BANK OF AMERICA, FSB, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR OTHER AFFILIATES, SUBJECT TO CERTAIN EXCEPTIONS DESCRIBED UNDER "RISK FACTORS" HEREIN. NEITHER THE CERTIFICATES NOR (UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT) UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.


                               ---------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ---------------

THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF CERTIFICATES UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

               THE DATE OF THIS PROSPECTUS IS NOVEMBER 10, 1997.

"Seller," and, together with Bank of America, the "Sellers") or both. The Trust Fund for each Series of Certificates will be separate from the Trust Fund for any other Series of Certificates. Each Trust Fund will include a pool (each, a "Contract Pool") of manufactured housing installment sales contracts and installment loan agreements (the "Contracts") together with certain contract rights and other rights relating to such Contracts (as discussed below). Bank of America, FSB, acting through its division, BankAmerica Housing Services, will act as the servicer of the Contracts in each Trust Fund (together with any successor servicer appointed as described herein, the "Servicer").

  The Contracts comprising each Contract Pool will be conveyed to the relevant Trust Fund by the applicable Sellers. Each Contract will have been either (i) originated or purchased by Bank of America, Bank of America, FSB, acting through its division, BankAmerica Housing Services, or by Security Pacific Financial Services of California, Inc. ("SPFSC"), a wholly-owned subsidiary of Bank of America, in each case on an individual basis in the ordinary course of its business or (ii) purchased by Bank of America, by Bank of America, FSB, through its division, BankAmerica Housing Services, by SPFSC, or by any combination thereof, in bulk from other lenders or finance companies (including from affiliates of the Sellers), from governmental agencies or instrumentalities or from other entities. Interests in each Trust Fund will be evidenced by a separate Series of Certificates. SPFSC will not be conveying any Contracts to any Trust Fund. Any Contracts purchased on an individual basis or in bulk by SPFSC will be sold by it to Bank of America, and conveyed by Bank of America to the Trustee of a Trust Fund immediately before the issuance of Certificates evidencing interests in such Contracts.

  If a Series of Certificates is comprised of more than one Class, the related Prospectus Supplement will set forth the interest in the applicable Trust Fund represented by each Class sold hereunder. The timing of distributions of principal or of interest or of both to the holders of Certificates of such Classes may be on a sequential, pro-rata or other basis as specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, the rights of the holders of the Certificates of one or more Classes of a multiple-Class Series to receive distributions with respect to some or all of the assets of the related Trust Fund may be subordinate to such rights of the holders of the Certificates of one or more other Classes.

  Neither Bank of America nor Bank of America, FSB nor any of their affiliates will have any obligations with respect to any Series of Certificates except, in the case of the Sellers, for obligations arising from certain representations and warranties of Bank of America and Bank of America, FSB, as the case may be, with respect to the Contracts sold by it in the related Contract Pool and, in the case of Bank of America, FSB, for certain contractual servicing obligations, each as further described herein. See "Risk Factors--No Recourse" herein.

  To the extent specified in the related Prospectus Supplement, the holders of the Certificates of any Series, or of one or more Classes within a Series, may be entitled to the benefit of overcollateralization or subordination of one or more Classes of Certificates within such Series, one or more spread accounts or other reserve funds, one or more letters of credit, one or more surety bonds or other credit facilities and/or one or more certificate purchase agreements or other liquidity facilities. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

  Unless otherwise specified in the applicable Prospectus Supplement, the Certificates of a Series or of any Class within a Series will be issuable in the form of one or more global certificates represented by book-entries on the records of a depository or participating members thereof. See "Reports to Certificateholders," "Risk Factors," and "Description of the Certificates-- Global Certificates" herein and the related Prospectus Supplement.

  There will have been no public market for any Certificates sold hereunder prior to the offering thereof and there is no assurance that any such market will develop. The Underwriters named in the Prospectus Supplement relating to a Series may from time to time buy and sell Certificates of such Series, but there can be no assurance that an active secondary market therefor will develop, and there is no assurance that any such market, if established, will continue. See "Risk Factors" herein.

  An election may be made to cause the Trust Fund relating to a Series of Certificates to be treated as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  There are incorporated herein by reference all reports and other documents filed or caused to be filed by either Seller or the Servicer (if other than Bank of America, FSB) with respect to the Trust Fund for any Series of Certificates, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates of such Series. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Prospectus. Upon request by any person to whom this Prospectus and the applicable Prospectus Supplement are delivered in connection with the offering of one or more Classes of Certificates, the Servicer will provide or cause to be provided without charge a copy of any such documents and/or reports incorporated herein by reference, in each case to the extent such documents or reports relate to such Classes of Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Servicer should be directed orally or in writing to BankAmerica Housing Services, Investor Services, 10089 Willow Creek Road, San Diego, California, 92131-9516, telephone number (619) 530-9394. Each of Bank of America and Bank of America, FSB has determined that its respective financial statements are not material to the offering of any Certificates.

                             ADDITIONAL INFORMATION

  This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of certain material terms of certain of the documents referred to herein and therein, but neither contains or will contain all of the information set forth in the Registration Statement of which this Prospectus is a part (the "Registration Statement"). For further information, reference is made to such Registration Statement and the exhibits thereto which the Sellers have jointly filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., under the Securities Act. Statements contained in this Prospectus and any Prospectus Supplement describing a provision of any contract or other document referred to are summaries, and if this Prospectus or such Prospectus Supplement indicates that such contract or other document has been filed as an exhibit to the Registration Statement, reference is made to the copy of the contract or other document filed as an exhibit, each such statement being qualified in all respects by reference to the actual provision being described. Copies of the Registration Statement can be inspected and, upon payment of the Commission's prescribed charges, copies can be obtained at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's following regional offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site at http://www.sec.gov that contains reports and other documents filed by registrants electronically with the Commission.

                         REPORTS TO CERTIFICATEHOLDERS

  Unless and until Definitive Certificates (as defined herein) with respect to a Trust Fund are issued, monthly and annual reports, which contain unaudited information concerning the Trust Fund and are prepared by the Servicer, will be sent on behalf of the Trust Fund to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Certificates offered hereby, pursuant to the Agreement (as defined herein). See "Description of the Certificates--Global Certificates." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Agreement will not require the sending of, and the Sellers do not intend to send, any of their financial reports to registered holders (the "Certificateholders") of the Certificates offered hereby or to owners (the "Certificate Owners") of beneficial interests in the Certificates. The Servicer will file with the Commission such periodic reports with respect to the Trust Fund as are required under the Exchange Act, and the rules and regulations of the Commission thereunder. If the number of Certificateholders of record is below 300, the Certificates may cease to be subject to the periodic reporting requirements of the Exchange Act. In that case, the Servicer may cease to file such reports with the Commission. The Trustee would, however, continue to provide periodic reports to Certificateholders as and to the extent described in the Prospectus Supplement.

                                SUMMARY OF TERMS

  This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the related Prospectus Supplement. Reference is made to the "Index of Significant Definitions" herein beginning at page 72 for the location in this Prospectus of the definitions of certain capitalized terms.

Title of Certificates.......  BankAmerica Manufactured Housing Contract Trust
                              Pass-Through Certificates (Issuable in Series).

Seller or Sellers...........  Bank of America National Trust and Savings
                              Association ("Bank of America") or Bank of
                              America, FSB, through its division, BankAmerica Housing Services, or both of them.

Servicer....................  Bank of America, FSB, through its division,
                              BankAmerica Housing Services (together with any successor servicer under the Agreement (as defined herein), the "Servicer").

Risk Factors................  Certain risk factors are particularly relevant to a decision to invest in any Certificates sold hereunder. See "Risk Factors" herein.

The Contracts...............  The Certificates of any Series will represent undivided ownership interest in a pool (a
                              "Contract Pool") of certain manufactured housing installment sales contracts and installment loan agreements (each, a "Contract" and, collectively, the "Contracts"). Contracts comprising a Contract Pool will have been either (i) originated or purchased by Bank of America, Bank of America, FSB, acting through its division, BankAmerica Housing Services, by Security Pacific Financial Services of California, Inc. ("SPFSC"), a wholly-owned subsidiary of Bank of America, or by any combination thereof, in each case on an individual basis in the ordinary course of its business or (ii) purchased by Bank of America, by Bank of America, FSB, acting through its division, BankAmerica Housing Services, by SPFSC, or by any combination thereof, in bulk from other lenders or finance companies (including from affiliates of the Sellers), from governmental agencies or instrumentalities or from other entities. SPFSC will not be conveying any Contracts to any Trust Fund. Any Contracts purchased on an individual basis or in bulk by SPFSC will be sold by it to Bank of America, and conveyed by Bank of America to the Trustee of a Trust Fund immediately before the issuance of Certificates evidencing interests in such Contracts. Each Contract will be secured by a new or used manufactured home (each manufactured home securing a Contract being referred to herein as a "Manufactured Home") and, in certain cases, by a mortgage or deed of trust on the real estate on which the Manufactured Home is located ("Land Home" or "Land-in-Lieu Contract"). Unless otherwise specified in the related Prospectus Supplement, none of the Contracts or collections thereon will be insured or guaranteed by any governmental agency or instrumentality. The applicable Prospectus Supplement will specify if any of the related Contracts are Land Home or Land-in-Lieu Contracts and whether the annual percentage rate ("Contract Rate") for each such Contract is fixed, is variable or increases ("steps up") in specified increments on certain dates. The Prospectus Supplement relating to each Series of Certificates will provide information as of the first day of the month of initial issuance of such Certificates (the "Cut-off Date") with respect to, among other things, (i) the number, the aggregate unpaid principal balance, and the range of outstanding principal balances of the Contracts comprising the related Contract Pool; (ii) the weighted average of the Contract Rates ("Weighted Average Contract Rate") of the Contracts and the distribution of Contract Rates; (iii) the weighted average original and remaining terms to maturity of the Contracts and the distribution of remaining terms to maturity;
                              (iv) the average outstanding principal balance of the Contracts; (v) the geographical distribution of the related Manufactured Homes at origination;
                              (vi) the years of origination of the Contracts;
                              (vii) the distribution of original principal balances of the Contracts; (viii) the percentage amount of Contracts secured by new or used Manufactured Homes; (ix) the range of and weighted average loan-to-value ratios at origination; and (x) the month and year in which the final scheduled payment date for the Contract with the latest maturity is scheduled to occur. If a Contract Pool contains Step-Up Rate Contracts (as defined herein), the related Prospectus Supplement will specify the percentage of the Contract Pool comprised of such Contracts, the period during which the Contract Rates for such Contracts will be stepped up, the range of increases in such Contract Rates and the range of increases in the Scheduled Payments (as defined herein) for such Contracts. If a Contract Pool contains variable rate Contracts, the related Prospectus Supplement will contain a description of the basis on which such rates are determined, including any maximum or minimum rates and the frequency with which any such rate adjusts. The Prospectus Supplement relating to a Series of Certificates also will contain certain information about Contracts in the related Trust Fund that are Land Home Contracts (as defined herein), Land-in-Lieu Contracts (as defined herein) or Contracts that are partially guaranteed by the Veterans Administration or partially insured by the Federal Housing Administration. To the extent that Bank of America or Bank of America, FSB, as the case may be, believes such information to be material, any Prospectus Supplement may also include additional information concerning the related Contract Pool that is stored in the electronic data processing system of the BankAmerica Housing Services division of Bank of America, FSB.

Description of
Certificates................  Each Series of Certificates will be issued pursuant to a pooling and servicing agreement (each, an "Agreement") entered into by Bank of America or Bank of America, FSB, or both of them, in each case as Seller with respect to Contracts sold by it for the related Contract Pool, Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Servicer, the trustee specified in the related Prospectus Supplement (the "Trustee"), and such other parties, if any, as may be specified in the related Prospectus Supplement. The Certificates of a Series may be issued in one or more classes or subclasses (each referred to in this Prospectus as a "Class"). If the Certificates of a Series are issued in more than one Class, the Certificates of all or less than all of such Classes may be sold under this Prospectus, and there may be separate Prospectus Supplements relating to one or more of such Classes so sold. Any reference herein to the Prospectus Supplement relating to a Series comprised of more than one Class should be understood to refer to each of the Prospectus Supplements relating to the Classes of such Series sold hereunder. Any reference herein to the Certificates of a Class should be understood as a reference to the Certificates of a Class within a Series, the Certificates of a subclass within a Class or all of the Certificates of a single-Class Series, as the context may require.

                              The Certificates of each Series will evidence an interest, as specified in the related Prospectus Supplement, in a trust fund (a "Trust Fund") created by Bank of America, Bank of America, FSB or both of them, as the case may be, pursuant to an Agreement. Each Trust Fund will include a Contract Pool together with certain contract rights and other rights relating to such Contracts (as discussed below). Each Trust Fund may from time to time also include title to any Manufactured Home that is repossessed following a Contract default, hazard insurance claims and proceeds from the sale of any such Manufactured Home or such hazard insurance claims. The Contracts comprising each Contract Pool will be sold to the related Trust Fund by Bank of America, Bank of America, FSB or both of them.

Non-Recourse Obligations....  Neither Bank of America nor Bank of America, FSB
                              nor any of their affiliates will have any obligations with respect to any Series of Certificates except, in the case of the Sellers, for obligations arising from certain representations and warranties of Bank of America and Bank of America, FSB, as the case may be, with respect to the Contracts sold by it in the related Contract Pool and, in the case of Bank of America, FSB, for certain contractual servicing obligations, each as further described herein. SUBJECT ONLY TO THE FOREGOING EXCEPTIONS, THE CERTIFICATES WILL NOT

                              REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA OR BANK OF AMERICA, FSB, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR ANY AFFILIATE THEREOF, AND ASSETS IN THE TRUST FUND WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE CERTIFICATES. NONE OF THE CERTIFICATES OR (UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT) THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

Distributions on
Certificates................  All Certificates will entitle the holders thereof to distributions, on the dates specified in the related Prospectus Supplement (each, a "Distribution Date"), from amounts collected on the underlying Contracts. The Certificates of a Class may entitle the holders thereof to (a) distributions of both principal and interest, (b) distributions of principal only or (c) distributions of interest only. Such distributions will be made in accordance with a formula described in the related Prospectus Supplement, and, unless otherwise specified in such Prospectus Supplement, distributions allocable to a Class of Certificates will be applied first to interest, if any, and second to principal, if any. To the extent specified in the related Prospectus Supplement, the rights of the holders of the Certificates of one or more Classes of a multiple-Class Series to receive distributions of principal or of interest or both from amounts collected on the Contracts may be subordinate to such rights of the holders of Certificates of one or more other Classes. See "Credit and Liquidity Enhancement" herein and the applicable Prospectus Supplement.

A. Distributions of
Principal...................  If the Certificates of a Class entitle the holders thereof to distributions of principal, the related Prospectus Supplement will specify an initial aggregate principal balance for the Certificates of the Class (the related "Certificate Balance") and a method of computing the amount of principal, if any, to be distributed to the holders of such Certificates on each Distribution Date. Unless otherwise specified in the related Prospectus Supplement, principal distributions for the Certificates of a Class will be computed on the basis of a formula which, on each Distribution Date, allocates all or a portion of the Total Regular Principal Amount relating to that Distribution Date to the Certificates of that Class. The "Total Regular Principal Amount" is the total amount by which the aggregate outstanding principal balance of the Contracts in the related Contract Pool is reduced during one or more collection periods prior to the Distribution Date designated in such Prospectus Supplement (each, a "Collection Period"). Such reduction may occur as a result of actuarially predetermined scheduled principal reductions, receipt of principal prepayments, liquidation of Contracts, losses on Contracts and repurchases of Contracts under certain conditions, the failure of a third party credit support provider, if any, to make a required payment, or a combination of the foregoing events. See "The Contract Pools," "Description of the Certificates--Conveyance of Contracts," "Description of the Certificates-- Optional and Mandatory Repurchase of Certificates; Termination Auction" and "Description of the Certificates--Collection and Other Servicing Procedures" herein. Distributions with respect to all or a portion of the Total Regular Principal Amount are sometimes referred to herein as distributions of "Regular Principal." The Total Regular Principal Amount with respect to any Contract Pool and any Distribution Date may be estimated in a manner specified in the related Prospectus Supplement.

                              If, due to liquidation losses or other
                              circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available on any Distribution Date to make distributions of Regular Principal to the holders of the Certificates of a Class are less than the portion of the Total Regular Principal Amount allocable to such Class, the deficiency may be made up from (i) the amount, if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds the interest distribution due to the holders of Certificates for the related Series, the servicing fee of the Servicer (to the extent such servicing fee is payable prior to distributions of interest to the holders of any Class of Certificates) and other expenses of the Trust Fund or (ii) funds available from one or more forms of credit support, but only to the extent, if any, specified in the applicable Prospectus Supplement. See "Credit and Liquidity Enhancement" herein. If specified in the applicable Prospectus Supplement, the Certificate Balance of the Certificates of a Class will be reduced on each Distribution Date by the full amount of the portion of the Total Regular Principal Amount allocable to such Class even if, due to deficient Contract collections, a full distribution thereof is not made.

                              The applicable distribution formula for each Class of a multiple-Class Series may allocate the Total Regular Principal Amount among the various Classes on a pro rata, sequential or other basis, as specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, any such formula may entitle the holders of

                              Certificates of a particular Class to receive on certain Distribution Dates, distributions of Regular Principal from particular sources of credit support upon the occurrence of certain losses or delinquencies, even if the holders of the Certificates of such Class would not have been entitled to receive principal distributions on such Distribution Dates from amounts collected on the underlying Contracts in the absence of such losses or delinquencies.

                              If specified in the applicable Prospectus
                              Supplement, the Certificates of a Class may entitle the holders thereof to special principal distributions on particular Distribution Dates that are unrelated to the Total Regular Principal Amount for any such Distribution Date ("Special Principal Distributions"). Special Principal Distributions may be made, under the circumstances set forth in the applicable Prospectus Supplement, from interest collected on the underlying Contract Pool, from funds available from one or more forms of credit support or from such other source as may be specified in such Prospectus Supplement. The Certificates of a Class having an initial Certificate Balance may entitle the holders thereof to distributions of Regular Principal only, to distributions of Regular Principal and to Special Principal Distributions or to Special Principal Distributions only. However, unless otherwise stated in the related Prospectus Supplement, the Certificates of a Class will not entitle the holders thereof to aggregate principal distributions in excess of the initial Certificate Balance for such Class.

B. Distributions of
Interest....................  The distribution formula for a Class of
                              Certificates having an initial Certificate
                              Balance may, but need not, also specify a method of computing the interest, if any, to be distributed on specified Distribution Dates (which may include all or less than all of the Distribution Dates) to the holders of the Certificates of such Class. Such interest may be equal, subject to such adjustments as may be described in the related Prospectus Supplement, to a specified number of days' interest on the applicable Certificate Balance (before giving effect to any reduction thereof on such Distribution Date), calculated at a rate (the "Pass-Through Rate") specified in the related Prospectus Supplement. The Pass-Through Rate may be fixed or variable, and, if specified in the related Prospectus Supplement, may shift from a variable rate to a fixed rate under the conditions specified in such Prospectus Supplement. See "Description of the Certificates--Distributions on Certificates--B.
                              Distributions of Interest" herein for a general description of the types of variable Pass-Through Rates that might be applicable to a Class of Certificates. Alternatively, such interest may be equal to all or a portion (which portion will be determined as described in the related Prospectus Supplement) of the interest due on the related Contracts during one or more Collection Periods occurring prior to such Distribution Date. Classes of Certificates that do not entitle the holders thereof to receive distributions of principal may nevertheless entitle such holders to receive interest distributions calculated on this basis. If, due to liquidation losses or other circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available to make distributions of interest to the holders of the Certificates of a Class are less than the amount of interest computed as described above, the deficiency may be made up from other sources, but only to the extent, if any, specified in the related Prospectus Supplement. See "Credit and Liquidity Enhancement" herein and the applicable Prospectus Supplement.

C. Residual Interests.......  If specified in the related Prospectus
                              Supplement, a Class of Certificates in any Series may evidence a residual interest in the related Trust Fund (the "Residual Interest"). Any such Class will not have been registered under the Securities Act and will not be offered or sold pursuant to this Prospectus. Certificates evidencing a Residual Interest will not have the features described above. Rather, unless otherwise specified in such Prospectus Supplement, such Certificates will entitle the holders thereof to receive distributions from amounts collected on the Contracts which would not be needed to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the related Trust Fund) in the absence of liquidation losses or other events resulting in deficient Contract collections.

                              In addition, if specified in the related
                              Prospectus Supplement, certain or all
                              Certificates evidencing Residual Interests may also entitle the holders thereof to receive additional distributions of assets of the related Trust Fund, to the extent any such assets remain after being applied to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the Trust Fund). The Certificates evidencing a Residual Interest may entitle the holders thereof to distributions at various times throughout the life of the related Trust Fund or only upon termination of the Trust Fund, all as more fully set forth in the related Prospectus Supplement. If an election is made to treat the related Trust Fund as a REMIC, the holders of a Residual Interest in such Trust Fund will be subject to federal income taxation with respect to their ownership of such Residual Interest as described herein under "Certain Federal Income Tax Consequences--REMIC Certificates--D. Taxation of Residual Certificates."

Global Certificates.........  Unless otherwise specified in the related
                              Prospectus Supplement, the Certificates of a Series, or of one or more Classes within a Series, will be issuable in the form of one or more global certificates (each, a "Global Certificate") to be held by Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC"), on behalf of the beneficial owners (the "Certificate Owners") of the Certificates, as described herein under "Description of the Certificates--Global Certificates." If some or all of the Certificates of a Series are issued in the form of one or more Global Certificates, certain monthly and annual reports prepared by the Servicer under the related Agreement will be sent on behalf of the related Trust Fund to Cede and not to the Certificate Owners, as described in "Reports to Certificateholders" above.

Credit and Liquidity
Enhancement.................  The extent, if any, to which a Class of
                              Certificates in any Series may be entitled to the benefit of one or more forms of credit and liquidity enhancement by means of overcollateralization or subordination of one or more Classes of Certificates in such Series, the deposit of funds into one or more spread accounts or other reserve funds, the issuance of one or more letters of credit, surety bonds, or other credit facilities, or a combination thereof, and/or the performance under one or more certificate purchase agreements or other liquidity facilities, or a combination thereof, will be described in the related Prospectus Supplement. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

Advances....................  The extent, if any, to which the Servicer will be required to make advances of delinquent scheduled payments on the Contracts in a Contract Pool will be described in the related Prospectus Supplement.

Optional Termination and
Termination Auction.........  The Servicer has the option to purchase from the
                              Trust Fund all Contracts then outstanding and all other property in the Trust Fund on any Distribution Date after the First Distribution Date if, among other conditions, the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance. See "Description of the Certificates--Optional Termination and Termination Auction" herein. During that period, the Servicer also may direct the Trustee to conduct a Termination Auction for the sale of all Contracts then outstanding in the Trust Fund, and, in any event, if the Servicer has not exercised the option call within 90 days of the first Distribution Date when the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer shall direct the Trustee to conduct a Termination Auction. See "Description of the Certificates--

                              Optional Termination and Termination Auction" herein. Any early termination of the Trust Fund and early retirement of the Certificates that results from the Servicer's exercise of the option call or a successful Termination Auction may have an effect on an investor's yield on such Certificates. See "Prepayment and Yield Considerations" herein and in the Prospectus Supplement.

Federal Income Tax
Consequences................  The federal income tax consequences of the purchase, ownership and disposition of the Certificates in any Series will depend on, among other factors, whether an election is made to treat the related Trust Fund as a REMIC under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). See "Certain Federal Income Tax Consequences--REMIC Certificates" herein for a discussion of the federal income tax consequences of the purchase, ownership and disposition of the Certificates in any Series if such an election is made. See "Certain Federal Income Tax Consequences--Non-REMIC Certificates" for a discussion of the federal income tax consequences of the purchase, ownership and disposition of the Certificates in any Series if such an election is not made.

ERISA Considerations........  A fiduciary of any employee benefit or other plan subject to the Employee Retirement Income
                              Security Act of 1974, as amended ("ERISA"), or
                              Section 4975 of the Code should carefully review with its own legal advisors whether the purchase or holding of Certificates could give rise to a transaction that is prohibited or otherwise impermissible under ERISA or the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement. If specified in the related Prospectus Supplement, certain Certificates sold hereunder will not be transferable to certain benefit plan investors except under the conditions set forth in such Prospectus Supplement.

Legal Investment............  Unless otherwise indicated in the applicable
                              Prospectus Supplement, any Certificates offered hereby that are rated by at least one nationally recognized statistical rating organization in one of its two highest rating categories will generally constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") and, as such, would be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. Certain state laws have overridden SMMEA and, therefore, institutional investors should review with their own legal advisors whether such Certificates would constitute a legal investment. In addition, some Classes of Certificates offered hereby may not be rated in one of the two highest rating categories and thus would not constitute "mortgage related securities." See "Legal Investment" herein and in the related Prospectus Supplement.

Rating......................  It is a condition to the issuance of each Class of Certificates sold under this Prospectus that it be rated at the time of issuance by at least one nationally recognized statistical rating organization in one of its four highest rating categories. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security rating of any Class of Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities, including Certificates in the same Series or Certificates of other Series sold under this Prospectus.

                              Ratings on manufactured housing contract pass-through certificates address the likelihood of the receipt by certificateholders of their allocable share of principal and interest on the underlying manufactured housing contract assets. These ratings address structural and legal aspects associated with such certificates, the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates and the credit quality of the credit enhancer, if any. Ratings on the Certificates do not, however, constitute a statement regarding the likelihood of principal prepayments by Obligors under the Contracts in the related Contract Pool, the degree by which prepayments made by such Obligors might differ from those originally anticipated or whether the yield originally anticipated by investors of any Series of Certificates may be adversely affected as a result of such prepayments. As a result, investors of any Series of Certificates might suffer a lower than anticipated yield. See "Rating" herein and in the related Prospectus Supplement.

                                 RISK FACTORS

  Prospective purchasers of Certificates should consider, among other things, the following factors in connection with the purchase of Certificates. This Prospectus contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in the forward-looking statements as a result of the risk factors set forth below and elsewhere in this Prospectus.

  1. Limited Liquidity. There can be no assurance that a secondary market will develop for Certificates or, if it does develop, that it will provide the holders of Certificates with liquidity of investment or that it will remain for the term of such Certificates.

  2. Book-entry Form. To the extent any Certificate is represented by a Global Certificate, the issuance of such Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates. See "Description of the Certificates--Global Certificates" herein.

  3. Prevailing Economic Conditions. An investment in Certificates may be affected by, among other things, a downturn in national, regional or local economic conditions. The geographic location of the Manufactured Homes in any Contract Pool at origination of the related Contract will be set forth in the related Prospectus Supplement under "The Contract Pool." Regional and local economic conditions are often volatile and, historically, regional and local economic conditions, as well as national economic conditions, have affected the delinquency, loan loss and repossession experience of manufactured housing installment sales contracts and/or installment loan contracts (hereinafter generally referred to as "contracts" or "manufactured housing contracts"). Sufficiently high delinquencies and liquidation losses on the Contracts in any contract pool will have the effect of reducing, and possibly eliminating, the protection against loss afforded by any credit enhancement supporting any Class of the related Certificates. If such protection is eliminated with respect to a Class of Certificates, the holders of such Certificates will bear all risk of loss on the related Contracts and will have to rely on the value of the related Manufactured Homes for recovery of the outstanding principal of and unpaid interest on any defaulted Contracts in the related Contract Pool. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

  4. Liquidation Losses and Credit Risk. Manufactured housing generally depreciates in value, regardless of its location. Thus, Certificateholders should expect that, as a general matter, the market value of any Manufactured Home will be lower than the outstanding balance of the related Contract. To the extent that the Servicer is required to repossess Manufactured Homes because of owner defaults under the Contracts, liquidation losses will likely occur. The primary protection of Certificateholders against these liquidation losses comes from three sources: first, the amount (the "Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during a Collection Period exceeds interest distributions due to the holders of the Regular Certificates and the Monthly Servicing Fee; second, any Credit Facility or Reserve Fund that may support one or more Classes of Certificates, and third, as to the holders of Senior Certificates, the subordination in interest of the junior Classes of Certificates. The amount of Excess Interest can vary from Contract Pool to Contract Pool, and will be reduced if interest-only Certificates are issued. If the liquidation losses exceed the amount of Excess Interest and any Credit Facility or Reserve Fund, the payments on Certificates will be delayed and losses are likely to occur that will be borne by the holders of the Certificates. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses. See "The Contract Pools" and "Credit and Liquidity Enhancement" herein and in the related Prospectus Supplement.

  5. No Recourse. Neither Bank of America nor Bank of America, FSB nor any of their affiliates will have any obligations with respect to any Series of Certificates except, in the case of the Sellers, for obligations arising from certain representations and warranties of Bank of America and Bank of

America, FSB, as the case may be, with respect to the Contracts sold by it in the related Contract Pool, and, in the case of Bank of America, FSB, for certain contractual servicing obligations, each as further described herein. In all other respects, the purchase of any Certificate will be without recourse unless the related Prospectus Supplement (i) specifies that some or all of the Contracts evidenced by such Certificate are partially guaranteed by the Veterans Administration or partially insured by the Federal Housing Administration, or (ii) describes one or more forms of credit or liquidity enhancement supporting distributions on the related Certificates. SUBJECT ONLY TO THE FOREGOING EXCEPTIONS, PROCEEDS FROM THE ASSETS IN THE RELATED TRUST FUND WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE CERTIFICATES OF THE RELATED SERIES. THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF BANK OF AMERICA, BANK OF AMERICA, FSB, THEIR PARENT CORPORATION, BANKAMERICA CORPORATION, OR ANY AFFILIATE THEREOF, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

  6. Security Interests of the Trust Fund in the Manufactured Homes. On the date of initial issuance of Certificates in any Series, Bank of America or Bank of America, FSB or both will convey the related Contracts to the related Trust Fund. Bank of America, FSB, through its division, BankAmerica Housing Services, as Servicer, will obtain and maintain physical possession of the Contract documents as custodian and agent for the related Trustee. Each Contract is secured by a security interest in a Manufactured Home and, in the case of Land Home Contracts or Land-in-Lieu Contracts (both as defined herein), the real estate on which the related Manufactured Home is located. Perfection of security interests in the Manufactured Homes and enforcement of rights to realize upon the value of the Manufactured Homes as collateral for the Contracts are subject to a number of federal and state laws, including the Uniform Commercial Code (the "UCC") as adopted in the states in which the Manufactured Homes are located and such states' certificate of title statutes, and, in the case of Land Home Contracts or Land-in-Lieu Contracts, their real estate laws. Under such federal and state laws, a number of factors may limit the ability of a holder of a perfected security interest in Manufactured Homes to realize upon such Manufactured Homes or may limit the amount realized to less than the amount due under the related Contract. See "Certain Legal Aspects of the Contracts--Security Interests in the Manufactured Homes" and "Land Home and Land-in-Lieu Contracts" herein.

  Unless otherwise specified in the related Prospectus Supplement, the certificates of title for the Manufactured Homes (including Manufactured Homes securing Contracts which are purchased by SPFSC and then conveyed by Bank of America to the related Trust Fund) will show "Security Pacific Financial Services, a Division of Bank of America, FSB" (the name under which the BankAmerica Housing Services division of Bank of America, FSB conducted its business from approximately February 1993 to February 1994), "Security Pacific Housing Services, a Division of Bank of America, FSB" (the name under which the BankAmerica Housing Services division of Bank of America, FSB was conducted its business from approximately February 1994 to June 1995), "Bank of America, FSB," or "BankAmerica Housing Services, a division of Bank of America, FSB" as the lienholder; the UCC financing statements, where applicable, will show Bank of America, FSB (under one of the foregoing names) as secured party. Because of the expense and administrative inconvenience involved, Bank of America, FSB will not amend the certificates of title to change the lienholder specified therein to the relevant Trustee at the time Contracts are conveyed to a Trust Fund, and will not execute any transfer instrument (including, among other instruments, UCC-3 assignments) relating to any Manufactured Home in favor of the relevant Trustee or deliver any certificate of title to such Trustee or note thereon such Trustee's interest. Similarly, Bank of America, FSB will not record an assignment to the Trustee of the mortgage or deed of trust securing each Land Home or Land-in-Lieu Contract. In some states, in the absence of such an amendment, notation, execution, delivery or recordation of assignment, the assignment to the Trustee of the security interest in the Manufactured Homes, or the mortgage or deed of trust securing a Land Home Contract, may not be effective or such security interest may not be perfected. If any otherwise effectively assigned security interest in favor of the Trustee is not perfected, such assignment of the security interest to the Trustee may not be effective against creditors of Bank of America, FSB, which continues to be specified as lienholder on any certificate of title or as secured party on any UCC filing, or against a receiver or conservator of Bank of America, FSB. See "Description of the Certificates--Conveyance of Contracts" in the applicable Prospectus Supplement for a description of certain limited circumstances under which Bank of America, FSB or Bank of America, as the case may be, will be obligated to repurchase, or at its option substitute another contract for, a Contract sold by it if, as a result of the failure by Bank of America, FSB to take any action described above in this paragraph with respect to the related Manufactured Home, the Trustee does not have a perfected first-priority security interest in such Manufactured Home or real property, if any.

  7. Federal and State Consumer Protection Laws. Numerous federal and state consumer protection laws could adversely affect the interest of any Trust Fund in the Contracts comprising the related Contract Pool. For example, as described herein under "Certain Legal Aspects of the Contracts--Consumer Protection Laws," the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") could, under certain circumstances, cap the amount of interest that may be charged on certain Contracts at 6% per annum and may hinder the ability of the Servicer to foreclose on such Contracts in a timely fashion. In addition, other federal and state consumer protection laws impose requirements on lending under installment sales contracts and installment loan agreements such as the Contracts, and the failure by the lender or seller of goods to comply with such requirements could give rise to liabilities of assignees for amounts due under such agreements and the right of set-off against claims by such assignees. These laws could apply to any Trust Fund as assignee of the related Contracts. Pursuant to each Agreement, Bank of America, FSB or Bank of America or both of them, as the case may be, will represent and warrant that each Contract sold by it complies with all requirements of law. To the extent described in the applicable Prospectus Supplement under "Description of Certificates--Conveyance of Contracts," a breach of any such representation or warranty that materially and adversely affects the related Trust Fund's interest in a Contract will create an obligation by Bank of America, FSB or Bank of America, as the case may be, to repurchase, or at its option substitute another contract for, such Contract, unless such breach is cured within the time period specified in the related Agreement. Neither Bank of America, FSB nor Bank of America will have any obligation to repurchase any Contract because of limitations imposed under the Relief Act, however.

  8. Prepayment Considerations. The prepayment experience on the Contracts underlying any Series of Certificates (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of such Certificates. Prepayments on the Contracts in any Contract Pool may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality and interest rates. Other factors affecting prepayment on such Contracts include changes in housing needs, job transfers and unemployment. In addition, in the event a partial prepayment is made on a Contract, or a Contract is prepaid in full, interest on such Contract to the extent of such prepayment will cease to accrue as of the date of prepayment. If with respect to any Trust Fund such prepayments and related interest shortfalls were sufficiently high during a Collection Period, the Available Distribution Amount (as defined in the applicable Prospectus Supplement) for the related Distribution Date could be less than the amount of principal and interest that would be distributable to the related Certificateholders in the absence of such shortfalls. See "Prepayment and Yield Considerations" herein and in the related Prospectus Supplement.

  9. Difficulty in Pledging. To the extent transactions in Certificates can be effected only through DTC, participating organizations, indirect participants and certain banks, the ability of a Certificate Owner to pledge any such Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Certificates, may be limited due to the lack of physical certificates representing any such Certificate. See "Description of the Certificates--Global Certificates" herein.

  10. Potential Delays in Receipt of Distributions. To the extent any Certificate is represented by a Global Certificate, Certificate Owners with respect thereto may experience some delay in their receipt of distributions. Distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein), which will thereafter credit them to the accounts of Certificate Owners either directly or indirectly through indirect participants. See "Description of the Certificates--Global Certificates" herein.

  11. Insolvency, Receivership or Bankruptcy of Contract Sellers. In the event of an insolvency, conservatorship or receivership of Bank of America, FSB or Bank of America, as the case may be, or the insolvency or bankruptcy of any affiliate thereof that has sold Contracts to Bank of America or Bank of America, FSB and becomes a debtor in a proceeding under the federal bankruptcy code, the sale of Contracts by Bank of America or Bank of America, FSB or both of them, or the sale of Contracts by an insolvent affiliate to either of them, as the case may be, could be recharacterized as a borrowing secured by a pledge of the Contracts. Such an attempt, even if unsuccessful, could result in delays in or reductions of distributions on the Certificates. See "Other Considerations" herein.

  12. Insolvency, Conservatorship or Receivership of Servicer. In the event of a conservatorship or receivership of Bank of America, FSB (of which BankAmerica Housing Services is an unincorporated division), the receiver or conservator could prevent the termination of Bank of America, FSB as Servicer if no event of default under the applicable Agreement exists other than the receivership or conservatorship or insolvency of the Servicer. Such restriction could result in a delay or possibly a reduction in payments on the Certificates to the extent Bank of America, FSB received (but did not deposit with the trustee) Contract collections before the date of receivership or conservatorship. See "Other Considerations" herein.

                              THE CONTRACT POOLS

  Each Contract contained in a Contract Pool will have been (i) originated by Bank of America, by Bank of America, FSB, acting through its division, BankAmerica Housing Services or by SPFSC or purchased by Bank of America, Bank of America, FSB, acting through its division, BankAmerica Housing Services or by SPFSC from a manufactured housing dealer on an individual basis in the ordinary course of its business and/or (ii) purchased by Bank of America, by Bank of America, FSB, acting through its division, BankAmerica Housing Services, or by SPFSC, from one or more governmental agencies or instrumentalities and/or from one or more other lenders or finance companies (including affiliates of the Sellers) that purchase and hold manufactured housing contracts ("Bulk Sellers"), all as more particularly specified in the related Prospectus Supplement. Each Contract will be secured by a new or used Manufactured Home and, in the case of a Land Home or Land-in-Lieu Contract, by real property upon which the Manufactured Home is located. Unless otherwise specified in the related Prospectus Supplement, the Contracts will not be insured by any governmental agency or instrumentality. However, if so specified in the related Prospectus Supplement, some or all of the Contracts and collections thereon will, subject to the conditions described below, be partially insured by the Federal Housing Administration or partially guaranteed by the Veterans Administration.

  On the date of initial issuance of the Certificates of any Series, Bank of America, Bank of America, FSB or both of them will convey the Contracts comprising the related Contract Pool to the related Trust Fund. Bank of America, FSB, through its division, BankAmerica Housing Services, as Servicer, will obtain and maintain possession of all Contract documents.

  Unless otherwise specified in the applicable Prospectus Supplement, the Agreement relating to each Contract Pool will require the related Manufactured Homes to comply with the requirements of certain federal statutes which generally would require the Manufactured Homes to have a minimum of 400 square feet of living space and a minimum width of 102 inches and to be of a kind customarily used at a fixed location. Such statutes would also require the Manufactured Homes to be transportable in one or more sections, built on a permanent chassis and designed to be used as dwellings, with or without permanent foundations, when connected to the required utilities. The statutes also would require that the security interest in any Manufactured Home include the plumbing, heating, air conditioning and electrical systems relating to such Manufactured Home.

  Each Agreement will require the Servicer to maintain hazard insurance policies with respect to each Manufactured Home in the amounts and manner set forth herein under "Description of the Certificates--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer--A. Hazard Insurance Policies." Generally, no other insurance will be required with respect to the Manufactured Homes, the Contracts or any Contract Pool.

  Each Contract Pool may contain actuarial or simple interest Contracts (as further described below) bearing a Contract Rate that is fixed or variable or increases in specified increments on particular dates (a "Step-Up Rate"). The rate at which the Contracts in a particular Contract Pool bear interest will be further described in the applicable Prospectus Supplement. Unless otherwise specified in the applicable Prospectus Supplement, each Contract will provide for payments on scheduled monthly due dates (each, a "Due Date"). The day of each month constituting the Due Date will vary from Contract to Contract. Unless the Contracts bear interest at a variable rate, the scheduled payment due on each monthly Due Date (the "Scheduled Payment") will be specified in the Contract. The Scheduled Payments for fixed-rate Contracts will be constant assuming no prepayments. Unless otherwise specified in the applicable Prospectus Supplement, the Scheduled Payments for Contracts bearing interest at a Step-Up Rate ("Step-Up Rate Contracts") will increase on the dates on which the Contract Rates are stepped up. In addition, unless otherwise specified in the related Prospectus Supplement, the Contracts may be prepaid in full or in part at any time.

  Unless otherwise stated in the applicable Prospectus Supplement, Scheduled Payments whether for actuarial or simple interest Contracts, may be paid prior to their Due Dates, whether in, or in months prior to, the months of their Due Dates. Thus, the obligor under a Contract (each, an "Obligor") may, in June, pay the Scheduled Payments due in June, July and August. In that event, no further payment will become due on such Contract until the September Due Date. In the case of a simple interest Contract, the Obligor would have to instruct the Servicer to apply such payment as a pay-ahead of future Scheduled Payments; otherwise such payment would be applied as a partial principal prepayment. There is no limit to the number of Scheduled Payments that may be paid ahead in this manner. The effect of paid-ahead Scheduled Payments will be different for actuarial Contracts than for simple interest Contracts, as further described below.

  The Scheduled Payments for each actuarial Contract (whether a fixed rate Contract or a Step-Up Rate Contract) will fully amortize the principal balance of the Contract over its term. The portion of each Scheduled Payment allocable to principal is equal to the total amount thereof less the portion allocable to interest. The portion of each Scheduled Payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest on the principal balance of the Contract, which principal balance is determined by reducing the initial principal balance by the principal portion of all Scheduled Payments that were due in prior months (whether or not such Scheduled Payments were timely made) and all prior partial principal prepayments. Thus, each Scheduled Payment will be applied to interest and to principal in accordance with a precomputed allocation, whether such Scheduled Payments are received in advance of or subsequent to their Due Dates. Unless otherwise specified in the applicable Prospectus Supplement, all payments received in a Collection Period on an actuarial Contract in excess of the related Obligor's Scheduled Payment (other than payments not allocated to principal and interest (such as late payment charges) or payments sufficient to pay in full the outstanding principal balance of and all accrued and unpaid interest on such Contract) are applied as a partial prepayment of principal on the Contract, unless (i) the related Obligor notifies or confirms with the Servicer that such payments are to be applied to future Scheduled Payments in the order of the Due Dates of such payments or (ii) the amount of such excess payment is approximately equal (subject to a variance of plus or minus 10%) to the amount of a future Scheduled Payment.

  The Scheduled Payments for each simple interest Contract (whether a fixed rate Contract or a Step-Up Rate Contract) would, if made exactly on their respective Due Dates, result in a nearly full amortization of the Contract. However, each such Scheduled Payment will be applied when received first to accrued interest on the unpaid principal balance of the Contract (computed on a daily simple interest basis) and then to principal. Thus, the portions of each such Scheduled Payment allocable to principal and interest will depend on the amount of interest accrued to the date payment is received. Unless otherwise stated in the applicable Prospectus Supplement, no Scheduled Payment on a Contract will be considered to be delinquent once 90% of the amount thereof is received. Late payments or payments of less than 100% of any Scheduled Payment on a simple interest Contract will result in such Contract amortizing more slowly than originally scheduled and could extend the maturity date of any such Contract beyond its original scheduled maturity date.

  Under certain circumstances, the amount of accrued interest on a simple interest Contract could exceed the amount of the Scheduled Payment. This could happen, for example, in the case of delinquency, or in the case of the first Scheduled Payment due after one or more Scheduled Payments have been paid ahead as described above (because interest continues to accrue on simple interest Contracts during the months in which the paid-ahead Scheduled Payments would have become due). In any such event, the entire amount of the payment will be allocated to interest, and although some accrued interest will remain unpaid, the unpaid interest will not be added to the principal balance of the Contract and will not bear interest. Under other circumstances, no interest will have accrued between the dates of receipt of Scheduled Payments on simple interest Contracts. This could be the case if, for example, one or more Scheduled Payments were paid ahead on a Due Date occurring in a month prior to the months in which such Scheduled Payments would have become due, as described above. In that event, the entire amount of such paid-ahead Scheduled Payments generally will be allocated to principal.

  Variable rate Contracts may be either actuarial or simple interest Contracts. Unless otherwise specified in the related Prospectus Supplement, the Scheduled Payments on variable rate Contracts will be allocated between principal and interest as described above for actuarial Contracts and simple interest Contracts, respectively, based upon the Contract Rate in effect when such Scheduled Payments are due. Unless otherwise specified in the related Prospectus Supplement, the amounts of such Scheduled Payments will be adjusted, on the basis described in such Prospectus Supplement, whenever the related variable rate is adjusted.

  If so specified in the applicable Prospectus Supplement, the related Contract Pool may contain Contracts which combine certain features of actuarial and simple interest Contracts as follows: Scheduled Payments will be applied to principal and interest as if such Contracts were actuarial Contracts, but if any such Contract is prepaid in full, the amount required to be paid will be calculated as if the Scheduled Payments received prior to the date of prepayment were applied to principal and interest in the same manner as they would have been had such Contract been a simple interest Contract.

  If specified in the related Prospectus Supplement, certain Contracts ("Land Home Contracts" and "Land-in-Lieu Contracts") will also be secured by liens on the real estate on which the related Manufactured Homes are located. Unless otherwise specified in the related Prospectus Supplement, all Land Home Contracts will have financed the purchase of the related Manufactured Home together with the real estate on which the Manufactured Home is located. In certain jurisdictions, a lender cannot obtain separate evidence of its lien on the Manufactured Home securing a Land Home Contract and its lien on the property on which the Manufactured Home is located. In those jurisdictions, the only evidence of liens on the Manufactured Homes securing Land Home Contracts will be the deeds of trust, mortgages or similar security instruments (in each case, a "Mortgage") on the real estate on which the Manufactured Homes are located. It is a policy of Bank of America, FSB, acting through its division, BankAmerica Housing Services, to obtain title insurance policies, where available, with respect to any such Contract that it originates insuring that the related Manufactured Home is subject to the lien of the related Mortgage, although title policies may not have been obtained with respect to Land Home Contracts acquired from Bulk Sellers and some title insurers will not insure the Manufactured Home unless it is permanently attached to the land. Where the real estate on which the related Manufactured Home is located is owned by the related Obligor, the Obligor may provide a Mortgage on the real estate in lieu of all or part of any required down payment for any such Contract. Any such Contract is referred to herein as a "Land-in-Lieu Contract" rather than a "Land Home Contract." Generally, separate evidences of liens on Manufactured Homes and the real property securing Land-in-Lieu Contracts are obtained. However, no title insurance is obtained in respect of such Contracts. See "Certain Legal Aspects of the Contracts--Land Home and Land-in-Lieu Contracts" herein.

  A Contract Pool may include "staged-funding" Contracts which provide multiple disbursements to an Obligor to finance the purchase of a Manufactured Home or the acquisition or improvement of the real estate on which the Manufactured Home will be located. The Obligor pays only the interest on the disbursed amount of the loan (or an additional origination fee which is financed, in lieu of interest) until the final disbursement, and, following the final disbursement, pays both interest and principal. Bank of America, FSB will represent and warrant in the Agreement that all staged-funding Contracts included in a Contract Pool will be fully disbursed within 90 days after the Closing Date, and, if any staged-funding Contract is not fully disbursed within 90 days after the Closing Date, Bank of America, FSB will repurchase that staged-funding Contract on the next Distribution Date.

  The Prospectus Supplement relating to each Series of Certificates will provide information as of the Cut-off Date for such Series with respect to, among other things, (i) the number, the aggregate principal balance, and the range of outstanding principal balances of the Contracts comprising the related Contract Pool; (ii) the weighted average of the Contract Rates ("Weighted Average Contract Rate") of the Contracts and the distribution of Contract Rates; (iii) the weighted average original and remaining terms to maturity of the Contracts and the distribution of remaining terms to maturity;
(iv) the average outstanding principal balance of the Contracts; (v) the geographical distribution of the related Manufactured Homes at origination;
(vi) the years of origination of the Contracts; (vii) the distribution of original principal balances of the Contracts; (viii) the percentage amount of Contracts secured by new or used Manufactured Homes; (ix) the range of and weighted average loan-to-value ratios at origination; and (x) the month and year in which the final scheduled payment date for the Contract with the latest maturity is scheduled to occur. If a Contract Pool contains Step-Up Rate Contracts, the related Prospectus Supplement will specify the percentage of the Contract Pool comprised of such Contracts, the period during which the Contract Rates for such Contracts will be stepped up, the range of increases in such Contract Rates and the range of increases in the Scheduled Payments for such Contracts. If a Contract Pool contains variable rate Contracts, the related Prospectus Supplement will contain a description of the basis on which such rates are determined, including any maximum or minimum rates and the frequency with which any such rate adjusts. The Prospectus Supplement relating to a Series of Certificates also will contain certain information about Contracts in the related Trust Fund that are Land Home Contracts, Land-in-Lieu Contracts or Contracts that are partially guaranteed by the Veterans Administration or partially insured by the Federal Housing Administration. In addition, to the extent Bank of America's or Bank of America, FSB's management believes such information to be material, any Prospectus Supplement may also include additional information concerning the related Contract Pool that is stored in the electronic data processing system of the BankAmerica Housing Services division of Bank of America, FSB.

  See "The Sellers" herein for a description of certain origination and underwriting practices of Bank of America, FSB with respect to manufactured housing contracts that have been originated by Bank of America, FSB, acting through its division, BankAmerica Housing Services, or have been purchased by Bank of America, FSB, acting through its division, BankAmerica Housing Services, or by SPFSC on an individual basis. To the extent any Contracts in a Contract Pool were purchased by one or more of the Sellers from one or more Bulk Sellers, the applicable Prospectus Supplement will contain a description of certain practices observed by such Seller or the Sellers, as the case may be, in connection with any such purchase.

                                  THE SELLERS

BANK OF AMERICA, FSB

  Bank of America, FSB is a federal savings bank and wholly owned subsidiary of BankAmerica Corporation. As of June 30, 1997, Bank of America, FSB and its consolidated subsidiaries accounted for approximately 5.4% of the consolidated total assets of BankAmerica Corporation and constituted BankAmerica Corporation's sixth largest bank subsidiary. As of June 30, 1997, and based on the Thrift Financial Report of Bank of America, FSB at such date, Bank of America, FSB and its consolidated subsidiaries had total deposits of $1.9 billion, total assets of $13.8 billion and capital and surplus of $1.4 billion. Bank of America, FSB's headquarters are located in Portland, Oregon, and its administrative offices are located at 555 California Street, San Francisco, California 94104 (telephone 415-622-2220).

BANKAMERICA HOUSING SERVICES, A DIVISION OF BANK OF AMERICA, FSB

  Bank of America, FSB has conducted its business of purchasing and originating manufactured housing installment contracts through its unincorporated division, BankAmerica Housing Services. BankAmerica Housing Services is not a separate legal entity from Bank of America, FSB, and all references in this Prospectus and any Prospectus Supplement to BankAmerica Housing Services (unless otherwise specified herein) are intended to reflect its status as a division of, and not a corporate entity separate from, Bank of America, FSB. In the fourth quarter of 1992, Bank of America, FSB, through its division, BankAmerica Housing Services, began purchasing and originating manufactured housing installment contracts through the regional offices in the United States of its affiliate, Security Pacific Housing Services, Inc. ("SPHSI"). Prior to that time, SPHSI conducted the business of purchasing, originating, servicing and selling manufactured housing contracts. SPHSI discontinued the conduct of that business in July 1993, transferring to the BankAmerica Housing Services division of Bank of America, FSB the regional office structure, systems and employees relating to that business. The applicable Prospectus Supplement will contain a description of SPHSI's loan origination and underwriting practices for any Contract contained in the related Contract Pool that was originated or purchased by SPHSI on an individual basis in the ordinary course of its business. The principal office of BankAmerica Housing Services division of Bank of America, FSB is located at 10089 Willow Creek Road, San Diego, California 92131-2447 (telephone 619-549-
4700).

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

  Bank of America, a wholly-owned subsidiary of BankAmerica Corporation, is a national banking association. As of June 30, 1997, Bank of America and its consolidated subsidiaries accounted for approximately 87% of the consolidated total assets of the BankAmerica Corporation and constituted

BankAmerica Corporation's largest bank subsidiary. As of June 30, 1997, and based on the Consolidated Report of Condition of Bank of America at such date, Bank of America and its consolidated subsidiaries had total deposits of $164.7 billion (including deposits from BankAmerica Corporation and other subsidiaries of BankAmerica Corporation of $5.2 billion), total assets of $224.3 billion and capital and surplus of $16.3 billion. Bank of America's headquarters are located at 555 California Street, San Francisco, California 94104 (telephone 415-622-3530).

  Currently, Bank of America originates and purchases manufactured housing contracts but does not purchase on an individual basis any of the manufactured housing contracts originated or purchased by Bank of America, FSB. Bank of America expects that any Contracts it conveys to a Trust Fund will have been originated or purchased by Bank of America, FSB, acting through its division, BankAmerica Housing Services, on an individual basis, transferred by Bank of America, FSB to SPFSC (as further described under "--Loan Originations." below), and purchased by Bank of America from SPFSC immediately prior to Bank of America's conveyance of such Contracts to a Trust Fund. If any Contracts that Bank of America conveys to a Trust Fund are not transferred between Bank of America, FSB, SPFSC and Bank of America in the foregoing manner, the related Prospectus Supplement will describe the conveyances for such Contracts from such Contracts' origination to their conveyance to the related Trust Fund.

SECURITY PACIFIC FINANCIAL SERVICES OF CALIFORNIA, INC.

  SPFSC is a subsidiary of Bank of America and an affiliate of Bank of America, FSB. In the second quarter of 1994, SPFSC began purchasing certain contracts on an individual basis from Bank of America, FSB. SPFSC's headquarters are located in San Diego, California (telephone 619-578-6150).

LOAN ORIGINATIONS

  Bank of America, FSB, through its division, BankAmerica Housing Services, purchases and originates manufactured housing contracts on an individual basis through 46 regional offices throughout the United States, serving 48 states. Through the regional offices of BankAmerica Housing Services, Bank of America, FSB arranges to purchase manufactured housing contracts originated by manufactured housing dealers located throughout the United States. Generally, these purchases result from BankAmerica Housing Services division's regional office personnel contacting dealers located in their regions and explaining Bank of America, FSB's available financing plans, terms, prevailing rates and credit and financing policies. If a dealer wishes to make such financing available to its customers, the dealer must apply for dealer approval. Upon satisfactory results of BankAmerica Housing Services division's investigation of the dealer's creditworthiness and general business reputation, Bank of America, FSB and the dealer will enter into a dealer agreement. Bank of America, FSB, through its BankAmerica Housing Services division, also originates manufactured housing contracts directly with customers.

  Prior to a regulatory amendment that became effective October 30, 1996, a federal savings bank, such as Bank of America, FSB, could not maintain in its portfolio any manufactured housing contract that had a term to maturity of more than twenty years or any manufactured housing contract with respect to which the financed amount was greater than 90% of the value of the manufactured home. Manufactured housing contracts that could not be maintained in the portfolio of Bank of America, FSB for these reasons were acquired by SPFSC on an individual basis at or about the time such contracts were originated or purchased by Bank of America, FSB. The documents of title in respect of a Contract sold by Bank of America, FSB to SPFSC, then by SPFSC to Bank of America and then by Bank of America to any Trust Fund will show Bank of America, FSB as the lienholder. Since January 1997, under the new regulatory amendment, Bank of America, FSB has originated and held all manufactured housing contracts. See "Risk Factors--Security Interests in the Manufactured Homes" and "Certain Legal Aspects of the Contracts--Security Interests in the Manufactured Homes" herein.

  In addition to purchasing and originating manufactured housing contracts and installment loan agreements on an individual basis, Bank of America, FSB, acting through its division, BankAmerica Housing Services, makes bulk purchases of manufactured housing contracts. These bulk purchases may be from the portfolios of other lenders or finance companies (including affiliates of Bank of America, FSB), the portfolios of governmental agencies or instrumentalities or the portfolios of other entities that purchase and hold manufactured housing contracts. Moreover, Bank of America, FSB, acting through its division, BankAmerica Housing Services, on behalf of other owners (including SPFSC), services manufactured housing contracts that were not purchased or originated by Bank of America, FSB. Currently, the servicing of all such contracts is, and Bank of America, FSB's management currently anticipates, that servicing of all such contracts will continue to be, performed through the BankAmerica Housing Services division's manufactured housing regional office system. However, Bank of America, FSB can provide no assurance that this will continue to be the case.

  The general practices of the BankAmerica Housing Services division of Bank of America, FSB with regard to the origination of contracts and the purchase of contracts from manufactured housing dealers are described below under "-- Underwriting Practices." See "--Servicing" below for a description of certain of Bank of America, FSB's servicing practices.

UNDERWRITING PRACTICES

  With respect to each retail manufactured housing contract that is purchased from a dealer, the general practice of Bank of America, FSB, acting through its division, BankAmerica Housing Services, is to have the dealer submit the customer's credit application, manufacturer's invoice (if the contract is for a new home) and certain other information relating to the contract to the applicable regional office of BankAmerica Housing Services division. Personnel at the regional office analyze the creditworthiness of the customer and certain other aspects of the proposed transaction. If the creditworthiness of the customer and other aspects of the transaction are approved by the regional office, the customer and the dealer execute a contract on a form provided or approved in advance by BankAmerica Housing Services division. After the manufactured home financed under the contract is delivered and set up by the dealer, and the customer has moved in, Bank of America, FSB purchases the contract from the dealer.

  Because manufactured homes generally depreciate in value, Bank of America, FSB's management believes that the creditworthiness of a potential obligor should be the most important criterion in determining whether to approve the purchase or origination of a contract. As a result, the underwriting guidelines of BankAmerica Housing Services division generally require, and have required, regional office personnel to examine each applicant's credit history, residence history, employment history and debt-to-income ratio. There is no minimum requirement for any of these criteria, although BankAmerica Housing Services division has developed certain guidelines for employment history and debt-to-income ratios. In the case of employment history, BankAmerica Housing Services division generally requires its regional office personnel to consider whether the applicant has worked continuously for the same employer for at least 24 months and, if not, whether the applicant has worked in the same occupational field for at least 24 months. The recommended debt-to-income ratio for a particular credit application depends on the credit score recommendation (described below) generated for that application. In general, the maximum debt-to-income ratio for each application that is either recommended for approval or approved by the credit scoring system ranges from 70 percent to 53 percent, based on BankAmerica Housing Services division's estimate of the applicant's after-tax income. Although BankAmerica Housing Services division has guidelines for some of these criteria, the division's management does not believe that an applicant's inability to satisfy some of these guidelines warrants denial of credit in all cases. For example, if an applicant fails to meet a guideline by a certain margin for one of the criteria mentioned above, the applicant generally must exceed the threshold for one or more other criteria by a compensating margin for such applicant's credit application to be approved. In addition, in special cases, credit applications are approved even if certain of the criteria are not met. For these reasons, management of BankAmerica Housing Services division believes that the ultimate decision whether to approve or reject a credit application should be made by regional office personnel. To assist personnel in evaluating credit applications, the division began using a Fair-Isaacs credit scoring system in January 1995. The Fair-Isaacs credit scoring system generates a recommendation to approve or deny a credit application based on certain criteria established by BankAmerica Housing Services division. The underwriting guidelines of BankAmerica Housing Services division allow the recommendation generated by the Fair-Isaacs credit scoring system to be used by regional personnel as a guide in determining whether to extend credit to an applicant, but do not require regional personnel to make credit decisions based solely on the system's recommendations. BankAmerica Housing Services division does not disclose the criteria used by this credit scoring system either to regional personnel or to the dealers assisting in the preparation of credit applications. The criteria is periodically reviewed by management at the headquarters of BankAmerica Housing Services division, and modified as necessary. In July, 1997, BankAmerica Housing Services division implemented a new Fair-Isaacs credit scoring system.

  It is the policy of BankAmerica Housing Services division that one authorized person provide written approval of credit applications for amounts up to or equal to certain limits and that two authorized persons provide written approval of credit applications for amounts over those limits. The credit limits established by the division vary with each regional office. In addition, each person authorized to make these credit decisions has to be either a regional manager or another regional office employee to whom the authority to approve credit applications has been delegated. Any such delegated authority may be limited in that the person to whom such authority is delegated may not be authorized to approve credit applications for contracts with initial principal amounts above certain specified levels. The qualifications of all regional office personnel authorized to approve or reject credit applications are reviewed and approved by BankAmerica Housing Services division's senior management. Generally, both the dealer service manager and the credit manager in each regional office (in addition to the regional manager) have authority to approve credit applications. However, each regional office may at various times have additional, or in some cases fewer, personnel authorized to approve or reject credit applications. BankAmerica Housing Services division has no set qualifications for regional managers or for other employees to whom authority to approve credit applications may be delegated; rather, such authority is given commensurate with such manager's or employee's experience.

  It is and has been the policy of BankAmerica Housing Services division that each credit application be approved or rejected within one to seven days after receipt. Thus, there is less time for credit investigation than is the case, for example, with loans for site-built homes. Although BankAmerica Housing Services division's management believes that the seven-day period for approval or rejection of each credit application is consistent with industry practice, no assurance can be given that any credit application that was approved in one to seven days would have been approved if a longer period had been provided for credit investigation.

  The credit review and approval practices of each regional office are subject to internal reviews and audits (which are performed in certain instances by an affiliate of Bank of America, FSB) that, through sampling, examine the nature of the verification of credit histories, residence histories, employment histories and debt-to-income ratios of the applicants and evaluate the credit risks associated with the contracts purchased through such regional offices by rating the obligors on such contracts according to their credit histories, employment histories and debt-to-income ratios. Selection of underwriting files for review is generally made by the personnel performing the examination, without prior knowledge on the part of regional office personnel of the files to be selected for review. However, BankAmerica Housing Services division has no requirement that any specific random selection procedures be followed and no assurance can be given that the files reviewed in any examination process are representative of the contract originations in the related regional office. In addition, no statistical analysis is performed on the results of any such examination of underwriting files.

  Conventional manufactured housing contracts (that is, contracts that are not insured or guaranteed by a governmental agency or instrumentality) currently comprise 100% (by initial principal balance) of the manufactured housing contracts purchased or originated by Bank of America, FSB through its division, BankAmerica Housing Services. However, Bank of America, FSB can provide no assurance that it will not seek to originate or purchase manufactured housing contracts, whether on an individual basis from authorized dealers or in bulk from Bulk Sellers, that are partially insured or guaranteed by one or more governmental agencies or instrumentalities.

  Before May 1994, in the case of conventional manufactured housing contracts secured by new manufactured homes, it was the policy of BankAmerica Housing Services division to finance no more than the lower of (i) 125% of the manufacturer's invoice price plus taxes, insurance, freight charges, certain dealer installed equipment and certain set-up costs and (ii) 90% of the buyer's total cost of any new manufactured home. A buyer's cost includes certain fees, sales tax and certain insurance premiums (including up to five years of premiums on required hazard insurance). Before May 1994, in the case of conventional manufactured housing contracts secured by used manufactured homes, the maximum amount financed by BankAmerica Housing Services was the lower of (i) 90% of retail value, as specified in the National Automobile Dealers Association ("NADA") Mobile/Manufactured Housing Appraisal Guide or the "Kelley Blue Book," plus taxes, insurance, and certain set-up costs, and
(ii) an amount determined by BankAmerica Housing Services using a formula based on the square feet, age and type of manufactured home, plus sales tax, license fee and insurance.

  Since May 1994, it has been the policy of BankAmerica Housing Services division to finance, with respect to new and used manufactured homes, no more than 95% of the total buyer's cost of any manufactured home (including taxes and insurance premiums) plus 100% of the costs attributable to prepaid finance charges and closing costs that are financed. In the case of new manufactured homes, the maximum amount financed also cannot exceed 130% of the manufacturer's invoice price plus taxes, insurance, freight charges, certain dealer installed equipment and certain set-up costs. For used manufactured homes, the amount financed cannot exceed 95% of the retail value, as specified in the NADA Mobile/Manufactured Housing Appraisal Guide or the "Kelley Blue Book" plus taxes, insurance and certain set-up costs. For Land Home and Land-in-Lieu Contracts, it is the policy of BankAmerica Housing Services division to finance no more than (i) 95% of the value of the real property as determined by appraisal or tax assessment, plus the total buyer's cost of the manufactured home (including taxes and insurance premiums), plus the cost of improvements to the land and 100% of the costs attributable to prepaid finance charges and closing costs that are financed or (ii) in the case of a manufactured home that is already located on the land, 95% of the final appraised value of the land and manufactured home together and 100% of the costs attributable to prepaid finance charges and closing costs that are financed. BankAmerica Housing Services division also has had a policy from May 1994 to July 1995 not to finance manufactured housing contracts for terms exceeding 25 years. In July 1995, that policy was modified to permit financing of manufactured housing contracts for terms up to 30 years. Prior to January 1, 1997, manufactured housing Contracts exceeding 90% loan-to-value or 20 years duration were acquired by SPFSC on an individual basis at or about the time such Contracts were originated or purchased by BankAmerica Housing Services. Beginning in January, 1997, all manufactured housing contracts are originated and held by Bank of America, FSB. An OTS amendment that was effective October 30, 1996 removed the loan-to-value and maximum term limitations from the regulations applicable to Federal Savings Banks.

  BankAmerica Housing Services division requires a down payment in the form of cash and/or the trade-in value of a previously owned manufactured home and/or, in the case of Land in Lieu Contracts, an estimated value of equity in real property pledged as an additional collateral. For previously owned homes, the trade-in allowance accepted by the dealer must be consistent with the value of such home determined by BankAmerica Housing Services division in light of current market conditions. The value of real property pledged as additional collateral is estimated by regional personnel or appraisers who are familiar with the area in which the property is located.

  Underwriting policies for the origination or purchase on an individual basis of manufactured housing contracts are established by BankAmerica Housing Services division's management at its headquarters in San Diego and are applicable to all regional offices in BankAmerica Housing Services' manufactured housing regional office system.

  The volume of manufactured housing contracts originated by SPHSI, by Bank of America, FSB acting through its division, BankAmerica Housing Services, or purchased by SPHSI or by Bank of America, FSB acting through its division, BankAmerica Housing Services, from dealers on an individual basis for the periods indicated below and certain other information at the end of such periods are as follows:

  Contracts Originated or Purchased on an Individual Basis (Dollars in
Thousands)

                                       YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------
                            1992      1993       1994        1995        1996
                          --------  --------  ----------  ----------  ----------
Principal Balance of
 Contracts
 Purchased(1)(2)........  $758,757  $873,227  $1,248,346  $2,586,896  $2,990,081
Number of Contracts Pur-
 chased (1).............    32,752    35,645      46,865      87,407      91,033
Average Contract Size
 (2)....................  $   23.2  $   24.5  $     26.6  $     29.6  $     32.8
Weighted Average Con-
 tract Rate (2).........     11.55%    10.03%      10.68%      10.04%       9.52%
Number of Regional Of-
 fices (3)..............        23        26          35          38          40

--------
(1) Does not include any portfolios acquired in bulk from third parties. Includes only contracts originated by SPHSI or by Bank of America, FSB through its BankAmerica Housing Services division or purchased from dealers.
(2) Based on principal balance or Contract Rate, as applicable, at the time of origination or purchase in the specified period.
(3) Includes regional offices in the United States originating or purchasing manufactured housing contracts as of the end of the time period.

SERVICING

  Bank of America, FSB, through the manufactured housing regional office system of its division, BankAmerica Housing Services, services all of the manufactured housing contracts that it purchases or originates, whether on an individual basis or in bulk. Generally, whenever any contracts are sold, Bank of America, FSB will retain servicing responsibilities with respect to such contracts. In addition, Bank of America, FSB has made arrangements, and is actively seeking further arrangements, pursuant to which it services, or would service, manufactured housing contracts owned by other entities. Such contracts would not be purchased by Bank of America, FSB. Generally, such servicing responsibilities are, and would be, carried out through the manufactured housing regional office system of its division, BankAmerica Housing Services. Bank of America, FSB, through its division, BankAmerica Housing Services, also services contracts purchased on an individual basis or in bulk by SPHSI or SPFSC, as well as those previously serviced (but not owned) by SPHSI. Servicing responsibilities include collecting principal and interest payments, taxes, insurance premiums and other payments from obligors and, when such contracts are not owned by Bank of America, FSB, remitting principal and interest payments to the owners thereof, to the extent such owners are entitled thereto. Collection procedures include repossession and resale of manufactured homes securing defaulted contracts (and foreclosure if land is involved) and, if deemed advisable by Bank of America, FSB, entering into workout arrangements with obligors under certain defaulted contracts. Although decisions as to whether to repossess any manufactured home are made on an individual basis, Bank of America, FSB's general policy is to institute repossession procedures promptly after regional office personnel determine that it is unlikely that a defaulted contract will be brought current, and thereafter to diligently pursue the resale of such manufactured homes. See "--Delinquency and Loan Loss/Repossession Experience" below and "The Seller(s)" in the Prospectus Supplement for any Series of Certificates offered hereby for certain historical statistical data relating to the delinquency and repossession experience of the contracts serviced through the manufactured housing regional office system of BankAmerica Housing Services division. The following table shows the size of the portfolio of manufactured housing contracts serviced (including contracts already in repossession) by the manufactured housing regional office system of SPHSI and now Bank of America, FSB, acting through its division, BankAmerica Housing Services, as of the dates indicated:

                          SIZE OF SERVICED PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                             AT DECEMBER 31,
                          ------------------------------------------------------
                             1992       1993       1994       1995       1996
                          ---------- ---------- ---------- ---------- ----------
Unpaid Principal Balance
 of Contracts Being
 Serviced...............  $4,028,114 $4,337,902 $4,877,858 $6,739,285 $8,660,898
Average Unpaid Principal
 Balance................  $     18.6 $     19.0 $     19.8 $     22.2 $     24.4
Number of Contracts Be-
 ing Serviced...........     216,714    228,452    246,572    303,739    355,664

DELINQUENCY AND LOAN LOSS/REPOSSESSION EXPERIENCE

  The delinquency, repossession and loan loss experience shown in the following tables for the periods referenced therein is for illustrative purposes only, and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to a Trust Fund will be similar to that set forth below. Differences between the related Contract Pool and the serviced portfolio as a whole as to interest rates, borrower characteristics and location and type of collateral may result in significant differences in performance as to delinquency, repossession and loan loss experience.

  The following table sets forth the delinquency experience since 1992 of manufactured housing contracts serviced through the manufactured housing regional office system of SPHSI and now of Bank of America, FSB, acting through its division, BankAmerica Housing Services (other than contracts already in repossession as of the dates indicated):

                            DELINQUENCY EXPERIENCE

                                                AT DECEMBER 31,
                                    -------------------------------------------
                                     1992     1993     1994     1995     1996
                                    -------  -------  -------  -------  -------
Number of Contracts Outstanding
 (1)..............................  215,544  227,411  245,432  302,455  354,081
Number of Contracts Delinquent (2)
  30-59 days......................    2,317    1,992    2,599    4,408    5,883
  60-89 days......................      540      469      633      974    1,460
  90 days or more.................      640      641      739    1,179    1,743
                                    -------  -------  -------  -------  -------
Total Contracts Delinquent........    3,497    3,102    3,971    6,561    9,086
Delinquencies as a Percentage of
 Contracts Outstanding (3)........     1.62%    1.36%    1.62%    2.17%    2.57%

--------
(1) Excludes contracts already in repossession.

(2) Based on number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the following month. Excludes contracts already in repossession.
(3) By number of contracts, as of period end.

  The following table sets forth the loan loss/repossession experience of manufactured housing contracts serviced through the manufactured housing regional office system of SPHSI and now Bank of America, FSB, acting through its division, BankAmerica Housing Services (including contracts already in repossession) as of the dates indicated:

           LOAN LOSS/REPOSSESSION EXPERIENCE (DOLLARS IN THOUSANDS)

                                        YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------------
                            1992        1993        1994        1995        1996
                         ----------  ----------  ----------  ----------  ----------
Number of Contracts
 Serviced (1)...........    216,714     228,452     246,572     303,739     355,664
Principal Balance of
 Contracts Being
 Serviced (1)........... $4,028,114  $4,337,902  $4,877,858  $6,739,285  $8,660,898
Average Principal
 Recovery Upon
 Liquidation (2)........      47.25%      45.61%      47.61%      50.92%      50.08%
Contract Liquidations
 (3)....................       2.93%       2.51%       2.19%       2.04%       2.49%
Net Losses (4):
  Dollars............... $   75,435  $   70,510  $   63,601  $   69,864  $  107,996
  Percentage (5)........       1.87%       1.63%       1.30%       1.04%       1.25%
Contracts in Reposses-
 sion...................      1,170       1,041       1,140       1,284       1,583

--------
(1) As of period end. Includes contracts already in repossession.
(2) As a percentage of the outstanding principal balance of contracts that were liquidated during the applicable period, based on the gross amounts recovered upon liquidation less any liquidation proceeds applied to unpaid interest accrued through the date of liquidation and after the payment of repossession and other liquidation expenses.
(3) Number of contracts liquidated during the period as a percentage of the total number of contracts being serviced as of period end. (4) The calculation of net loss includes unpaid interest accrued through the date of liquidation and all repossession and other liquidation expenses. (5) The aggregate net loss amount as a percentage of the principal balance of contracts being serviced as of period end.

  BANK OF AMERICA, FSB'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF DELINQUENCY,
                     REPOSSESSION AND LOAN LOSS EXPERIENCE

  The delinquency, repossession and loan loss experience exhibited by the foregoing tables for the periods referenced therein are for illustrative purposes only and there is no assurance that the delinquency, repossession or loan loss experience of any Contracts sold to a Trust Fund will be similar to that set forth above. Management has not observed any material economic development in the general business environment of the country or in local areas where Bank of America, FSB's manufactured housing contracts are originated which have unfavorably affected portfolio performance in relation to delinquencies, repossessions and loan losses during this period. Portfolio performance in these respects has been somewhat worse in Southern California than in other geographical areas. As of March 31, 1997, contracts related to manufactured homes located in Southern California represent 1.10% of Bank of America, FSB's loan servicing portfolio based on the aggregate principal balance of the contracts being serviced. In Southern California, the delinquencies as a percentage of contracts outstanding were 2.26% and 2.21%, as of December 31, 1996 and March 31, 1997, respectively, as compared to 2.57% and 2.00% for the portfolio as a whole for these periods. Losses on defaulted contracts as a percentage of the aggregate principal balance of contracts being serviced in Southern California for these periods were 10.62% and 2.54%, respectively, as compared with 1.25% and .40% for the portfolio as a whole. Bank of America, FSB's management believes that these differences reflect the adverse prevailing economic conditions in Southern California during these periods, including job losses and declines in real estate values. They also may in part result from different minimum loan underwriting criteria used in underwriting loans in California prior to July 1991. Prior to that date, SPHSI used more liberal loan underwriting criteria in California in response to the underwriting practices of competing lenders. Although these standards were used throughout California, only the portion of the portfolio in Southern California has suffered materially different delinquency and loss experience than the rest of the country. The differing underwriting practices for California were discontinued in July 1991. Presently, Bank of America, FSB is not actively originating contracts in Southern California. In 1993, 1994, 1995 and 1996, loan originations in Southern California were less than 3% of total originations, based on the number of contracts.

  No assurance can be given that local or national economic conditions may not in the future adversely affect portfolio performance in these respects.

                      PREPAYMENT AND YIELD CONSIDERATIONS

PREPAYMENT CONSIDERATIONS

  Unless otherwise specified in the related Prospectus Supplement, the Contracts in any Contract Pool may be prepaid in full or in part at any time. The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of the related Certificates. Bank of America, FSB does not maintain statistics with respect to the rate of prepayment of manufactured housing contracts in its servicing portfolio, except for certain pools of manufactured housing contracts sold by SPHSI, business predecessor of the BankAmerica Housing Services division of Bank of America, FSB, and certain pools of manufactured housing contracts sold by Bank of America, FSB, Bank of America or SPFSC for which at least eighteen months of prepayment information is available. As to such pools, the Prospectus Supplement for any Series of Certificates will contain information concerning the historical rates of prepayment on manufactured housing contracts in such pools through a date as to which such information is available as of the date of such Prospectus Supplement. For example, a Contract Pool might include Contracts with Contract Rates that are generally higher or lower, in absolute terms or in comparison to prevailing rates, than the contract rates of the contracts from which are derived certain historical statistical data set forth in the Prospectus or Prospectus Supplement. As a result, the prepayment performance of the Contracts contained in that Contract Pool might be higher or lower than the prepayment performance of the contracts reflected in the historical data. In addition, Housing Services' management is aware of limited publicly available information relating to historical rates of prepayment on manufactured housing contracts. However, Bank of America, FSB's management believes that neither the prepayment experience of other pools of manufactured housing contracts nor the historical rates of prepayment for any other manufactured housing contracts will necessarily be indicative of the rate of prepayment that may be expected to be exhibited by the Contracts in any other Contract Pool. Nevertheless, Bank of America, FSB's management anticipates that a number of Contracts will be prepaid in full in each year during which any related Certificates are outstanding. The amount of prepayments on such Contracts (including prepayments due to liquidations of defaulted Contracts) during any particular year may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality, interest rates and the rate at which manufactured homeowners sell their manufactured homes. Other factors affecting prepayments on such Contracts include changes in Obligors' housing needs, job transfers, unemployment and Obligors' net equity in manufactured homes. Because of the depreciating nature of manufactured housing, which limits the possibilities for refinancing, and because the terms of manufactured housing contracts are generally shorter than the terms for mortgage loans secured by site-built homes (and changes in interest rates have a correspondingly smaller effect on the monthly payments on manufactured housing contracts as opposed to mortgage loans secured by site-built homes), changes in interest rates may play a smaller role in prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgages on site-built homes. Conversely, local economic conditions and certain of the other factors mentioned above are likely to play a larger role in the prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgages on site-built homes.

  Repurchases of Contracts on account of certain breaches of representations and warranties as described in the applicable Prospectus Supplement also will have the effect of prepaying such Contracts and therefore will affect the average life of and yield on the Certificates. See "Description of the Certificates--Conveyance of Contracts." In addition, most of the Contracts contain provisions that prohibit the related owner from selling the Manufactured Home without the prior consent of the holder of the related Contract. Such provisions are similar to "due-on-sale" clauses and may not be enforceable in certain states. See "Certain Legal Aspects of the Contracts-- Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer" herein. The Servicer's policy is to permit most sales of Manufactured Homes where the proposed buyer meets the Servicer's then current underwriting standards and enters into an assumption agreement.

  To the extent provided in the related Prospectus Supplement, the Servicer under each Agreement will have the option to purchase all of the Contracts in the related Contract Pool, at the price and under the conditions specified in such Prospectus Supplement, when the aggregate Pool Principal Balance (as defined in the related Prospectus Supplement) of the Contract Pool has been reduced to 10% of its initial Pool Principal Balance. The exercise of any such option will affect the average life of and yield on the related Certificates. To the extent provided in the related Prospectus Supplement, the Trustee for the related Trust Fund shall solicit bids for the purchase of the Contracts remaining in the Trust Fund at a Termination Auction (as defined herein) within ninety days following the Distribution Date as of which the Pool Principal Balance for a Contract Pool is less than 10% of such Contract Pool's Cut-off Date Pool Principal Balance. The sale and consequent termination of the related Trust Fund pursuant to a Termination Auction will affect the average life and yield on the related Certificates.

  The average life and maturity of the Certificates of any Class will also be affected by the amount and timing of any Special Principal Distributions to the holders of such Certificates. In addition, if any Certificate of a Class is subject to mandatory repurchase, the occurrence of the Repurchase Date (as hereinafter defined) for such Certificate will have the same effect as the maturation of such Certificate (with the repurchase price being equivalent to the amount due at maturity). See "Description of the Certificates-- Distributions on Certificates" and "Description of the Certificates--Optional and

Mandatory Repurchase of Certificates; Termination Auction" herein. The Prospectus Supplement relating to any Class that is entitled to Special Principal Distributions or is subject to mandatory repurchase will contain a description of the conditions under which such distributions or repurchases will take place and a description of some of the factors that might affect the rate of Special Principal Distributions or the timing of any Repurchase Dates.

  Information regarding the "Prepayment Model" (to be defined in the related Prospectus Supplement) or any other rate of assumed prepayment, as applicable, will be set forth in the Prospectus Supplement applicable to the relevant Class or Classes of Certificates offered hereby.

YIELD CONSIDERATIONS

  To the extent that any credit enhancement or any advancing obligation of the Servicer described in the related Prospectus Supplement is insufficient to protect the holders of any Class of Certificates from losses or delinquencies on the related Contract Pool, the yield to such holders from their investment in such Certificates will be adversely affected should such losses or delinquencies occur. In the absence of losses or delinquencies which are not covered by credit enhancement or advances, respectively, on a Distribution Date, the effective yield on the Certificates will depend upon, among other things, the price at which the Certificates are purchased, the rate at which the Contracts for the related Trust Fund liquidate or are prepaid and the amount and timing of any Special Principal Distributions. If a purchaser of Certificates purchases them at a discount (premium) and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on such Certificates that is faster (slower) than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. Losses which are covered by credit enhancement, but on later than anticipated Distribution Dates, will have the same effect on anticipated yield as prepayments that are made later than anticipated, as just described, depending on whether the Certificates were purchased at a discount or premium.

  The yield to holders of any Class of Certificates may be below that otherwise produced by the applicable Pass-Through Rate because, while, in the absence of losses or delinquencies, one month's interest on the related Contracts will be collected during each Collection Period, the portion of such interest to which the holders of such Certificates are entitled will not be distributed until the first Distribution Date after such Collection Period.

  If a Certificate is subject to mandatory repurchase, the yield to the Repurchase Date will be affected by, among other things, the applicable repurchase price, the ability of any Liquidity Facility Provider (as hereinafter defined) to distribute the repurchase price and the date, if any, on which the Repurchase Date occurs. If, in connection with a mandatory repurchase, the repurchase price for a Certificate is equal to its Percentage Interest (as hereinafter defined) of the then current Certificate Balance, and the Certificate is purchased at a discount, and the purchaser calculates its anticipated yield to the Repurchase Date based on an assumed Repurchase Date that is earlier than the actual Repurchase Date, then such purchaser's actual yield to maturity will be lower than it would have been if a repurchase occurred on the assumed date.

  The payment features of the Contracts comprising any Contract Pool (as described above under "The Contract Pools") may, under certain extraordinary circumstances, cause the amounts collected thereon during particular Collection Periods to be insufficient to fund all distributions of principal and interest to the holders of some or all of the Certificates of the related Series, even in the absence of losses or delinquencies. Such circumstances could occur if a sufficiently large number of partial or full prepayments, as a percentage of the then outstanding Pool Principal Balance of the related Contract Pool, are received on Contracts in a particular Collection Period, if such prepayments are made in advance of such Contracts' respective Due Dates during such Collection Period. In such case, a non-default collection shortfall could occur because interest that actually accrues on such Contracts is less than interest that would have accrued if the payments were paid on the Contracts' respective Due Dates. A non-default collection shortfall could adversely affect the yield to holders of any Class of Certificates to the extent such shortfalls are not covered by credit enhancement or advances.

                        DESCRIPTION OF THE CERTIFICATES

  Each Series of Certificates will be issued pursuant to a separate Agreement. The following summaries describe certain provisions expected to be common to each Agreement and the related Certificates, but do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the related Agreement and the description set forth in the related Prospectus Supplement. Section references contained herein refer to sections of the form of Agreement filed as an exhibit to the Registration Statement. The Prospectus Supplement for each Series will describe the specific material provisions of the Agreement relating to such Series. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the form of Agreement filed as an exhibit to the Registration Statement.

GENERAL

  The Certificates may be issued in one or more Classes. If the Certificates of a Series are issued in more than one Class, the Certificates of all or less than all of such Classes may be sold pursuant to this Prospectus, and there may be separate Prospectus Supplements relating to one or more of such Classes so sold. Any reference herein to the Prospectus Supplement relating to a Series comprised of more than one Class should be understood as a reference to each of the Prospectus Supplements relating to the Classes sold hereunder. Any reference herein to the Certificates of a Class should be understood to refer to the Certificates of a Class within a Series, the Certificates of a subclass within a Series or all of the Certificates of a single-Class Series, as the context may require.

  The Certificates will be issued in the denominations specified in the related Prospectus Supplement. (Section 6.02.) The "Percentage Interest" of a Certificate is the percentage obtained from dividing the original denomination of such Certificate by the initial principal balance of all of the Certificates of such Class. Interest-only Certificates will have no Percentage Interest. Certificates, if issued in registered form ("Definitive Certificates") to Certificate Owners or nominees thereof, will be transferable and exchangeable at the corporate trust office of the Trustee or, if it so elects, at the office of an agent in New York, New York. (Sections 6.02 and 9.11.) No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. (Section 6.02.)

  The Certificates of each Series will evidence an interest, as specified in the related Prospectus Supplement, in a Trust Fund. Each Trust Fund will include (i) a Contract Pool, including certain rights to receive payments on the Contracts comprising such Contract Pool on and after the Cut-off Date,
(ii) the amounts held from time to time in the "Certificate Account" (as described in the applicable Prospectus Supplement under "--Payment on Contracts; Certificate Account") maintained by the Trustee pursuant to the Agreement, (iii) any property which initially secured a Contract and which is acquired in the process of realizing thereon, (iv) the obligations of Bank of America, Bank of America, FSB or both of them, as applicable, under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured, (v) certain contractual servicing obligations of the Servicer, (vi) the proceeds of all insurance policies described herein and (vii) if applicable, one or more forms of credit support.

  Bank of America, Bank of America, FSB or both of them, as applicable, will convey the Contracts to the Trustee. See "The Contract Pools" herein and "-- Conveyance of Contracts" below. Bank of America, FSB, acting through its division, BankAmerica Housing Services, as Servicer, will service the Contracts pursuant to the Agreement. The Contract documents will be held for the benefit of the Trustee by the Servicer.

CONVEYANCE OF CONTRACTS

  On the date of initial issuance of the Certificates of a Series, Bank of America, FSB, Bank of America, or both of them will sell to the Trustee, without recourse, all right, title and interest of Bank of America, FSB or Bank of America, as the case may be, in and to the Contracts sold by it, and all rights under the standard hazard insurance policies on the related Manufactured Homes. The conveyance of the Contracts to the Trustee will include a conveyance of all rights to receive Scheduled Payments thereon that were due on or after the Cut-off Date, even if received prior to the Cut-off Date, as well as all rights to any payments received on or after the Cut-off Date other than late receipts of Scheduled Payments that were due prior to the Cut-off Date. The Contracts will be described on a schedule attached to the Agreement (the "Contract Schedule"). The Contract Schedule will include the principal balance of each Contract as of the Cut-off Date, the amount of each Scheduled Payment due on each Contract as of the Cut-off Date, the Contract Rate on each Contract (determined as of the Cut-off Date) and the maturity date of each Contract. Prior to the conveyance of the Contracts to the Trustee, BankAmerica Housing Services division's operations department will be required to complete a review of all of the originals of the Contracts, the certificates of title to, or other evidence of a perfected security interest in, the Manufactured Homes, any related Mortgages, if any, and any assignments or modifications of the foregoing (collectively, the "Contract Files") confirming the accuracy of the Contract Schedule delivered to the Trustee. Any Contract discovered not to agree with such schedule in a manner that is materially adverse to the interests of the Certificateholders will be repurchased by Bank of America or Bank of America, FSB, as applicable, or replaced with another Contract, except that if the discrepancy relates to the principal balance of a Contract (determined as described above), Bank of America or Bank of America, FSB, as applicable, may, under certain conditions, deposit cash in the Certificate Account in an amount sufficient to offset such discrepancy. The Trustee will not review the Contract Files. (Section 2.01.)

  The Servicer will hold, as custodian and agent on behalf of the Trustee, the original Contracts and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home, and real property, if any, relating to each Contract. In order to give notice of the Trustee's right, title and interest in and to the Contracts, a UCC-1 financing statement identifying the Trustee as the secured party and identifying all the Contracts as collateral will be filed in the appropriate office in the appropriate states. The Contracts will be stamped or otherwise marked to reflect their assignment to the Trustee. To the extent that the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in the applicable jurisdictions or to the extent that the Contracts do constitute chattel paper and a subsequent purchaser is able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. See "Certain Legal Aspects of the Contracts-- Security Interests in the Manufactured Homes" and "Land Home and Land-in-Lieu Contracts" herein.

  Bank of America, Bank of America, FSB or both of them, as applicable, will make certain representations and warranties to the Trustee with respect to each Contract sold by it. The applicable Prospectus Supplement will describe the representations and warranties made by Bank of America, Bank of America, FSB or both of them in connection with the Contracts conveyed to the related Trust Fund, the terms pursuant to which Bank of America or Bank of America, FSB, as the case may be, will be obligated to repurchase, at the price specified therein, any Contract sold by it if any such representation and warranty has been breached (unless such breach has been cured or otherwise is not required to be cured), and the terms pursuant to which Bank of America or Bank of America, FSB may remedy any such breach. (Section 3.05.)

PAYMENTS ON CONTRACTS

  The applicable Prospectus Supplement will specify the arrangements pursuant to which Contract collections are held pending distribution to Certificateholders. (Section 4.05.) Certain Contract collections will be applied to pay the Servicer's servicing compensation and to reimburse it for certain expenses, as set forth in each Prospectus Supplement and as set forth herein under "--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer" below.

  If so provided in the applicable Prospectus Supplement, for as long as Bank of America, FSB remains the Servicer under the Pooling and Servicing Agreement and Bank of America, FSB maintains the minimum short-term rating from a nationally recognized statistical rating organization specified in the applicable Prospectus Supplement, the Servicer may use payments in respect of principal and interest received on the Contracts for its own benefit until the related Distribution Date without an obligation to pay interest or any other investment return, it being understood that any benefit to Bank of America, FSB from this arrangement shall be additional servicing compensation. While such rating is maintained, on or prior to each Distribution Date, the Servicer will deposit in the Certificate Account amounts which are to be included in the funds available for the related Distribution Date. If so provided in the applicable Prospectus Supplement, amounts deposited in the Certificate Account may be invested in Permitted Investments (as described in the Pooling and Servicing Agreement) maturing no later than the related Distribution Date.

  If the Servicer is entitled to delay payments to the Certificate Account as described above, but its short-term rating does not satisfy the rating requirements specified above, the Servicer may, if permitted in the applicable Prospectus Supplement, continue to hold collections prior to distribution as described above so long as the Servicer causes to be maintained an irrevocable letter of credit or surety bond or other credit enhancement instrument in form and substance satisfactory to the rating agency, issued by a depository institution or insurance company having the minimum rating from a nationally recognized statistical rating organization specified in the applicable Prospectus Supplement and providing that the Trustee may draw thereon in the event that Bank of America, FSB, as Servicer, fails to make any deposit or payment required under the Pooling and Servicing Agreement.

DISTRIBUTIONS ON CERTIFICATES

  The Certificates of any Class will entitle the holders thereof to distributions, on the Distribution Dates specified in the related Prospectus Supplement, from amounts collected on the underlying Contracts. The Certificates of a Class may entitle the holders thereof to (a) distributions of both principal and interest, (b) distributions of principal only, or (c) distributions of interest only. Such distributions will be made in accordance with a formula described in the related Prospectus Supplement, and, unless otherwise specified in such Prospectus Supplement, such distributions will be applied first to interest, if any, and second to principal, if any. To the extent specified in the related Prospectus Supplement, the rights of the holders of the Certificates of one or more Classes of a multiple Class Series to receive distributions of principal or of interest or of both from amounts collected on the Contracts may be subordinate to such rights of the holders of Certificates of one or more other Classes. See "Credit and Liquidity Enhancement" herein.

  A. Distributions of Principal. If the Certificates of a Class entitle the holders thereof to distributions of principal, the related Prospectus Supplement will specify an initial aggregate Certificate Balance for the Certificates of such Class and a method of computing the amount of principal, if any, to be distributed to the holders of such Certificates on each Distribution Date. Unless otherwise specified in the related Prospectus Supplement, principal distributions for the Certificates of a Class will be computed on the basis of a formula which, on each Distribution Date, allocates all or a portion of the

Total Regular Principal Amount relating to such Distribution Date to the Certificates of such Class. The "Total Regular Principal Amount" is the total amount by which the aggregate outstanding principal balance of the Contracts in the related Contract Pool is reduced during one or more collection periods prior to such Distribution Date designated in such Prospectus Supplement (each, a "Collection Period"). Such reduction may occur as a result of actuarially predetermined scheduled principal reductions, receipt of principal prepayments, liquidation of Contracts, repurchases of Contracts under certain conditions, losses on Contracts, the failure of a third party credit support provider, if any, to make a required payment, or a combination of any of the foregoing events. See "The Contract Pools" and "--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer" herein. Distributions with respect to all or a portion of the Total Regular Principal Amount are sometimes referred to herein as distributions of "Regular Principal." The Total Regular Principal Amount with respect to any Contract Pool and any Distribution Date may be estimated in a manner specified in the related Prospectus Supplement.

  If, due to liquidation losses or other circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available on any Distribution Date to make distributions of Regular Principal to the holders of the Certificates of a Class are less than the portion of the Total Regular Principal Amount allocable to such Class, the deficiency may be made up from (i) the amount ("Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds the interest distribution due to the holders of the Certificates for the related Series and the Monthly Servicing Fee (as defined hereinafter and in the related Prospectus Supplement), or (ii) funds available from one or more forms of credit support referred to below, but only to the extent, if any, specified in the applicable Prospectus Supplement. See "Credit and Liquidity Enhancement" herein. If specified in the applicable Prospectus Supplement, the Certificate Balance of the Certificates of a Class will be reduced on each Distribution Date by the full amount of the portion of the Total Regular Principal Amount allocable to such Class even if, due to deficient Contract collections, a full distribution thereof is not made.

  The applicable distribution formula for each Class of a multiple-Class Series may allocate the Total Regular Principal Amount among the various Classes on a pro rata, sequential or other basis, as specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, any such formula may entitle the holders of Certificates of a particular Class to receive on certain Distribution Dates, distributions of Regular Principal from particular sources of funds (e.g., one or more of the forms of credit support referred to below) upon the occurrence of certain losses or delinquencies, even if the holders of the Certificates of such Class would not have been entitled to receive principal distributions on such Distribution Dates from amounts collected on the underlying Contracts in the absence of such losses or delinquencies.

  If specified in the applicable Prospectus Supplement, the Certificates of a Class may entitle the holders thereof to special principal distributions on particular Distribution Dates that are unrelated to the Total Regular Principal Amount for any such Distribution Date ("Special Principal Distributions"). Special Principal Distributions may be made, under the circumstances set forth in the applicable Prospectus Supplement, from interest collected on the underlying Contract Pool, from funds available from one or more forms of credit support or from any other source specified in such Prospectus Supplement. The Certificates of a Class having an initial Certificate Balance may entitle the holders thereof to distributions of Regular Principal only, to distributions of Regular Principal and to Special Principal Distributions or to Special Principal Distributions only. However, unless otherwise stated in the related Prospectus Supplement, the Certificates of a Class will not entitle the holders thereof to aggregate principal distributions in excess of the initial Certificate Balance for such Class.

  B. Distributions of Interest. The distribution formula for a Class of Certificates having an initial Certificate Balance may, but need not, also specify a method of computing the interest, if any, to be distributed on specified Distribution Dates (which may include all or less than all of the Distribution

Dates) to the holders of the Certificates of such Class. Such interest may be equal, subject to such adjustments as may be described in the related Prospectus Supplement, to a specified number of days' interest on the applicable Certificate Balance (before giving effect to any reduction thereof on such Distribution Date), calculated at a rate (the "Pass-Through Rate") specified in the related Prospectus Supplement. The Pass-Through Rate may be fixed or variable, and, if specified in the related Prospectus Supplement, may shift from a variable rate to a fixed rate under the conditions specified in such Prospectus Supplement. Variable Pass-Through Rates may vary from time to time based upon changes in an index or other measure of certain market rates, all as more fully described in the related Prospectus Supplement. In that case, the time period between Pass-Through Rate adjustments (each, a "Rate Period") and the specific basis on which the Pass-Through Rate for each Rate Period will be determined (including the particular market rates and measures thereof relevant for determining the Pass-Through Rate for each Rate Period) may remain constant or may change from time to time at the election of the Servicer or otherwise, all as specified in the related Prospectus Supplement. Variable Pass-Through Rates may also vary from time to time, in the manner specified in the related Prospectus Supplement, based upon changes in the weighted average of the Contract Rates of the Contracts in the related Contract Pool or on any other basis. To the extent set forth in the related Prospectus Supplement, variable Pass-Through Rates may also have floor rates and/or ceiling rates which may be fixed or subject to adjustment as set forth in such Prospectus Supplement. In addition, a variable Pass-Through Rate may be converted to a fixed Pass-Through Rate at the election of the Sellers or upon the occurrence of certain conditions. In that event, the related Prospectus Supplement will set forth the conditions under which the variable Pass-Through Rate may be converted to a fixed Pass-Through Rate.

  Rather than entitling the holders thereof to receive distributions of interest based upon a Pass-Through Rate, the distribution formula for the Certificates of a Class may entitle the holders thereof to distributions of interest on specified Distribution Dates (which may include all or less than all of the Distribution Dates) equal, in the case of any such Distribution Date, to all or a portion (which portion will be determined as described in the related Prospectus Supplement) of the interest payable on the related Contracts during one or more Collection Periods occurring prior to such Distribution Date. Classes of Certificates that do not entitle the holders thereof to receive distributions of principal may nevertheless entitle such holders to receive interest distributions calculated on this basis.

  If, due to liquidation losses or other circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available to make distributions of interest to the holders of the Certificates of a Class are less than the amount of interest computed as described above, the deficiency may be made up from other sources, but only to the extent, if any, specified in the applicable Prospectus Supplement. See "Credit and Liquidity Enhancement" herein.

  Each Prospectus Supplement will contain information relating to the full amounts of principal and interest required to be distributed to the holders of the related Class or Classes of Certificates, to the extent there are sufficient Contract collections available therefor (sometimes referred to herein as "full distributions"), to the amounts paid or payable on the underlying Contracts.

  C. Residual Interests. If specified in the related Prospectus Supplement, a Class of Certificates sold hereunder may evidence a residual interest in the related Trust Fund (the "Residual Interest"). Certificates evidencing a Residual Interest will not have the features described above. Rather, unless otherwise specified in such Prospectus Supplement, such Certificates will entitle the holders thereof to receive distributions from amounts collected on the Contracts which would not be needed to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the Trust Fund) in the absence of liquidation losses or other events resulting in deficient Contract collections. In addition, if specified in such Prospectus Supplement, any such Certificates may also entitle the holders thereof to receive additional distributions of assets of the related Trust Fund, to the extent any such assets remain after being applied to make distributions to the holders of other interests in the Trust

Fund (or to pay expenses of the Trust Fund). The Certificates evidencing a Residual Interest may entitle the holders thereof to distributions at various times throughout the life of the related Trust Fund or only upon termination of the Trust Fund, all as more fully set forth in the related Prospectus Supplement. If an election is made to treat the related Trust Fund as a REMIC (as hereinafter defined), the holders of a Residual Interest in such Trust Fund will be subject to federal income taxation with respect to their ownership of such Residual Interest as described herein under "Certain Federal Income Tax Consequences--REMIC Certificates--D. Taxation of Residual Certificates."

GLOBAL CERTIFICATES

  Unless otherwise specified in the applicable Prospectus Supplement, the Certificates of a Series, or of one or more Classes within a Series, will be issuable in the form of one or more global certificates (each, a "Global Certificate") that are initially registered in the name of Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC"), on behalf of the beneficial owners (the "Certificate Owners") of the Certificates. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

  Certificate Owners who are not Participants but desire to purchase, sell or otherwise transfer ownership of Certificates may do so only through Participants (unless and until Definitive Certificates are issued). In addition, Certificate Owners will receive all distributions of principal of, and interest on, the Certificates from the Trustee through DTC and Participants. Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Certificates, except under the limited circumstances described below. In addition, if some or all of the Certificates of a Series are issued in the form of one or more Global Certificates, certain monthly and annual reports prepared by the Servicer under the related Agreement will be sent on behalf of the related Trust Fund to Cede and not to the Certificate Owners.

  Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise the rights of Certificateholders indirectly through Participants and DTC.

  Unless otherwise specified in the related Prospectus Supplement, while the Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), Participants are required to make book-entry transfers through DTC's facilities with respect to the Certificates, and DTC as the sole holder of the Certificates is required to receive and transmit distributions of principal of, and interest on, the Certificates. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Certificates only through Participants by instructing such Participants to transfer Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Certificates will be executed through DTC, and the accounts of the respective Participants at DTC will be debited and credited.

  Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (i) the Servicer advises the Trustee in writing that DTC is no longer willing or qualified to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Servicer or the Trustee is unable to locate a qualified successor,
(ii) the Sellers, at their option, jointly elect to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default (See "--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer--Events of Default" below), Certificate Owners having a majority in Percentage Interests of each Class of the Certificates advise the Trustee and DTC through the Participants, in writing, that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of Certificate Owners. Upon issuance of Definitive Certificates to Certificate Owners, such Certificates will be transferable directly (and not exclusively on a book-entry basis), and registered holders will deal directly with the Trustee with respect to transfers, notices and distributions.

  Except as otherwise specified in the related Prospectus Supplement, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose DTC accounts the Certificates are credited and will take such action with respect to any Percentage Interests of the Certificates only at the direction of and on behalf of such Participants with respect to such Percentage Interests of the Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Certificates which conflict with actions taken with respect to other Certificates.

OPTIONAL AND MANDATORY REPURCHASE OF CERTIFICATES; OPTIONAL TERMINATION AND TERMINATION AUCTION

  A. Optional Repurchase. Unless otherwise specified in the applicable Prospectus Supplement, the Servicer for any Trust Fund will have the option to repurchase, upon giving notice mailed no later than the Distribution Date next preceding the month of the exercise of such option, all outstanding Contracts after the first Distribution Date on which the Pool Scheduled Principal Balance (as defined hereinafter) is less than 10% of the initial Pool Principal Balance on the Cut-off Date. The price at which the Servicer for such Trust Fund may repurchase the related Contracts will equal the greater of
(a) the sum of (x) 100% of the Pool Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date, and
(y) the fair market value of such acquired property (as determined by the Servicer) and (b) the aggregate fair market value (as determined by the Servicer) of all of the assets of such Trust Fund, plus, in the case of both clause (a) and (b), an amount sufficient to reimburse Certificateholders for each outstanding Class for any shortfall in interest due thereto in respect of prior Distribution Dates. Notwithstanding the foregoing, the Servicer's option shall not be exercisable if there will not be distributed to the Certificateholders for each outstanding Class an amount equal to the aggregate Certificate Balance for each outstanding Class together with any shortfall in interest due to such Certificateholders in respect of prior Distribution Dates and one month's interest on the aggregate Certificate Balance for each outstanding Class at the respective Pass-Through Rates for such Classes (the "Minimum Termination Amount"). See "Description of the Certificates--Optional Termination" in the related Prospectus Supplement. (Section 10.01.)

  B. Mandatory Repurchase. Some or all of the Certificates of a Class may be subject to repurchase by or on behalf of the Sellers at the option of the holders thereof and/or at the option of the Sellers, but only to the extent, at the prices, on the dates and under the conditions specified in the related Prospectus Supplement. In addition, some or all of the Certificates of a Class may be subject to mandatory repurchase by or on behalf of the Sellers to the extent, at the prices, on the dates and under the conditions specified in the related Prospectus Supplement. On the date on which any Certificate is subject to repurchase (the "Repurchase Date") the holder thereof will cease to be entitled to any benefit of the Certificate or the related Agreement and will be entitled only to receive from the Trustee the repurchase price of the Certificate upon surrender thereof at the office or agency designated by the Trustee. To the extent specified in the related Prospectus Supplement, the funds necessary to distribute the repurchase price of any Certificate subject to mandatory or optional repurchase as described therein will be provided under a certificate purchase agreement or other Liquidity Facility as described in "Credit and Liquidity Enhancement" herein.

  C. Optional or Mandatory Termination Auction. If specified in the applicable Prospectus Supplement, on any Distribution Date after the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer will, in addition to the option to repurchase the Contracts discussed above, have the option to direct the Trustee to solicit bids for the purchase at an auction (the "Termination Auction") of the Contracts remaining in the Trust Fund. Unless the Servicer has either exercised the option to repurchase the Contracts or directed the Trustee to conduct a Termination Auction within 90 days of the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer shall, to the extent specified in the related Prospectus Supplement, be obligated to direct the Trustee to conduct such a Termination Auction. In any Termination Auction, the Servicer shall give notice as specified in the applicable Prospectus Supplement before the date on which the Termination Auction is to occur. The Trustee will solicit each Certificateholder, the Seller[s] and one or more active participants in the asset-backed securities or manufactured housing contract market that are not affiliated with BankAmerica Corporation to make a bid to purchase the Contracts at the Termination Auction. The Trustee will sell all the Contracts to the highest bidder, subject, among other things, to:
(i) the requirement that the highest bid equal or exceed the Minimum Termination Amount, and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or manufactured housing contract market that is not affiliated with BankAmerica Corporation. If the foregoing requirements are satisfied, the successful bidder or bidders shall deposit the aggregate purchase price for the Contracts in the Certificate Account. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust Fund as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code. (Section 10.1)

TERMINATION OF THE AGREEMENT

  The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the purchase or sale of all Contracts and all property acquired in respect of any Contract remaining in the Trust Fund as described above under "--Optional and Mandatory Repurchase of Certificates; Termination Auction" or (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the relevant Trust Fund (including the disposition of all property acquired upon repossession of any Manufactured Home). (Section 10.01.)

  In the event of the termination of any Agreement, the holders of Certificates of any Class of the related Series will be entitled to receive, upon presentation and surrender of their Certificates at the office or agency designated by the Trustee, a final distribution in an amount computed as described in the related Prospectus Supplement.

COLLECTION AND OTHER SERVICING PROCEDURES

  Except as otherwise provided in the related Agreement, the Servicer may rescind, cancel or make material modifications of the terms of a Contract (including modifying the amounts and Due Dates of Scheduled Payments) in connection with a default or imminent default thereunder. However, unless otherwise specified in the related Prospectus Supplement and unless required by the applicable law or to bring Contracts into conformity with the representations and warranties contained in the

Agreement, the Servicer may not rescind, cancel or materially modify any Contract unless the Servicer obtains an opinion of counsel to the effect that such action will not have certain adverse federal income tax consequences. (Section 4.07.)

SERVICING COMPENSATION AND PAYMENT OF EXPENSES; CERTAIN MATTERS REGARDING THE SERVICER

  The monthly servicing fee (the "Monthly Servicing Fee") and any additional servicing compensation with respect to the Contracts underlying a Series of Certificates will be specified in the applicable Prospectus Supplement. (Section 1.01.)

  The Monthly Servicing Fee provides compensation for customary manufactured housing contract third-party servicing activities to be performed by the Servicer for the Trust Fund and for additional administrative services performed by the Servicer on behalf of the Trust Fund. Customary servicing activities include collecting and recording payments, communicating with Obligors, investigating payment delinquencies, providing billing and tax records to Obligors and maintaining internal records with respect to each Contract. Administrative services performed by the Servicer on behalf of the Trust Fund include calculating distributions to Certificateholders and providing related data processing and reporting services for Certificateholders and on behalf of the Trustee. Unless otherwise specified in the applicable Prospectus Supplement, expenses incurred in connection with servicing the Contracts and paid by the Servicer from its Monthly Servicing Fee include, without limitation, payment of fees and expenses of accountants, payment of all fees and expenses incurred in connection with the enforcement of Contracts (except liquidation expenses and certain other expenses) and payment of expenses incurred in connection with distributions and reports to Certificateholders. The Servicer will be reimbursed out of the liquidation proceeds from a defaulted Contract for all reasonable, out-of-pocket liquidation expenses incurred by it in realizing upon the related Manufactured Home as well as for advances of taxes and insurance premiums previously made with respect to any such Contract (to the extent not previously recovered).

  Unless otherwise specified in the related Prospectus Supplement, as part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection therewith, any fees for late payments made by Obligors, extension fees paid by Obligors for the extension of scheduled payments and assumption fees for permitted assumptions of Contracts by purchasers of the related Manufactured Homes. (Sections 4.15 and 5.03.) To the extent specified in the related Prospectus Supplement, the Servicer will also be entitled to use payments of principal and interest (including Liquidation Proceeds net of Liquidation Expenses) for its own benefit, without an obligation to pay interest or any other investment return thereon, until the related Distribution Date.

  Unless otherwise specified in the applicable Prospectus Supplement, any person with which the Servicer is merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer is a party, or any person succeeding to the business of the Servicer, will be the successor to the Servicer under the Agreement, so long as such successor has a net worth of at least $50 million and has serviced at least $100 million of manufactured housing contracts for at least one year. The Servicer may assign its rights and delegate its duties under the Agreement (whereupon it will no longer be liable for the obligations of the Servicer under the Agreement), provided that, among other conditions, any rating assigned to the Certificates will not be reduced because of such assignment and delegation. (Sections 7.04, 7.06 and 7.07.)

  A. Hazard Insurance Policies. Unless otherwise specified in the related Prospectus Supplement, the Servicer will be obligated to cause to be maintained one or more hazard insurance policies with respect to each Manufactured Home in an amount at least equal to the lesser of its maximum insurable value or the principal amount due from the Obligor under the related Contract. Such hazard insurance policies will, at a minimum, provide fire and extended coverage on terms and conditions customary in manufactured housing hazard insurance policies. If a Manufactured Home is located within a federally designated flood area, the Servicer will, to the extent required by applicable law or regulation, also be obligated to cause flood insurance to be maintained in an amount equal to the lesser of the amounts described above or the maximum amount available for such Manufactured Home under the federal flood insurance programs. Such policies may provide for customary deductible amounts. Coverage thereunder will be required to be sufficient to avoid the application of any co-insurance provisions. Such policies will be required to contain a standard loss payee clause in favor of the Servicer and its successors and assigns. In general, the Servicer will not be obligated to cause to be obtained and maintained hazard insurance policies that provide earthquake coverage. If earthquake coverage is required with respect to Contracts in a particular Trust Fund, that fact will be disclosed in the related Prospectus Supplement.

  Unless otherwise specified in the related Prospectus Supplement, all amounts collected by the Servicer under a hazard or flood insurance policy will be applied either to the restoration or repair of the Manufactured Home or against the remaining principal balance of the related Contract upon repossession of the Manufactured Home, after reimbursing the Servicer for amounts previously advanced by it for such purposes. The Servicer may satisfy its obligation to maintain hazard and flood insurance policies with respect to each Manufactured Home by maintaining a blanket policy insuring against hazard and flood losses on the related Obligor's interest in such Manufactured Home. Such blanket policy may contain a deductible clause, in which case the Servicer will be required to make payments to the related Trust Fund in the amount of any deductible amounts in connection with insurance claims on repossessed Manufactured Homes.

  Unless otherwise specified in the related Prospectus Supplement, if the Servicer repossesses a Manufactured Home on behalf of the Trustee, the Servicer is required to either maintain a Hazard Insurance Policy with respect to such Manufactured Home meeting the requirements set forth above, or to indemnify the Trust Fund against any damage to such Manufactured Home prior to resale or other disposition. (Section 4.09.)

  B. Evidence as to Compliance. Unless otherwise specified in the related Prospectus Supplement, the Servicer will be required to deliver to the Trustee each year an officer's certificate executed by an officer of the Servicer (i) stating that a review of the activities of the Servicer during the preceding calendar year and of performance under the Agreement has been made under the supervision of such officer, and (ii) stating that to the best of such officer's knowledge, the Servicer has fulfilled all its obligations under the Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such officer's certificate will be accompanied by a statement of a firm of independent public accountants to the effect that, on the basis of an examination of certain documents and records relating to servicing of the Contracts under the Agreement (or, at the Servicer's option, the Contracts and other contracts being serviced by the Servicer under agreements similar to the Agreement), conducted in accordance with generally accepted auditing standards, the Servicer's servicing has been conducted in compliance with the provisions of the Agreement (or such agreements), except (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as may be set forth in such statement. (Sections 4.20 and 4.21.)

  C. Events of Default. Unless otherwise specified in the related Prospectus Supplement, events of default under the Agreement will consist of (i) any failure by the Servicer to make any deposit or payment required of it under the Agreement which continues unremedied for five days after the giving of written notice, (ii) any failure by the Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for 30 days after the giving of written notice of such failure, and (iii) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or other similar proceedings regarding the Servicer. Unless otherwise specified in the related Prospectus Supplement, "notice" as used in this paragraph means notice to the Servicer by the Trustee, the Sellers or, if applicable, the Credit Facility Provider, or to the

Servicer, the Trustee and the Sellers by the holders of Certificates evidencing interests ("Fractional Interests") in the outstanding principal balance of outstanding Certificates that, in the aggregate, equal at least 25% of the principal balance of all outstanding Certificates (excluding Certificates held by the Sellers, Bank of America, FSB, through its division, BankAmerica Housing Services (as well as any successor Servicer, if Bank of America, FSB is not the Servicer) or any of their respective affiliates). (Section 8.01.)

  D. Rights Upon Event of Default. Unless otherwise specified in the related Prospectus Supplement so long as an event of default remains unremedied, the Trustee may (but only with the consent of the Credit Facility Provider (if any) if the Credit Facility has not expired or if the Credit Facility has expired or been terminated and such Credit Facility Provider has not been reimbursed for all amounts due it), and at the written direction of the holders of Certificates evidencing Fractional Interests aggregating not less than 51% shall, terminate all of the rights and obligations of the Servicer under the Agreement and in and to the related Contracts, whereupon (subject to applicable law regarding the Trustee's ability to make monthly advances) the Trustee or a successor Servicer under the Agreement will succeed to all the responsibilities, duties and liabilities of the Servicer under the Agreement and will be entitled to similar compensation arrangements. If the Trustee is obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a Servicer. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than a monthly amount specified in the Agreement. (Sections 7.07 and 8.01.)

  Unless otherwise specified in the related Prospectus Supplement, no Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing Fractional Interests aggregating not less than 25% have requested the Trustee in writing to institute such proceeding in its own name as Trustee and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to take any action or institute, conduct or defend any litigation under the Agreement at the request, order or direction of any of the holders of Certificates, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur. (Sections 8.01 and 11.08.)

AMENDMENT

  Unless otherwise specified in the related Prospectus Supplement, the Agreement may be amended by the Sellers, the Servicer and the Trustee without the consent of the Certificateholders (but only with the consent of the Credit Facility Provider (if any) if the Credit Facility has not expired or if the Credit Facility has expired or been terminated and such Credit Facility Provider has not been reimbursed for all amounts due it), (i) to cure any ambiguity, (ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add to the duties or obligations of the Servicer, (iv) to obtain a rating from a nationally recognized rating agency or to maintain or improve the ratings of any Class of the Certificates then given by any rating agency (it being understood that, after obtaining the rating of the Certificates from the rating agencies specified in such Agreement, none of the Trustee, the Sellers or the Servicer is obligated to obtain, maintain or improve any rating assigned to the Certificates), or (v) to make any other provisions with respect to matters or questions arising under such Agreement, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Certificateholders. The Agreement may also be amended, by the Sellers, the Servicer and the Trustee with the consent of at least 51% of the holders of Certificates of each Class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, any distributions on any Certificate, without the consent of the Holder of such Certificate as the case may be, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentage of Certificates the holders of which are required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, and no such amendment shall adversely affect the status of the Trust Fund as a REMIC.

  Unless otherwise specified in the applicable Prospectus Supplement, the Agreement may also be amended from time to time, without the consent of any Certificateholders, by the Sellers, the Trustee and the Servicer to modify, eliminate or add to the provisions of the Agreement to (i) maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any tax on the Trust Fund under the Code that would be a claim against the Trust Fund assets, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such tax or minimize the risk of its imposition, or (ii) prevent the Trust Fund from entering into any "prohibited transaction" as defined in Section 860F of the Code, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to prevent the Trust Fund from entering into such prohibited transaction. (Section 11.01.)

  The Agreement may otherwise be subject to amendment without the consent of any Certificateholders and, under certain circumstances, without the consent of the Trustee, if and to the extent specified in the related Prospectus Supplement.

THE TRUSTEE

  The Trustee with respect to a Series will be identified in the applicable Prospectus Supplement. Unless otherwise specified therein, the Trustee may resign at any time, in which event the Sellers will be obligated to appoint a successor Trustee. The Sellers may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the related Agreement or if the Trustee becomes insolvent. In such circumstances, the Sellers will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. (Section 9.07.)

  Unless otherwise specified in the related Prospectus Supplement, the Agreement for any Series will require the Trustee to maintain, at its own expense, an office or agency in New York City where the Certificates for such Series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the Certificate Registrar in respect of such Certificates pursuant to the related Agreement may be served.

  Unless otherwise specified in the related Prospectus Supplement, the Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of the Certificates of any Series with the same rights as it would have if it were not Trustee.

  Unless otherwise specified in the related Prospectus Supplement, the Trustee will act as Paying Agent, Certificate Registrar and Authenticating Agent for the related Series of Certificates.

INDEMNIFICATION

  Unless otherwise specified in the applicable Prospectus Supplement, each Agreement will provide that neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to such Agreement, or for errors in judgment; provided, however, that such provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which arises under an Agreement (other than in connection with the enforcement of any Contract in accordance with the Agreement) and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may in its discretion undertake any such other legal action which it may deem necessary or desirable in respect of the Agreement and the rights and duties of the parties thereto. In such event, the legal expenses and costs of such other legal action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Trust Fund and the Servicer shall be entitled to be reimbursed therefor from amounts collected on the Contracts. (Section 7.05.)

                       CREDIT AND LIQUIDITY ENHANCEMENT

  To the extent specified in the related Prospectus Supplement, a Class of Certificates may be entitled to the benefit of one or more of the following forms of credit and liquidity enhancement:

SUBORDINATION

  The Certificates of one or more Classes of a multiple-Class Series (the "Senior Certificates") may afford the holders thereof a right to receive distributions of principal or of interest or of both on each Distribution Date from amounts collected on the related Contract Pool that is prior to the right to receive such distributions afforded by the Certificates of the other Class or Classes (the "Junior Certificates" or "Subordinate Certificates"). Unless otherwise specified in the related Prospectus Supplement, this prior right will result from one or both of the following two features:

    1. The Senior Certificates will entitle the holders thereof to receive on some or all Distribution Dates, prior to any distribution of principal or of interest or of both (as specified in the related Prospectus Supplement) being made to the holders of the Junior Certificates on any such Distribution Date, a full distribution of principal or of interest or of both principal and interest (as specified in the related Prospectus Supplement) from amounts collected on the Contracts during the related Collection Period(s). To the extent that Contract collections during the related Collection Period(s) would, in the absence of liquidation losses or other circumstances adversely affecting such Contract collections, have been applied to make distributions to the holders of the Junior Certificates, this feature will enhance the likelihood of timely receipt by the holders of the Senior Certificates of full distributions of principal or of interest or of both in accordance with the applicable distribution formula.

    2. The distribution formula for the Senior Certificates (other than interest-only Certificates) will entitle the holders thereof to receive, on some or all Distribution Dates, all or a disproportionate share of the Total Regular Principal Amount until the Certificate Balance of the Senior Certificates has been reduced to zero. See "Description of Certificates-- Distributions on Certificates--A. Distributions of Principal" above. This feature, in effect, will provide the holders of the Senior Certificates (other than holders of interest-only Certificates) with a prior right to receive the principal collected on the Contracts until the Certificate Balance of the Senior Certificates has been reduced to zero. The degree of priority will depend on the share of the Total Regular Principal Amount to which the holders of the Senior Certificates (other than holders of interest-only Certificates) are entitled on particular Distribution Dates. If the holders of the Senior Certificates (other than holders of interest-only Certificates) are entitled to receive all of the Total Regular Principal Amount on each Distribution Date (to the extent of the Contract collections available to make distributions of Regular Principal on such Distribution Date), then the holders of the Senior Certificates (other than holders of interest-only Certificates) will, in effect, have a right to receive all principal collected on the Contracts that is absolutely prior to the right of the holders of the Junior Certificates to receive any principal collected on the Contracts. If, however, the holders of the Senior Certificates (other than holders of interest-only Certificates) are entitled to receive only a disproportionate share of the Total Regular Principal Amount, or are entitled to receive all or a disproportionate share of the Total Regular Principal Amount only on certain Distribution Dates, then the prior right of the holders of the Senior Certificates (other than holders of interest-only Certificates) to receive distributions of principal collected on the Contracts will, to that extent, be limited. The prior right to receive distributions of principal collections described above will enhance the likelihood that the holders of the Senior Certificates (other than holders of interest-only Certificates) will ultimately receive distributions of principal in an aggregate amount equal to the initial Certificate Balance of the Senior Certificates. It will not, however, enhance the likelihood of timely receipt by the holders of the Senior Certificates of full distributions of the amounts to which they would have been entitled in the absence of liquidation losses or other circumstances adversely affecting Contract collections.

  If specified in the related Prospectus Supplement, the features described above may be characteristic of different Classes within a multiple-Class Series. Thus, Certificates which constitute Senior Certificates under the criteria described in paragraph 1 above may constitute Junior Certificates under the criteria described in paragraph 2 above, and Certificates which constitute Senior Certificates under the criteria described in paragraph 2 above may constitute Junior Certificates under the criteria described in paragraph 1 above. In general, the splitting of the features described above among two separate Classes of a multiple-Class Series will undercut the protection against loss afforded by each of such features. The particular effects of any such splitting will be discussed in the applicable Prospectus Supplement. The following discussion is based on the assumption that the features described above will not be characteristic of different Classes within a multiple-Class Series.

  The degree of protection against loss provided to the holders of the Senior Certificates at any time by either of the subordination features described above will be determined primarily by the degree to which the aggregate principal balance of the underlying Contracts (the "Pool Principal Balance") exceeds the Certificate Balance of the Senior Certificates (and to a lesser extent, if the holders of the Senior Certificates also have a prior right to receive interest, by the degree to which the interest payable on the Contracts, net of the portions thereof used to pay the servicing fee of the Servicer (if such servicing fee is payable prior to distributions of interest to the holders of the Senior Certificates) and other expenses of the Trust Fund, exceeds the interest distributable to the holders of the Senior Certificates). The relative levels of the Certificate Balance of the Senior Certificates (the "Senior Certificate Balance") and the related Pool Principal Balance, and hence the degree of protection against loss afforded by the subordination features described above, may change over time depending on, among other things, the formula by which principal is distributed to the holders of the Senior Certificates and the level of liquidation losses on the underlying Contracts. Generally, if the holders of Senior Certificates (other than holders of interest-only Certificates) receive a disproportionate share of the Total Regular Principal Amount on any Distribution Date, the effect will be to increase, as a relative matter, the degree by which the Pool Principal Balance exceeds the Certificate Balance of the Senior Certificates, thus increasing the degree of protection against loss afforded by the subordination of the Junior Certificates. In addition, Special Principal Distributions to the holders of the Senior Certificates from sources other than principal collections on the underlying Contracts generally will increase the degree of protection against loss above the protection that would have been provided if such distributions were not made (because the Senior Certificate Balance will be reduced without a reduction in the Pool Principal Balance). On the other hand, if, due to liquidation losses or other circumstances adversely affecting Contract collections, the holders of Senior Certificates (other than holders of interest-only Certificates) receive less than their proportionate share of the Total Regular Principal Amount, the effect will be to decrease, as a relative matter, the degree to which the Pool Principal Balance exceeds the Certificate Balance of the Senior Certificates, thus decreasing the degree of protection against loss afforded by the subordination of the Junior Certificates. The effects of particular principal distribution formulae in this regard will be discussed in the applicable Prospectus Supplement. The description of any such effects in a particular Prospectus Supplement may relate the Certificate Balances of the Senior Certificates to Pool Principal Balances which are estimated or adjusted as described therein. Such Pool Principal Balances may sometimes be referred to in a Prospectus Supplement as "Pool Scheduled Principal Balances."

  Where there is more than one Class of Junior Certificates, the rights of one or more of such Classes of Junior Certificates to receive distributions of principal, interest or principal and interest may be subordinated to the rights of one or more other Classes of Junior Certificates to receive such distributions. Any Class of Junior Certificates that is entitled to receive such distributions from Contract Pool collections prior to any other Class of Junior Certificates is a "mezzanine" Class of Junior Certificates. The subordination of any Class of Junior Certificate to a mezzanine Class of Junior Certificates will enhance the likelihood of timely receipt by the holders of such mezzanine Class of Junior Certificates relative to any Class of Junior Certificates that is subordinate to such mezzanine Class of Junior Certificates. Junior Certificates, including any mezzanine Classes of Junior Certificates, may only be sold hereunder if rated in one of the four highest rating categories of a nationally recognized statistical rating organization. (See "Rating" herein). The effect of any subordination on any Classes of Junior Certificates sold hereunder will be discussed in the applicable Prospectus Supplement.

RESERVE FUNDS

  The Certificates of one or more Classes may be entitled to the benefit of one or more spread accounts or other reserve funds (each, a "Reserve Fund") which, to the extent specified in the related Prospectus Supplement, will cover shortfalls created when collections on the related Contract Pool that are available to make distributions to the holders of such Certificates are not sufficient to fund full distributions of principal, interest or principal and interest to such Certificateholders. Any Reserve Fund may be available to cover all or a portion of such shortfalls and may be available to cover any shortfalls, no matter what the cause, or only shortfalls due to certain causes (e.g., liquidation losses only or delinquencies only), all as specified in the related Prospectus Supplement. In addition, to the extent specified in the related Prospectus Supplement, a Reserve Fund may be used to make distributions of interest or Regular Principal to the holders of a Class of Certificates on particular Distribution Dates upon the occurrence of certain losses, delinquencies or other events, even if such Certificateholders would not have been entitled to any such distributions on such Distribution Dates in the absence of losses, delinquencies or other events. A Reserve Fund may also be used to fund Special Principal Distributions under the circumstances set forth in the related Prospectus Supplement. The related Prospectus Supplement will specify whether any Reserve Fund will be established as part of the Trust Fund or held outside of the Trust Fund by a collateral agent or similar third party (who may be the Trustee acting in a different capacity) and will contain a description of any arrangement pursuant to which the Reserve Fund is held outside of the Trust Fund.

  The method of funding any Reserve Fund, and the required levels of funding, if any, as well as the circumstances under which amounts on deposit in any Reserve Fund may be distributed to persons other than Certificateholders, will be described in the applicable Prospectus Supplement. To the extent that a Reserve Fund may be funded in whole or in part from some or all of the interest collected on the Contracts in excess of the interest needed to make distributions to the holders of one or more Classes of Certificates, such Reserve Fund may be referred to in the applicable Prospectus Supplement as a "Spread Account."

CREDIT FACILITIES

  The Certificates of one or more Classes may be entitled to the benefit of one or more letters of credit, surety bonds or similar credit facilities (each, a "Credit Facility"). Each such Credit Facility may be in an amount greater than, equal to or less than the Certificate Balance of the Certificates of each Class entitled to the benefits thereof, and may be subject to reduction or be limited as to duration, all as described in the applicable Prospectus Supplement. To the extent specified in the related Prospectus Supplement, amounts realized under a Credit Facility supporting the Certificates of any Class may be used for the same purposes as amounts on deposit in Reserve Funds. See "--Reserve Funds" above. A Credit Facility may be held by a Trustee as part of the related Trust Fund or may be held by a collateral agent or other third party (who may be the Trustee acting in a different capacity). The related Prospectus Supplement will contain a description of the material terms of any Credit Facility and any arrangement pursuant to which the Credit Facility is held outside of the Trust Fund. Such Prospectus Supplement will also contain certain information concerning the provider of the Credit Facility (the "Credit Facility Provider"), which information will have been provided to the Sellers by the Credit Facility Provider for use in such Prospectus Supplement. Bank of America, Bank of America, FSB or an affiliate thereof may be a Credit Facility Provider.

  If specified in the applicable Prospectus Supplement, a Credit Facility, rather than supporting distributions of particular amounts to the holders of Certificates of particular Classes, may, instead, support certain collections on the related Contract Pool. These collections may be of all or a portion of amounts due on Contracts in liquidation, all or a portion of the scheduled monthly payments due on the Contracts or of other amounts. The extent to which any such collections are supported by a Credit Facility which functions in this manner will be described in the applicable Prospectus Supplement.

LIQUIDITY FACILITIES

  The Certificates of one or more Classes may be entitled to the benefit of one or more certificate purchase agreements or other liquidity facilities (each, a "Liquidity Facility"), pursuant to which the provider of such Liquidity Facility (the "Liquidity Facility Provider") will provide funds to be used to purchase some or all of such Certificates on the Repurchase Dates applicable thereto. Unless otherwise specified in the applicable Prospectus Supplement, a Liquidity Facility will be held outside of the Trust Fund by a third party (which may be the Trustee acting in another capacity). The related Prospectus Supplement will contain a description of the material terms of any such Liquidity Facility and any arrangement pursuant to which it is held outside of the Trust Fund, and will contain certain information concerning the Liquidity Facility Provider, which information will have been provided to the Sellers by the Liquidity Facility Provider for use in such Prospectus Supplement. Bank of America, Bank of America, FSB or an affiliate thereof may be a Liquidity Facility Provider. If specified in the related Prospectus Supplement, a Reserve Fund or Credit Facility may also serve as a Liquidity Facility.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates of any Series, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of special counsel to Bank of America and Bank of America, FSB with respect to that Series on the material matters associated with such consequences, subject to any qualifications set forth herein. Special counsel to Bank of America and Bank of America, FSB for each Series will be Orrick, Herrington & Sutcliffe LLP, and a copy of the legal opinion of such counsel rendered in connection with any Series of Certificates will be filed with the Commission on a Current Report on Form 8-K within 15 days after the issuance of the related Series of Certificates. This discussion is directed primarily to Certificateholders that hold the Certificates as "capital assets" within the meaning of Section 1221 of the Code (although portions thereof also may apply to Certificateholders who do not hold Certificates as "capital assets") and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service (the "Service") with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors are advised to consider the state, local and other tax consequences, if any, of the purchase, ownership and disposition of Certificates in a Series. See "Other Tax Consequences." Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Certificates in a Series.

  The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund with respect to which an election to be treated as a "real estate mortgage investment conduit" ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code will be made, and (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made.

  The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

  The following discussion is limited in applicability to the Certificates. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

REMIC ELECTIONS

  Under the Code, an election may be made with respect to a Trust Fund related to any Series of Certificates to treat such Trust Fund as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D(a) of the Code, in which case the Certificates of any Class of such Series will be either "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code or "residual interests" in the REMIC within the meaning of Section 860G(a)(2) of the Code. The Prospectus Supplement for each Series of Certificates will indicate whether each Seller of Contracts to the related Contract Pool intends to cause an election to be made to treat the Trust Fund as a REMIC, and if such an election is to be made, which Certificates will be regular interests and which will be the residual interest in the REMIC. The discussion under the heading "--REMIC Certificates" discusses Series with respect to which each Seller of Contracts to the related Contract Pool will cause a REMIC election to be made and the discussion under the heading "--Non-REMIC Certificates" discusses Series with respect to which the Sellers (or if only one Seller sells Contracts to the related Contract Pool, the applicable Seller) will not cause a REMIC election to be made.

REMIC CERTIFICATES

  The discussion in this section applies only to a Series of Certificates for which a REMIC election is to be made. Upon the issuance of each Series of Certificates for which a REMIC election is to be made, Orrick, Herrington & Sutcliffe LLP, special counsel to Bank of America and Bank of America, FSB, will deliver its opinion generally to the effect that, with respect to each such Series of Certificates, under then existing law and assuming that a REMIC election is made in accordance with the requirements of the Code and compliance by the Seller(s), the Servicer and the Trustee for such Series with all of the provisions of the related Agreement, the agreement or agreements, if any, providing for a Credit Facility or a Liquidity Facility, together with any agreement documenting the arrangement through which a Credit Facility or a Liquidity Facility is held outside the related Trust Fund, and agreement or agreements with any Underwriter, the Trust Fund will be a REMIC, and the Certificates of such Series will be treated as either "regular interests" in the REMIC ("Regular Certificates") or "residual interests" in the REMIC ("Residual Certificates").

  The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of REMIC Certificates, to the extent it relates to matters of law or legal conclusions with respect thereto, represents the opinion of Orrick, Herrington & Sutcliffe LLP, special counsel to Bank of America and Bank of America, FSB, subject to any qualifications set forth herein. In addition, Orrick, Herrington & Sutcliffe LLP, special counsel to Bank of America and Bank of America, FSB, have prepared or reviewed the statements in this Prospectus under the heading "Certain Federal Income Tax Consequences--REMIC Certificates," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is advised to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

  A. Tax Status of REMIC Certificates. Unless otherwise specified in the related Prospectus Supplement, the Certificates of any Series, in their entirety, will generally be considered (i) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and (ii) assets described in
Section 7701(a)(19)(C) of the Code (assets qualifying under one or more of those sections, applying each section separately, "qualifying assets") for a calendar quarter if at least 95% of the assets of the related Trust Fund are qualifying assets during such calendar quarter. In the event the percentage of the Trust Fund's assets which are qualifying assets falls below 95% for any calendar quarter, then a corresponding percentage of the Certificates will be treated as qualifying assets for such calendar quarter. Any amount includable in gross income with respect to the Certificates will be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code to the extent that the Certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. The assets of the Trust Fund will include, in addition to the Contracts, payments on the Contracts held pending distribution, and may include, among other assets, one or more Reserve Funds. With respect to the treatment of Contracts as qualifying assets, (i) the Treasury Regulations under Section 856 of the Code define a "real estate asset" under Section 856(c)(5)(A) of the Code to include a loan secured by manufactured housing that qualifies as a single family residence under the Code, and (ii) the Treasury Regulations under Section 7701(a)(19)(C) of the Code provide that assets described in that Section include loans secured by manufactured housing that qualifies as a single family residence under the Code. It is unclear whether other assets of the Trust Fund would be treated as qualifying assets under the foregoing sections of the Code. REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section 851(b)(4)(A)(ii).

  B. Qualification as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. The following discussion assumes that such requirements will be satisfied by a Trust Fund so long as any REMIC Certificates related to such Trust Fund are outstanding. Substantially all of the assets of the REMIC must consist of "qualified mortgages" and "permitted investments" as of the close of the third month beginning after the day on which the REMIC issues all of its regular and residual interests (the "Startup Day") and at all times thereafter. The term "qualified mortgage" means any obligation (including a participation or certificate of beneficial ownership in such obligation) which is principally secured by an interest in real property that is transferred to the REMIC on the Startup Day in exchange for regular or residual interests in the REMIC or is purchased by the REMIC within the three-month period beginning on the Startup Day if such purchase is pursuant to a fixed price contract in effect on the Startup Day. The REMIC Regulations provide that a manufactured housing contract is principally secured by an interest in real property if the fair market value of the real property securing the contract is at least equal to either (i) 80% of the issue price (generally, the principal balance) of the contract at the time it was originated or (ii) 80% of the adjusted issue price (the then outstanding principal balance, with certain adjustments) of the contract at the time it is contributed to a REMIC. The fair market value of the underlying real property is to be determined after taking into account other liens encumbering that real property. Alternatively, a manufactured housing contract is principally secured by an interest in real property if substantially all of the proceeds of the contract were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the contract (other than the personal liability of the obligor). The REMIC Regulations as well as a published notice issued by the Internal Revenue Service (the "Service") provide that obligations secured by interests in manufactured housing, which qualify as "single family residences" within the meaning of Section 25(e)(10) of the Code, are to be treated as "qualified mortgages" for qualifying a Trust Fund as a REMIC. Under Section 25(e)(10) of the Code, the term "single family residence" includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location. Bank of America or Bank of America, FSB or both of them, as the case may be, will represent and warrant that each of the manufactured homes securing the Contracts conveyed by it to a Trust Fund meets this definition of a "single family residence." A qualified mortgage also includes a "qualified replacement mortgage" that is used to replace any "qualified mortgage" within three months of the Startup Day or to replace a defective mortgage within two years of the Startup Day.

  "Permitted investments" consist of (a) temporary investments of cash received under qualified mortgages before distribution to holders of interests in the REMIC ("cash-flow investments"), (b) amounts, such as a reserve fund, if any, reasonably required to provide for full payment of expenses of the REMIC, the principal and interest due on regular or residual interests in the event of defaults on qualified mortgages, lower than expected returns on cash-flow investments, prepayment interest shortfalls or certain other contingencies ("qualified reserve assets") and (c) certain property acquired as a result of foreclosure of defaulted qualified mortgages ("foreclosure property"). A reserve fund will not be qualified if more than 30% of the gross income from the assets in the reserve fund is derived from the sale or other disposition of property held for three months or less, unless such sale is necessary to prevent a default in payment of principal or interest on Regular Certificates. In accordance with Section 860G(a)(7) of the Code, a reserve fund must be "promptly and appropriately" reduced as payments on contracts are received. Foreclosure property will be a permitted investment only to the extent that such property is not held for more than three years unless an extension of such holding period is obtained from the Service.

  The Code requires that in order to qualify as a REMIC an entity must make reasonable arrangements designed to ensure that certain specified entities, generally including governmental entities or other entities that are exempt from United States tax, including the tax on unrelated business income ("Disqualified Organizations"), do not hold the residual interest in the REMIC. Consequently, it is expected that in the case of any Trust Fund for which a REMIC election is made, the transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization will be prohibited, and the ability of a Residual Certificate to be transferred will be conditioned on the Trustee's receipt of a certificate or other document representing that the proposed transferee is not a Disqualified Organization. The transferor of a Residual Certificate must not, as of the time of the transfer, have actual knowledge that such representation is false. The Code further requires that reasonable arrangements be made to enable a REMIC to provide the Service and certain other parties, including transferors of residual interests in a REMIC, with the information needed to compute the tax imposed by Section 860E(e)(1) of the Code if, in spite of the steps taken to prevent Disqualified Organizations from holding residual interests, such an organization does, in fact, acquire a residual interest. See "Restrictions on Transfer of Residual Certificates" below.

  For certain Series of Certificates, two or more separate elections may be made to treat segregated portions of the assets of a single Trust Fund as REMICs for federal income tax purposes. Upon the issuance of any such series of Certificates, Orrick, Herrington & Sutcliffe LLP, special tax counsel to Bank of America and Bank of America, FSB, will have advised Bank of America and Bank of America, FSB, as described above, that at the initial issuance of the Certificates of such Series, each such segregated portion qualify as a REMIC for federal income tax purposes, and that the Certificates in such Series will be treated either as Regular Certificates or Residual Certificates of the appropriate REMIC. Solely for the purpose of determining whether such Regular Certificates will constitute qualifying real estate or real property assets for certain categories of financial institutions or real estate investment trusts as described above under "--A. Tax Status of REMIC Certificates," some or all of the REMICs in a multiple-tier REMIC structure may be treated as one. See the discussion below under "--C. Taxation of Regular Certificates."

  If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and interests in the REMIC may be treated as debt or equity interests therein. If the Trust Fund were treated as a corporation, income of the Trust Fund would be subject to corporate tax in the hands of the Trust Fund, and, therefore, only a reduced amount might be available for distribution to Certificateholders. The Code authorizes the Treasury Department to issue Treasury regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of a REMIC would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report (the

"Committee Report") to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate income tax on all or a portion of the REMIC's income for the period of time in which the requirements for REMIC status are not satisfied. The Agreement with respect to each REMIC will include provisions designed to maintain the related Trust Fund's status as a REMIC. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

  C. Taxation of Regular Certificates.

  1. General. The Regular Certificates in any Series will constitute "regular interests" in the related REMIC. Accordingly, the Regular Certificates will generally be treated for federal income tax purposes as debt instruments that are issued by the related Trust Fund on the date of issuance of the Regular Certificates and not as ownership interests in the Trust Fund or the Trust Fund's assets. Interest, original issue discount, and market discount accrued on a Regular Certificate will be treated as ordinary income to the holder. Each holder must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such holder. Payments of interest on REMIC Regular certificates may be based on a fixed rate or a variable rate as permitted by the REMIC Regulations, or may consist of a specified portion of the interest payments on qualified mortgages where such portion does not vary during the period the REMIC Regular Certificate is outstanding. If a Regular Certificate represents an interest in a REMIC that consists of a specified portion of the interest payments on the REMIC's qualified mortgages, the stated principal amount with respect to that Regular Certificate may be zero.

  2. Original Issue Discount. Certain Regular Certificates may be issued with "original issue discount" within the meaning of Code Section 1273(a). Any holders of Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of the receipt of the cash attributable to such income. The Company will report annually (or more often if required) to the Internal Revenue Service ("IRS") and to Certificateholders such information with respect to the original issue discount accruing on the REMIC Regular Certificates as may be required under Code Section 6049 and the regulations thereunder. See "--11. Reporting Requirements" below.

  Rules governing original issue discount are set forth in Code Sections 1271 through 1273 and 1275 and, to some extent, in the OID Regulations. Code
Section 1272(a)(6) provides special original issue discount rules applicable to Regular Certificates. Regulations have not yet been proposed or adopted under Section 1272(a)(6) of the Code. Further, application of the OID Regulations to the Regular Certificates remains unclear in some respects because the OID Regulations generally purport not to apply to instruments to which section 1272(a)(6) applies such as Regular Certificates, and separately because they either do not address, or are subject to varying interpretations with regard to, several relevant issues.

  Code Section 1272(a)(6) requires that a mortgage prepayment assumption ("Prepayment Assumption") be used in computing the accrual of original issue discount on Regular Certificates and for certain other federal income tax purposes. The Prepayment Assumption is to be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The Committee Report indicates that the regulations will provide that the Prepayment Assumption, if any, used with respect to a particular transaction must be the same as that used by the parties in pricing the transaction. Unless otherwise specified in the applicable Prospectus Supplement, the Company will use a percentage of the prepayment assumption specified in the applicable Prospectus Supplement in reporting original issue discount that is consistent with this standard. However, the Company does not make any representation that the Mortgage Loans will in fact prepay at a rate equal to that prepayment assumption or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the Regular Certificates. The Prospectus Supplement with respect to a Series of Certificates will disclose the prepayment assumption to be used in reporting original issue discount, if any, and for certain other federal income tax purposes.

  The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". Except as discussed in the following two paragraphs, in general, the issue price of a particular Class of Regular Certificates offered hereunder will be the price at which a substantial amount of Regular Certificates of that Class are first sold to the public (excluding bond houses and brokers).

  If a Regular Certificate is sold with accrued interest that relates to a period prior to the issue date of such Regular Certificate, the amount paid for the accrued interest will be treated instead as increasing the issue price of the Regular Certificate. In addition, that portion of the first interest payment in excess of interest accrued from the Closing Date to the first Distribution Date will be treated for federal income tax reporting purposes as includible in the stated redemption price at maturity of the Regular Certificate, and as excludible from income when received as a payment of interest on the first Distribution Date. The OID Regulations suggest that some or all of this pre-issuance accrued interest "may" be treated as a separate asset (and hence not includible in a Regular Certificate's issue price or stated redemption price at maturity), whose cost is recovered entirely out of interest paid on the first Distribution Date. It is unclear how such treatment would be elected under the OID Regulations and whether an election could be made unilaterally by a Certificateholder.

  The stated redemption price at maturity of a Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." Under the OID Regulations, "qualified stated interest" is interest that is unconditionally payable at least annually during the entire term of the Certificate at either (i) a single fixed rate that appropriately takes into account the length of the interval between payments or (ii) the current values of a single "qualified floating rate" or "objective rate" (each, a "Single Variable Rate"). A "current value" is the value of a variable rate on any day that is no earlier than three months prior to the first day on which that value is in effect and no later than one year following that day. A "qualified floating rate" is a rate whose variations can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Certificate is denominated. Such a rate remains qualified even though it is multiplied by a fixed, positive multiple not exceeding 1.35, increased or decreased by a fixed rate, or both. Certain combinations of rates constitute a single qualified floating rate, including
(i) interest stated at a fixed rate for an initial period of less than one year followed by a qualified floating rate if the value of the floating rate at the closing date is intended to approximate the fixed rate, and (ii) two or more qualified floating rates that can be expected to have appropriately the same values throughout the term of the Certificate. A combination of such rates is conclusively presumed to be a single floating rate if the values of all rates on the closing date are within 0.25% of each other. A variable rate that is subject to an interest rate cap, floor, "governor" or similar restriction on rate adjustment may be a qualified floating rate only if such restriction is fixed throughout the term of the instrument, or is not reasonably expected as of the closing date to cause the yield on the debt instrument to differ significantly from the expected yield absent the restriction. An "objective rate" is a rate (other than a qualified floating rate) determined using a single formula fixed for the life of the Certificate, which is based on (i) one or more qualified floating rates (including a multiple or inverse of a qualified floating rate), (ii) one or more rates each of which would be a qualified floating rate for a debt instrument denominated in a foreign currency, (iii) the yield of changes in price of one or more items of "actively traded" personal property, (iv) a combination of rates described in (i), (ii) and (iii), or (v) a rate designated by the IRS. However, a variable rate is not an objective rate if it is reasonably expected that the average value of the rate during the first half of the Certificate's term will differ significantly from the average value of such rate during the final half of its term. A combination of interest stated at a fixed rate for an initial period of less than one year followed by an objective rate is treated as a single objective rate if the value of the objective rate at the closing date is intended to approximate the fixed rate; such a combination of rates is conclusively presumed to be to be a single objective rate if the objective rate on the closing date does not differ from the fixed rate by more than 0.25%. The qualified stated interest payable with respect to certain variable rate debt instruments not bearing stated interest at a Single Variable Rate generally is determined under the OID Regulations by converting such instruments into fixed rate debt instruments. Instruments qualifying for such treatment generally include those providing for stated interest at (i) more than one qualified floating rates, or at (ii) a single fixed rate and (a) one or more qualified floating rates or (b) a single "qualified inverse floating rate" (each, a "Multiple Variable Rate"). A qualified inverse floating rate is an objective rate equal to a fixed rate reduced by a qualified floating rate, the variations in which can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds (disregarding permissible rate caps, floors, governors and similar restrictions such as are described above). Under these rules, some of the payments of interest on a Certificate bearing a fixed rate of interest for an initial period followed by a qualified floating rate of interest in subsequent periods could be treated as included in the stated redemption price at maturity if the initial fixed rate were to differ sufficiently from the rate that would have been set using the formula applicable to subsequent periods. See "Taxation of Regular Certificates--3. Variable Rate Certificates". Regular Certificates offered hereby other than Certificates providing for variable rates of interest or for the accretion of interest are not anticipated to have stated interest other than "qualified stated interest", but if any such REMIC Regular Certificates are so offered, appropriate disclosures will be made in the Prospectus Supplement. Some or all of the payments on REMIC Regular Certificates providing for the accretion of interest will be included in the stated redemption price at maturity of such Certificates.

  Under a de minimis rule in the Code, as interpreted in the OID Regulations, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average life of the Regular Certificate. For this purpose, the weighted average life of the Regular Certificate is computed as the sum of the amounts determined by multiplying the amount of each payment under the instrument (other than a payment of qualified stated interest) by a fraction, whose numerator is the number of complete years from the issue date until such payment is made, and whose denominator is the stated redemption price at maturity of such Regular Certificate. The IRS may be anticipated to take the position that this rule should be applied taking into account the prepayment assumption and the effect of any anticipated investment income. Under the OID Regulation, Regular Certificates bearing only qualified stated interest except for any "teaser" rate, interest holiday or similar provision would be treated as subject to the de minimis rule if the greater of the deferred or foregone interest or the other original issue discount is less than such de minimis amount.

  The OID Regulations generally would treat de minimis original issue discount as includible in income as each principal payment is made, based on the product of the total amount of such de minimis original issue discount and a fraction, whose numerator is the amount of such principal payment and whose denominator is the stated principal amount of the Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Taxation of Regular Certificates--4. Market Discount" and "--5. Premium".

  Each holder of a Regular Certificate must include in gross income the sum of the "daily portions" of original issue discount on its Regular Certificate for each day during its taxable year on which it held such Regular Certificate. For this purpose, in the case of an original holder of a Regular Certificate, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each accrual period, that is, unless otherwise stated in the applicable Prospectus Supplement, each period that begins or ends on a date that corresponds to a Distribution Date on the Regular Certificate and begins on the first day following the immediately preceding accrual period (beginning on the Closing Date in the case of the first such period). For any accrual period such portion will equal the excess, if any, of (i) the sum of (A) the present value of all of the distributions remaining to be made on the Regular Certificate, if any, as of the end of the accrual period and (B) the distribution made on such Regular Certificate during the accrual period of amounts included in the stated redemption price at maturity, over (ii) the adjusted issue price of such Regular Certificate at the beginning of the accrual period. The present value of the remaining payments referred to in the preceding sentence will be calculated based on (i) the yield to maturity of the Regular Certificate, calculated as of the settlement date, giving effect to the Prepayment Assumption, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, and (iii) the prepayment assumption. The adjusted issue price of a Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount with respect to such Regular Certificate that accrued in prior accrual periods, and reduced by the amount of any distributions made on such Regular Certificate in prior accrual periods of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will be allocated ratably to each day during the period to determine the daily portion of original issue discount for each day. With respect to an accrual period between the settlement date and the first Distribution Date on the Regular Certificate (notwithstanding that no distribution is scheduled to be made on such date) that is shorter than a full accrual period, the OID Regulations permit the daily portions of original issue discount to be determined according to any reasonable method.

  A subsequent purchaser of a Regular Certificate that purchases such Regular Certificate at a cost (not including payment for accrued qualified stated interest) less than its remaining stated redemption price at maturity will also be required to include in gross income, for each day on which it holds such Regular Certificate, the daily portions of original issue discount with respect to such Regular Certificate, but reduced, if such cost exceeds the "adjusted issue price", by an amount equal to the product of (i) such daily portions and (ii) a constant fraction, whose numerator is such excess and whose denominator is the sum of the daily portions of original issue discount on such Regular Certificate for all days on or after the day of purchase. The adjusted issue price of a Regular Certificate on any given day is equal to the sum of the adjusted issue price (or, in the case of the first accrual period, the issue price) of the Regular Certificate at the beginning of the accrual period during which such day occurs and the daily portions of original issue discount for all days during such accrual period prior to such day, reduced by the aggregate amount of distributions previously made other than distributions of qualified stated interest.

  3. Variable Rate Certificates. Purchasers of Regular Certificates bearing a variable rate of interest should be aware that there is uncertainty concerning the application of Section 1272(a)(6) of the Code and the OID Regulations to such Certificates. In the absence of other authority, the Company intends to be guided by the provisions of the OID Regulations governing variable rate debt instruments in adapting the provisions of Section 1272(a)(6) of the Code to such Certificates for the purpose of preparing reports furnished to Certificateholders. The effect of the application of such provisions generally will be to cause Certificateholders holding Certificates bearing interest at a Single Variable Rate to take into account for each period an amount corresponding approximately to the sum of (i) the qualified stated interest, accruing on the outstanding face amount of the Regular Certificate as the stated interest rate for that Certificate varies from time to time and (ii) the amount of original issue discount that would have been attributable to that period on the basis of a constant yield to maturity for a bond issued at the same time and issue price as the Regular Certificate, having the same face amount and schedule of payments of principal as such Certificate, subject to the same prepayment assumption, and bearing interest at a fixed rate equal to the value of the applicable qualified floating rate or qualified inverse floating rate in the case of a Certificate providing for either such rate, or equal to the fixed rate that reflects the reasonably expected yield on the Certificate in the case of a Certificate providing for an objective rate other than an inverse floating rate, in each case as of the issue date. Certificateholders holding Regular Certificates bearing interest at a Multiple Variable Rate generally will take into account interest and original issue discount under a similar methodology, except that the amounts of qualified stated interest and original issue discount attributable to such a Certificate first will be determined for an equivalent fixed rate debt instrument, the assumed fixed rates for which are (a) for each qualified floating rate, the value of each such rate as of the closing date (with appropriate adjustment for any differences in intervals between interest adjustment dates), (b) for a qualified inverse floating rate, the value of the rate as of the closing date,
(c) for any other objective rate, the fixed rate that reflects the yield that is reasonably expected for the Certificate, and (d) for an actual fixed rate, such hypothetical fixed rate as would result under (a) or (b) if the actual fixed rate were replaced by a hypothetical qualified floating rate or qualified inverse floating rate such that the fair market value of the Certificate as of the issue date would be approximately the same as that of an otherwise identical debt instrument providing for the hypothetical variable rate rather than the actual fixed rate. If the interest paid or accrued with respect to a Multiple Variable Rate Certificate during an accrual period differs from the assumed fixed interest rate, such difference will be an adjustment (to interest or original issue discount, as applicable) to the Certificateholder's taxable income for the taxable period or periods to which such difference relates. Additionally, purchasers of such Certificates should be aware that the provisions of the OID Regulations applicable to variable rate debt instruments have been limited and may not apply to some Regular Certificates having variable rates. If such a Certificate is not governed by the provisions of the OID Regulations applicable to variable rate debt instruments, it may be subject to provisions of proposed Treasury Regulations applicable to instruments having contingent payments. The application of those provisions to instruments such as variable rate Regular Certificates is subject to differing interpretations. Prospective purchasers of variable rate Regular Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

  4. Market Discount. A Certificateholder that purchases a Regular Certificate at a market discount, that is, at a purchase price less than the adjusted issue price (as defined under "--Taxation of Regular Certificates--2. Original Issue Discount") of such Regular Certificate generally will recognize market discount upon receipt of each distribution of principal. In particular, such a holder will generally be required to allocate each payment of principal on a Regular Certificate first to accrued market discount, and to recognize ordinary income to the extent such principal payment does not exceed the aggregate amount of accrued market discount on such Regular Certificate not previously included in income. Such market discount must be included in income in addition to any original issue discount includible in income with respect to such Regular Certificate.

  A Certificateholder may elect to include market discount in income currently as it accrues, rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made for a Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to currently include market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium is deemed to have made an election to amortize bond premium, as described below, with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

  Under a statutory de minimis exception, market discount with respect to a Regular Certificate will be considered to be zero for purposes of Code Sections 1276 through 1278 if such market discount is less than 0.25% of the stated redemption price at maturity of such Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar de minimis rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied in determining whether market discount is de minimis. It appears that de minimis market discount on a Regular Certificate would be treated in a manner similar to original issue discount of a de minimis amount. See "Taxation of Regular Certificates--2. Original Issue Discount". Such treatment would result in discount being included in income at a slower rate than discount would be required to be included using the method described above. However, Treasury regulations implementing the market discount de minimis exception have not been issued in proposed or temporary form, and the precise treatment of de minimis market discount on obligations payable in more than one installment therefore remains uncertain.

  The 1986 Act grants authority to the Treasury Department to issue regulations providing for the method for accruing market discount of more than a de minimis amount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report will apply. Under those rules, the holder of a bond purchased with more than de minimis market discount may elect to accrue such market discount either on the basis of a constant yield method or on the basis of the appropriate proportionate method described below. Under the proportionate method for obligations issued with original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the period. Under the proportionate method for obligations issued without original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. The Prepayment Assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount under any of the above methods. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Regular Certificate purchased at a discount in the secondary market.

  Further, a purchaser generally will be required to treat a portion of any gain on sale or exchange of a Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income. Such purchaser also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Regular Certificate. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

  5. Premium. A Regular Certificate purchased at a cost (not including payment for accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to be purchased at a premium. The holder of such a Regular Certificate may elect to amortize such premium under the constant yield method. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the

Certificateholder as having made the election to amortize premium generally, as discussed above. The Committee Report indicates a Congressional intent that the same rules that will apply to accrual of market discount on installment obligations will also apply in amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates.

  6. Effects of Defaults or Delinquencies. Certain Series of Certificates may contain one or more Classes of Subordinate Certificates. In the event there are defaults or delinquencies on Contracts in the related Trust Fund, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Holders of Subordinate Certificates nevertheless will be required to report interest income with respect to such Certificates (including original issue discount) as such income accrues without giving effect to delays or reductions in distributions on such Subordinate Certificates attributable to defaults and delinquencies on such Contracts, except to the extent that it can be established that the undistributed amounts are not collectible. As a result, the amount of income reported by a holder of a Subordinate Certificate in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults or delinquencies on the related Contracts. However, the timing of such losses or reductions in income is uncertain, and in some circumstances losses could be capital losses that generally can be offset only with capital gains. Holders of Subordinate Certificates should consult their own tax advisors on these points.

  7. Sales of Certificates. If a Regular Certificate is sold or exchanged, the seller will recognize gain or loss equal to the difference, if any, between the amount realized (net of accrued interest) and its adjusted basis in such Regular Certificate. A seller's adjusted basis generally will equal the cost of such Regular Certificate to the seller, increased by any original issue discount reported by such seller with respect to such Regular Certificate and reduced (but not below zero) by distributions received by such seller (other than payments of qualified stated interest) and by any amortized premium. Except as described above "--4. Market Discount" and with respect to the next three paragraphs, any such gain or loss will be capital gain or loss provided the Regular Certificate is held as a capital asset. The Taxpayer Relief Act of 1997 (the "1997 Act") has changed the tax rates and holding periods applicable to long-term capital gains of individuals. Because the tax rates and applicable holding periods will vary depending upon a Certificateholder's individual circumstances, investors should consult their own tax advisors concerning the effect of these 1997 Act changes.

  Gain from the disposition of a Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includable in the seller's gross income had income accrued at a rate equal to 110% of "the applicable Federal rate" under Section 1274(d) of the Code (generally, an average yield of United States Treasury obligations of different ranges of maturities published monthly by the Service), determined as of the date of purchase of such Regular Certificate, over (ii) the amount of income actually includable in the gross income of the seller with respect to the Regular Certificate.

  Regular Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, and accordingly, gain or loss recognized from a sale of a Regular Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

  If Bank of America and Bank of America, FSB, or either of them, is determined to have intended on the date of issue of the Regular Certificates to call all or any portion of the Regular Certificates prior to their stated maturity within the meaning of Section 1271(a)(2)(A) of the Code, any gain realized upon a sale, exchange, retirement, or other disposition of a Regular Certificate would be considered ordinary income to the extent it does not exceed the unrecognized portion of the original issue discount, if any, with respect to the Regular Certificate. The OID Regulations provide that the intention to call rule will not be applied to mortgage-backed securities such as the Regular Certificates. In addition, under the OID Regulations, a mandatory sinking fund or call option is not evidence of an intention to call.

  8. Pass-Through of Expenses Other Than Interest. If a Trust Fund for which a REMIC election is made is considered a "single-class REMIC" (as defined below), a portion of such Trust Fund's servicing, administrative and other non-interest expenses will be allocated as a separate item to those Regular Certificateholders that are "pass-through interest holders" (as defined below). Such a holder would be required to add its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. An individual would generally be allowed a deduction for such an expense item for regular tax purposes only as a miscellaneous itemized deduction subject to the limitation under Section 67 of the Code, and may not be allowed any deduction for such item for purposes of the alternative minimum tax. Section 67 of the Code allows deductions for miscellaneous itemized deductions only to the extent that in the aggregate they exceed 2% of an individual's adjusted gross income. The Revenue Reconciliation Act of 1990 further limits the itemized deductions allowed to certain individuals. If so specified in the related Prospectus Supplement, the applicable Agreement will require each holder to give the Trust Fund written notice immediately upon becoming a holder, if it is a pass-through interest holder, or is holding a Regular Certificate on behalf of a pass-through interest holder. The Trust Fund will report to each holder that has given the Trust Fund such notice (and others if it is required) and to the Service, each such holder's allocable share, if any, of the Trust Fund's noninterest expenses. Generally, a "single-class REMIC" is defined as (i) a REMIC that would be treated as an investment trust under Treasury regulations but for its qualification as a REMIC or (ii) a REMIC that is substantially similar to an investment trust but is structured with the principal purpose of avoiding the allocation requirement imposed under Section 67 of the Code. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Such investors should consult their own tax advisors regarding consequences to them of the allocation of the Trust Fund's non-interest expenses. In addition, the amount of itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds certain thresholds will be reduced.

  9. Taxation of Certain Foreign Investors. For purposes of this discussion, a "Foreign Holder" is a Certificateholder who holds a Regular Certificate and who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, a state (other than any partnership that is treated as not a United States person under any Applicable Treasury regulations) thereof or the District of Columbia or an entity taxable as such for U.S. federal income tax purposes, (iii) an estate, the income of which is included in gross income for United States tax purposes regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. Unless the interest on a Regular Certificate is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States, the Foreign Holder is not subject to federal income or withholding tax on interest (or original issue discount, if any) on a Regular Certificate (subject to possible backup withholding of tax, discussed below), provided the Foreign Holder is not a controlled foreign corporation related to Bank of America or Bank of America, FSB and does not own actually or constructively 10% or more of the voting stock of Bank of America or Bank of America, FSB. To qualify for this tax exemption, the Foreign Holder will be required to provide periodically a statement signed under penalties of perjury certifying that the Foreign Holder meets the requirements for treatment as a Foreign Holder and providing the Foreign Holder's name and address. The statement, which may be made on a Form W-8 or substantially similar substitute form, generally must be provided in the year a payment occurs or in either of the two preceding years. The statement must be provided either directly or through a clearing organization or financial institution. This exemption may not apply to a Foreign Holder that owns directly or indirectly both Regular Certificates and Residual Certificates. If for any reason the exemption does not apply, interest paid to Foreign Holders will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a reduced rate provided in a tax treaty). If the interest on a Regular Certificate is effectively connected with the conduct by a Foreign Holder of a trade or business within the United States, then the Foreign Holder will be subject to tax at regular graduated rates. Foreign Holders should consult their own advisors regarding the specific tax consequences of their owning a Regular Certificate.

  Any gain recognized by a Foreign Holder upon a sale, retirement or other taxable disposition of a Regular Certificate generally will not be subject to United States federal income tax unless either (i) the Foreign Holder is a non-resident alien individual who holds the Regular Certificate as a capital asset and who is present in the United States for 183 days or more in the taxable year of the disposition and either the gain is attributable to an office or other fixed place of business maintained in the United States by the individual or the individual has a "tax home" in the United States, or (ii) the gain is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States.

  A Regular Certificate will not be included in the estate of a Foreign Holder who does not own actually or constructively 10% or more of the voting stock of Bank of America or Bank of America, FSB. Regular Certificateholders who are non-U.S. Persons and persons related to such holders should not acquire any Residual Certificates, and Residual Certificateholders and persons related to Residual Certificateholders should not acquire any Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

  10. Backup Withholding. Under certain circumstances, a REMIC Certificateholder may be subject to "backup withholding" at a 31% rate. Backup withholding may apply to a REMIC Certificateholder who is a United States person if the holder, among other circumstances, fails to furnish his Social Security number or other taxpayer identification number to the Trustee. Backup withholding may apply, under certain circumstances, to a REMIC Certificateholder who is a foreign person if the REMIC Certificateholder fails to provide the Trustee or the REMIC Certificateholder's securities broker with the statement necessary to establish the exemption from federal income and withholding tax on interest on the REMIC Certificates. Backup withholding, however, does not apply to payments on a Certificate made to certain exempt recipients, such as corporations and tax-exempt organizations, and to certain foreign persons. Each non-exempt Certificateholder will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. REMIC Certificateholders should consult their tax advisors for additional information concerning the potential application of backup withholding to payments received by them with respect to a Certificate.

  11. Requirements. The Servicer will report annually to the Service, to holders of record of the Regular Certificates that are not excepted from the reporting requirements and, to the extent required by the Code, to other interested parties, information with respect to the interest paid or accrued on the Regular Certificates, original issue discount, if any, accruing on the Regular Certificates and information necessary to compute the accrual of any market discount or the amortization of any premium on the Regular Certificates.

  12. New Withholding Regulations. The Treasury Department has issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

  D. Taxation of Residual Certificates. The discussion under this heading applies only to a Series of Certificates with respect to which a REMIC election is made and to Residual Certificates. Such Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if they were treated for federal income tax purposes as direct ownership interests in the related Trust Fund or as debt instruments issued by such Trust Fund.

  1. Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to federal income tax. Rather, the taxable income of a REMIC is taken into account by the holders of REMIC residual interests.

  In general, each original holder of a Residual Certificate will report on its federal income tax return, as ordinary income, its share of the "daily portion" of the taxable income of the Trust Fund for each day during the taxable year on which such Residual Certificateholder held a Residual Certificate. The "daily portion" of the taxable income of the Trust Fund is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the Trust Fund for such quarter, and such Residual Certificateholder's share of the "daily portion" is based on the portion of outstanding Residual Certificates that such Residual Certificateholder owns on such day. REMIC taxable income will be taxable to the Residual Certificateholders without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitation on the deductibility of "passive losses." As residual interests, the Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Contracts, or as debt instruments issued by the REMIC. Under certain circumstances, a Residual Certificateholder may be required to recognize for a given period income substantially in excess of distributions made on the Residual Certificates.

  A subsequent Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the Trust Fund for each day that such Residual Certificateholder held such Residual Certificate. Those daily amounts generally would equal the amounts, described above, that would have been reported for the same days by a holder of a Residual Certificate (an "Original Holder") that purchased such Residual Certificate at its original issuance and held it continuously thereafter. As discussed below, the taxable income of the Trust Fund will be calculated based in part on the initial tax basis to the Trust Fund of its assets, which in turn equals the sum of the issue prices of the Residual Certificates and each Class of Regular Certificates. The legislative history of the 1986 Act indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent Residual Certificateholder that purchased such Residual Certificate at a price greater than (or less than) the adjusted basis (as defined below in "Distributions") such Residual Certificate would have in the hands of an Original Holder. For the present, however, adjustments are apparently not permitted or required.

  2. A holder's adjusted basis in a Residual Certificate will equal the purchase price of such Residual Certificate, increased by the amount of the related Trust Fund's taxable income that is allocated to the holder of such Residual Certificate, and decreased (but not below zero) by the amount of distributions received thereon by such holder and the Trust Fund's net losses allocated to such holder. Payments on a Residual Certificate (whether at their scheduled times or as a result of prepayments) will generally not result in any taxable income or loss to the holder of a Residual Certificate. If the amount of such payment exceeds a holder's adjusted basis in its Residual Certificate, however, the holder will recognize gain (treated as gain from the sale or exchange of its Residual Certificate) to the extent of such excess. See "--10. Sale or Exchange" below.

  3. Taxable Income of the Trust Fund. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitation on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts, and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. In general, the Trust Fund's taxable income will reflect a netting of (i) the gross income produced by the assets of the Trust Fund, including the stated interest and any original issue discount or market discount income on the Contracts in the related Contract Pool (net of any amortized premium on such Contracts), income from the investment or reinvestment of cash flows and, if applicable, reserve assets, and amortization of any issue premium with respect to the Regular Certificates and (ii) deductions, including stated interest and original issue discount expense on Regular Certificates that would be permitted if the Regular Certificates were indebtedness of the Trust Fund, servicing fees, and other administrative expenses of the Trust Fund (except as described below under "--
5. Expenses Other Than Interest"). Any gain or loss realized by the Trust Fund from the disposition of any asset is treated as gain or loss from the sale or exchange of property that is not a capital asset. If there is more than one Class of Regular Certificates, deductions allowed to the Trust Fund with respect to the Regular Certificates will generally be calculated separately with respect to each Class based on the yield of that Class.

  For purposes of determining its taxable income, the Trust Fund will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the Regular Certificates and the Residual Certificates. The issue price of a Certificate of a Class (whether Regular Certificates or Residual Certificates) that is publicly offered will be the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the Certificates of that Class is sold, and if not publicly offered will be the price paid by the first buyer of a Certificate of such class. If a Residual Certificate has a negative value, it is not clear whether its issue price would be considered to be zero or such negative amount for purposes of determining the REMIC's basis in its assets. The REMIC Regulations imply that residual interest cannot have a negative basis or a negative issue price. However, the preamble to the REMIC Regulations indicates that, while existing tax rules do not accommodate such concepts, the Service is considering the tax treatment of these types of residual interests, including the proper tax treatment of a payment made by the transferor of such a residual interest to induce the transferee to acquire that interest. Absent regulations or administrative guidance to the contrary, and unless the related Prospectus Supplement otherwise provides, it is not expected that any Trust Fund as to which a REMIC election is made will treat a Class of Residual Certificates as having a value of less than zero for purposes of determining the basis of the related REMIC in its assets.

  If a Trust Fund acquires a Contract and the principal amount of such Contract (or revised issue price in the case of a Contract issued with original issue discount) exceeds the Trust Fund's basis in such Contract by more than a de minimis amount (as described above in "C. Taxation of Regular Certificates--5. Market Discount"), such discount would generally be includable in the Trust Fund's income as it accrues, in advance of receipt of the cash attributable to such income, under a constant yield method, similar to the method for accruing original issue discount on Regular Certificates described above in "C. Taxation of Regular Certificates--2. Original Issue Discount." The Trust Fund's deductions for original issue discount expense with respect to Regular Certificates also will be determined under those rules, except that the de minimis rule that may apply to holders of Regular Certificates and the adjustments for holders of Regular Certificates that purchase their Certificates at a price greater than the adjusted issue price described therein will not apply.

  If the Trust Fund's basis in a Contract exceeds the remaining stated redemption price at maturity of such a Contract, the Trust Fund will be considered to have acquired such Contract at a premium equal to the amount of such excess. In the event that any Contract in the Contract Pool is acquired by the Trust Fund at a premium, the Trust Fund will be entitled to amortize such premium on a yield-to-maturity basis. Although the matter is not free from doubt, the Trust Fund intends to make this calculation using a reasonable prepayment assumption.

  If a Class of Regular Certificates is issued at a price in excess of the aggregate principal amount of such Class (the excess, the "Issue Premium"), the portion of the Issue Premium that is considered

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

to be amortized during a taxable year will be treated as ordinary income of the Trust Fund for such taxable year. Although the matter is not entirely certain, it is likely that the Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "C. Taxation of Regular Certificates--2. Original Issue Discount."

  The taxable income recognized by a holder of a Residual Certificate in any taxable year will be affected by, among other factors, the relationship between the timing of interest, original issue discount or market discount income, or amortization of premium with respect to the Contracts, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates, on the other hand. In the event that an interest in the Contracts is acquired by a REMIC at a discount, and one or more of such Contracts is prepaid, a holder of a Residual Certificate may recognize taxable income without being entitled to receive a corresponding cash distribution because (i) the prepayment may be used in whole or in part to make distributions on Regular Certificates, and (ii) the discount on the Contracts which is included in a REMIC's income may exceed its deduction with respect to the distributions on those Regular Certificates. When there is more than one class of Regular Certificates that receive payments sequentially (i.e., a fast-pay, slow-pay structure), this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates, when distributions are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Certificates are made. The taxable income recognized by a holder of a Residual Certificate also may be greater in earlier years because the REMIC will use a constant yield in computing income from the Contracts, while interest deductions with respect to Regular Certificates, expressed as a percentage of the outstanding principal amount of the Regular Certificates, may increase over time as earlier, lower-yielding Classes are paid. The mismatching of income and deductions described in this paragraph, if present with respect to a series of Residual Certificates, could have a significant adverse effect upon the holder's after-tax rate of return. In addition, a holder of a Residual Certificate may need to have sufficient other sources of cash to pay any federal, state, or local income taxes due as a result of such mismatching, or such holders must have unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below in "--7. Excess Inclusions."

  A Residual Certificateholder will not be permitted to amortize the cost of its Residual Certificate as an offset to its share of the taxable income of the Trust Fund. However, that taxable income will not include cash received by the Trust Fund that represents a recovery of the Trust Fund's basis in its assets (which will include the issue price of the Residual Certificates as well as the issue price of Regular Certificates). Such recovery of basis by the Trust Fund will have the effect of amortization of the issue price of the Residual Certificates over the life of the Trust Fund's assets. However, in view of the possible acceleration of the income of holders of Residual Certificates described above, the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

  The method of taxation of Residual Certificates described above can produce a significantly lower after-tax yield for a Residual Certificate than would be the case if (i) Residual Certificates were taxable in the same manner as debt instruments issued by the Trust Fund or (ii) no portion of the taxable income on the Residual Certificates in each period were treated as "excess inclusions" (as defined below). In certain periods, taxable income and the resulting tax liability on a Residual Certificate are likely to exceed payments received thereon. In addition, a substantial tax may be imposed on certain transferors of the Residual Certificates and certain beneficial owners of the Residual Certificates that are "pass-through" entities. Investors should consult their tax advisors before purchasing a Residual Certificate.

  4. Net Losses of the Trust Fund. The Trust Fund will have a net loss for a calendar quarter if its deductions for that calendar quarter exceed its gross income for that calendar quarter. The net loss allocable to any Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis (as defined above in "--2. Distributions") in such Residual Certificate at the end of the calendar quarter in which such loss arises (or the time of disposition of the Residual Certificate, if earlier), determined without taking into account the net loss for such quarter. Any net loss that is not currently deductible by reason of this limitation may be carried forward indefinitely, but may be used only to offset taxable income of the same Trust Fund subsequently allocated to such Residual Certificateholder. The ability of Residual Certificateholders that are individuals or closely-held corporations to deduct net losses may be subject to additional limitations under the Code.

  5. Expenses Other Than Interest. Except in the limited circumstance when the Trust Fund is considered a "single-class REMIC" (as defined above in "C. Taxation of Regular Certificates--8. Pass-Through of Expenses Other Than Interest"), the Trust Fund's servicing, administrative and other noninterest expenses will be allocated entirely to the Residual Certificateholders. In the case where the Trust Fund is considered a single-class REMIC, such expenses will be allocated proportionately among Regular and Residual Certificateholders. See "C. Taxation of Regular Certificates--8. Pass-Through of Expenses Other Than Interest." In either case, such expenses will be allocated as a separate item to those holders that are "pass-through interest holders" (as defined above in "C. Taxation of Regular Certificates--8. Pass-Through of Expenses Other Than Interest"). Such a holder would be required to add its allocable share, if any, of such expenses to its gross income and treat the same amount as an item of investment expense. Limitations on the deductibility of such expenses are described above in "C. Taxation of Regular Certificates--8. Pass-Through of Expenses Other Than Interest." The related Agreement will require each holder to give the Trust Fund written notice upon becoming a holder if it is a pass- through interest holder, or is holding a Residual Certificate on behalf of a pass-through interest holder. The Trust Fund will report quarterly to each holder of a Residual Certificate during any calendar quarter that has given the Trust Fund such notice (and others if it is required) and to the Service annually such holder's allocable share, if any, of the Trust Fund's non-interest expenses. Such investors should consult their tax advisors in determining the consequences to them of the allocation of the Trust Fund's non-interest expenses.

  6. Transactions; Special Taxes. Income from certain transactions by the REMIC, called prohibited transactions, will not be part of the calculation of income or loss includable in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC at a 100% rate. Prohibited transactions generally include (i) the disposition of qualified mortgages other than pursuant to a (a) substitution for a defective mortgage within two years or for any qualified mortgage within three months of the specified Startup Date, (b) repurchase of a defective mortgage, (c) foreclosure, default, or imminent default of a qualified mortgage, (d) bankruptcy or insolvency of the REMIC or (e) a qualified (complete) liquidation of the REMIC, (ii) the receipt of income from assets that are not the type of mortgage loans or investments that the REMIC is permitted to hold,
(iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified (complete) liquidation of the REMIC. The Trust Fund will be subject to a tax equal to 100% of the amount of any contributions of property made to the Trust Fund after the Startup Day, except for certain cash contributions specified in
Section 860G(d) of the Code. An additional tax may be imposed on the Trust Fund, at the highest marginal federal corporate income tax rate, on certain net income from foreclosure property.

  It is anticipated that the Trust Fund will not engage in any prohibited transactions in which it would recognize a material amount of net income or receive substantial contributions of property after the Startup Date. However, if the Trust Fund is subject to the tax on prohibited transactions or contributions, such tax would generally be borne by the Residual
Certificateholders.

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

  7. Excess Inclusions. A portion of the income of the Trust Fund allocable to a Residual Certificateholder referred to in the Code as an "excess inclusion" will be subject to federal income tax in all events. (Excess inclusions are defined below.) Thus, for example, an excess inclusion (i) may not be offset by any unrelated losses or net operating loss carryovers of a Residual Certificateholder, (ii) will be treated as "unrelated business taxable income" within the meaning of Section 512 of the Code if the Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a Residual Certificateholder that is a foreign investor, as further discussed in "--13. Foreign Investors" below. In addition, if a real estate investment trust, regulated investment company, or certain pass-through entities own a Residual Certificate, a portion of dividends paid by such entities would be treated as excess inclusions in the hands of its shareholders with the same consequences as excess inclusions attributed directly to a Residual Certificateholder.

  Except as discussed in the following paragraph, with respect to any Residual Certificateholder, the excess inclusion for any calendar quarter will equal the excess, if any, of (i) the amount of the Trust Fund's taxable income for the calendar quarter allocable to the Residual Certificateholder, over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the Residual Certificateholder held such Residual Certificate. For this purpose, daily accruals with respect to a Residual Certificateholder will be calculated by allocating to each day in such calendar quarter its ratable portion of the product of (i) the "adjusted issue price" (as defined below) of the Residual Certificate at the beginning of such calendar quarter, and (ii) 120% of the "long-term Federal rate" (defined below), calculated on the issue date of the Residual Certificate as if it were a debt instrument and based on quarterly compounding. For this purpose, the "adjusted issue price" of a Residual Certificate at the beginning of any calendar quarter will equal its issue price, increased by the aggregate of the daily accruals for all prior calendar quarters and the amount of any contributions made to the Trust Fund with respect to the Residual Certificates after the Startup Date, and decreased (but not below zero) by the aggregate amount of distributions made with respect to the Residual Certificate before the beginning of such calendar quarter. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the Service. As an exception to the general rule described above, the Treasury has authority to issue regulations that would treat 100% of the income accruing on a Residual Certificate as an excess inclusion, if the Residual Certificates, in the aggregate, are considered not to have "significant value." The REMIC Regulations, however, do not contain such a rule.

  The Small Business Act has eliminated a special rule that formerly permitted certain financial institutions utilizing the reserve method of accounting for bad debts pursuant to Section 593 of the Code to use net operating losses and other allowable deductions to offset their excess inclusions from certain REMIC residual certificates. In addition, the Small Business Act provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a holder of a REMIC residual certificate. First, alternative minimum taxable income for such a residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

  8. Effect of Defaults and Delinquencies. The Residual Certificates of a multiple-Class Series may be subordinate to one or more Classes of Regular Certificates (for purposes of this paragraph, "Senior Certificates"), and, in the event there are defaults or delinquencies on the Contracts in the related Contract Pool, amounts that would otherwise be distributed on the Residual Certificates may instead be distributed on the Senior Certificates. However, the Trust Fund will generally be required to report income in respect of Contracts (and deductions with respect to the Regular Certificates) without giving effect to default and delinquencies, except to the extent it can be established that amounts due on the

Contracts are uncollectible. To the extent the income on a delinquent or defaulted Contract is greater than the deduction allowed in respect of interest on the Regular Certificate that relates to such Contract, the Trust Fund may recognize net income without making corresponding distributions of cash on the Residual Certificates, and holders of Residual Certificates will be required to report their pro rata share of the net income of the Trust Fund without regard to the timing and amount of cash distributed on such Residual Certificates.

  9. Tax on Transfers of Residual Certificates to Certain Organizations. An entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations" (as defined below). Restrictions on the transfer of the Residual Certificates that are intended to meet this requirement will be included in the related Agreement and are discussed more fully in "Restrictions on Transfer of REMIC Residual Certificates." If, notwithstanding those restrictions, a Residual Certificate is transferred to a "disqualified organization," a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. Under the REMIC Regulations, the anticipated excess inclusions must be determined based on (i) events that have occurred up to the time of the transfer and (ii) the project payments based on the Assumed Prepayment Rate. The REMIC Regulations also provide that the present value of the anticipated excess inclusions is determined by discounting the anticipated excess inclusions as of the date of the transfer using the applicable Federal rate under Section 1274(d)(1) of the Code for the month of the transfer that would apply to a hypothetical obligation with a term beginning on the date of the transfer and ending on the date the life of the REMIC is anticipated to expire (as determined under rules described above in "--7. Excess Inclusions"). Such a tax would generally be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate (or an agent for a disqualified organization) would in no event be liable for such tax with respect to a transfer if the transferee furnishes to such transferor (or such agent) an affidavit that the transferee is not a disqualified organization, and as of the time of the transfer the transferor or the agent does not have actual knowledge that such affidavit is false.

  In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and (ii) the highest marginal federal income tax rate imposed on corporations. However, a pass-through entity will in no event be liable for such tax with respect to a record holder if the record holder furnishes the pass-through entity with an affidavit that the record holder is not a disqualified organization, and, as of the time the record holder becomes such a holder, the pass-through entity does not have actual knowledge that such affidavit is false.

  For these purposes, the term "disqualified organization" means (i) the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by an such governmental unit), (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from federal income tax (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on excess inclusions or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, the term "pass-through entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate and certain other entities described in Section 860E(e)(6) of the Code. Except as may be provided in

Treasury Regulations, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity.

  10. Sale or Exchange. If a Residual Certificate is sold or exchanged, the seller will recognize gain or loss equal to the difference, if any, between the amount realized and its adjusted basis in the Residual Certificate (as defined above in "--2. Distributions") at the time of such sale or exchange (except that the recognition of a loss may be limited under the "wash sale" rules described below). In general, any such gain or loss will be capital gain or loss, provided the Residual Certificate is held as a capital asset as defined in Section 1221 of the Code. However, a Residual Certificate will be an "evidence of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

  Section 860F(d) of the Code and the Conference Committee Report to the 1986 Act indicate that, except as provided in Treasury Regulations, the wash sale rules of Section 1091 of the Code will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091 of the Code) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

  11. Noneconomic Residual Interests. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Holder (other than a Foreign Holder, as discussed below) is disregarded for all federal income tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. If a transfer of a residual interest is disregarded, the transferor would continue to be treated as the owner of the residual interest and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of transfer (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above. The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor at the time of the transfer either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future and (ii) the transferee represents to the transferor that it understands that, as the holder of a non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Agreement with respect to each Series of REMIC Certificates will require the transferee of a Residual Certificate to certify to the statements in clause (ii) of the preceding sentence as part of the affidavit described below under "Restrictions on Transfer of REMIC Residual Certificates."

  12. Termination. The Trust Fund related to a Series of Certificates will terminate shortly following the retirement of Certificates in such Series. If a Residual Certificateholder's adjusted basis in its Residual Certificate exceeds the amount of cash distributed to such Residual Certificateholder in final

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

liquidation of its interest, then, although the matter is not entirely free from doubt, it would appear that the Residual Certificateholder is entitled to a loss equal to the amount of such excess.

  13. Foreign Investors. Unless otherwise provided in the applicable Prospectus Supplement, no record or beneficial ownership interest in a Residual Certificate may be transferred to a Foreign Holder. See "Restrictions on Transfer of REMIC Residual Certificates" below. With respect to permitted transfers to Foreign Holders, any such Residual Certificateholders should assume that payments made on the Residual Certificates they hold will be subject to a 30% withholding tax, or such a lesser rate as may be provided under any applicable tax treaty, except that the rate of withholding on any payments made on Residual Certificates that are excess inclusions will not be eligible for reduction under any applicable tax treaties. See "--7. Excess Inclusions" above. Under the REMIC Regulations, a transfer of a residual interest that has tax avoidance potential is disregarded for all federal income tax purposes if the transferee is a Foreign Holder. The REMIC Regulations state that a residual interest has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each excess inclusion, the REMIC will distribute to the transferee residual interest holder an amount that will equal at least 30% of the excess inclusion, and that each such amount will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. See "--9. Tax on Transfers of Residual Certificates to Certain Organizations" above for rules regarding the determination of anticipated excess inclusions. The above rules do not apply to transfers of Residual Certificates if the transferee's income from the Residual Certificate would be effectively connected with a United States trade or business of the transferee. The REMIC Regulations also provide that a transfer of a Residual Certificate from a Foreign Holder to a United States person or to a Foreign Holder in whose hands the income from the Residual Certificate would be effectively connected with a United States trade or business of the transferee will be disregarded if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions.

  14. Mark-to-Market Rules. Treasury regulations provided that a Residual Certificate acquired after January 3, 1995 will not be treated as a security and therefore generally cannot be marked to market.

  15. Additional Taxable Income of Residual Interests. Any payment received by a holder of a Residual Certificate in connection with the acquisition of such Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includable in income immediately upon its receipt or accrual as ordinary income, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

  E. Other Matters Relating to REMIC Certificates; Administrative Matters. Solely for the purposes of the administrative provisions of the Code, each Trust Fund for which a REMIC election is made will be treated as a partnership, and the Residual Certificateholders will be treated as the partners thereof. The Trust Fund must maintain its books on a calendar year basis and must file federal information returns in a manner similar to a partnership for federal income tax purposes. Certain information on such returns will be furnished to each Residual Certificateholder. The Trust Fund also will be subject to the procedural and administrative rules of the Code applicable to partnerships, including rules for determining any adjustments to among other things, items of REMIC income, gain, loss, deduction or credit by the Service in a unified administrative proceeding. The holders of Residual Certificates will generally be entitled to participate in audits of the Trust Fund by the Service to the same extent as general partners in an audit of a partnership. Regular Certificateholders will not be entitled to participate in any such audits.

  Each Residual Certificateholder is required to treat items on its return consistently with their treatment on the Trust Fund's return, unless the Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the Trust Fund. The Service may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the Trust Fund level. The Trust Fund does not intend to register as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that the Trust Fund will have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Certificate as a nominee for another person will be required to furnish the Trust Fund, in a manner provided in Treasury Regulations, with the name and address of such person, and other information.

  Each Residual Certificateholder, by purchasing its Residual Certificate, (A) shall be deemed to consent to the appointment of the Servicer as (i) the "tax matters person" (within the meaning of Section 1.860F-4(d) of the REMIC Regulations) for the Trust Fund and (ii) attorney-in-fact and agent for any person that is the tax matters person if the Servicer is unable to serve as the tax matters person, and (B) agrees to execute any documents required to give effect to (A) above.

NON-REMIC CERTIFICATES

  The discussion under this heading applies only to a Series of Certificates with respect to which a REMIC election is not made ("Non-REMIC Certificates").

  A. Characterization of the Trust Fund. Upon the issuance of any Series of Certificates with respect to which no REMIC election is made, Orrick, Herrington & Sutcliffe LLP, special counsel to Bank of America and Bank of America, FSB, will deliver its opinion generally to the effect that with respect to each such Series of Certificates, under then existing law and assuming compliance by the Seller(s), the Servicer and the Trustee of such Series with all of the provisions of the related Agreement, and agreement or agreements, if any, providing for a Credit Facility or a Liquidity Facility, together with any agreement documenting the arrangement through which a Credit Facility or a Liquidity Facility is held outside the related Trust Fund, the agreement or agreements with any Underwriter, for federal income tax purposes, the Trust Fund will be classified as a grantor trust and not as a corporation or an association which is taxable as a corporation. Accordingly, each Non-REMIC Certificateholder will be treated for federal income tax purposes as the owner of an undivided interest in the Contracts and other assets included in the Trust Fund. As further described below, each holder of a Non-REMIC Certificate must therefore report on its federal income tax return the gross income from the portion of the Contracts that is allocable to such Non-REMIC Certificate and may deduct its share of the expenses paid by the Trust Fund that are allocable to such Non- REMIC Certificate, at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly such interest in the Contracts and received directly its share of the payments on the Contracts and paid directly its share of the expenses paid by the Trust Fund when those amounts are received and paid by the Trust Fund. A Non-REMIC Certificateholder who is an individual will be allowed deductions for such expenses only to the extent that the sum of those expenses and certain other of the Non-REMIC Certificateholder's miscellaneous itemized deductions exceeds 2% of such individual's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds certain thresholds will be reduced. Other potential limitations on deductibility are described above in "REMIC Certificates--C. Taxation of Regular Certificates--
8. Pass-Through of Expenses Other Than Interest." Although not clear, it appears that expenses paid by the Trust Fund, and the gross income used to pay such expenses, should be allocated among the classes of Non-REMIC Certificates in proportion to their respective fair market values at issuance.

  Under current Service interpretations of applicable Treasury Regulations, Bank of America or Bank of America, FSB would be able to sell or otherwise dispose of any subordinated Non-REMIC

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

Certificates. Accordingly, Bank of America and Bank of America, FSB expect to offer subordinated Non-REMIC Certificates for sale to investors. In general, such subordination should not affect the federal income tax treatment of either the subordinated or senior Certificates, and holders of subordinated classes of Certificates should be able to recognize any losses allocated to such class when and if losses are realized.

  To the extent that any of the Contracts comprising a Contract Pool were originated on or after March 21, 1984 and under circumstances giving rise to original issue discount, Certificateholders will be required to report annually an amount of additional interest income attributable to such discount in such Contracts prior to receipt of cash related to such discount. See the discussion above under "REMIC Certificates--C. Taxation of Regular Certificates--2. Original Issue Discount." Similarly, Code provisions concerning market discount and amortizable premium will apply to the Contracts comprising a Contract Pool to the extent that the loans were originated after July 18, 1984 and September 27, 1985, respectively. See the discussions above under "REMIC Certificates--C. Taxation of Regular Certificates--4. Market Discount" and "REMIC Certificates--C. Taxation of Regular Certificates--5. Premium."

  B. Tax Status of Non-REMIC Certificates. In general, the Non-REMIC Certificates, other than "Premium Non-REMIC Certificates" (as defined below) will be (i) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and (ii) assets described in Section 7701(a)(19)(C) of the Code to the extent the Trust Fund's assets qualify under those Sections of the Code. Any amount includable in gross income with respect to the Non-REMIC Certificates will be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of
Section 856(c)(3)(B) of the Code to the extent the income on the Trust Fund's assets qualifies under that Code Section. The Service has ruled that obligations secured by permanently installed mobile home units qualify as "real estate assets" under Section 856(c)(5)(A) of the Code. Assets described in Section 7701(a)(19)(C) of the Code include loans secured by mobile homes not used on a transient basis. However, whether Manufactured Homes would be viewed as permanently installed for purposes of Section 856 of the Code would depend on the facts and circumstances of each case. In this regard, investors should note that, unless stated otherwise in the related Prospectus Supplement, most of the Contracts in the related Contract Pool prohibit the Obligor from permanently attaching the related Manufactured Home to its site if it were not so attached on the date of the Contract. Non-REMIC Certificates that represent the right solely to interest payments on the Contracts and Non-REMIC Certificates that are issued at prices that substantially exceed the portion of the principal amount of the Contracts allocable to such Non-REMIC Certificates (both types of Non- REMIC Certificates, "Premium Non-REMIC Certificates") should qualify under the foregoing sections of the Code to the same extent as other Certificates, but the matter is not free from doubt. Prospective purchasers of Certificates who may be affected by the foregoing Code provisions should consult their tax advisors regarding the status of the Certificates under such provisions.

  C. Taxation of Non-REMIC Certificates Under Stripped Bond Rules. Certain classes of Non-REMIC Certificates may be subject to the stripped bond rules of
Section 1286 of the Code. In general, a Non-REMIC Certificate will be subject to the stripped bond rules where there has been a separation of ownership of the right to receive some or all of the principal payments on a Contract from ownership of the right to receive some or all of the related interest payments. Non-REMIC Certificates will constitute stripped certificates and will be subject to these rules under various circumstances, including the following: (i) if any servicing compensation is deemed to exceed a reasonable amount; (ii) if Bank of America or Bank of America, FSB or any other party retains a retained yield with respect to the Contracts comprising a Contract pool; (iii) if two or more classes of Non-REMIC Certificates are issued representing the right to non-pro rata percentages of the interest or principal payments on the Contracts; or (iv) if Non-REMIC Certificates are issued which represent the right to interest only payments or principal only payments. Unless the Prospectus Supplement indicates otherwise, the Non-

REMIC Certificates will be subject to the "stripped bond" rules of Section 1286 of the Code (or, if the application of those rules to a particular Series of Non-REMIC Certificates is uncertain, the Trust Fund will take the position that they apply). There is some uncertainty as to how that section will be applied to securities such as the Non-REMIC Certificates. Investors should consult their own tax advisors regarding the treatment of the Non-REMIC Certificates under the stripped bond rules.

  Although the matter is not entirely clear and alternative characterizations could be imposed, it appears that each stripped Non-REMIC Certificate should be considered to be a single debt instrument issued on the day it is purchased for purposes of calculating original issue discount. Thus, in each month the holder of a Non-REMIC Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from the Non-REMIC Certificate equal to the income that accrues on the Non-REMIC Certificate in such month, calculated, in accordance with the rules of the Code relating to original issue discount, under a constant yield method. In general, the amount of such income reported in any month would equal the product of such holder's adjusted basis in such Non-REMIC Certificate at the beginning of such month (see "--D. Sales of Certificates" below) and the yield of such Non-REMIC Certificate to such holder. Such yield would be the monthly rate (assuming monthly compounding) determined as of the date of purchase that, if used in discounting the remaining payments on the portion of the Contracts that is allocable to such Non-REMIC Certificate, would cause the present value of those payments to equal the price at which the holder purchased the Non-REMIC Certificate.

  With respect to certain categories of debt instruments, the Code requires the use of a reasonable prepayment assumption in accruing original issue discount and provides a method of adjusting those accruals to account for differences between the assumed prepayment rate and the actual rate. These rules apply to "regular interests" in a REMIC and are described under "REMIC Certificates--C. Taxation of Regular Certificates--2. Original Issue Discount." Regulations could be adopted applying these rules to the Non-REMIC Certificates. Although the matter is not free from doubt, it appears that the Taxpayer Relief Act of 1997 has expanded the requirement of the use of a reasonable prepayment assumption to instruments such as the Non-REMIC Certificates. In the absence of regulations interpreting the application of this requirement to such instruments particularly where such instruments are subject to the Stripped Bond Rules, it is uncertain whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Non-REMIC Certificates or, with respect to any holder, at the time of purchase of the Non-REMIC Certificate by that holder. Finally, if these rules were applied to the Non-REMIC Certificates, and the principles used in calculating the amount of original issue discount that accrues in any month would produce a negative amount of original issue discount, it is unclear when such loss would be allowed.

  In the case of a Non-REMIC Certificate acquired at a price equal to the principal amount of the Contracts allocable to such Non-REMIC Certificate, the use of a reasonable prepayment assumption would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Non-REMIC Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate the reporting of interest income, respectively.

  If the yield used by the holder of a Non-REMIC Certificate in calculating the amount of interest that accrues in any month is determined based on scheduled payments on the Contracts (that is, without using a reasonable prepayment assumption) and such Non-REMIC Certificate was acquired at a discount or premium, then such holder generally will recognize a net amount of ordinary income or loss if a Contract prepays in full in an amount equal to the difference between the portion of the prepaid principal amount of the Contract that is allocable to the Non-REMIC Certificate and the portion of the adjusted basis of the Non-REMIC Certificate (see "--D. Sales of Certificates" below) that is allocable to the Contract. In general, basis would be allocated among the Contracts in proportion to their respective principal balances determined immediately before such prepayment. It is not clear whether any other adjustments would be required or permitted to take account of prepayments of the Contracts.

  Solely for purposes of reporting income on the Non-REMIC Certificates to the Service and to certain holders, as required under the Code, it is anticipated that, unless provided otherwise in the related Prospectus Supplement, the yield of the Non-REMIC Certificates will be calculated based on (i) a representative initial offering price of the Non-REMIC Certificates to the public and (ii) a reasonable Assumed Prepayment Rate, which will be the rate used in pricing the initial offering of the Non-REMIC Certificates. (Such yield may differ significantly from the yield to any particular holder that would be used in calculating the interest income of such holder.) No representation is made that the Contracts will in fact prepay at the Assumed Prepayment Rate or at any other rate.

  D. Sales of Certificates. Upon the sale or exchange of a Non-REMIC Certificate, a Non-REMIC Certificateholder will recognize gain or loss equal to the difference between the amount realized in the sale and its aggregate adjusted basis in the Contracts represented by the Non-REMIC Certificate. Generally, the aggregate adjusted basis will equal the Non-REMIC Certificateholder's cost for the Non-REMIC Certificate increased by the amount of any previously reported gain with respect to the Non-REMIC Certificate and decreased by the amount of any losses previously reported with respect to the Non-REMIC Certificate and the amount of any distributions received thereon. Except as provided above with respect to the original issue discount and market discount rules, any such gain or loss would be capital gain or loss if the Non-REMIC Certificate was held as a capital asset.

  E. Foreign Investors. Generally, interest or original issue discount paid to or accruing for the benefit of a Non-REMIC Certificateholder who is a Foreign Holder (as defined above in "REMIC Certificates--C. Taxation of Regular Certificates--9. Taxation of Certain Foreign Investors") will be treated as "portfolio interest" and therefore will be exempt from the 30% withholding tax. Such Non-REMIC Certificateholder will be entitled to receive interest payments and original issue discount on the Non-REMIC Certificates free of United States federal income tax, but only to the extent the Contracts were originated after July 18, 1984 and provided that such Non-REMIC Certificateholder periodically provides the Trustee (or other person who would otherwise be required to withhold tax) with a statement certifying under penalty of perjury that such Non-REMIC Certificateholder is not a United States person and providing the name and address of such Non-REMIC Certificateholder. For additional information concerning interest or original issue discount paid to a Foreign Holder and the treatment of a sale or exchange of a Non-REMIC Certificate by a Foreign Holder, which will generally have the same tax consequences as the sale of a Regular Certificate, see the discussion above under "REMIC Certificates--C. Taxation of Regular Certificates--9. Taxation of Certain Foreign Investors."

                            OTHER TAX CONSEQUENCES

  No advice has been received as to local income, franchise, personal property, or other taxation in any state or locality, or as to the tax effect of ownership of Certificates in any state or locality. Certificateholders are advised to consult their own tax advisors with respect to any state or local income, franchise, personal property, or other tax consequences arising out of their ownership of Certificates.

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

            RESTRICTIONS ON TRANSFER OF REMIC RESIDUAL CERTIFICATES

  As discussed in "Certain Federal Income Tax Consequences--D. Taxation of Residual Certificates--9. Tax on Transfers of Residual Certificates to Certain Organizations," in order for the Trust Fund to qualify as a REMIC, there must be reasonable arrangements designed to ensure that the Residual Certificates are not held by disqualified organizations. Further, transfers to persons that are not United States persons raise special tax issues. Accordingly, unless the related Prospectus Supplement provides otherwise, no record or beneficial ownership interest in a Residual Certificate that is sold under this Prospectus may be transferred unless, among other things, the Trustee receives
(i) an affidavit from the proposed transferee to the effect that it is not a "disqualified organization" and is not purchasing on behalf of a disqualified organization (see "Certain Federal Income Tax Consequences--D. Taxation of Residual Certificates--9. Tax on Transfers of Residual Certificates to Certain Organizations"), (ii) a representation from the proposed transferee to the effect that it is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States and (iii) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to such REMIC Residual Certificate.

                             TAX-EXEMPT INVESTORS

  A qualified pension plan or other entity that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of
Section 512 of the Code. All "excess inclusions" of a "REMIC" allocated to a "Residual Certificate" held by a Tax-Exempt investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences--Certificates as REMIC Residual Interests--7. Excess Inclusions."

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

                               LEGAL INVESTMENT

  The Prospectus Supplement for each Series of Certificates will specify which, if any, of the Classes of Certificates offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Certificates that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," Certificates will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline.

  SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Certificates without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase Certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUAs regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

  All depository institutions considering an investment in the Certificates (whether or not the Class of Certificates under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement"), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities," which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as certificates not entitled to distributions allocated to principal or interest, or subordinated certificates. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

  The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

  There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

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

                             ERISA CONSIDERATIONS

  The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit or other plans subject to ERISA and/or Section 4975 of the Code ("Plans") and on persons having certain specified relationships to a Plan ("Parties in Interest") with respect to such Plans, including, for this purpose, individual retirement arrangements described in Section 408 of the Code. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the requirements of ERISA, and assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified under
Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is, however, subject to the prohibited transaction rules set forth in
Section 503 of the Code.

  Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in Certificates should consider, among other factors, the sensitivity of the investments to the rate of principal payments (including prepayments) on the Contracts as discussed in "Prepayment and Yield Considerations" herein.

  The United States Department of Labor (the "DOL") has issued regulations concerning the definition of what constitutes the assets of a Plan (DOL Reg.
Section 2510.3-101). Under the DOL regulations, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. A beneficial interest in a trust is defined as an "equity" interest under the DOL regulations. However, the DOL regulations provide that, generally, the assets of an entity in which a Plan makes an equity investment will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly offered security. A publicly offered security, as defined in DOL Reg. Section 2510.3-101 is a security that is widely held, freely transferable and either registered under the Exchange Act or sold to the Plan as part of a public offering under the Securities Act that then becomes so registered. There can be no assurance that any Class of Certificate will qualify for this or any other exception under the DOL regulation.

  In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and Parties in Interest, and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. To the extent that the Contracts may be deemed Plan assets of each Plan that purchases Certificates, an investment in the Certificates by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Section 4975 of the Code unless a statutory or administrative exemption applies.

  In Prohibited Transaction Class Exemption ("PTCE") 83-1, which amended PTCE 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. However, PTCE 83-1 does not apply to trusts that hold Contracts.

  Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Certificates must make its own determination as to the availability of any prohibited transaction exemptions under ERISA. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

  Several underwriters of asset-backed securities have applied for and obtained ERISA prohibited transaction exemptions which are in some respects broader than the exceptions to the DOL regulation referred to above. Such exemptions can only apply to asset-backed securities which, among other conditions, are sold in an offering with respect to which such underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility.

  Any Plan fiduciary that proposes to cause a Plan to purchase Certificates should consult with its counsel concerning the impact of ERISA and the Code, the applicability of any exemption under ERISA and the potential consequences in its specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                    CERTAIN LEGAL ASPECTS OF THE CONTRACTS

GENERAL

  The following discussion contains summaries of certain legal aspects of manufactured housing contracts, including Land-and-Home Contracts, which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Contracts or Land-and-Home Contracts is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Contracts or Land-and-Home Contracts.

  As a result of the assignment of Contracts in a Contract Pool to the Trustee, the related Trust Fund will succeed collectively to all of the rights (including the right to receive payment on such Contracts), and will assume the obligations of the obligee, under such Contracts. Each Contract evidences both (a) the obligation of the Obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in either the Manufactured Home, and, in the case of a Land Home Contract or Land-in-Lieu Contract, the real estate on which the related Manufactured Home is located, to secure repayment of such loan. Certain aspects of both features of the Contracts are described more fully below.

  The following discussion focuses on issues relating generally to Bank of America's, Bank of America, FSB's or any lender's interest in manufactured housing contracts. See "Risk Factors--Security Interests of a Trust Fund in the Manufactured Homes" herein for a discussion of certain issues relating to the transfer to a Trust Fund of Contracts and the related security interests in the Manufactured Homes comprising the related Contract Pool.

SECURITY INTERESTS OF BANK OF AMERICA, FSB IN THE MANUFACTURED HOMES (OTHER THAN LAND HOME AND LAND-IN-LIEU CONTRACTS)

  Each Contract generally will be "chattel paper" as defined in the UCC as in effect in California (where Bank of America, FSB's and Bank of America's chief executive offices are located and where the chief executive office of SPFSC is located) and the jurisdiction in which the related Manufactured

Home was located at origination. Under the UCC as in effect in each such jurisdiction, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Bank of America, FSB or Bank of America, as the case may be, will make or cause to be made appropriate filings of UCC-1 financing statements to give notice of the Trustee's ownership of the Contracts sold by it. The Trustee's interest in the Contracts could be defeated if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment. Unless otherwise specified in the applicable Prospectus Supplement, Bank of America, FSB or Bank of America or both of them, as the case may be, will be required under the related Agreement to stamp or cause to be stamped each Contract sold by it to indicate its transfer to the Trustee. To the extent the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in California and the jurisdictions in which the related Manufactured Homes were located at origination, these steps may not be sufficient to protect the Trustee's interest in the Contracts against the claims of Bank of America, FSB' or Bank of America's (or an affiliate's) creditors, a receiver or conservator of Bank of America, FSB or Bank of America or a receiver, conservator or trustee in bankruptcy of an affiliate thereof that sold such Contracts to Bank of America, FSB or Bank of America.

  The Manufactured Homes securing the Contracts in a Contract Pool may be located in all 50 states and the District of Columbia. Security interests in manufactured homes similar to the ones securing the Contracts ("manufactured homes") generally may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection pursuant to the provisions of the UCC is required. Generally, with respect to manufactured housing contracts individually originated or purchased by Bank of America, FSB, acting through its division, BankAmerica Housing Services (for itself or as agent for any affiliate of Bank of America, FSB that purchases any such contracts from Bank of America, FSB) Bank of America, FSB effects such notation or delivery of the required documents and fees, and obtains possession of the certificate of title or a lien certificate, as appropriate, under the laws of the state in which any manufactured home securing a manufactured housing contract is registered. If Bank of America, FSB fails, due to clerical errors or otherwise, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), Bank of America, FSB (for itself, or as agent of the secured lender) may not have a first-priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Unless otherwise specified in the related Prospectus Supplement, most of the Contracts in any Contract Pool will contain provisions prohibiting the Obligor from permanently attaching the Manufactured Home to its site if it was not so attached on the date of the Contract. As long as each Manufactured Home was not so attached on the date of the Contract and the Obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of Bank of America, FSB's security interest in the Manufactured Home. If any such Manufactured Home does become attached after the date of the related Contract, the related Contract provides that such attachment constitutes an "event of default" that, if unremedied, gives rise to certain discrete remedies including acceleration of the unpaid principal balance of the Contract plus accrued interest and repossession of the Manufactured Home. Regardless of whether a full recovery is obtained from an Obligor whose Manufactured Home

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

becomes attached, Bank of America, Bank of America, FSB or both will represent that, at the date of the initial issuance of Certificates in any Series, it had obtained a perfected first-priority security interest in each of the Manufactured Homes securing the related Contracts sold by it. Such representation, however, will not be based upon an inspection of the site of any Manufactured Home to determine if the Manufactured Home had become permanently attached to its site. See "Description of the Certificates-- Conveyance of Contracts" herein. Neither Bank of America nor Bank of America, FSB will be required to make fixture filings or to file Mortgages with respect to any of the Manufactured Homes (except in the case of Land Home and Land-in-Lieu Contracts, as described below). Consequently, if a Manufactured Home is deemed subject to real estate title or recording laws because the owner attaches it to its site or otherwise, the Trustee's interest therein may be subordinated to the interests of others that may claim an interest therein under applicable real estate laws.

  In addition, a federal circuit court decision may adversely affect a Trustee's interest in the Contract Pool related to a Series of Certificates even if the related Contracts constitute chattel paper. In Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d 948 (10th Cir. 1993), the court's decision included language to the effect that accounts sold by an entity which subsequently became bankrupt remained property of the debtor's bankruptcy estate. Sales of chattel paper, like sales of accounts, are governed by
Article 9 of the UCC. If any affiliate of Bank of America, Bank of America, FSB or both of them is subject to the federal bankruptcy code, sells Contracts to Bank of America or Bank of America, FSB and becomes a debtor under the federal bankruptcy code, and a court were to follow the reasoning of the Tenth Circuit and apply such reasoning to chattel paper, Certificateholders for such Series could experience a delay in, or reduction of, distributions as to the Contracts that constitute chattel paper and were sold to the related Trust Fund, directly or indirectly, by any of them.

  In the absence of fraud, forgery or permanent affixation of a manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of Bank of America, FSB on the certificate of title or delivery of the required documents and fees (or if applicable, perfection under the UCC) will be sufficient to protect Bank of America, FSB against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest in favor of Bank of America, FSB is not perfected, such security interest would be subordinate to the claims of, among others, subsequent purchasers for value of and holders of perfected security interests in such manufactured homes.

  In the event that the owner of a manufactured home moves it to a state other than the state in which such manufactured home initially is registered, under the laws of most states, the perfected security interest in the manufactured home would continue for four months after such relocation and thereafter until the owner registers the manufactured home in such state. If the owner were to relocate a manufactured home to another state and were to re-register the manufactured home in such state, and if steps are not taken to re-perfect an existing security interest in such state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home. Bank of America, FSB must therefore surrender possession if it holds the certificate of title to such manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, Bank of America, FSB would receive notice of surrender if its security interest in the manufactured home is noted on the certificate of title. Accordingly, Bank of America, FSB would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat the perfection. In the ordinary course of servicing manufactured housing contracts, Bank of America, FSB, acting through its division, BankAmerica Housing Services, takes steps to effect such re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor under a contract sells a manufactured home, Bank of America, FSB must surrender possession of the certificate of title or Bank of America, FSB will receive notice as a result of its lien noted thereon;

accordingly, Bank of America, FSB will have an opportunity to require satisfaction of the related contract before release of the lien. Such protections generally would not be available in the case of security interests in manufactured homes located in non-title states where perfection of such security interest is achieved by appropriate filings under the UCC (as in effect in such state). Consequently, the security interest in the manufactured home could cease to be perfected.

  Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest in the manufactured home. Each of Bank of America and Bank of America, FSB will warrant in the Agreement with respect to each Series of Certificates that, as of the date of initial issuance of such Series of Certificates, no Manufactured Home relating to a Contract it sold was, to its knowledge, subject to any such lien. However, such warranty will not be based on any lien searches or other review. See "Description of the Certificates-- Conveyance of Contracts" in the Prospectus Supplement related to a Series of Certificates for a description of the remedies for a breach of the representations and warranties made by Bank of America and Bank of America, FSB under the related Agreement. In addition, such liens could arise after the date of initial issuance of the Certificates. Notice may not be given to Bank of America, Bank of America, FSB, the Servicer, the Trustee or Certificateholders in the event such a lien arises.

ENFORCEMENT OF SECURITY INTERESTS IN MANUFACTURED HOMES

  Unless otherwise specified in the applicable Prospectus Supplement, the Servicer on behalf of the Trustee, to the extent required by the related Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such defaulted Contracts. In general, as long as a manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a manufactured housing contract generally must give the obligor a number of days' notice prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the obligor and commercial reasonableness in effecting such a sale. The law in most states also requires that the obligor be given notice of any sales prior to resale of the unit so that the obligor may redeem at or before such resale.

  Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from an obligor for any deficiency on repossession and resale of the manufactured home securing such obligor's contract. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting obligor would have no assets with which to pay a judgment.

  Certain other statutory provisions, including federal and state bankruptcy and insolvency laws, and general equitable principles may limit or delay Bank of America, FSB's ability to repossess and resell any Manufactured Home or enforce a deficiency judgment.

LAND HOME AND LAND-IN-LIEU CONTRACTS

  General. To the extent described in the applicable Prospectus Supplement, the related Contract Pool may contain Land Home Contracts or Land-in-Lieu Contracts. The Land Home Contracts and the Land-in-Lieu Contracts will be secured by either first mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower, and the mortgagee, who is the lender. In a mortgage state, the mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the borrower, a lender as beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

  Foreclosure. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendants. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

  Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and the notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

  In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

  In the case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is not common for a third party to purchase the property at the foreclosure sale. Rather, the lender generally purchases the property from the trustee or receiver for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

  Because of certain requirements of the REMIC Provisions, a Trust Fund as to which a REMIC election has been made generally must dispose of any related Manufactured Homes acquired pursuant

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

to repossession, foreclosure, or similar proceedings within three years after acquisition. Consequently, if the Company or the Servicing Entity, as applicable, as Master Servicer, or the Servicer, as the case may be, acting on behalf of the Trust is unable to sell a Manufactured Home in the course of its ordinary commercial practices within 33 months after its acquisition thereof (or a longer period as permitted by the Agreement), the Company or the Servicing Entity, as applicable, as Master Servicer, or the Servicer, as the case may be, will auction such home to the highest bidder (which bidder may be the Company or the Servicing Entity, as applicable, as Master Servicer, or the Servicer, as the case may be) in an auction reasonably designed to produce a fair price. There can be no assurance that the price for any Manufactured Home would not be substantially lower than the unpaid principal balance of the Contract relating thereto. In fact, manufactured homes, unlike site-built homes, generally depreciate in value, and it has been industry experience that, upon repossession and resale, the amount recoverable on a manufactured home securing an installment sales contract is generally lower than the principal balance of the contract.

  Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors or other parties are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, this right of redemption applies only to sale following judicial foreclosure, and not sale pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expense of ownership until the expiration of the redemption period.

  Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage relating to a single family residence. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

  Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

  Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

  In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

  In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security and/or enforce a deficiency judgment. For example, with respect to a Land Home Contract, in a proceeding under the federal Bankruptcy Code, the court may prevent a lender from foreclosing on the home, and when a court determines that the value of a home is less than the principal balance of the loan, the court may reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, reduce the monthly payments due under such mortgage loan, change the rate of interest and/or alter the mortgage loan repayment schedule.

  The Code provides priority to certain tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to certain tax liens over the lien mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the Contracts.

CONSUMER PROTECTION LAWS

  The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the obligor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the obligor could assert against the seller of goods. Liability under this rule is limited to amounts paid under such a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the assignee against such obligor. Generally, this rule will apply to any Contracts conveyed to the Trustee and to any claims made by the Servicer on behalf of the Trustee, as Bank of America's or Bank of America, FSB's assignee, as applicable. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to such Contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract or create liability for the Trust Fund.

  The Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") could, under certain circumstances, cap the amount of interest that may be charged on certain Contracts at 6% and may hinder the ability of the Servicer to foreclose on such Contracts in a timely fashion. Under the terms of the Relief Act, if so required by an obligor under a manufactured housing contract who enters military service after the origination of such obligor's contract (including an obligor who is a member of the National Guard or is in reserve status at the time of the origination of the contract and is later called to active duty), such obligor may not be charged interest above an annual rate of 6% during the period of such obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, the Relief Act imposes limitations which would impair the ability of any lender to foreclose on an affected contract during the obligor's period of active duty status and within three months thereafter. It is possible that application of the Relief Act to certain of the Contracts could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest or foreclose on such Contract, and could result in delays in payment or losses to the holders of the Certificates. Neither Bank of America nor Bank of America, FSB will make any representation or warranty as to whether any Contract is or could become subject to the Relief Act.

TRANSFERS OF MANUFACTURED HOMES; ENFORCEABILITY OF RESTRICTIONS ON TRANSFER

  Unless otherwise specified in the related Prospectus Supplement, the Contracts comprising any Contract Pool generally will prohibit the sale or transfer of the related Manufactured Homes without the consent of the obligee and permit the acceleration of the maturity of the Contracts by the obligee upon any such sale or transfer to which Bank of America, FSB has not consented. Under the Agreement for a Series of Certificates (unless otherwise specified in the related Prospectus Supplement), Bank of America, FSB, acting through its division BankAmerica Housing Services as Servicer, will be required to consent to any such transfer and to permit the assumption of the related Contract if the proposed buyer meets the Servicer's underwriting standards and enters into an assumption agreement, the Servicer determines that permitting such assumption will not materially increase the risk of nonpayment of the Contract and such action will not adversely affect or jeopardize any coverage under any insurance policy required by such Agreement. If the Servicer determines that these conditions have not been fulfilled, then it will be required to withhold its consent to the transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by the Agreement. In certain cases, a delinquent Obligor may attempt to transfer a Manufactured Home in order to avoid a repossession proceeding with respect to such Manufactured Home.

  In the case of a transfer of a Manufactured Home after which the obligee desires to accelerate the maturity of the related Contract, the obligee's ability to do so will depend on the enforceability under state law of the clause permitting acceleration on transfer. The Garn-St. Germain Depository Institutions Act of 1982 preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of such clauses applicable to manufactured homes. To the extent such exceptions and conditions apply in some states, the Servicer may be prohibited from enforcing such a clause in respect of certain Manufactured Homes.

APPLICABILITY OF USURY LAWS

  Title V of the Depository Institutions Deregulation and Monetary Controls Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on certain kinds of manufactured housing. The Contracts related to any Series of Certificates would be covered under Title V if, among other things, they satisfy certain conditions governing the terms of any prepayments, late charges and deferral fees and contain a requirement of a 30-day notice period prior to instituting any action leading to repossession of the related unit.

  Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejected application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. Bank of America, FSB or, where applicable, Bank of America will represent, in the Agreement for a Series of Certificates (unless otherwise specified in the related Prospectus Supplement), that the Contracts sold by it comply with applicable usury laws.

                                    RATINGS

  It is a condition to the issuance of the Certificates of each Series offered hereby that at the time of issuance they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related Prospectus Supplement.

  Ratings on manufactured housing contract pass-through certificates address the likelihood of the receipt by certificateholders of their allocable share of principal and interest on the underlying manufactured housing contract assets. These ratings address structural and legal aspects associated with such certificates, the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates and the credit quality of the credit enhancer or guarantor, if any. Ratings on the Certificates do not, however, constitute a statement regarding the likelihood of principal prepayments by Obligors under the Contracts in the related Contract Pool, the degree by which prepayments made by such Obligors might differ from those originally anticipated or whether the yield originally anticipated by investors of any Series of Certificates may be adversely affected as a result of such prepayments. As a result, investors of any Series of Certificates might suffer a lower than anticipated yield.

  A rating on any or all of the Certificates of any Series by certain other rating agencies, if assigned at all, may be lower than the rating or ratings assigned to such Certificates by the rating agency or agencies specified in the related Prospectus Supplement. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating.

                            METHOD OF DISTRIBUTION

  The Sellers may sell Certificates of each Series to or through underwriters (the "Underwriters") by a negotiated firm commitment underwriting and public reoffering by the Underwriters, and also may sell and place Certificates directly to other purchasers or through agents. The Sellers intend that Certificates be offered through such various methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Certificates may be made through a combination of such methods.

  This Prospectus and any related Prospectus Supplement may be used by BA Securities, Inc., an affiliate of the Sellers, in connection with offers and sales related to market making transactions in any Series of the Certificates. BA Securities, Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of the sale.

  The distribution of the Certificates may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

  If so specified in the Prospectus Supplement relating to a Series of Certificates, the Sellers or any affiliate thereof may purchase some or all of one or more Classes of Certificates of such Series from the Underwriter or Underwriters at a price specified in such Prospectus Supplement. Such purchaser may thereafter from time to time offer and sell, pursuant to this Prospectus, some or all of such Certificates so purchased directly, through one or more Underwriters to be designated at the time of the offering of such Certificates or through broker-dealers acting as agent and/or principal. Such offering may be restricted in the manner specified in such Prospectus Supplement. Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices.

  In connection with the sale of the Certificates, Underwriters may receive compensation from the Sellers or from purchasers of Certificates for whom they may act as agents in the form of discounts, concessions or commissions. Underwriters may sell the Certificates of a Series to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Certificates of a Series may be deemed to be Underwriters, and any discounts or commissions received by them from the Sellers and any profit on the resale of the Certificates by them may be deemed to be underwriting discounts and commissions, under the Securities Act. Any such Underwriters or agents will be identified, and any such compensation received from the Sellers will be described, in the Prospectus Supplement.

  Under agreements which may be entered into by Bank of America, Bank of America, FSB or both of them, Underwriters and agents who participate in the distribution of the Certificates may be entitled to indemnification by Bank of America or Bank of America, FSB, as the case may be, against certain liabilities, including liabilities under the Securities Act.

  The Underwriters may, from time to time, buy and sell Certificates, but there can be no assurance that an active secondary market will develop and there is no assurance that any such market, if established, will continue.

                                USE OF PROCEEDS

  Unless otherwise specified in the applicable Prospectus Supplement, substantially all of the net proceeds to be received from the sale of the Certificates will be used by the Sellers for general corporate purposes, including the payment of expenses in connection with pooling the Contracts and issuing the Certificates.

                                 LEGAL MATTERS

  Certain legal matters relating to the Certificates, including legal matters relating to material federal income tax consequences concerning the Certificates, will be passed upon for Bank of America and Bank of America, FSB by Orrick, Herrington & Sutcliffe LLP, San Francisco, California.

                             OTHER CONSIDERATIONS

  As federally insured depository institutions, Bank of America and Bank of America, FSB are subject to conservatorship and receivership rules enacted pursuant to the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended ("FIRREA"). If a receiver or conservator were appointed for Bank of America, FSB, the receiver or conservator could prevent the termination of Bank of America, FSB as Servicer and the appointment of a successor Servicer if no event of default under the applicable Agreements exists other than the receivership, conservatorship or insolvency of the Servicer. In addition, the appointment of a receiver or conservator for Bank of America, FSB could result in a delay or possibly a reduction in payments on the Certificates to the extent Bank of America, FSB received (but did not deposit with the Trustee) Contract collections before the date of receivership or conservatorship.

  Each of the Sellers believes that the transfer of Contracts sold by it to any Trust Fund will constitute absolute and unconditional sales. However, in the event of a conservatorship or receivership of Bank of America, Bank of America, FSB or both of them, a conservator or receiver, as the case may be, could recharacterize the sale of Contracts by Bank of America or Bank of America, FSB, or both of them, as a borrowing secured by a pledge of the Contracts sold by it. Such an attempt, even if unsuccessful, could result in delays in or reductions of distributions on the Certificates offered hereby and by the related Prospectus Supplement. If such an attempt were successful, the conservator or receiver, as the case may be, could elect to accelerate payment of the Certificates and liquidate the Contracts, with the holders of Certificates entitled to no more than the then outstanding principal amount of such Certificates together with interest at the applicable Pass-Through Rate to the date of payment. Thus, the holders of Certificates could lose the right to future distributions of interest, and might suffer reinvestment loss in a lower interest rate environment.

  The foregoing discussion does not purport to be comprehensive. Prospective investors should consult their own legal advisors as to the possible consequences of any insolvency, conservatorship, receivership or similar proceeding instituted by or in respect of Bank of America or Bank of America, FSB.

  Similar consequences could result from a bankruptcy proceeding instituted by or in respect of any affiliate of Bank of America or Bank of America, FSB that sells Contracts to Bank of America or Bank of America, FSB or both and becomes subject to a bankruptcy, conservatorship, receivership or similar proceeding. Prospective investors should consult their own legal advisors as to such matters.

                        INDEX OF SIGNIFICANT DEFINITIONS

                                                              PAGE IN PROSPECTUS
                                                               ON WHICH TERM IS
                                                                   DEFINED
                                                              ------------------
1986 Act.....................................................            50
1997 Act.....................................................            57
adjusted issue price.........................................        54, 64
Agreement....................................................             5
Bank of America, FSB.........................................             i
Bank of America..............................................          i, 3
Bank of America FSB..........................................         i, ii
Bulk Sellers.................................................            16
cash-flow investments........................................            49
Cede.........................................................     2, 10, 36
Certificate Account..........................................            31
Certificate Owners...........................................     2, 10, 36
Certificateholders...........................................         2, 47
Certificate Balance..........................................             6
Certificates.................................................             i
Class........................................................          i, 5
Code.........................................................            11
Collection Period............................................         7, 34
Commission...................................................             1
Contract.....................................................             3
Contract Files...............................................            32
Contract Pool................................................         ii, 3
Contract Rate................................................             4
Contract Schedule............................................            32
Contracts....................................................         ii, 3
contracts....................................................             3
Credit Facility..............................................            46
Credit Facility Provider.....................................            46
Cut-off Date.................................................             4
daily portion................................................            53
Definitive Certificates......................................            31
Disqualified Organizations...................................        50, 65
Distribution Date............................................             6
DOL..........................................................            74
DTC..........................................................     2, 10, 36
DTC Rules....................................................            36
Due Date.....................................................            17
ERISA........................................................        11, 74
Excess Interest..............................................            34
Exchange Act.................................................             1
FIRREA.......................................................            84
foreclosure property.........................................            50
Foreign Holder...............................................            58
Fractional Interests.........................................            41

                                                              PAGE IN PROSPECTUS
                                                               ON WHICH TERM IS
                                                                   DEFINED
                                                              ------------------
Global Certificate...........................................       10, 36
Grantor Trust Fund...........................................           47
holder.......................................................           47
Indirect Participants........................................           36
Issue Premium................................................           61
Junior Certificates..........................................           43
Kelley Blue Book.............................................           24
Land Home Contract...........................................        3, 18
Land-in-Lieu Contract........................................        3, 18
Liquidity Facility...........................................           46
Liquidity Facility Provider..................................           46
long-term federal rate.......................................           64
Manufactured Home............................................            3
manufactured homes...........................................           76
manufactured housing contracts...............................           13
mezzanine....................................................           45
Minimum Termination Amount...................................           37
Monthly Servicing Fee........................................           39
Mortgage.....................................................           19
NADA.........................................................           24
NCUA.........................................................           73
noneconomic residual interest................................           66
Non-REMIC Certificates.......................................           68
notice.......................................................           40
Obligor......................................................           17
OID Regulations..............................................           47
Original Holder..............................................           60
Paticipants..................................................           36
Parties in Interest..........................................           74
pass-through interest holder.................................           58
Pass-Through Rate............................................        8, 35
Percentage Interest..........................................           31
permitted investments........................................           49
Plans........................................................           74
Policy Statement.............................................           73
Pool Principal Balance.......................................           44
Pool Scheduled Principal Balances............................           45
Premium Non-REMIC Certificates...............................           69
Prepayment Model.............................................           30
PTE 83-1.....................................................           74
qualified mortgage...........................................           49
qualified replacement mortgage...............................           49
qualified reserve assets.....................................           50
Rate Period..................................................           35
Rating.......................................................           45
Registration Statement.......................................            1

                                                              PAGE IN PROSPECTUS
                                                               ON WHICH TERM IS
                                                                   DEFINED
                                                              ------------------
Regular Certificates.........................................             48
regular interests............................................             48
REMIC........................................................     ii, 47, 48
REMIC Certificates...........................................             47
REMIC Provisions.............................................             47
REMIC Regulations............................................             47
Relief Act...................................................         15, 81
Repurchase Date..............................................             37
Reserve Fund.................................................             45
Residual Certificates........................................             48
Residual Interest............................................      9, 35, 48
Scheduled Payment............................................             17
Securities Act...............................................              i
Seller.......................................................          i, ii
Sellers......................................................             ii
Senior Certificates..........................................         43, 64
Series.......................................................              i
Service......................................................         47, 49
Servicer.....................................................          ii, 3
single-class REMIC...........................................             58
SMMEA........................................................         11, 73
SPFSC........................................................          ii, 3
Special Principal Distributions..............................          8, 34
SPHSI........................................................             20
Spread Account...............................................             45
Staged-funding...............................................             19
Startup Day..................................................             49
Step-Up Rate.................................................             17
Step-Up Rate Contracts.......................................             17
Subordinate Certificates.....................................             43
Tax-Exempt Investor..........................................             72
Termination Auction..........................................             38
Title V......................................................             82
Total Regular Principal Amount...............................          6, 34
Trust Fund...................................................           i, 5
Trustee......................................................              5
UBTI.........................................................             72
UCC..........................................................             14
Underwriters.................................................             83
Weighted Average Contract Rate...............................          4, 19

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  NO DEALER, SALESMAN OR PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR
TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SELLER OR EITHER UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY AND THEREBY IN ANY STATE OR JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER AND THEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE SELLER OR IN THE TRUST FUND SINCE SUCH DATES.

                                ---------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
                          PROSPECTUS SUPPLEMENT
Terms of Offered Certificates.............................................  S-1
Risk Factors.............................................................. S-20
Recent Developments....................................................... S-21
The Contract Pool......................................................... S-21
The Seller................................................................ S-29
Prepayment and Yield Considerations....................................... S-32
Description of the Certificates........................................... S-50
Certain Federal Income Tax Consequences................................... S-71
ERISA Considerations...................................................... S-73
Certain Legal Aspects of the Contracts.................................... S-75
Ratings................................................................... S-78
Legal Investment.......................................................... S-78
Method of Distribution.................................................... S-79
Use of Proceeds........................................................... S-80
Legal Matters............................................................. S-80
Index of Significant Definitions.......................................... S-81
Appendix A--Prepayment Experience of Certain Pools........................  A-1
                                PROSPECTUS
Incorporation of Certain Documents by Reference...........................    1
Additional Information....................................................    1
Reports to Certificateholders.............................................    2
Summary of Terms..........................................................    3
Risk Factors..............................................................   13
The Contract Pools........................................................   16
The Sellers...............................................................   20
Bank of America, FSB's Management's Discussion and Analysis of
 Delinquency, Repossession and Loan Loss Experience.......................   28
Prepayment and Yield Considerations.......................................   28
Description of the Certificates...........................................   31
Credit and Liquidity Enhancement..........................................   43
Certain Federal Income Tax Consequences...................................   47
Other Tax Consequences....................................................   71
Restrictions on Transfer of REMIC Residual Certificates...................   72
Tax-Exempt Investors......................................................   72
Legal Investment..........................................................   73
ERISA Considerations......................................................   74
Certain Legal Aspects of the Contracts....................................   75
Ratings...................................................................   83
Method of Distribution....................................................   83
Use of Proceeds...........................................................   84
Legal Matters.............................................................   84
Other Considerations......................................................   84
Index of Significant Definitions..........................................   86

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              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
                     BANK OF AMERICA, FSB, ACTING THROUGH
                       ITS DIVISION, BANKAMERICA HOUSING
                         SERVICES, SELLER AND SERVICER

 $29,500,000*  5.825% CLASS A-1

 $49,000,000*  6.130% CLASS A-2

 $45,000,000*  6.230% CLASS A-3

 $50,000,000*  6.310% CLASS A-4

 $33,000,000*  6.390% CLASS A-5

 $32,000,000*  6.470% CLASS A-6

 $51,000,000*  6.690% CLASS A-7

 $52,000,000*  6.790% CLASS A-8

 $68,500,000*  7.090%*** CLASS A-9

       **      0.150% CLASS A-IO

 $41,250,000*  6.900%*** CLASS M

 $32,500,000*  7.070%*** CLASS B-1

  * NUMBERS ARE APPROXIMATE
 ** INTEREST WILL ACCRUE ON THE NOTIONAL PRINCIPAL AMOUNT DEFINED HEREIN
*** SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE NET CONTRACT RATE,
    AS DEFINED HEREIN

                              SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2

                                ---------------

                                  PROSPECTUS

                                ---------------

                        BANCAMERICA ROBERTSON STEPHENS
                          MORGAN STANLEY DEAN WITTER

                               NOVEMBER 14, 1997

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